UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The global equity markets recorded strong gains during the 12-month period ended October 31, 2023 (the “Reporting Period”). Performance was driven by macro factors, chief among them rising interest rates, inflation data, volatile energy prices and speculation about whether central banks would achieve soft or hard economic landings. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

During the Reporting Period, global equities, as represented by the MSCI All Country World Index (Net Total Return, Unhedged, USD) (“MSCI ACWI Index”), generated a return of 10.5%. The majority of the gains occurred during the first nine months of the Reporting Period. The final three months saw corrections across most regions and sectors within the MSCI ACWI Index. (A correction is a condition in which securities prices fall 10% or more from recent highs.)

Non-U.S. developed markets stocks, as represented by the MSCI® EAFE® Index (Net, Unhedged, USD), performed best, posting a return of 14.4% during the Reporting Period overall, with value stocks outpacing growth stocks. From a regional standpoint, Japanese and European equities were the strongest performers. Despite significant depreciation in the Japanese yen relative to the U.S. dollar, Japan’s stock market was one of the best performing developed markets regions, as it benefited from continuation of the central bank’s accommodative monetary policy, rising share buybacks and growing corporate investment. Market technicals (i.e., supply/demand conditions) also supported the performance of Japanese equities, as investment inflows increased, perhaps driven by optimism that long-promised corporate governance reforms were finally starting to bear fruit. As for European equities, they appreciated significantly early in the Reporting Period, recovering from previously depressed levels. Investors had been bearish on European stocks due both to inflation worries, especially concerns about energy price inflation caused by Russia’s invasion of Ukraine, and to rising interest rates and overall economic weakness. However, reduced energy demand because of a warmer than expected winter, success in securing alternative energy imports and generous government support for the consumer improved investor sentiment, led to a significant rally in European equity performance. Challenges then followed, with March 2023 especially difficult, as a U.S. regional banking crisis spilled over to European banks, leading to the high-profile bankruptcy of Credit Suisse but not much further fallout due to prompt government intervention. European equities were volatile for the rest of the Reporting Period, with the outlook for economies and interest rates weighing on market sentiment. Overall, macroeconomic fundamentals in European countries were lethargic during the Reporting Period, with Germany, for example, entering a technical recession and its inflation remaining above target, although employment in the country stayed robust. (A technical recession is commonly defined as two consecutive quarters of negative growth in a country’s gross domestic product.)

In the U.S., where growth stocks beat value stocks by a wide margin, the broad equity market generated a return of 9.5%, as measured by the Russell 1000® Index. The rally in growth stocks was led by the so-called “Magnificent Seven” (specifically, Apple, Microsoft, Alphabet, Amazon.com, Nvidia, Meta Platforms and Tesla), which were responsible for almost all of the U.S equity market’s gains in the first half of 2023. The rally was driven by a combination of factors, including a reversal of previous multiples compression and the strong fundamental performance of some of these companies. (Multiple compression, or valuation derating, is when a company’s valuation multiples, such as the price/earnings ratio, is reduced either because of increased earnings without a corresponding increase in stock price or because of a decreased stock price without a corresponding decrease in earnings.) Many of the Magnificent Seven were beneficiaries of investor optimism about artificial intelligence (“AI”) following the release of ChatGPT as well as excitement about generative AI. Within the U.S. equity market, small-cap stocks, as measured by the Russell 2000® Index, recorded a decline of 8.6% during the Reporting Period. Geopolitical strife, inflation concerns and uncertainty over U.S. Federal Reserve monetary policy created a difficult backdrop for small-cap equities, which are generally considered more volatile and cyclical than their large-cap counterparts.

Emerging markets equities returned 10.8%, as measured by the MSCI Emerging Markets Index (Net, USD, Unhedged), during the Reporting Period. Chinese equities posted the strongest gains, with the MSCI China All Shares Index (Net Total Return, USD, Unhedged) notching a 21.1% return during the Reporting Period, though performance was highly volatile. At first, Chinese equities benefited from the reopening of the country’s economy following COVID-19-related lockdowns, but they subsequently weakened, as an expected surge in consumer spending did not materialize due in part to worries about China’s property crisis and level of unemployment. These investor concerns were exacerbated by geopolitical and regulatory issues.

                1

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, many investors continued to debate whether central banks could engineer soft landings or if protracted economic declines were more probable. Although inflation had come down substantially, central banks remained cautious at the end of the Reporting Period about declaring victory due to the potentially sticky components of core inflation, such as wages, that could keep inflation above policymakers’ desired 2% target in major developed markets economies. In most developed markets countries, consumer spending was solid and employment robust, and we thought investors would continue assessing whether this strength could be sustained. In the emerging markets, some countries, such as Mexico, India and Indonesia, were benefiting from “near-shoring” trends wherein Western firms were trying to reduce supply-chain dependency on China, leading to increased investment in other emerging markets countries. Meanwhile, China’s future path was a point of debate, with many investors bearish for both the short term and long term and no signs apparent of a clear catalyst that might fuel a rally without significant government stimulus. Geopolitical risks also remained top of mind for many investors at the end of the Reporting Period, as the Russia/Ukraine war entered another winter, Israel/Hamas war risks escalated and impacted the broader Middle East region, and trade tensions persisted between the U.S. and China.

2

FUND RESULTS

Multi-Manager International Equity Fund

Investment Objective The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs External Investing Group (“XIG”) (formerly, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group) discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of 15.32%. This return compares to the 14.40% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® EAFE® Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ an international equity investment strategy. XIG is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. XIG applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund generated a positive absolute return and outperformed the Index on a relative basis. These relative results can be attributed to the performance of the Fund’s Underlying Managers overall. During the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation—Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

Of the four Underlying Managers, two produced positive absolute returns and two produced negative absolute returns during the Reporting Period. On a relative basis, value-oriented Underlying Manager Causeway and core-oriented Underlying Manager MFS outperformed their respective benchmark indices during the Reporting Period. Core-oriented Underlying Manager Lazard and growth-oriented Underlying Manager WCM underperformed their respective benchmark indices.

Q	Which international equity strategies most significantly affected Fund performance?

A

During the Reporting Period, value-oriented Underlying Manager Causeway significantly outperformed its benchmark index, the MSCI® EAFE® Index. The gains were due in part to style tailwinds, as value stocks generally outpaced growth stocks within the MSCI® EAFE® Index during the Reporting Period. The strategy also benefited from strong stock selection within the industrials and financials sectors.

Core-oriented Underlying Manager MFS outperformed the MSCI® EAFE® Index, its benchmark index, driven by broad-based positive stock selection across the communication services, industrials and materials sectors. Effective stock selection within communication services was highlighted by out-of-benchmark exposure to Asian gaming companies, while exposure to European chemical and industrial gas providers added to relative performance in the materials sector. The strategy’s lack of exposure to real estate also contributed positively given that rising interest rates pressured that sector during the Reporting Period. Conversely, stock selection across the health care and financials sectors, as well as an overweight position versus the MSCI® EAFE® Index in the consumer staples sector, detracted somewhat from relative performance. Within health care, exposure to medical equipment makers and to Japanese pharmaceutical companies hampered returns. Within financials, the strategy was hurt by its lack of exposure to Japanese banks, which appreciated amid higher Japanese interest rates and an improved economic growth outlook. From a regional perspective, stock selection in the U.K. and an underweight in Asia ex Japan, especially the strategy’s lack of exposure to Australia, added to relative returns. However, stock selection in Japan—namely, a preference for health care, retailers and manufacturers over banks—and out-of-benchmark exposure to North America, predominantly to Canadian transportation and financials, detracted from relative performance.

Lazard, another core-oriented Underlying Manager, underperformed its benchmark index, the MSCI® EAFE® Index, primarily because of poor stock selection in the financials, health care and consumer discretionary sectors.

                3

FUND RESULTS

However, stock selection in information technology, consumer staples and communication services contributed positively, partially offsetting these negative results. On a regional basis, stock selection in continental Europe was the largest detractor from relative performance, while stock selection in the U.K. added most to returns.

Growth-oriented Underlying Manager WCM underperformed its benchmark index, the MSCI ACWI ex-USA Index, during the Reporting Period, due primarily to weak stock selection within the information technology and financials sectors. These losses were partially offset by an overweight in the health care sector as well as lack of exposure to the real estate sector, which added value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used forward foreign currency exchange contracts to take positions in select non-U.S. markets. The use of forward foreign currency exchange contracts had a negative impact on the Fund’s performance. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares in specific stocks at a discount. Warrants were utilized to give the Fund the right, but not the obligation, to buy or sell specific stocks at a certain price before expiration. The use of rights and warrants each had a neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

There were no notable changes to the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 30% to MFS, 29% to Causeway, 20% to WCM and 20% to Lazard, with the remainder invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

4

FUND BASICS

 Multi-Manager International Equity Fund

    as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23 ±

Holding	% of Net Assets	Line of Business

Novo Nordisk AS Class B	3.1%	Pharmaceuticals
Compass Group PLC	1.9	Hotels, Restaurants & Leisure
RELX PLC	1.9	Professional Services
Canadian Pacific Kansas City Ltd.	1.7	Ground Transportation
Rolls-Royce Holdings PLC	1.7	Aerospace & Defense
Nestle SA	1.6	Food Products
ICON PLC ADR	1.5	Life Sciences Tools & Services
Samsung Electronics Co. Ltd.	1.5	Technology Hardware, Storage & Peripherals
Roche Holding AG	1.5	Pharmaceuticals
Aon PLC Class A	1.5	Insurance

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION†

    As of October 31, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

                5

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2015 through October 31, 2023.

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Since Inception

Class P Shares (Commenced July 31, 2015)	15.32%	6.37%	5.22%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

6

FUND RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs External Investing Group (“XIG”) (formerly, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group) discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of -5.00%. This return compares to the -8.56% average annual total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a small-cap equity investment strategy. XIG is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. XIG applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

The Fund generated a negative absolute return during the Reporting Period but outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall. At various points during the Reporting Period, the Fund allocated capital to four Underlying Managers, one of which managed two strategies, as part of its top-level strategy allocation—Boston Partners Global Investors (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), Victory Capital Management, Inc. (“Victory RS” and “Victory Sycamore”) and Westfield Capital Management Company, L.P. (“Westfield”).

The three Underlying Managers with allocated capital during the entire Reporting Period generated negative absolute returns. Victory RS generated a negative absolute return between the beginning of the Reporting Period and

March 13, 2023, when its assets were redeemed. Westfield generated a negative absolute return between March 6, 2023, when it was allocated capital, and the end of the Reporting Period.

On a relative basis, value-oriented Underlying Manager Boston Partners, value-oriented Underlying Manager Victory Sycamore and growth-oriented Underlying Manager Brown Advisory outperformed their respective benchmark indices during the Reporting Period. Growth-oriented Underlying Manager Victory RS underperformed its benchmark index between the start of the Reporting Period and March 13, 2023. Westfield, a growth-oriented Underlying Manager, outperformed its benchmark index between March 6, 2023 and the end of the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A

Value-oriented Underlying Manager Boston Partners outperformed its benchmark index, the Russell 2000® Value Index, the most during the Reporting Period. Strong stock selection and a relative underweight in the health care sector, as well as effective selection and an overweight in information technology, added to performance. These positive results were partially offset by stock selection within the energy and materials sectors, which detracted.

Victory Sycamore, the other value-oriented Underlying Manager, also outperformed its benchmark index, the Russell 2000® Value Index, during the Reporting Period. The relative outperformance was driven by effective stock selection and an underweight in the health care sector as well as by an overweight in the industrials sector. An underweight in the energy sector, as well as weak stock selection in consumer discretionary, detracted, partly offsetting these positive results.

                7

FUND RESULTS

Growth-oriented Underlying Manager Brown Advisory outperformed its benchmark index, the Russell 2000® Growth Index, during the Reporting Period, due to strong selection within health care, communication services and real estate. Partly offsetting these results was stock selection within consumer discretionary and financials, which detracted from relative performance.

Victory RS, a growth-oriented Underlying Manager, underperformed its benchmark index, the Russell 2000® Growth Index, between the beginning of the Reporting Period and March 13, 2023 when its assets were redeemed. The negative results were driven by weak stock selection in the health care sector, notably among biotechnology companies. Selection in consumer discretionary also detracted from relative returns as did selection in information technology, specifically software stocks. On the positive side, stock selection in the industrials and energy sectors added to relative performance.

Westfield, a growth-oriented Underlying Manager, outperformed its benchmark index, the Russell 2000® Growth Index, between March 6, 2023, when it was allocated assets, and the end of the Reporting Period. Its outperformance was primarily attributable to effective stock selection in the health care sector, particularly among biotechnology companies. A relative overweight in financials and stock selection in real estate further added to returns. Conversely, stock selection in the industrials and consumer discretionary sectors detracted from relative performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 36% to Brown Advisory, 29% to Boston Partners, 25% to Victory Sycamore and 9% to Victory RS, with the remainder invested in cash and cash equivalents.

In December 2022, XIG reduced the Fund’s allocation to value-oriented Underlying Manager Boston Partners and redeployed the capital to Victory Sycamore, the Fund’s other value-oriented Underlying Manager.

Effective January 24, 2023, Westfield became a growth-oriented Underlying Manager for the Fund but was not allocated capital at that time.

In March 2023, the Fund’s allocation to growth-oriented Underlying Manager Victory RS was eliminated and the capital reallocated to Westfield. This redeployment allowed XIG to allocate assets to a strategy in which it had greater conviction while keeping the Fund in balance from both a risk budget and style perspective. Subsequently, XIG increased the Fund’s allocation to Westfield by reducing its allocation to growth-oriented Brown Advisory. Lastly, after substantial outperformance by value-oriented Victory Sycamore, XIG trimmed the Fund’s allocation to that Underlying Manager and further increased its allocation to Westfield. These adjustments allowed the Fund to reach an equal weighting between its growth-oriented and value-oriented Underlying Managers.

At the end of the Reporting Period, the Fund’s assets were allocated approximately 29.50% to Brown Advisory, 24.75% to Boston Partners, 24.75% to Victory Sycamore and 20.00% to Westfield, with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

8

FUND BASICS

 Multi-Manager U.S. Small Cap Equity Fund

    as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23 ±

Holding	% of Net Assets	Line of Business
ChampionX Corp.	1.3%	Energy Equipment & Services
Curtiss-Wright Corp.	0.9	Aerospace & Defense
Casella Waste Systems, Inc. Class A	0.9	Commercial Services & Supplies
Bright Horizons Family Solutions, Inc.	0.9	Diversified Consumer Services
Haemonetics Corp.	0.9	Health Care Equipment & Supplies
Casey’s General Stores, Inc.	0.9	Consumer Staples Distribution & Retail
Wintrust Financial Corp.	0.9	Banks
Ascendis Pharma AS ADR	0.9	Biotechnology
FTI Consulting, Inc.	0.8	Professional Services
Dynatrace, Inc.	0.8	Software

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION †

    As of October 31, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

                9

MULTI-MANAGER U. S. SMALL CAP EQUITY FUND

 Performance Summary

    October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 29, 2016 through October 31, 2023

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Since Inception

Class P Shares (Commenced April 29, 2016)	-5.00%	3.70%	5.95%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

10

FUND BASICS

Index Definitions

Market Review

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red chips, P chips and foreign listings (e.g., American Depositary Receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Multi-Manager International Equity Fund

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries.

MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Multi-Manager U.S. Small Cap Equity Fund

Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

It is not possible to invest directly in an unmanaged index.

                11

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2023

Shares	Description	Value

Common Stocks – 95.8%

Belgium – 0.9%
117,981	Anheuser-Busch InBev SA (Beverages)	$6,712,889
82,195	KBC Group NV (Banks)	4,523,589

		11,236,478

Bermuda* – 0.7%
99,310	Arch Capital Group Ltd. (Insurance)	8,608,191

Brazil – 0.2%
816,219	Banco Bradesco SA ADR (Banks)	2,277,251

Canada – 4.8%
87,493	Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	4,762,824
151,828	CAE, Inc.* (Aerospace & Defense)	3,170,679
46,879	Canadian National Railway Co. (Ground Transportation)	4,958,861
299,501	Canadian Pacific Kansas City Ltd. (Ground Transportation)	21,258,824
18,862	Intact Financial Corp. (Insurance)	2,650,133
54,624	National Bank of Canada (Banks)	3,396,201
273,523	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	8,858,062
44,290	Thomson Reuters Corp. (Professional Services)	5,305,219
70,013	Toronto-Dominion Bank (Banks)	3,910,731

		58,271,534

China – 1.2%
28,935	Alibaba Group Holding Ltd. ADR* (Broadline Retail)	2,388,295
2,024,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	745,515
157,800	NetEase, Inc. (Entertainment)	3,377,165
169,900	Tencent Holdings Ltd. (Interactive Media & Services)	6,287,783
44,736	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	2,351,324

		15,150,082

Denmark – 4.7%
73,406	Carlsberg AS Class B (Beverages)	8,748,022
36,677	DSV AS (Air Freight & Logistics)	5,481,044
9,072	Genmab AS* (Biotechnology)	2,564,499
396,488	Novo Nordisk AS Class B (Pharmaceuticals)	38,251,658
98,371	Vestas Wind Systems AS* (Electrical Equipment)	2,132,168

		57,177,391

Finland – 0.4%
115,594	Sampo OYJ Class A (Insurance)	4,546,174

France – 12.1%
88,711	Air Liquide SA (Chemicals)	15,200,822

Shares	Description	Value

Common Stocks (continued)
France (continued)
417,040	Alstom SA (Machinery)	$5,647,748
184,151	AXA SA (Insurance)	5,456,472
37,147	BNP Paribas SA (Banks)	2,136,101
140,995	Bureau Veritas SA (Professional Services)	3,211,553
47,136	Capgemini SE (IT Services)	8,330,290
222,727	Carrefour SA (Consumer Staples Distribution & Retail)	3,904,730
75,874	Cie de Saint-Gobain SA (Building Products)	4,130,137
89,079	Cie Generale des Etablissements Michelin SCA (Automobile Components)	2,646,399
142,449	Danone SA (Food Products)	8,474,356
54,133	Dassault Systemes SE (Software)	2,229,921
554,174	Engie SA (Multi-Utilities)	8,814,073
33,802	EssilorLuxottica SA (Health Care Equipment & Supplies)	6,120,982
12,954	Kering SA (Textiles, Apparel & Luxury Goods)	5,268,411
38,353	Legrand SA (Electrical Equipment)	3,317,779
14,098	L’Oreal SA (Personal Products)	5,925,819
21,603	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	15,466,243
60,723	Pernod Ricard SA (Beverages)	10,782,968
67,536	Sanofi SA (Pharmaceuticals)	6,132,690
93,700	Schneider Electric SE (Electrical Equipment)	14,416,429
31,299	Thales SA (Aerospace & Defense)	4,619,030
174,214	Valeo SE (Automobile Components)	2,301,905
33,924	Vinci SA (Construction & Engineering)	3,751,127

		148,285,985

Germany–7.0%
25,337	Allianz SE (Insurance)	5,935,002
167,608	Bayer AG (Pharmaceuticals)	7,242,100
57,185	Beiersdorf AG (Personal Products)	7,520,971
62,130	Continental AG (Automobile Components)	4,056,403
39,178	Deutsche Boerse AG (Capital Markets)	6,448,562
377,743	Deutsche Telekom AG (Diversified Telecommunication Services)	8,198,407
22,994	Gerresheimer AG (Life Sciences Tools & Services)	2,144,724
72,508	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	2,117,974
115,708	LANXESS AG (Chemicals)	2,651,399
62,515	Merck KGaA (Pharmaceuticals)	9,442,165
10,719	MTU Aero Engines AG (Aerospace & Defense)	2,014,708

12                    The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)
Germany (continued)
121,049	RWE AG (Independent Power and Renewable Electricity Producers)	$4,631,989
125,568	SAP SE (Software)	16,842,728
68,137	Schott Pharma AG & Co. KGaA* (Life Sciences Tools & Services)	1,975,424
30,944	Siemens AG (Industrial Conglomerates)	4,106,233

		85,328,789

Hong Kong – 1.0%
1,298,400	AIA Group Ltd. (Insurance)	11,275,050
1,171,000	ESR Group Ltd.(a) (Real Estate Management & Development)	1,504,612

		12,779,662

India – 1.4%
425,874	HDFC Bank Ltd. (Banks)	7,556,934
316,710	ICICI Bank Ltd. ADR (Banks)	7,027,795
46,273	Tata Consultancy Services Ltd. (IT Services)	1,873,297

		16,458,026

Ireland – 6.7%
38,611	Accenture PLC Class A (IT Services)	11,470,942
58,074	Aon PLC Class A (Insurance)	17,968,096
340,220	Experian PLC (Professional Services)	10,321,862
75,346	ICON PLC ADR* (Life Sciences Tools & Services)	18,381,410
30,573	Linde PLC (Chemicals)	11,683,778
142,761	Ryanair Holdings PLC ADR* (Passenger Airlines)	12,520,140

		82,346,228

Israel – 0.7%
712,965	Bank Leumi Le-Israel BM (Banks)	4,592,148
25,511	Check Point Software Technologies Ltd.* (Software)	3,424,852

		8,017,000

Italy – 3.8%
1,528,944	Enel SpA (Electric Utilities)	9,705,095
321,925	Eni SpA (Oil, Gas & Consumable Fuels)	5,262,722
37,934	Ferrari NV (Automobiles)	11,482,769
2,106,773	Intesa Sanpaolo SpA (Banks)	5,489,810
550,827	UniCredit SpA (Banks)	13,809,020

		45,749,416

Japan – 9.1%
295,200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	7,603,944
126,200	BayCurrent Consulting, Inc. (Professional Services)	3,168,471

Shares	Description	Value

Common Stocks (continued)
Japan (continued)
60,500	Daikin Industries Ltd. (Building Products)	$8,722,822
313,400	Denso Corp. (Automobile Components)	4,627,768
266,800	FANUC Corp. (Machinery)	6,621,014
132,100	Hitachi Ltd. (Industrial Conglomerates)	8,373,367
48,900	Hoya Corp. (Health Care Equipment & Supplies)	4,707,534
16,500	Keyence Corp. (Electronic Equipment, Instruments & Components)	6,387,454
107,000	Kobe Bussan Co. Ltd. (Consumer Staples Distribution & Retail)	2,648,042
211,600	Koito Manufacturing Co. Ltd. (Automobile Components)	3,170,346
127,500	Kokusai Electric Corp.* (Semiconductors & Semiconductor Equipment)	2,077,684
26,200	Kose Corp. (Personal Products)	1,735,776
112,200	Kubota Corp. (Machinery)	1,509,005
82,500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	4,066,541
245,200	Mitsubishi Electric Corp. (Electrical Equipment)	2,811,588
445,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	7,625,999
239,900	Olympus Corp. (Health Care Equipment & Supplies)	3,203,949
276,600	Renesas Electronics Corp.* (Semiconductors & Semiconductor Equipment)	3,633,312
77,700	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	2,846,827
75,300	Shin-Etsu Chemical Co. Ltd. (Chemicals)	2,251,724
8,100	SMC Corp. (Machinery)	3,740,280
64,100	Sony Group Corp. (Household Durables)	5,329,200
48,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,323,624
72,200	Suzuki Motor Corp. (Automobiles)	2,802,227
185,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	5,021,774
118,900	Terumo Corp. (Health Care Equipment & Supplies)	3,252,888
70,300	ZOZO, Inc. (Specialty Retail)	1,336,737

		111,599,897

Mexico – 0.4%
560,700	Arca Continental SAB de CV (Beverages)	5,027,920

The accompanying notes are an integral part of these financial statements.                13

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2023

Shares	Description	Value

Common Stocks (continued)
Netherlands – 5.9%
8,839	Adyen NV*(a) (Financial Services)	$5,961,780
47,667	Airbus SE (Aerospace & Defense)	6,391,008
185,400	Akzo Nobel NV (Chemicals)	12,437,501
17,714	ASM International NV (Semiconductors & Semiconductor Equipment)	7,310,215
22,700	ASML Holding NV (Semiconductors & Semiconductor Equipment)	13,619,167
837,464	ING Groep NV (Banks)	10,736,728
342,784	Koninklijke Philips NV* (Health Care Equipment & Supplies)	6,520,600
79,325	QIAGEN NV* (Life Sciences Tools & Services)	2,956,292
36,357	Randstad NV (Professional Services)	1,882,738
159,073	Universal Music Group NV (Entertainment)	3,895,511

		71,711,540

Portugal – 0.6%
883,450	EDP - Energias de Portugal SA (Electric Utilities)	3,712,696
201,722	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	3,036,876

		6,749,572

Singapore – 1.0%
364,400	DBS Group Holdings Ltd. (Banks)	8,754,096
148,600	United Overseas Bank Ltd. (Banks)	2,931,089

		11,685,185

South Korea – 1.9%
68,621	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	3,415,602
11,838	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	14,803,130
56,234	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	4,883,479

		23,102,211

Spain – 1.3%
37,214	Aena SME SA(a) (Transportation Infrastructure)	5,399,776
120,070	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	6,852,732
329,581	Iberdrola SA (Electric Utilities)	3,665,606

		15,918,114

Sweden – 1.2%
50,003	Assa Abloy AB Class B (Building Products)	1,065,817

Shares	Description	Value

Common Stocks (continued)
Sweden (continued)
323,706	Atlas Copco AB Class A (Machinery)	$4,191,675
68,930	Evolution AB(a) (Hotels, Restaurants & Leisure)	6,142,036
363,770	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	2,964,591
6,460	Sandvik AB (Machinery)	110,033

		14,474,152

Switzerland – 7.7%
84,801	ABB Ltd. (Electrical Equipment)	2,849,119
74,490	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	8,787,992
46,934	Julius Baer Group Ltd. (Capital Markets)	2,781,388
401	Lonza Group AG (Life Sciences Tools & Services)	140,432
175,817	Nestle SA (Food Products)	18,959,881
120,082	Novartis AG (Pharmaceuticals)	11,242,024
1,397	Partners Group Holding AG (Capital Markets)	1,479,232
70,063	Roche Holding AG (Pharmaceuticals)	18,055,905
30,100	Sika AG (Chemicals)	7,203,212
16,452	Sonova Holding AG (Health Care Equipment & Supplies)	3,899,342
364,059	UBS Group AG (Capital Markets)	8,554,086
20,151	Zurich Insurance Group AG (Insurance)	9,571,575

		93,524,188

Taiwan – 0.6%
235,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,838,139
44,612	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	3,850,462

		7,688,601

United Kingdom – 17.5%
361,387	Allfunds Group PLC (Capital Markets)	1,849,624
113,082	AstraZeneca PLC (Pharmaceuticals)	14,158,274
5,167,525	Barclays PLC (Banks)	8,294,114
45,350	Berkeley Group Holdings PLC (Household Durables)	2,229,251
1,594,663	BP PLC (Oil, Gas & Consumable Fuels)	9,737,033
177,924	British American Tobacco PLC (Tobacco)	5,315,018

14                    The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)
United Kingdom (continued)
141,711	Coca-Cola Europacific Partners PLC (Beverages)	$8,266,723
917,348	Compass Group PLC (Hotels, Restaurants & Leisure)	23,127,588
320,705	Diageo PLC (Beverages)	12,127,772
47,433	Ferguson PLC (Trading Companies & Distributors)	7,124,614
375,571	GSK PLC (Pharmaceuticals)	6,695,214
785,062	HSBC Holdings PLC (Banks)	5,668,474
409,325	Informa PLC (Media)	3,546,585
555,474	Kingfisher PLC (Specialty Retail)	1,418,412
1,025,667	Legal & General Group PLC (Insurance)	2,642,633
47,755	London Stock Exchange Group PLC (Capital Markets)	4,818,242
976,998	NatWest Group PLC (Banks)	2,125,768
1,094,045	Prudential PLC (Insurance)	11,439,751
150,101	Reckitt Benckiser Group PLC (Household Products)	10,042,796
657,740	RELX PLC (Professional Services)	22,969,094
108,342	Rio Tinto PLC (Metals & Mining)	6,912,269
7,891,928	Rolls-Royce Holdings PLC* (Aerospace & Defense)	20,773,316
168,057	Segro PLC (Industrial REITs)	1,460,775
259,752	Shell PLC (Oil, Gas & Consumable Fuels)	8,485,483
943,625	Tesco PLC (Consumer Staples Distribution & Retail)	3,096,560
74,387	Unilever PLC (Personal Products)	3,523,014
245,599	WH Smith PLC (Specialty Retail)	3,462,752
333,567	WPP PLC (Media)	2,872,418

		214,183,567

United States – 2.4%
53,027	Atlassian Corp. Class A* (Software)	9,578,797
16,313	EPAM Systems, Inc.* (IT Services)	3,549,219
3,943	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	3,884,644
33,224	STERIS PLC (Health Care Equipment & Supplies)	6,976,376
44,799	Waste Connections, Inc. (Commercial Services & Supplies)	5,801,470

		29,790,506

Uruguay* – 0.6%
6,320	MercadoLibre, Inc. (Broadline Retail)	7,841,477

TOTA L C OMMON S TOCKS (Cost $1,022,822,030)		$1,169,529,137

Shares	Dividend Rate	Value

Investment Company(b) – 3.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
40,942,755	5.258%	$40,942,755
(Cost $ 40,942,755)

TOTAL INVESTMENTS – 99.1% (Cost $ 1,063,764,785)		$1,210,471,892

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		10,579,442

NET ASSETS – 100.0%		$1,221,051,334

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2023

Sector	% of Total Market Value
Industrials	18.6%
Financials	17.2
Health Care	15.1
Information Technology	12.0
Consumer Staples	10.8
Consumer Discretionary	10.2
Materials	4.8
Investment Company	3.4
Energy	2.9
Utilities	2.5
Communication Services	2.3
Real Estate	0.2

100.0%

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.                15

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2023

Shares	Description	Value

Common Stocks – 94.0%

Aerospace & Defense – 2.5%
33,040	Curtiss-Wright Corp.	$6,568,683
67,360	Hexcel Corp.	4,170,931
106,431	Leonardo DRS, Inc.*	2,029,639
39,300	Mercury Systems, Inc.*	1,414,014
32,492	Woodward, Inc.	4,051,752

		18,235,019

Air Freight & Logistics* – 0.5%
50,280	Hub Group, Inc. Class A	3,456,750

Automobile Components – 1.1%
31,894	LCI Industries	3,460,180
32,540	Visteon Corp.*	3,746,330
13,728	XPEL, Inc.*	635,607

		7,842,117

Automobiles – 0.1%
8,456	Thor Industries, Inc.	743,536

Banks – 5.0%
20,016	Ameris Bancorp	746,597
25,700	Bank of Hawaii Corp.	1,269,323
29,582	Berkshire Hills Bancorp, Inc.	580,103
28,621	Dime Community Bancshares, Inc.	526,340
41,860	First Merchants Corp.	1,143,197
28,214	Hancock Whitney Corp.	971,408
54,602	Heritage Commerce Corp.	446,644
72,955	Hope Bancorp, Inc.	639,086
34,800	Independent Bank Corp.	1,698,240
33,300	Lakeland Financial Corp.	1,640,025
88,962	OceanFirst Financial Corp.	1,126,259
89,535	Old National Bancorp	1,226,629
35,526	Peapack-Gladstone Financial Corp.	830,243
19,405	Preferred Bank	1,155,956
98,188	Prosperity Bancshares, Inc.	5,355,173
67,750	Renasant Corp.	1,652,422
26,164	S&T Bancorp, Inc.	673,985
58,650	SouthState Corp.	3,876,765
39,500	UMB Financial Corp.	2,477,440
26,386	Univest Financial Corp.	439,591
29,891	Western Alliance Bancorp	1,228,520
82,845	Wintrust Financial Corp.	6,187,693

		35,891,639

Biotechnology* – 4.1%
98,670	89bio, Inc.	730,158
166,709	Abcam PLC ADR	3,820,970
85,052	Alkermes PLC	2,057,408
68,953	Ascendis Pharma AS ADR	6,158,192
23,101	Blueprint Medicines Corp.	1,359,725
57,506	Catalyst Pharmaceuticals, Inc.	713,649
82,360	Cerevel Therapeutics Holdings, Inc.	1,947,814
23,820	CRISPR Therapeutics AG	927,313
10,706	Karuna Therapeutics, Inc.	1,783,727
23,818	MoonLake Immunotherapeutics	1,234,011
40,753	Neurocrine Biosciences, Inc.	4,521,138

Shares	Description	Value

Common Stocks – (continued)

Biotechnology* – (continued)
135,130	Rocket Pharmaceuticals, Inc.	$2,445,853
44,834	Vaxcyte, Inc.	2,156,515

		29,856,473

Building Products – 2.4%
32,999	AAON, Inc.	1,797,786
23,650	Apogee Enterprises, Inc.	1,015,058
153,871	AZEK Co., Inc.*	4,031,420
24,100	Gibraltar Industries, Inc.*	1,466,726
79,000	Hayward Holdings, Inc.*	829,500
147,476	Janus International Group, Inc.*	1,380,375
11,485	Masonite International Corp.*	908,923
28,767	PGT Innovations, Inc.*	861,284
20,000	UFP Industries, Inc.	1,903,400
103,981	Zurn Elkay Water Solutions Corp.	2,751,337

		16,945,809

Capital Markets – 1.6%
28,270	Avantax, Inc.*	729,649
333,009	BGC Group, Inc. Class A	1,954,763
36,650	Cohen & Steers, Inc.	1,914,596
20,459	Evercore, Inc. Class A	2,663,352
13,000	Houlihan Lokey, Inc.	1,306,760
57,070	StepStone Group, Inc. Class A	1,615,081
11,909	StoneX Group, Inc.*	1,135,166

		11,319,367

Chemicals – 3.4%
47,275	AdvanSix, Inc.	1,302,426
13,923	Ashland, Inc.	1,066,919
71,500	Avient Corp.	2,260,830
94,800	Axalta Coating Systems Ltd.*	2,486,604
148,696	Ecovyst, Inc.*	1,368,003
82,214	HB Fuller Co.	5,438,456
50,004	Ingevity Corp.*	2,014,161
24,600	Innospec, Inc.	2,410,800
16,858	Methanex Corp.	695,393
35,775	Minerals Technologies, Inc.	1,933,997
26,700	Orion SA	542,010
23,023	Quaker Chemical Corp.	3,308,866

		24,828,465

Commercial Services & Supplies – 3.9%
31,401	ABM Industries, Inc.	1,235,315
51,608	Brink’s Co.	3,450,511
86,786	Casella Waste Systems, Inc. Class A*	6,548,004
127,867	CoreCivic, Inc.*	1,623,911
25,764	MSA Safety, Inc.	4,067,620
113,538	Rentokil Initial PLC ADR	2,905,437
9,250	UniFirst Corp.	1,520,978
70,283	Viad Corp.*	1,702,957
41,380	Waste Connections, Inc.	5,358,710

		28,413,443

16                    The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment* – 1.3%
50,610	Calix, Inc.	$1,676,203
48,500	Ciena Corp.	2,046,700
25,757	Clearfield, Inc.	618,683
76,574	Extreme Networks, Inc.	1,578,956
12,910	F5, Inc.	1,957,027
477,772	Infinera Corp.	1,399,872

		9,277,441

Construction & Engineering – 1.2%
1,280	Comfort Systems USA, Inc.	232,768
3,300	EMCOR Group, Inc.	681,945
28,731	Granite Construction, Inc.	1,163,031
4,700	MYR Group, Inc.*	544,401
33,254	Primoris Services Corp.	999,615
14,839	Valmont Industries, Inc.	2,921,948
61,520	WillScot Mobile Mini Holdings Corp.*	2,424,503

		8,968,211

Construction Materials – 0.4%
8,500	Eagle Materials, Inc.	1,308,235
54,000	Summit Materials, Inc. Class A*	1,776,600

		3,084,835

Consumer Finance – 1.0%
22,161	FirstCash Holdings, Inc.	2,413,776
11,172	Nelnet, Inc. Class A	947,497
292,717	SLM Corp.	3,805,321

		7,166,594

Consumer Staples Distribution & Retail – 1.1%
22,803	Casey’s General Stores, Inc.	6,200,364
33,900	Performance Food Group Co.*	1,958,064

		8,158,428

Containers & Packaging – 0.8%
46,000	Silgan Holdings, Inc.	1,842,760
46,000	Sonoco Products Co.	2,383,260
53,475	TriMas Corp.	1,294,630

		5,520,650

Diversified Consumer Services – 2.1%
86,596	Bright Horizons Family Solutions, Inc.*	6,413,300
36,981	Frontdoor, Inc.*	1,069,860
224,437	Laureate Education, Inc.	3,173,539
430,651	Mister Car Wash, Inc.*	2,239,385
38,905	Stride, Inc.*	2,138,997

		15,035,081

Diversified Telecommunication Services – 0.4%
42,405	Cogent Communications Holdings, Inc.	2,755,477

Electric Utilities – 0.5%
21,500	IDACORP, Inc.	2,036,265

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – (continued)
18,000	MGE Energy, Inc.	$1,289,340
10,857	Portland General Electric Co.	434,497

		3,760,102

Electrical Equipment – 1.0%
9,509	Acuity Brands, Inc.	1,540,173
12,415	Atkore, Inc.*	1,542,936
14,219	EnerSys	1,216,862
31,225	NEXTracker, Inc. Class A*	1,085,381
67,030	Sensata Technologies Holding PLC	2,136,916

		7,522,268

Electronic Equipment, Instruments & Components – 3.5%
19,400	Advanced Energy Industries, Inc.	1,692,844
50,538	Avnet, Inc.	2,341,426
30,986	Belden, Inc.	2,196,907
23,600	Crane NXT Co.	1,227,200
20,890	Fabrinet*	3,237,950
38,618	Insight Enterprises, Inc.*	5,533,960
18,866	Littelfuse, Inc.	4,087,696
12,740	OSI Systems, Inc.*	1,328,400
8,100	Plexus Corp.*	796,392
14,725	Rogers Corp.*	1,809,555
44,000	ScanSource, Inc.*	1,337,600

		25,589,930

Energy Equipment & Services – 3.7%
72,927	Cactus, Inc. Class A	3,423,193
298,203	ChampionX Corp.	9,184,652
61,857	Expro Group Holdings NV*	974,248
53,000	Helmerich & Payne, Inc.	2,097,210
95,411	National Energy Services Reunited Corp.*	539,072
27,050	Noble Corp. PLC	1,262,965
293,149	Patterson-UTI Energy, Inc.	3,722,992
90,366	ProPetro Holding Corp.*	947,036
99,432	Select Water Solutions, Inc.	739,774
11,443	Tidewater, Inc.*	782,129
52,125	U.S. Silica Holdings, Inc.*	629,149
22,266	Weatherford International PLC*	2,072,742

		26,375,162

Entertainment* – 0.3%
9,721	Take-Two Interactive Software, Inc.	1,300,184
84,606	Vivid Seats, Inc. Class A	497,483

		1,797,667

Financial Services – 3.0%
42,986	Essent Group Ltd.	2,030,659
21,253	Federal Agricultural Mortgage Corp. Class C	3,157,346
114,660	Flywire Corp.*	3,083,207
170,220	Marqeta, Inc. Class A*	880,037
67,516	NCR Atleos Corp.*	1,489,403
49,810	Shift4 Payments, Inc. Class A*	2,217,541

The accompanying notes are an integral part of these financial statements.                17

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
22,156	Voya Financial, Inc.	$1,479,356
24,796	Walker & Dunlop, Inc.	1,606,781
35,888	WEX, Inc.*	5,974,634

		21,918,964

Food Products – 1.2%
56,355	Fresh Del Monte Produce, Inc.	1,408,875
44,094	Hostess Brands, Inc. *	1,472,739
16,900	Ingredion, Inc.	1,581,502
7,200	Lancaster Colony Corp.	1,218,024
73,589	Simply Good Foods Co.*	2,744,134

		8,425,274

Gas Utilities – 0.1%
17,700	ONE Gas, Inc.	1,069,080

Ground Transportation – 1.1%
18,613	Knight-Swift Transportation Holdings, Inc.	909,989
93,300	Marten Transport Ltd.	1,640,214
8,710	Saia, Inc.*	3,122,448
67,000	Werner Enterprises, Inc.	2,433,440

		8,106,091

Health Care Equipment & Supplies* – 3.6%
60,458	Establishment Labs Holdings, Inc.	1,770,210
73,066	Haemonetics Corp.	6,227,415
7,400	ICU Medical, Inc.	725,644
45,381	Inari Medical, Inc.	2,755,081
30,652	Inmode Ltd.	585,453
15,170	Inspire Medical Systems, Inc.	2,232,417
30,900	Integer Holdings Corp.	2,508,153
20,250	Integra LifeSciences Holdings Corp.	728,190
57,706	Lantheus Holdings, Inc.	3,727,808
57,742	OrthoPediatrics Corp.	1,412,369
5,353	QuidelOrtho Corp.	326,961
155,950	SI-BONE, Inc.	2,652,710

		25,652,411

Health Care Providers & Services – 3.8%
207,450	Accolade, Inc.*	1,348,425
139,050	agilon health, Inc.*	2,502,900
175,967	Alignment Healthcare, Inc.*	1,210,653
9,418	Amedisys, Inc.*	861,653
12,851	AMN Healthcare Services, Inc.*	974,877
3,550	Chemed Corp.	1,997,407
66,215	Encompass Health Corp.	4,142,410
60,166	HealthEquity, Inc.*	4,312,699
158,587	LifeStance Health Group, Inc.*	924,562
338,389	NeoGenomics, Inc.*	4,744,214
113,590	Option Care Health, Inc.*	3,149,851
64,385	PetIQ, Inc. *	1,208,506

		27,378,157

Health Care Technology* – 0.6%
140,703	Definitive Healthcare Corp.	810,449

Shares	Description	Value

Common Stocks – (continued)

Health Care Technology* – (continued)
121,434	Phreesia, Inc.	$1,658,789
166,800	Veradigm, Inc.	2,200,092

		4,669,330

Hotel & Resort REITs – 0.3%
115,000	Apple Hospitality REIT, Inc.	1,803,200

Hotels, Restaurants & Leisure – 2.3%
31,510	Bloomin’ Brands, Inc.	735,443
123,584	Bowlero Corp. Class A*	1,246,963
9,582	Choice Hotels International, Inc.	1,058,811
40,711	Churchill Downs, Inc.	4,471,696
23,912	Dave & Buster’s Entertainment, Inc.*	835,485
41,532	First Watch Restaurant Group, Inc.*	694,000
45,608	International Game Technology PLC	1,159,355
37,530	Texas Roadhouse, Inc.	3,810,796
14,050	Wingstop, Inc.	2,567,919

		16,580,468

Household Durables – 1.3%
5,300	Helen of Troy Ltd.*	521,096
28,246	M/I Homes, Inc.*	2,318,149
25,700	Meritage Homes Corp.	2,930,314
23,765	Tempur Sealy International, Inc.	948,937
9,047	TopBuild Corp.*	2,069,592
144,192	Vizio Holding Corp. Class A*	733,937

		9,522,025

Household Products* – 0.4%
66,100	Central Garden & Pet Co. Class A	2,623,509

Industrial REITs – 0.9%
24,830	EastGroup Properties, Inc.	4,053,498
28,400	First Industrial Realty Trust, Inc.	1,201,320
47,670	STAG Industrial, Inc.	1,583,597

		6,838,415

Insurance – 3.9%
30,700	AMERISAFE, Inc.	1,564,779
33,218	Assured Guaranty Ltd.	2,072,803
52,421	Axis Capital Holdings Ltd.	2,993,239
20,108	Employers Holdings, Inc.	764,104
38,500	First American Financial Corp.	1,980,440
19,600	Hanover Insurance Group, Inc.	2,297,316
7,540	Kinsale Capital Group, Inc.	2,517,682
31,766	Palomar Holdings, Inc.*	1,590,841
14,200	Primerica, Inc.	2,714,472
38,100	Ryan Specialty Holdings, Inc. *	1,645,920
25,300	Safety Insurance Group, Inc.	1,901,801
21,600	Selective Insurance Group, Inc.	2,248,776
15,000	Stewart Information Services Corp.	655,050
2,381	White Mountains Insurance Group Ltd.	3,406,616

		28,353,839

18                    The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Interactive Media & Services* – 0.9%
300,830	Angi, Inc.	$484,336
46,690	Bumble, Inc. Class A	627,514
28,585	Cars.com, Inc.	435,350
154,223	Pinterest, Inc. Class A	4,608,183

		6,155,383

IT Services – 0.3%
30,634	Hackett Group, Inc.	682,832
24,000	Perficient, Inc.*	1,396,560

		2,079,392

Leisure Products – 1.0%
30,540	BRP, Inc.	2,065,115
16,900	Brunswick Corp.	1,174,043
193,467	Clarus Corp.	1,120,174
112,875	Mattel, Inc.*	2,153,655
82,389	Topgolf Callaway Brands Corp.*	1,006,793

		7,519,780

Life Sciences Tools & Services – 1.1%
6,480	Bio-Rad Laboratories, Inc. Class A*	1,783,815
63,142	Bruker Corp.	3,599,094
8,300	Charles River Laboratories International, Inc.*	1,397,388
32,166	Fortrea Holdings, Inc.*	913,514

		7,693,811

Machinery – 4.1%
7,400	Alamo Group, Inc.	1,186,220
33,310	Allison Transmission Holdings, Inc.	1,679,490
42,500	Astec Industries, Inc.	1,701,700
17,300	Columbus McKinnon Corp.	528,861
18,100	Crane Co.	1,761,673
58,200	Hillenbrand, Inc.	2,213,346
6,889	IDEX Corp.	1,318,624
39,100	ITT, Inc.	3,649,985
42,260	John Bean Technologies Corp.	4,395,885
63,200	Kennametal, Inc.	1,460,552
15,630	Lincoln Electric Holdings, Inc.	2,732,124
35,200	Mueller Industries, Inc.	1,327,392
101,765	Mueller Water Products, Inc. Class A	1,258,833
10,893	SPX Technologies, Inc.*	872,747
16,110	Terex Corp.	737,838
49,688	Wabash National Corp.	1,028,045
11,100	Watts Water Technologies, Inc. Class A	1,920,411

		29,773,726

Media – 0.8%
116,017	Entravision Communications Corp. Class A	415,341
137,550	EW Scripps Co. Class A*	752,398
14,826	Nexstar Media Group, Inc.	2,076,826
152,406	TEGNA, Inc.	2,211,411

		5,455,976

Shares	Description	Value

Common Stocks – (continued)

Metals & Mining – 0.3%
83,329	Eldorado Gold Corp.*	$900,786
27,500	Kaiser Aluminum Corp.	1,562,000

		2,462,786

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
109,163	Redwood Trust, Inc.	685,544

Multi-Utilities – 0.2%
35,300	Northwestern Energy Group, Inc.	1,694,753

Office REITs – 0.4%
81,000	COPT Defense Properties	1,846,800
43,541	Cousins Properties, Inc.	778,078

		2,624,878

Oil, Gas & Consumable Fuels – 3.5%
35,800	Civitas Resources, Inc.	2,700,394
57,000	Delek U.S. Holdings, Inc.	1,501,950
47,749	Denbury, Inc.*	4,244,408
49,781	Enerplus Corp.	841,797
208,484	Kosmos Energy Ltd.*	1,509,424
130,000	Magnolia Oil & Gas Corp. Class A	2,918,500
44,700	Matador Resources Co.	2,757,543
95,100	Northern Oil & Gas, Inc.	3,646,134
49,262	Par Pacific Holdings, Inc.*	1,616,779
89,090	Viper Energy Partners LP	2,537,283
60,780	World Kinect Corp.	1,124,430

		25,398,642

Personal Products* – 0.2%
21,974	BellRing Brands, Inc.	960,923
28,567	Herbalife Ltd.	407,080

		1,368,003

Pharmaceuticals* – 0.3%
13,074	Arvinas, Inc.	210,753
154,330	Innoviva, Inc.	1,915,235

		2,125,988

Professional Services – 3.4%
113,294	Alight, Inc. Class A*	752,272
19,700	ASGN, Inc.*	1,644,162
15,975	CBIZ, Inc.*	830,061
28,847	FTI Consulting, Inc.*	6,123,064
94,956	Genpact Ltd.	3,184,825
12,200	ICF International, Inc.	1,546,106
128,403	Legalzoom.com, Inc.*	1,280,178
31,200	Maximus, Inc.	2,331,264
32,866	Science Applications International Corp.	3,590,282
94,834	Sterling Check Corp.*	1,060,244
41,710	WNS Holdings Ltd. ADR*	2,265,687

		24,608,145

Real Estate Management & Development – 0.6%
14,000	Colliers International Group, Inc.	1,270,220

The accompanying notes are an integral part of these financial statements.                19

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Real Estate Management & Development – (continued)
94,000	Cushman & Wakefield PLC*	$692,780
94,944	DigitalBridge Group, Inc.	1,504,863
48,729	Kennedy-Wilson Holdings, Inc.	627,142

		4,095,005

Retail REITs – 0.1%
28,637	Spirit Realty Capital, Inc.	1,030,646

Semiconductors & Semiconductor Equipment – 2.8%
16,860	Camtek Ltd.*	886,836
62,400	Cohu, Inc.*	1,880,736
36,933	Entegris, Inc.	3,251,581
25,980	Impinj, Inc.*	1,678,568
84,470	Kulicke & Soffa Industries, Inc.	3,514,797
27,668	Lattice Semiconductor Corp.*	1,538,618
6,725	Onto Innovation, Inc.*	755,688
38,913	Power Integrations, Inc.	2,697,838
2,344	SiTime Corp.*	233,931
45,600	Tower Semiconductor Ltd.*	1,049,712
37,890	Ultra Clean Holdings, Inc.*	904,055
13,400	Universal Display Corp.	1,865,012

		20,257,372

Software – 6.0%
74,148	Adeia, Inc.	625,068
47,786	Bentley Systems, Inc. Class B	2,324,311
66,320	BlackLine, Inc.*	3,256,312
323,376	CCC Intelligent Solutions Holdings, Inc.*	3,482,760
114,911	Clear Secure, Inc. Class A	1,932,803
16,021	Clearwater Analytics Holdings, Inc. Class A*	289,660
133,669	Dynatrace, Inc.*	5,976,341
39,057	Envestnet, Inc.*	1,445,109
20,634	Guidewire Software, Inc.*	1,859,742
30,540	InterDigital, Inc.	2,298,135
125,232	NCR Voyix Corp.*	1,914,797
105,499	PROS Holdings, Inc.*	3,286,294
108,830	Samsara, Inc. Class A*	2,510,708
129,190	SentinelOne, Inc. Class A*	2,019,240
81,650	Smartsheet, Inc. Class A*	3,228,441
44,540	Tenable Holdings, Inc.*	1,875,579
68,075	Verint Systems, Inc.*	1,280,491
38,602	Workiva, Inc.*	3,361,848

		42,967,639

Specialized REITs – 0.6%
91,000	Four Corners Property Trust, Inc.	1,938,300
86,000	Rayonier, Inc.	2,170,640

		4,108,940

Specialty Retail – 0.9%
27,365	Buckle, Inc.	924,116
32,165	Caleres, Inc.	822,781
38,971	Foot Locker, Inc.	818,001
2,992	Group 1 Automotive, Inc.	754,972

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
3,825	Murphy USA, Inc.	$1,387,289
27,700	Signet Jewelers Ltd.	1,934,291

		6,641,450

Technology Hardware, Storage & Peripherals* – 0.1%
2,770	Super Micro Computer, Inc.	663,332

Textiles, Apparel & Luxury Goods – 0.7%
32,200	Columbia Sportswear Co.	2,376,360
74,097	Steven Madden Ltd.	2,429,641

		4,806,001

Tobacco – 0.1%
91,731	Vector Group Ltd.	942,995

Trading Companies & Distributors – 1.1%
7,700	Applied Industrial Technologies, Inc.	1,182,027
16,396	Beacon Roofing Supply, Inc.*	1,166,903
63,500	Core & Main, Inc. Class A*	1,910,080
18,500	McGrath RentCorp	1,861,100
64,921	NOW, Inc.*	715,429
6,285	SiteOne Landscape Supply, Inc.*	865,885

		7,701,424

TOTAL COMMON STOCKS (Cost $695,167,777)		$678,346,838

Exchange Traded Funds – 0.6%
59,170	SPDR S&P Biotech ETF	$3,918,829
(Cost $4,719,171)

Shares	Dividend Rate	Value

Investment Company(a) –5.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
36,290,923	5.258%	$36,290,923
(Cost $36,290,923)

TOTAL INVESTMENTS – 99.6% (Cost $736,177,871)		$718,556,590

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		3,058,059

NET ASSETS – 100.0%		$721,614,649

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

20                    The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depository Receipt

The accompanying notes are an integral part of these financial statements.                21

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2023

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,022,822,030 and $699,886,948, respectively)	$1,169,529,137	$682,265,667

Investments in affiliated issuers, at value (cost $40,942,755 and $36,290,923, respectively)	40,942,755	36,290,923

Cash	831,759	791,972

Receivables:
Investments sold	8,195,893	5,106,425
Foreign tax reclaims	4,002,953	—
Dividends	1,429,494	283,720
Fund shares sold	590,300	877,299
Other assets	33,958	44,340

Total assets	1,225,556,249	725,660,346

Liabilities:

Foreign currency overdraft, at value (identified cost $40,929 and $0, respectively)	35,813	—
Payables:
Investments purchased	3,376,215	3,312,296
Management fees	438,355	360,457
Fund shares redeemed	39,000	—
Transfer agency fees	21,047	12,616
Accrued expenses	594,485	360,328

Total liabilities	4,504,915	4,045,697

Net Assets:

Paid-in capital	1,092,654,210	757,851,484
Total distributable earnings (loss)	128,397,124	(36,236,835)

NET ASSETS	$1,221,051,334	$721,614,649

Shares Outstanding $0.001 par value (unlimited shares authorized):	98,043,587	62,398,815

Net asset value, offering and redemption price per share:	$12.45	$11.56

22                    The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2023

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $2,491,416 and $12,012, respectively)	$26,785,880	$7,697,160
Dividends — affiliated issuers	1,777,483	1,728,356

Total investment income	28,563,363	9,425,516

Expenses:

Management fees	7,676,900	5,470,415
Custody, accounting and administrative services	751,865	536,626
Professional fees	258,249	189,947
Transfer Agency fees	255,897	145,878
Registration fees	53,663	61,531
Trustee fees	48,576	44,059
Printing and mailing costs	7,946	14,040
Other	71,395	41,158

Total expenses	9,124,491	6,503,654

Less — expense reductions	(2,248,509)	(1,344,069)

Net expenses	6,875,982	5,159,585

NET INVESTMENT INCOME	21,687,381	4,265,931

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $17,086 and $34,674, respectively)	14,533,954	9,768,550
Forward foreign currency exchange contracts	(25,318)	—
Foreign currency transactions	(208,527)	(27)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	139,410,996	(53,130,896)
Foreign currency translation	392,882	—

Net realized and unrealized gain (loss)	154,103,987	(43,362,373)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,791,368	$(39,096,442)

The accompanying notes are an integral part of these financial statements.                23

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$21,687,381	$18,972,606	$4,265,931	$2,218,808
Net realized gain (loss)	14,300,109	(21,842,599)	9,768,523	(20,693,392)
Net change in unrealized gain (loss)	139,803,878	(330,003,401)	(53,130,896)	(87,787,185)

Net increase (decrease) in net assets resulting from operations	175,791,368	(332,873,394)	(39,096,442)	(106,261,769)

Distributions to shareholders:

From distributable earnings	(16,119,210)	(105,675,977)	(3,365,968)	(105,459,295)

From share transactions:

Proceeds from sales of shares	143,090,181	300,829,170	139,489,002	175,288,130
Reinvestment of distributions	16,119,210	105,675,977	3,365,968	105,459,295
Cost of shares redeemed	(256,849,962)	(182,135,814)	(59,610,549)	(35,693,851)

Net increase (decrease) in net assets resulting from share transactions	(97,640,571)	224,369,333	83,244,421	245,053,574

TOTAL INCREASE (DECREASE)	62,031,587	(214,180,038)	40,782,011	33,332,510

Net assets:

Beginning of year	1,159,019,747	1,373,199,785	680,832,638	647,500,128

End of year	$1,221,051,334	$1,159,019,747	$721,614,649	$680,832,638

24                    The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager International Equity Fund
	Class P Shares
	Year Ended October 31,
	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.94	$15.42	$11.16	$11.70	$10.80

Net investment income(a)	0.22 (b)	0.19	0.22	0.16	0.28

Net realized and unrealized gain (loss)	1.45	(3.52)	4.17	(0.40)	1.03

Total from investment operations	1.67	(3.33)	4.39	(0.24)	1.31

Distributions to shareholders from net investment income	(0.16)	(0.23)	(0.13)	(0.28)	(0.16)

Distributions to shareholders from net realized gains	—	(0.92)	—	(0.02)	(0.25)

Total distributions	(0.16)	(1.15)	(0.13)	(0.30)	(0.41)

Net asset value, end of year	$12.45	$10.94	$15.42	$11.16	$11.70

Total return(c)	15.32%	(23.15)%	39.46%	(2.28)%	12.78%

Net assets, end of year (in 000s)	$1,221,051	$1,159,020	$1,373,200	$886,359	$823,204

Ratio of net expenses to average net assets	0.54%	0.56%	0.56%	0.57%	0.56%

Ratio of total expenses to average net assets	0.71%	0.73%	0.72%	0.74%	0.76%

Ratio of net investment income to average net assets	1.70%	1.50%	1.50%	1.39%	2.51%

Portfolio turnover rate(d)	35%	39%	61%	52%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                25

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares
	Year Ended October 31,
	2023	2022	2021		2020	2019

Per Share Data

Net asset value, beginning of year	$12.23	$17.45	$12.14		$13.31	$12.40

Net investment income(a)	0.07	0.05	0.03	(b)	0.05	0.08

Net realized and unrealized gain (loss)	(0.68)	(2.47)	5.31		(0.79)	1.17

Total from investment operations	(0.61)	(2.42)	5.34		(0.74)	1.25

Distributions to shareholders from net investment income	(0.06)	(0.03)	(0.03)		(0.08)	(0.04)

Distributions to shareholders from net realized gains	—	(2.77)	—		(0.35)	(0.30)

Total distributions	(0.06)	(2.80)	(0.03)		(0.43)	(0.34)

Net asset value, end of year	$11.56	$12.23	$17.45		$12.14	$13.31

Total return(c)	(5.00)%	(15.77)%	44.07%		(5.88)%	10.56%

Net assets, end of year (in 000s)	$721,615	$680,833	$647,500		$441,314	$377,898

Ratio of net expenses to average net assets	0.71%	0.73%	0.75%		0.77%	0.79%

Ratio of total expenses to average net assets	0.89%	0.90%	0.92%		0.95%	0.96%

Ratio of net investment income to average net assets	0.58%	0.35%	0.17	%(b)	0.44%	0.62%

Portfolio turnover rate(d)	62%	57%	105%		85%	88%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26                    The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Multi-Manager International Equity	Class P	Diversified

Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2023, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Lazard Asset Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, and WCM Investment Management, LLC and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors, Inc., Brown Advisory LLC, Victory Capital Management, Inc., and Westfield Capital Management Company, L.P., (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

                27

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day

28

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market- clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market

                29

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2023:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$21,120,412	$185,360,252	$—
Europe	91,246,789	766,961,181	—
North America	102,563,252	—	—
South America	2,277,251	—	—
Investment Company	40,942,755	—	—

Total	$258,150,459	$952,321,433	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

30

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$5,174,498	$—	$—
Europe	19,303,295	927,313	—
North America	652,941,732	—	—
Exchange Traded Funds	3,918,829	—	—
Investment Company	36,290,923	—	—

Total	$717,629,277	$927,313	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Multi-Manager International Equity Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity

Risk	Statements of Operations	Net Realized Gain	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain from forward foreign currency exchange contracts	$(25,318)	$—

For the fiscal year ended October 31, 2023, the relevant values for each derivative type were as follows:

Notional Amounts(a)
Fund	Forward Contracts
Multi-Manager International Equity	$484,920

(a)

Amounts disclosed represent notional amounts for forward contracts, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives for the fiscal year ended October 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

                31

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

Fund	Effective Contractual Management Rate	Effective Net Management Rate#*
Multi-Manager International Equity	0.60%	0.42%

Multi-Manager U.S. Small Cap Equity	0.75	0.57

*

GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2024, and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2023, the management fees waived by GSAM for each Fund was as follows:.

Fund	Management Fee Waived
Multi-Manager International Equity	$60,261

Multi-Manager U.S. Small Cap Equity	59,428

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds are 0.57% and 0.80%, respectively. These Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers, were as follows:

Fund	Management Fee Waiver
Multi-Manager International Equity	$2,248,509

Multi-Manager U.S. Small Cap Equity	1,344,069

32

ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Line of Credit Facility — As of October 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

E. Other Transactions with Affiliates — For the fiscal year ended October 31, 2023, Goldman Sachs earned $2,990 and $2,465 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2023:

Fund	Underlying Fund	Beginning Value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income
Multi-Manager International Equity	Goldman Sachs Financial Square Government Fund — Institutional Shares	$44,385,198	$661,319,792	$(664,762,235)	$40,942,755	40,942,755	$1,777,483

Multi-Manager U.S. Small Cap Equity	Goldman Sachs Financial Square Government Fund — Institutional Shares	38,902,135	387,295,243	(389,906,455)	36,290,923	36,290,923	1,728,356

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)
Multi-Manager International Equity	$426,726,568	$519,151,685

Multi-Manager U.S. Small Cap Equity	516,904,753	430,792,322

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distributions paid from:
Ordinary income	$16,119,210	$3,365,968

Total taxable distributions	$16,119,210	$3,365,968

                33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2023

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distributions paid from:
Ordinary income	$54,624,570	$55,229,489
Net long-term capital gains	51,051,407	50,229,806
Total taxable distributions	$105,675,977	$105,459,295

As of October 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income — net	$21,120,857	$3,564,953
Capital loss carryforwards(1):
Perpetual Short-Term	—	(11,565,678)
Perpetual Long-Term	(1,869,895)	—
Total capital loss carryforwards	(1,869,895)	(11,565,678)
Unrealized gains (loss) — net	$109,146,162	$(28,236,110)
Total accumulated earnings (loss) net	$128,397,124	$(36,236,835)

(1)	The Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds utilized $5,796,506 and $438,227, respectively, of capital losses in the current fiscal year.

As of October 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$1,101,132,076	$746,792,700
Gross unrealized gain	178,551,832	67,998,904
Gross unrealized loss	(69,405,670)	(96,235,014)
Net unrealized gain (loss)	$109,146,162	$(28,236,110)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

34

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index/Tracking Error Risk — To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of a Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security

                35

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2023

8. OTHER RISKS (continued)

because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Funds may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

36

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

                37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund
	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	10,853,620	$143,090,181	24,271,194	$300,829,170

Reinvestment of distributions	1,364,878	16,119,210	7,532,433	105,675,977

Shares redeemed	(20,159,485)	(256,849,962)	(14,891,826)	(182,135,814)

NET INCREASE (DECREASE)	(7,940,987)	$(97,640,571)	16,911,801	$224,369,333

	Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	11,178,433	$139,489,002	13,542,686	$175,288,130

Reinvestment of distributions	284,048	3,365,968	7,600,474	105,459,295

Shares redeemed	(4,731,818)	(59,610,549)	(2,587,393)	(35,693,851)

NET INCREASE	6,730,663	$83,244,421	18,555,767	$245,053,574

38

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (two of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

                39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23		Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23		Expenses Paid for the 6 months ended 10/31/23*
Class P
Actual	$1,000.00	$ 924.30	+	$2.58	$1,000.00	$ 947.50	+	$3.52
Hypothetical 5% return	1,000.00	1,022.50	+	2.71	1,000.00	1,021.60	+	3.66

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity	0.53%
Multi-Manager U.S. Small Cap Equity	0.72

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

40

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until September 30, 2024 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19-20, 2023 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Lazard Asset Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); and (ii) each of Boston Partners Global Investors, Inc., Brown Advisory LLC, and Victory Capital Management, Inc. (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

                41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates and Designated Sub-Advisers, their respective services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment

42

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the sub-adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management, and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of March 31, 2023, and updated performance information prepared by the Investment Adviser as of June 30, 2023. The information on each Fund’s investment performance prepared by the Outside Data Provider was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also received information comparing each Fund’s performance to that of comparable unregistered funds and separate accounts managed by the Investment Adviser. They considered that the unregistered funds and separate accounts provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Multi-Manager International Equity Fund had placed in the top half of its performance peer group for the one- and five-year periods and the fourth quartile for the three-year period, and had outperformed its benchmark index for the one-, three- and five-year periods ended March 31, 2023. They noted that the Multi-Manager U.S. Small Cap Equity Fund had placed in the top half of its performance peer group for the one-year period, the fourth quartile of its peer group for the three-year period and the third quartile of its peer group for the five-year period, and had outperformed its benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/ reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition. the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and expense limitations. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s

                43

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment program whereby the Funds and other funds act as core “building blocks” for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees.

The Trustees considered that there are no breakpoints in the fee rate payable under the Management Agreement for each of the Funds. The Trustees considered the amounts of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Funds’ sub-advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from

44

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for purposes of applying breakpoints in a sub-advisory agreement; and (f) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2024.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until September 30, 2024.

                45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)
Lawrence Hughes Age: 65	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company)(1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	None
John F. Killian Age: 68	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	Consolidated Edison, Inc. (a utility holding company);
Steven D. Krichmar Age: 65	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	None
Michael Latham Age: 58	Trustee	Since 2021	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	91	None

46

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 69	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				91	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 61	President and Trustee		Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

                47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)). Assistant Secretary — Goldman Sachs MLP and Energy Renaissance Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Active Equity Multi-Manager Funds—Tax Information (Unaudited)

For the year ended October 31, 2023, 0.44% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2023, 100% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2023, the total amount of income received by the Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.2139 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 98.12%. The total amount of taxes paid by the Multi-Manager International Equity Fund to such countries was $0.0315 per share.

48

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

∎ Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

∎ Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEESCheryl K. Beebe, ChairLawrence HughesJohn F. KillianSteven D. KrichmarMichael LathamJames A. McNamaraLawrence W. StranghoenerOFFICERSJames A. McNamara, PresidentJoseph F. DiMaria, Principal Financial Officer,Principal Accounting Officer and TreasurerRobert Griffith, SecretaryGOLDMAN SACHS & CO. LLCDistributor and Transfer AgentGOLDMAN SACHS ASSET MANAGEMENT, L.P.Investment AdviserVisit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.Goldman Sachs Asset Management, L.P., 200West Street, New York, New York 10282The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect theperformance of the Funds in the future. These statements are based on Fund managements predictions and expectations concerning certain future events andtheir expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, theimpact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-lookingstatements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio managementstrategies from those currently expected to be employed.A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how aFund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (SEC) website at http://www.sec.gov.The Funds will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on FormN-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SECs web site at http://www.sec.gov. Portfolioholdings information may be obtained upon request and without charge by calling 1-800-621-2550.Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may notinclude a Funds entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and shouldnot be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley CapitalInternational Inc. (MSCI) and Standard & Poors, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI,S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations withrespect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties oforiginality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limitingany of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classificationshave any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of suchdamages.The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.Fund holdings and allocations shown are as of October 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on inmaking investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings aresubject to risk.This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summaryprospectus, if applicable. Investors should consider a Funds objective, risks, and charges and expenses, and read the summary prospectus, ifavailable, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus containthis and other information about a Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).© 2023 Goldman Sachs. All rights reserved. 347683-OTU-1928119 MMGRFDSAR-23

Goldman Sachs Funds Annual Report October 31, 2023 GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners

International Opportunities Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs GQG Partners International

Opportunities Fund

Investment Objective The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 13.91%, 13.06%, 14.34%, 14.21%, 14.31%, 13.63% and 14.38%, respectively. These returns compare to the 12.07% average annual total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A

International (or non-U.S. developed markets) equities and emerging markets equities broadly produced gains during the Reporting Period, with macro factors—such as economic conditions, inflation, interest rates, energy prices and geopolitical events—as the key influences.

The Reporting Period, which began in November 2022, started with strong rallies in international and emerging equity markets. China’s central government softened its zero-COVID policy by communicating new rules to “optimize and adjust” its mobility restrictions so as to minimize their impact on economic growth and accelerate vaccination among elderly citizens. In addition, China’s central bank lowered its benchmark interest rate in an attempt to spur lending activity, and regulators unwound limits on debt issued by the beleaguered property development industry. During December, most international and emerging equity markets saw modest declines, as several central banks, including the European Central Bank (“ECB”), increased interest rates. Central banks in the U.K., Switzerland, Norway, Denmark, Taiwan and the Philippines also took monetary policy action. Meanwhile, Hong Kong and China’s equity markets extended their rallies after the Chinese government further relaxed its pandemic-era lockdowns and released a statement that monetary policy in 2023 should be “targeted and forceful” as officials “push for overall improvement of the economy.”

During the first quarter of 2023, international and emerging markets equities generated solidly positive returns, particularly in Europe. The strong performance in Europe was driven, in our view, by upward revisions to that continent’s Gross Domestic Product (“GDP”) growth, downward revisions to inflation forecasts, and fourth quarter 2022 corporate earnings that came in well ahead of consensus expectations. A drop in energy prices appeared to be a key catalyst for each. Natural gas prices in Europe tumbled and Brent crude oil prices declined amid mild winter weather and successful conservation efforts by commercial and consumer customers. The lower energy prices increased consumers’ disposable income and added to operating margins for certain manufacturing businesses. Investor sentiment overall also seemed to improve, partly because of a trio of factors in the U.S.—decelerating inflation trends, a swift and strong regulatory response to a regional banking crisis, and comments from the U.S. Federal Reserve (the “Fed”) suggesting that policymakers could stop raising interest rates sooner than markets had previously expected if banking system stress triggered a pullback in lending.

In the second quarter of 2023, most international and emerging markets equities extended their gains, led by the strong performance of the Brazilian equity market. Brazil’s first quarter GDP came in stronger than market expectations, primarily due to an abundant harvest of agricultural crops, which prompted upward revisions for near-term economic activity. Inflation also decelerated in Brazil, with wholesale prices declining meaningfully. As a result, the country appeared well-positioned for a central bank interest rate cut in the second half of 2023, which could drive an expansion in earnings multiples in an equity market that was already inexpensive relative to its history and to the equity markets of other countries. In contrast, Chinese equities posted losses during the second calendar quarter, as geopolitical tensions increased and fundamentals weakened. There were reports that U.S. President Joe Biden intended to issue an executive order restricting new direct U.S. investments into China in areas deemed critical to U.S. national security, including artificial intelligence (“AI”), semiconductors and quantum computing. That executive order was ultimately signed in August 2023. Investor sentiment about China was further

                1

FUND RESULTS

impacted by weaker than market expected manufacturing activity and record unemployment for Chinese workers between the ages of 16 and 24.

During the third quarter of 2023, international and emerging markets equities declined. The ECB raised policy rates to an all-time high and trimmed its outlook for 2023 and 2024 Eurozone economic growth. Purchasing manager indices also pointed to an ongoing contraction in the Eurozone economy, with new orders falling each month of the third quarter. Meanwhile, Germany reported three consecutive monthly declines in industrial production. In Hong Kong, investor sentiment was negatively impacted by weak export data from China and more problems with China’s property developers. One of China’s largest real estate companies was at risk of liquidation after regulators blocked key elements of its restructuring plan, its founder was apparently placed under police surveillance, and its shares were suspended from trading in Hong Kong.

In October 2023, international and emerging markets equities posted additional losses. Investor sentiment was hurt by unrest in the Middle East as well as by a rise in U.S. interest rates. During October, Hamas led a surprise attack on Israel from the Gaza Strip, and Israel responded aggressively. Investors appeared concerned about broader escalation in the region, potentially involving the U.S. and Iran, which increased volatility in certain equity and commodity markets. The yield on the 10-year U.S. Treasury Note spiked to its highest level since 2007 after Fed Chair Jerome Powell said U.S. monetary policy was not “too tight.” However, markets appeared concerned the Fed’s higher-for-longer interest rate policy could tip the U.S. economy into a recession, impacting the near-term earnings power of companies that are domiciled outside the U.S. but have significant exports to the U.S.

For the Reporting Period overall, global equities, as represented by the Index, generated double-digit positive returns. All 11 sectors in the Index were up, with six sectors recording double-digit gains. Information technology, consumer discretionary and energy were the strongest performing sectors in the Index during the Reporting Period, with industrials, financials and communication services also outpacing the Index. Although the real estate, health care, consumer staples, utilities and materials sectors produced positive absolute returns, each trailed the Index’s return during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period, driven by strong stock selection. Sector allocation decisions detracted from relative performance.
Q	Which equity market sectors and countries most significantly affected Fund performance?

A

From a stock selection perspective, the Fund was helped by its investments in six of the 11 sectors in the Index. The largest contributors on a relative basis came from the health care, energy and information technology sectors. In health care, the Fund owned the stock of a pharmaceutical company that benefited, we believe, from its leading position in the diabetes and anti-obesity markets. In energy, the Fund’s holdings paid what we considered meaningful dividends, which cushioned some of the volatility in their share prices during the Reporting Period. In information technology, the Fund owned select stocks that benefited from advancements in generative AI. Conversely, selection among consumer staples and financials stocks detracted from relative performance. In consumer staples, the Fund’s investments in the tobacco industry struggled during the Reporting Period amid lower than consensus expected volumes and pricing. In financials, stock selection among banking stocks detracted from the Fund’s performance.

From a sector allocation perspective, the Fund’s overweights versus the Index in energy and information technology, as well as its lack of exposure to consumer discretionary, detracted from relative returns during the Reporting Period. In energy, the Fund was hurt by its substantial overweight position during the first half of the Reporting Period when energy stocks were pressured by investor worries that the global economy might slow and depress demand for oil. These negative returns were offset somewhat during the summer of 2023 when energy stocks generated gains on news Saudi Arabia and Russia had extended their production cuts into year-end and U.S. oil inventories had fallen to their lowest levels since December 2022. In information technology, the best-performing sector in the Index during the Reporting Period, the Fund’s performance was held back by certain industry allocations. On the positive side, a lack of exposure to the real estate sector and an overweight in utilities added to the Fund’s relative results during the Reporting Period.

In terms of countries, the Fund benefited from its exposure to the U.S., which is not a constituent of the Index, as well as from stock selection in Brazil and Denmark. In the U.S., the Fund’s out-of-benchmark holdings in the information technology sector drove strong gains. On the negative side, stock selection in the U.K. and Switzerland detracted from performance. The Fund was also hampered by an overweighted allocation versus the Index in Brazil, as investors appeared concerned that the country’s new president, elected in October 2022, would not demonstrate fiscal discipline.

2

FUND RESULTS

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The Fund’s best-performing individual holdings during the Reporting Period were Novo Nordisk, NVIDIA and Petróleo Brasileiro (“Petrobras”).

Novo Nordisk, headquartered in Denmark, is a global pharmaceuticals company with a focus on diabetes and obesity. Its stock price increased during the Reporting Period, as demand for Wegovy, the company’s anti-obesity medication, drove strong revenue and earnings growth despite production problems. Furthermore, during the third quarter of 2023, Novo Nordisk released the results of a large study about the efficacy of Wegovy that exceeded investor expectations. According to the study, Wegovy not only helped people lose weight but also reduced their risk of suffering heart attacks, strokes and cardiovascular deaths by 20%. At the end of the Reporting Period, we believed a proven heart-health benefit beyond weight loss could increase the pressure on U.S. employers and insurers to pay for Wegovy and similar anti-obesity drugs, which could increase the company’s total addressable market.

U.S.-based NVIDIA, a new purchase for the Fund during the Reporting Period, designs and markets semiconductors with a focus on graphics processing units (“GPUs”). The company’s GPUs are used in gaming platforms, data centers, automobile infotainment and autonomous driving systems. In our view, the decline in gaming revenue had bottomed, and NVIDIA was able to normalize its inventory levels. Shares of NVIDIA rallied after the company made positive revisions to sales forecasts and guidance, with its GPUs and software products benefiting from increased data center demand for generative AI and large-language model applications, such as ChatGPT.

Petrobras is a Brazil-headquartered oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals and power generation. Petrobras’ shares gained during the Reporting Period as the company announced a new capital return policy that exceeded investor expectations. Under the new policy, 45% of the company’s free cash flow is expected to be paid to shareholders on a quarterly basis, along with a minimum annual dividend of $4 billion. Special dividends and share buybacks will also be considered by Petrobras management.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	British American Tobacco, Enbridge and Banco Itaú Unibanco were the Fund’s top relative detractors during the Reporting Period.

British American Tobacco is a U.K.-based manufacturer of tobacco and nicotine products. Primary brands include Newport and Camel in the U.S. and Dunhill, Kent, Pall Mall, Lucky Strike and Rothmans globally. Its stock declined after the company announced it planned to suspend its share repurchase program in favor of reducing debt. Furthermore, combustible cigarette volumes and pricing in the U.S. appeared to be trending lower than the market had expected. By the end of the Reporting Period, the Fund had sold its position in the stock. We sold the stock after the company exhibited weakening fundamentals, experienced a surprise change in chief executive officer and delayed its share repurchase program until 2024.

Enbridge, a Canadian energy infrastructure company, operates five business segments—liquids pipelines, natural gas pipelines, natural gas utility operations, renewable power generation and marketing services. Despite reporting strong results over consecutive quarters, the company’s stock price was hurt during the Reporting Period by higher interest rates and weaker commodity prices. We eliminated the Fund’s investment in Enbridge during the summer of 2023.

Banco Itaú Unibanco is a Brazil-based financial institution offering retail, corporate and investment banking services as well as life, property and casualty insurance. Although the company had reported robust financial results across consecutive quarters, its stock price fell during the Reporting Period. The decline seemed to be driven by investor concerns that write-offs for loans to low-end consumers were rising towards the end of 2022, even though the company was more focused on higher income individuals. Additionally, there was a significant deceleration in loan growth during the third quarter of 2023, primarily due to higher interest rates. During the Reporting Period, we trimmed the Fund’s position in the stock.

Q	Were there any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of NVIDIA, already mentioned, we initiated a Fund position in Canadian Natural Resources during the Reporting Period. We believe the oil and gas producer, which has additional operations in natural gas and liquefied natural gas, is a well-diversified and relatively low-cost operator with a rich resource base. In our opinion, the company will likely reach its current debt reduction target, after which its management is expected to distribute 100% of free cash flow to shareholders. The stock also has a 4% dividend yield.

Conversely, in addition to the sale of British American Tobacco, mentioned earlier, we eliminated the Fund’s position in U.S.-based Philip Morris International, which manufactures cigarettes, smoke-free products, associated electronic devices and other nicotine-containing products in markets outside U.S. We exited the stock as near-term fundamentals weakened, in our view. The company had exhibited lower than consensus expected margins due to inflationary pressure on its cost of sales, a disruption in the supply chain for IQOS and currency headwinds from a stronger U.S. dollar. (Cost of sales is the accumulated total of

                3

FUND RESULTS

all costs used to create a product or service, which has been sold. IQOS is Philip Morris’ line of heat-not-burn, smoke-free tobacco products.)

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A

In terms of sector weightings, we increased the Fund’s exposures to the information technology, industrials and communication services sectors during the Reporting Period. In our opinion, information technology and communication services are likely to benefit from recent advances in generative AI and large-language model applications, with potential upside in the former from online advertising and potential upside in the latter from growth in cloud computing businesses. Meanwhile, we decreased the Fund’s exposures to the consumer staples, materials and energy sectors, mainly by trimming stocks that offered what we considered less compelling risk/reward opportunities than were available in other sectors.

Regarding countries, the Fund’s exposures to the U.S., India and Japan increased, while its exposures to Switzerland, Canada and the U.K. decreased during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments as a part of its investment strategy during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in energy, health care, information technology, communication services and utilities. Compared to the Index, it was underweight industrials, financials, consumer staples and materials. The Fund had no exposure to the consumer discretionary and real estate sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight versus the Index in India, Brazil, the U.K., Denmark, the Netherlands, France, Indonesia, Spain and Ireland. Compared to the Index, the Fund was underweight Japan, Taiwan, Switzerland, Canada, Germany, Italy and Australia. At the end of the Reporting Period, the Fund had no exposure to the other country constituents of the Index. The Fund also had modest exposure to the U.S., which is not a constituent of the Index, at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective December 5, 2022, James Anders no longer served as a portfolio manager for the Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy continued to serve as portfolio managers of the Fund.
Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we intended to continue monitoring macro data as part of our risk framework. We analyze both existing and potential investments in the Fund with a focus on the visibility of their future free cash flows. Ignoring the macro conditions in which these companies operate would impact the accuracy of any investor’s earnings outlook, in our opinion.

From this standpoint, then, we identified three potential headwinds for the Fund at the end of the Reporting Period. First, there could be a material slowdown in global economic activity, which might drive lower demand for crude oil and also a sharp decline in commodity prices that could, in turn, negatively impact earnings growth in the energy sector. That said, we intended to maintain the Fund’s substantial overweight versus the Index in energy, partly because we see a fundamental supply/demand imbalance in the crude oil markets. Members of the OPEC+ cartel, particularly Saudi Arabia and Russia, exhibited production discipline during the Reporting Period, even though Brent spot prices spiked 22% in the third quarter of 2023.[1] (OPEC+ is the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia. Brent spot price is the average price of trading in the North Sea physical market for crude oil and is the benchmark against which most of the crude oil traded every day is priced.) We believe the lack of capital spending on oil and natural gas exploration during the last several years, coupled with disciplined production growth, may provide a floor for crude oil prices in the medium term. If the global economy continues to slow, or even enters a mild recession, our perspective is that demand for oil and natural gas will not decline materially. We believe the release of strategic petroleum reserves around the world, used to address higher oil prices in 2022, has ended. These reserves are likely to be re-stocked in the medium term and could act as a source of incremental demand, in our opinion. Meanwhile, we have observed a renewed focus on profitability from many energy companies, resulting in strong free cash flow and solid balance sheets. We have also witnessed commitment from their management teams to return capital to shareholders. We expect the energy stocks owned by the Fund to pay what we consider to be meaningful dividends, which should cushion some of the potential volatility in their stock prices. However, if the pace of global economic activity deteriorates in the wake of tighter central bank policy and the threat of a deep recession increases, we anticipate lower demand impacting the energy sector’s near-term earnings power.

A second potential headwind for the Fund would be more aggressive central bank monetary policy than market expected, as it could impact the valuation of higher multiple

[1] Source: S&P Global.

4

FUND RESULTS

information technology stocks. A third possible headwind—a strong rally in the Japanese equity market where the Fund has minimal exposure—could also be challenging, in our view.

At the end of the Reporting Period, we planned to continue monitoring relevant data and the changing macro environment. Adapting the Fund’s portfolio to reflect new information is a hallmark of our process, and we intend to continue going where the data leads us.

                5

FUND BASICS

 GQG Partners International Opportunities Fund

    as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23±

Holding	% of Net Assets	Line of Business

Novo Nordisk AS Class B	7.3%	Pharmaceuticals
TotalEnergies SE	6.1	Oil, Gas & Consumable Fuels
AstraZeneca PLC	5.6	Pharmaceuticals
Glencore PLC	4.6	Metals & Mining
ASML Holding NV	4.6	Semiconductors & Semiconductor Equipment
NVIDIA Corp.	4.5	Semiconductors & Semiconductor Equipment
Petroleo Brasileiro SA ADR	2.7	Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA	2.7	Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	2.7	Oil, Gas & Consumable Fuels
ICICI Bank Ltd. ADR	2.5	Banks

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION†

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

 Performance Summary

    October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on December 15, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs GQG Partners International Opportunities Fund’s Lifetime Performance

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Since Inception

Class A (Commenced December 15, 2016)
Excluding sales charges	13.91%	8.78%	9.59%
Including sales charges	7.62%	7.55%	8.70%

Class C (Commenced December 15, 2016)
Excluding contingent deferred sales charges	13.06%	7.96%	8.78%
Including contingent deferred sales charges	12.03%	7.96%	8.78%

Institutional (Commenced December 15, 2016)	14.34%	9.20%	10.01%

Investor (Commenced December 15, 2016)	14.21%	9.04%	9.86%

Class R6 (Commenced December 15, 2016)	14.31%	9.21%	10.02%

Class R (Commenced December 15, 2016)	13.63%	8.51%	9.31%

Class P (Commenced April 16, 2018)	14.38%	9.20%	7.08%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

                7

FUND BASICS

Index Definitions

The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 26 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

October 31, 2023

Shares	Description	Value

Common Stocks – 94.0%

Australia – 0.7%
23,610,823	Whitehaven Coal Ltd. (Oil, Gas & Consumable Fuels)	$111,213,715
2,711,134	WiseTech Global Ltd. (Software)	100,938,931

		212,152,646

Brazil – 3.7%
53,438,228	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	801,573,420
22,010,901	Vale SA (Metals & Mining)	301,235,121

		1,102,808,541

Canada – 3.7%
12,342,560	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	783,764,798
5,584,120	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	295,282,870

		1,079,047,668

Denmark – 7.3%
22,130,533	Novo Nordisk AS Class B (Pharmaceuticals)	2,135,069,885

France – 9.5%
1,693,524	L’Oreal SA (Personal Products)	711,839,710
1,961,995	Thales SA (Aerospace & Defense)	289,546,443
26,773,352	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,789,999,192

		2,791,385,345

Germany – 3.5%
2,198,520	Deutsche Boerse AG (Capital Markets)	361,868,711
20,569,019	Deutsche Telekom AG (Diversified Telecommunication Services)	446,423,081
565,943	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	227,117,431

		1,035,409,223

India – 13.7%
27,917,775	Adani Energy Solutions Ltd.* (Electric Utilities)	258,124,260
18,469,545	Adani Enterprises Ltd. (Trading Companies & Distributors)	509,287,865
34,965,900	Adani Green Energy Ltd.* (Independent Power and Renewable Electricity Producers)	382,862,615
50,891,251	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	480,098,645
108,120,543	Adani Power Ltd.* (Independent Power and Renewable Electricity Producers)	471,459,914
3,178,874	HDFC Bank Ltd. (Banks)	56,407,625

Shares	Description	Value

Common Stocks (continued)

India (continued)
32,843,071	ICICI Bank Ltd. ADR (Banks)	$728,787,745
132,589,849	IDFC First Bank Ltd.* (Banks)	131,761,410
127,438,236	ITC Ltd. (Tobacco)	655,993,479
52,839,717	State Bank of India (Banks)	359,049,959

		4,033,833,517

Indonesia – 1.4%
608,808,898	Bank Central Asia Tbk. PT (Banks)	335,405,364
239,749,547	Bank Mandiri Persero Tbk. PT (Banks)	85,651,019

		421,056,383

Ireland – 1.9%
1,768,384	Aon PLC Class A (Insurance)	547,138,010

Italy – 1.3%
22,678,366	Eni SpA (Oil, Gas & Consumable Fuels)	370,738,337

Japan – 4.0%
5,414,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	161,911,779
13,789,430	SoftBank Group Corp. (Wireless Telecommunication Services)	564,733,083
8,605,200	Tokio Marine Holdings, Inc. (Insurance)	192,517,413
1,932,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	255,369,229

		1,174,531,504

Netherlands – 6.6%
4,464,646	Airbus SE (Aerospace & Defense)	598,602,525
2,239,154	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,343,779,165

		1,942,381,690

Russia(a) – 0.0%
48,039,056	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	—
3,681,622	LUKOIL PJSC (Oil, Gas & Consumable Fuels)	—
34,154,161	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	—

		—

Spain – 1.8%
58,970,135	Banco Bilbao Vizcaya Argentaria SA (Banks)	463,931,590
19,712,559	CaixaBank SA (Banks)	80,142,193

		544,073,783

The accompanying notes are an integral part of these financial statements.                9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

October 31, 2023

Shares	Description	Value

Common Stocks (continued)

Switzerland – 7.2%
254,429,927	Glencore PLC (Metals & Mining)	$1,347,670,459
4,543,827	Novartis AG (Pharmaceuticals)	425,391,070
7,233,237	Sandoz Group AG* (Pharmaceuticals)	188,056,990

701,829	Sika AG (Chemicals)	167,954,265

		2,129,072,784

Taiwan – 1.9%
33,450,043	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	546,323,028

United Kingdom – 10.0%
13,111,969	AstraZeneca PLC (Pharmaceuticals)	1,641,665,832
15,011,467	Imperial Brands PLC (Tobacco)	319,806,715
2,856,380	London Stock Exchange Group PLC (Capital Markets)	288,194,543

21,274,826	Shell PLC (Oil, Gas & Consumable Fuels)	694,998,179

		2,944,665,269

United States – 15.8%
1,468,665	Alphabet, Inc. Class A* (Interactive Media & Services)	182,231,953
3,493,591	Alphabet, Inc. Class C* (Interactive Media & Services)	437,746,952
6,947,069	ARM Holdings PLC ADR*(b) (Semiconductors & Semiconductor Equipment)	342,421,031
702,495	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	591,058,218
881,468	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	518,497,107
2,006,703	Meta Platforms, Inc. Class A* (Interactive Media & Services)	604,559,413
3,220,437	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,313,294,209

11,596,359	Schlumberger NV (Energy Equipment & Services)	645,453,342

		4,635,262,225

TOTAL COMMON STOCKS (Cost $25,188,545,315)		$27,644,949,838

Shares	Dividend Rate	Value

Preferred Stocks – 4.7%

Brazil – 4.7%
Itau Unibanco Holding SA (Banks)
111,640,956	5.576%	$593,883,164

Shares	Dividend Rate	Value

Preferred Stocks (continued)

Brazil (continued)
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
115,764,057	10.467%	$797,668,139

TOTAL PREFERRED STOCKS (Cost $1,163,166,721)		$1,391,551,303

Investment Company(c) – 2.4%

Goldman Sachs Financial Square Government Fund — Institutional Shares
716,742,511	5.258%	$716,742,511
(Cost $716,742,511)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.9%

Goldman Sachs Financial Square Government Fund — Institutional Shares
254,172,800	5.258%	$254,172,800

(Cost $254,172,800)

TOTAL INVESTMENTS – 102.0% (Cost $27,322,627,347)		$30,007,416,452

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(593,242,743)

NET ASSETS – 100.0%		$29,414,173,709

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	All or a portion of security is on loan.

(c)	Represents an Affiliated Issuer.

10                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

SECTOR ALLOCATION AS OF OCTOBER 31, 2023

Sector	% of Total Market Value

Energy	21.1%

Information Technology	16.8

Financials	15.0

Health Care	14.8

Communication Services	7.5

Materials	6.7

Industrials	6.3

Consumer Staples	5.7

Utilities	3.7

Investment Company	2.4

100.0%

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.                11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

October 31, 2023

Assets:

Investments in unaffiliated issuers, at value (cost $26,351,712,036)(a)	$29,036,501,141
Investments in affiliated issuers, at value (cost $716,742,511)	716,742,511
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	254,172,800
Cash	14,573,924
Foreign currencies, at value (cost $27,631,365)	27,620,584
Receivables:
Dividends	90,965,133
Fund shares sold	48,651,608
Investments sold	31,242,723
Foreign tax reclaims	28,703,674
Reimbursement from investment adviser	1,525,098
Securities lending income	60,803
Other assets	477,592

Total assets	30,251,237,591

Liabilities:

Payables:
Investments purchased	516,968,072
Payable upon return of securities loaned	254,172,800
Fund shares redeemed	40,389,050
Management fees	17,791,978
Distribution and Service fees and Transfer Agency fees	1,721,632
Accrued expenses	6,020,350

Total liabilities	837,063,882

Net Assets:

Paid-in capital	27,678,278,375
Total distributable earnings	1,735,895,334

NET ASSETS	$29,414,173,709
Net Assets:
Class A	$401,254,251
Class C	93,750,602
Institutional	18,487,028,818
Investor	6,227,600,692
Class R6	1,565,411,468
Class R	3,569,506
Class P	2,635,558,372
Total Net Assets	$29,414,173,709
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	22,899,083
Class C	5,527,652
Institutional	1,045,263,583
Investor	353,623,928
Class R6	88,530,202
Class R	206,692
Class P	149,087,948
Net asset value, offering and redemption price per share:(b)
Class A	$17.52
Class C	16.96
Institutional	17.69
Investor	17.61
Class R6	17.68
Class R	17.27
Class P	17.68

(a)	Includes loaned securities having market value of $248,466,880.
(b)

Maximum public offering price per share for Class A Shares is $18.54. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

12                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2023

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $87,474,405)	$1,145,848,892

Dividends — affiliated issuers	23,405,829

Securities lending income, net of rebates received or paid to borrowers	2,946,822

Interest	124,549

Total investment income	1,172,326,092

Expenses:

Management fees	192,654,378

Transfer Agency fees(a)	17,557,511

Custody, accounting and administrative services	4,309,780

Printing and mailing costs	2,369,048

Registration fees	1,877,406

Distribution and Service (12b-1) fees(a)	1,704,578

Shareholder meeting expense	994,106

Professional fees	502,614

Trustee fees	263,409

Service fees — Class C	226,281

Other	635,645

Total expenses	223,094,756

Less — expense reductions	(7,361,394)

Net expenses	215,733,362

NET INVESTMENT INCOME	956,592,730

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(583,181,129)

Foreign currency transactions	(14,376,577)

Net change in unrealized gain on:

Investments — unaffiliated issuers	2,832,683,479

Foreign currency translation	1,494,048

Net realized and unrealized gain	2,236,619,821

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,193,212,551

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
GQG Partners International Opportunities Fund	$1,012,979	$678,842	$12,757	$634,527	$141,582	$6,885,767	$8,779,604	$375,630	$3,964	$736,437

The accompanying notes are an integral part of these financial statements.                13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	GQG Partners International Opportunities Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$ 956,592,730	$ 1,017,063,964

Net realized loss	(597,557,706)	(937,667,197)

Net change in unrealized gain (loss)	2,834,177,527	(4,958,827,411)

Net increase (decrease) in net assets resulting from operations	3,193,212,551	(4,879,430,644)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(17,547,803)	(8,694,077)

Class C Shares	(3,133,597)	(1,158,748)

Institutional Shares	(728,324,807)	(316,943,861)

Investor Shares	(226,000,395)	(90,597,219)

Class R6 Shares	(49,848,199)	(17,024,099)

Class R Shares	(62,600)	(17,099)

Class P Shares	(103,698,041)	(51,959,366)

Total distributions to shareholders	(1,128,615,442)	(486,394,469)

From share transactions:

Proceeds from sales of shares	11,522,771,367	11,534,197,993

Reinvestment of distributions	964,823,979	403,333,721

Cost of shares redeemed	(7,377,067,709)	(6,650,124,656)

Net increase in net assets resulting from share transactions	5,110,527,637	5,287,407,058

TOTAL INCREASE (DECREASE)	7,175,124,746	(78,418,055)

Net assets:

Beginning of year	22,239,048,963	22,317,467,018

End of year	$29,414,173,709	$22,239,048,963

14                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.07	$20.36	$16.44	$14.78	$12.32

Net investment income(a)	0.57	0.75	0.28	0.04	0.10

Net realized and unrealized gain (loss)	1.62	(4.67)	3.64	1.68	2.38

Total from investment operations	2.19	(3.92)	3.92	1.72	2.48

Distributions to shareholders from net investment income	(0.74)	(0.37)	—	(0.06)	(0.02)

Net asset value, end of year	$17.52	$16.07	$20.36	$16.44	$14.78

Total return(b)	13.91%	(19.55)%	23.84%	11.66%	20.19%

Net assets, end of year (in 000s)	$401,254	$417,464	$479,794	$252,603	$89,592

Ratio of net expenses to average net assets	1.13%	1.14%	1.15%	1.17%	1.23%

Ratio of total expenses to average net assets	1.16%	1.17%	1.19%	1.20%	1.29%

Ratio of net investment income to average net assets	3.26%	4.17%	1.47%	0.23%	0.71%

Portfolio turnover rate(c)	62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.58	$19.76	$16.08	$14.50	$12.16

Net investment income (loss)(a)	0.42	0.59	0.13	(0.08)	—(b)

Net realized and unrealized gain (loss)	1.58	(4.53)	3.55	1.66	2.34

Total from investment operations	2.00	(3.94)	3.68	1.58	2.34

Distributions to shareholders from net investment income	(0.62)	(0.24)	—	—	—

Net asset value, end of year	$16.96	$15.58	$19.76	$16.08	$14.50

Total return(c)	13.06%	(20.12)%	22.82%	10.87%	19.24%

Net assets, end of year (in 000s)	$93,751	$78,662	$97,057	$61,784	$32,620

Ratio of net expenses to average net assets	1.88%	1.89%	1.90%	1.92%	1.98%

Ratio of total expenses to average net assets	1.91%	1.92%	1.94%	1.95%	2.04%

Ratio of net investment income (loss) to average net assets	2.48%	3.36%	0.69%	(0.51)%	(0.02)%

Portfolio turnover rate(d)	62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.23	$20.55	$16.56	$14.87	$12.39

Net investment income(a)	0.63	0.82	0.35	0.09	0.15

Net realized and unrealized gain (loss)	1.64	(4.70)	3.67	1.70	2.39

Total from investment operations	2.27	(3.88)	4.02	1.79	2.54

Distributions to shareholders from net investment income	(0.81)	(0.44)	(0.03)	(0.10)	(0.06)

Net asset value, end of year	$17.69	$16.23	$20.55	$16.56	$14.87

Total return(b)	14.34%	(19.23)%	24.31%	12.06%	20.65%

Net assets, end of year (in 000s)	$18,487,029	$14,193,048	$14,481,792	$8,683,860	$1,996,934

Ratio of net expenses to average net assets	0.77%	0.76%	0.77%	0.79%	0.84%

Ratio of total expenses to average net assets	0.79%	0.79%	0.81%	0.82%	0.90%

Ratio of net investment income to average net assets	3.58%	4.54%	1.83%	0.55%	1.10%

Portfolio turnover rate(c)	62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.16	$20.47	$16.51	$14.82	$12.36

Net investment income(a)	0.61	0.80	0.33	0.08	0.15

Net realized and unrealized gain (loss)	1.63	(4.69)	3.64	1.70	2.36

Total from investment operations	2.24	(3.89)	3.97	1.78	2.51

Distributions to shareholders from net investment income	(0.79)	(0.42)	(0.01)	(0.09)	(0.05)

Net asset value, end of year	$17.61	$16.16	$20.47	$16.51	$14.82

Total return(b)	14.21%	(19.35)%	24.09%	12.00%	20.42%

Net assets, end of year (in 000s)	$6,227,601	$4,425,913	$4,169,364	$2,488,875	$1,098,284

Ratio of net expenses to average net assets	0.88%	0.89%	0.90%	0.92%	0.98%

Ratio of total expenses to average net assets	0.91%	0.92%	0.94%	0.95%	1.04%

Ratio of net investment income to average net assets	3.45%	4.42%	1.70%	0.48%	1.09%

Portfolio turnover rate(c)	62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.23	$20.55	$16.56	$14.87	$12.39

Net investment income(a)	0.62	0.83	0.38	0.07	0.05

Net realized and unrealized gain (loss)	1.65	(4.71)	3.64	1.72	2.50

Total from investment operations	2.27	(3.88)	4.02	1.79	2.55

Distributions to shareholders from net investment income	(0.82)	(0.44)	(0.03)	(0.10)	(0.07)

Net asset value, end of year	$17.68	$16.23	$20.55	$16.56	$14.87

Total return(b)	14.31%	(19.17)%	24.27%	12.09%	20.68%

Net assets, end of year (in 000s)	$1,565,411	$1,023,099	$757,796	$391,507	$34,263

Ratio of net expenses to average net assets	0.75%	0.74%	0.75%	0.77%	0.81%

Ratio of total expenses to average net assets	0.78%	0.78%	0.80%	0.81%	0.92%

Ratio of net investment income to average net assets	3.48%	4.63%	1.97%	0.42%	0.34%

Portfolio turnover rate(c)	62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund

	Class R Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.88	$20.11	$16.28	$14.69	$12.26

Net investment income(a)	0.48	0.69	0.22	0.01	0.01

Net realized and unrealized gain (loss)	1.64	(4.61)	3.61	1.65	2.43

Total from investment operations	2.12	(3.92)	3.83	1.66	2.44

Distributions to shareholders from net investment income	(0.73)	(0.31)	—	(0.07)	(0.01)

Net asset value, end of year	$17.27	$15.88	$20.11	$16.28	$14.69

Total return(b)	13.63%	(19.73)%	23.53%	11.32%	19.91%

Net assets, end of year (in 000s)	$3,570	$1,215	$1,095	$735	$208

Ratio of net expenses to average net assets	1.38%	1.39%	1.40%	1.42%	1.47%

Ratio of total expenses to average net assets	1.41%	1.42%	1.44%	1.45%	1.54%

Ratio of net investment income to average net assets	2.74%	3.88%	1.19%	0.07%	0.05%

Portfolio turnover rate(c)	62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.22	$20.54	$16.55	$14.86	$12.39

Net investment income(a)	0.64	0.83	0.37	0.10	0.16

Net realized and unrealized gain (loss)	1.63	(4.71)	3.65	1.69	2.38

Total from investment operations	2.27	(3.88)	4.02	1.79	2.54

Distributions to shareholders from net investment income	(0.81)	(0.44)	(0.03)	(0.10)	(0.07)

Net asset value, end of year	$17.68	$16.22	$20.54	$16.55	$14.86

Total return(b)	14.38%	(19.22)%	24.34%	12.08%	20.61%

Net assets, end of year (in 000s)	$2,635,558	$2,099,648	$2,330,569	$1,186,744	$477,609

Ratio of net expenses to average net assets	0.75%	0.74%	0.75%	0.77%	0.82%

Ratio of total expenses to average net assets	0.78%	0.78%	0.80%	0.81%	0.89%

Ratio of net investment income to average net assets	3.60%	4.55%	1.90%	0.61%	1.14%

Portfolio turnover rate(c)	62%	137%	94%	72%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                21

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

22

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours).

                23

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of October 31, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,841,234,534	$4,334,509,898	$—

Australia and Oceania	—	212,152,646	—

Europe	1,653,528,734	13,128,826,623	—

North America	5,371,888,862	—	—

South America	1,102,808,541	—	—

Preferred Stocks	—	1,391,551,303	—

Securities Lending Reinvestment Vehicle	254,172,800	—	—

Investment Company	716,742,511	—	—

Total	$10,940,375,982	$19,067,040,470	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

24

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

GQG Partners International Opportunities Fund	0.85%	0.77%	0.73%	0.71%	0.70%	0.71%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2023, GSAM waived $801,545 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

GQG Partners International Opportunities Fund	$61,817

During the fiscal year ended October 31, 2023, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

                25

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 and Class P Shares of the Fund. This arrangement will remain in effect through at least February 28, 2024, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. Prior to July 1, 2023, fees charged for such transfer agency services were 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GSAM may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

GQG Partners International Opportunities Fund	$801,545	$387,034	$6,172,815	$7,361,394

G. Line of Credit Facility — As of October 31, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2023, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

26

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2023:

Fund	Underlying Fund	Beginning Value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

GQG Partners International Opportunities Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$955,445,315	$9,053,766,651	$(9,292,469,455)	$716,742,511	716,742,511	$23,405,829

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2023, were $21,857,911,772 and $16,443,865,671, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross

                27

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2023

6. SECURITIES LENDING (continued)

amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended October 31, 2023, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2023

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2023

GQG Partners International Opportunities Fund	$327,320	$256,789	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended October 31, 2023:

Fund	Beginning Value as of October 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of October 31, 2023

GQG Partners International Opportunities Fund	$114,482,373	$8,194,266,069	$(8,054,575,642)	$254,172,800

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

Distributions paid from:

Ordinary income	$1,128,615,442

Total taxable distributions	$1,128,615,442

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:

Distributions paid from:

Ordinary income	$486,394,469

Total taxable distributions	$486,394,469

As of October 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$699,807,581

Capital loss carryforwards:

Perpetual Short-Term	(1,407,239,042)

Perpetual Long-Term	(109,783,998)

Total capital loss carryforwards	(1,517,023,040)

Unrealized gains (loss) — net	$2,553,110,793

Total accumulated earnings (loss) net	$1,735,895,334

28

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

7. TAX INFORMATION (continued)

As of October 31, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$27,453,061,101

Gross unrealized gain	4,101,790,979

Gross unrealized loss	(1,548,680,186)

Net unrealized gain	$2,553,110,793

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Depositary Receipts Risk - Foreign securities may trade in the form of depositary receipts (“Depositary Receipts”), which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign

                29

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2023

8. OTHER RISKS (continued)

currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

30

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

                31

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	GQG Partners International Opportunities Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	10,461,811	$182,944,586	17,718,616	$323,617,669

Reinvestment of distributions	935,354	15,367,872	409,602	7,850,949

Shares redeemed	(14,468,795)	(249,865,871)	(15,719,170)	(277,398,513)

	(3,071,630)	(51,553,413)	2,409,048	54,070,105

Class C Shares

Shares sold	1,147,063	19,518,625	950,808	16,801,761

Reinvestment of distributions	175,877	2,815,789	55,958	1,047,010

Shares redeemed	(843,516)	(14,247,182)	(870,662)	(15,153,818)

	479,424	8,087,232	136,104	2,694,953

Institutional Shares

Shares sold	398,800,485	6,984,402,392	395,831,125	7,132,314,224

Reinvestment of distributions	34,889,014	577,064,288	12,354,795	238,278,563

Shares redeemed	(262,903,339)	(4,592,681,744)	(238,319,685)	(4,220,749,463)

	170,786,160	2,968,784,936	169,866,235	3,149,843,324

Investor Shares

Shares sold	169,576,947	2,967,354,806	143,023,441	2,582,325,151

Reinvestment of distributions	13,711,437	225,964,484	4,708,902	90,582,637

Shares redeemed	(103,470,716)	(1,814,437,962)	(77,566,273)	(1,384,894,667)

	79,817,668	1,378,881,328	70,166,070	1,288,013,121

Class R6 Shares

Shares sold	41,030,062	730,249,395	37,517,687	678,102,440

Reinvestment of distributions	2,410,823	39,850,905	705,431	13,598,097

Shares redeemed	(17,960,800)	(310,270,416)	(12,051,480)	(215,924,549)

	25,480,085	459,829,884	26,171,638	475,775,988

Class R Shares

Shares sold	152,241	2,645,518	27,258	468,440

Reinvestment of distributions	3,857	62,600	901	17,099

Shares redeemed	(25,914)	(451,004)	(6,098)	(105,826)

	130,184	2,257,114	22,061	379,713

Class P Shares

Shares sold	36,213,294	635,656,045	44,042,460	800,568,308

Reinvestment of distributions	6,277,121	103,698,041	2,695,523	51,959,366

Shares redeemed	(22,828,772)	(395,113,530)	(30,759,058)	(535,897,820)

	19,661,643	344,240,556	15,978,925	316,629,854

NET INCREASE	293,283,534	$5,110,527,637	284,750,081	$5,287,407,058

32

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs GQG Partners International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs GQG Partners International Opportunities Fund (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

                33

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	GQG Partners International Opportunities Fund
	Beginning	Ending		Expenses
	Account	Account		Paid for the
	Value	Value		6 months ended

Share Class	5/1/23	10/31/23		10/31/23*

Class A

Actual	$1,000.00	$ 982.10		$5.64

Hypothetical 5% return	1,000.00	1,019.50	+	5.75

Class C

Actual	1,000.00	978.60		9.37

Hypothetical 5% return	1,000.00	1,015.70	+	9.55

Institutional

Actual	1,000.00	984.40		3.83

Hypothetical 5% return	1,000.00	1,021.30	+	3.90

Investor

Actual	1,000.00	983.80		4.40

Hypothetical 5% return	1,000.00	1,020.80	+	4.48

Class R6

Actual	1,000.00	984.40		3.73

Hypothetical 5% return	1,000.00	1,021.40	+	3.80

Class R

Actual	1,000.00	981.20		6.89

Hypothetical 5% return	1,000.00	1,018.20	+	7.02

Class P

Actual	1,000.00	984.40		3.73

Hypothetical 5% return	1,000.00	1,021.40	+	3.80

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

GQG Partners International Opportunities Fund	1.13%	1.88%	0.77%	0.88%	0.75%	1.38%	0.75%

+	Hypothetical expenses are based on the Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

34

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited)

Background

The Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until September 30, 2024 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19-20, 2023 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and GQG Partners LLC (the “Sub-Adviser”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and the Sub-Adviser’s portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and an expense limitation;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

                35

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Sub-Adviser’s processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates and Sub-Adviser, their respective services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and the changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of March 31, 2023, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider

36

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

as of June 30, 2023. The information on the Fund’s investment performance prepared by the Outside Data Provider was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Adviser’s portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s performance peer group for the one-, three- and five-year periods and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three-year period ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to implement fee waivers and an expense limitation. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. They noted the impact that the substantial asset growth of the Fund had on the associated revenues and expenses.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

                37

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.85%

Next $1 billion	0.77

Next $3 billion	0.73

Next $3 billion	0.71

Over $8 billion	0.70

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and certain fees and to limit certain expenses of the Fund that exceed a specified level, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Fund’s Class R6 Shares. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above the highest breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (f) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously

38

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders, the factors considered, and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2024, and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2024.

Sub-Advisory Agreement with GQG Partners LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding the Sub-Adviser’s business continuity planning and remote operations capabilities.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Fund. They also considered the expense limitations that substantially reduce the fees retained by the Investment Adviser, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement should be approved and continued until September 30, 2024.

                39

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)
Lawrence Hughes Age: 65	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company)(1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	None
John F. Killian Age: 68	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	Consolidated Edison, Inc. (a utility holding company)
Steven D. Krichmar Age: 65	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	None
Michael Latham Age: 58	Trustee	Since 2021	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	91	None

40

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 69	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				91	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 61	President and Trustee		Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

                41

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Assistant Secretary — Goldman Sachs MLP and Energy Renaissance Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs GQG Partners International Opportunities Fund - Tax Information (Unaudited)

For the year ended October 31, 2023, 7.01% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2023, 99.59% of the dividends paid from net investment company taxable income by the GQG Partners International Opportunities Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2023, the total amount of income received by the Goldman Sachs GQG Partners International Opportunities Fund from sources within foreign countries and possessions of the United States was $0.7064 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Goldman Sachs GQG Partners International Opportunities Fund was 86.23%. The total amount of taxes paid by the Goldman Sachs GQG Partners International Opportunities Fund to such countries was $0.0337 per share.

42

(This page intentionally left blank)

(This page intentionally left blank)

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund

∎ Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

Goldman Sachs Funds Annual Report October 31, 2023 Goldman Sachs Multi-Strategy Alternatives Fund* * Effective after the close of business September 22, 2023, The Goldman Sachs Multi-Manager Alternatives Fund was renamed the Multi-Strategy Alternatives Fund.

Goldman Sachs Multi-Strategy Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Multi-Strategy Alternatives Fund

as of October 31, 2023

Investment Objective The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund became the Goldman Sachs Multi-Strategy Alternatives Fund (the “Fund”). At the same time, the Fund’s principal investment strategy changed, and the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team assumed day-to-day management of the Fund from the Goldman Sachs External Investing Group (“XIG”) (formerly, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group). The performance information reported below is the combined performance of the Fund, reflecting current and prior strategies and policies.

Below, Goldman Sachs XIG and the Goldman Sachs QIS Team discuss the Fund’s performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -1.30%, -1.97%, -0.92%, -1.00%, -0.81%, -1.45% and -0.91%, respectively. These returns compare to the 4.77% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month US Treasury Bill Index (the “ICE BofAMLIndex”), which reflects no deductions for fees or expenses, during the same time period.

References to the Fund’s benchmark mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE BofAML Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the capital markets as a whole during the Reporting Period?

A

During the Reporting Period, the performance of the capital markets was driven primarily by rising interest rates, inflation data, volatile energy prices and speculation about whether central banks would achieve soft or hard economic landings. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

Global equity markets posted strong gains during the Reporting Period, with the MSCI All Country World Index (Net Total Return, Unhedged, USD) (“MSCI ACWI Index”) returning 10.5%. The majority of the gains occurred during the first nine months of the Reporting Period. The final three months saw corrections across most regions and sectors within the MSCI ACWI Index. (A correction is a condition in which securities prices fall 10% or more from recent highs.) Non-U.S. developed markets stocks, as represented by the MSCI EAFE Index (Net, Unhedged, USD), performed best, returning 14.4% during the Reporting Period overall, with value stocks outpacing growth stocks. From a regional standpoint, Japanese and European equities were the strongest performers. Despite significant depreciation in the Japanese yen relative to the U.S. dollar, Japan’s stock market was one of the best performing developed markets regions, as it benefited from continuation of the central bank’s accommodative monetary policy, rising share buybacks and growing corporate investment. Market technicals (i.e., supply/demand conditions) also supported the performance of Japanese equities, as investment inflows increased, perhaps driven by optimism that long-promised corporate governance reforms were finally starting to bear fruit. As for European equities, they appreciated significantly early in the Reporting Period, recovering from previously depressed levels. Investors had been bearish on European stocks due both to inflation worries, especially concerns about energy

1

FUND RESULTS

price inflation caused by Russia’s invasion of Ukraine, and to rising interest rates and overall economic weakness. However, reduced energy demand because of a warmer than expected winter, success in securing alternative energy imports and generous government support for the consumer improved investor sentiment, leading to a significant rally in European equity performance. Challenges then followed, with March 2023 being especially difficult, as a U.S. regional banking crisis spilled over to European banks, leading to the high-profile bankruptcy of Credit Suisse but not much further fallout due to prompt government intervention. European equities were volatile for the rest of the Reporting Period, with the outlook for economies and interest rates weighing on market sentiment. Overall, macroeconomic fundamentals in European countries were lethargic during the Reporting Period, with Germany, for example, entering a technical recession and its inflation remaining above target, although employment in the country stayed robust. (A technical recession is commonly defined as two consecutive quarters of negative growth in a country’s gross domestic product.) In the U.S., where growth stocks beat value stocks by a wide margin, the broad equity market generated a return of 9.5%, as measured by the Russell 1000® Index. The rally in growth stocks was led by the so-called “Magnificent Seven” (specifically, Apple, Microsoft, Alphabet, Amazon.com, Nvidia, Meta Platforms and Tesla), which were responsible for almost all of the U.S equity market’s gains in the first half of 2023. The rally was driven by a combination of factors, including a reversal of previous multiples compression and the strong fundamental performance of some of these companies. (Multiple compression, or valuation derating, is when a company’s valuation multiples, such as the price/earnings ratio, is reduced either because of increased earnings without a corresponding increase in stock price or because of a decreased stock price without a corresponding decrease in earnings.) Many of the Magnificent Seven were beneficiaries of investor optimism about artificial intelligence (“AI”) following the release of ChatGPT as well as excitement about generative AI. As for emerging markets equities, they returned 10.8%, as measured by the MSCI Emerging Markets Index (Net, USD, Unhedged), during the Reporting Period. Chinese equities posted the strongest gains, with the MSCI China All Shares Index (Net Total Return, USD, Unhedged) notching a 21.1% return during the Reporting Period, though performance was highly volatile. At first, Chinese equities benefited from the reopening of the country’s economy following COVID-19-related lockdowns, but they subsequently weakened, as an expected surge in consumer spending did not materialize due in part to worries about China’s property crisis and level of unemployment. These investor concerns were exacerbated by geopolitical and regulatory issues.

Despite persistent interest rate volatility, global spread, or non-government bond, sectors recorded positive returns during the Reporting Period, recovering from the sell-off they had endured in 2022. Spread sectors benefited overall from the tightening of credit spreads, which are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity. Bank loans outperformed virtually all other spread sectors, largely due to their floating rate nature and strong investor demand. High yield corporate bonds generated positive returns during the Reporting Period amid positive market technicals and spread tightening, most notably in lower-rated segments of the market. In the emerging markets, U.S. dollar-denominated bonds trailed local currency-denominated bonds, mainly due to higher U.S. interest rates and the strong performance of emerging markets currencies. In local emerging markets debt, select countries with high monetary policy rates and falling inflation, particularly in Latin America and Eastern Europe, were the top performers. In U.S. dollar-denominated emerging markets debt, high yield sovereign bonds produced the strongest returns, as spreads tightened. Investment grade corporate spreads also narrowed during the Reporting Period but not as much as those of other spread sectors.

Q	How did the Fund’s principal investment strategy change on September 22, 2023?

A

Before September 22, 2023, the Fund generally sought to achieve its investment objective by allocating its assets among multiple unaffiliated investment managers (“Underlying Managers”) that employed one or more non-traditional and alternative investment strategies. XIG was responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. XIG applied a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

Effective September 22, 2023, the QIS Team began to manage the Fund directly instead of allocating the Fund’s assets among one or more Underlying Managers. The Fund continues to seek to achieve its investment objective by allocating its assets among one or more non-traditional and alternative investment strategies, including, but not limited to, equity long/short, dynamic equity, event driven and credit, relative value, tactical trading and opportunistic fixed income strategies.

2

FUND RESULTS

Q	What key factors were responsible for the Fund’s performance from November 1, 2022 through September 21, 2023 (the “initial part of the Reporting Period”)?

A	During the initial part of the Reporting Period, the Fund’s results can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the initial part of the Reporting Period, the Fund had 13 Underlying Managers, though not all were allocated capital. The 13 Underlying Managers were Algert Global LLC (“Algert”); Artisan Partners LP (“Artisan”); Bardin Hill Arbitrage IC Management LP (“Bardin Hill”); Brigade Capital Management, LP (“Brigade”); Crabel Capital Management, LLC (“Crabel”); GQG Partners LLC (“GQG Partners”); Longfellow Investment Management Co., LLC (“Longfellow”); Marathon Asset Management, L.P. (“Marathon”); River Canyon Fund Management LLC (“River Canyon”); Russell Investments Commodity Advisor, LLC (“RICA”); TCW Investment Management Company LLC (“TCW”), Trium Capital LLP (“Trium”), and Wellington Management Company LLC (“Wellington”).

These 13 Underlying Managers represented five strategies—equity long/short (Wellington); event driven and credit (Bardin Hill, Brigade, Longfellow, Marathon and River Canyon); tactical trading (Crabel); relative value (Algert, TCW and Trium); and dynamic equity (Artisan and GQG Partners). RICA managed a beta completion mandate for the Fund, which provided us with an additional tool to manage the beta of the Fund and was not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.)

Of the six Underlying Managers with allocated capital during the initial part of the Reporting Period, four produced positive absolute returns and two produced negative absolute returns. RICA generated a negative absolute return during the initial part of the Reporting Period. Trium produced a positive absolute return between January 11, 2023 and the end of the initial part of the Reporting Period. Algert, Marathon, Wellington, Brigade and River Canyon did not have allocated capital during the initial part of Reporting Period.

Q	Which strategies most significantly affected Fund performance during the initial part of the Reporting Period?

A

Four strategies were employed by the Underlying Managers during the initial part of Reporting Period. Two of these four strategies generated negative absolute returns, and two generated positive absolute returns. The Fund did not have allocations to the equity long/short strategy or the opportunistic fixed income strategy during the initial part of the reporting period.

The relative value strategy detracted from the Fund’s performance during the initial part of the Reporting Period, driven by the losses of the fundamental equity neutral Underlying Manager. The performance of value-oriented strategies, especially in the real estate, financials and consumer staples sectors, were challenged during the initial part of the Reporting Period. Within global arbitrage, the Underlying Manager’s exposures to the financials and industrials sectors had negative results, but the losses were offset somewhat by exposures to consumer non-cyclical and communication stocks, which added value. Relative value strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index). Relative value strategies generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

The tactical trading strategy detracted slightly from the Fund’s performance during the initial part of the Reporting Period, as modest gains in equities were more than offset by losses in fixed income and currency trading. Within macro strategies, opportunistic and reversal models contributed positively to performance, while factor timing and volatility breakout models detracted from returns. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g.,

3

FUND RESULTS

determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

The dynamic equity strategy added most to the Fund’s performance during the initial part of the Reporting Period, with all of the strategy’s Underlying Managers generating positive returns. From a market segment perspective, these results were driven by gains in international equities, which were led by strong stock selection in a variety of sectors, including energy and utilities, and exposure to the information technology sector. Also contributing positively was U.S. equity exposure, highlighted by strong stock selection in the industrials sector, specifically aerospace stocks, as well as in the financials and consumer staples sectors. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view, and may have low excess return correlations to traditional long-only equity strategies. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The event driven and credit strategy added further to the Fund’s performance during the initial part of the Reporting Period, with positive contributions from all of the strategy’s Underlying Managers. Merger arbitrage and special purpose acquisition company strategies generated gains amid a growing opportunity set in the credit markets and the slight resurgence of initial public offering activity. Within merger arbitrage, the top contributor was a position in a gaming company, which benefited from constructive regulatory developments. In addition, exposure to structured credit enhanced performance during the initial part of Reporting Period. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the initial part of the Reporting Period?

A

During the initial Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. One of the shifts in strategy allocation was an increase in the Fund’s exposure to the dynamic equity strategy, accomplished through larger allocations to GQG Partners and Artisan. We also increased the Fund’s exposure to the relative value strategy, which was accomplished through a larger allocation to TCW and by allocating assets to Trium. We funded these increases by reducing the Fund’s exposure to the event driven and credit strategy, which we accomplished by marginally decreasing the allocation to Bardin Hill and eliminating the allocation to Longfellow, and also by reducing the Fund’s exposure to the tactical trading strategy, which we accomplished by decreasing the Fund’s allocation to Crabel.

On January 11, 2023, relative value Underlying Manager Trium was allocated assets. Also during the initial part of the Reporting Period, we removed one Underlying Manager and did not add any Underlying Managers. On February 28, 2023, event driven and credit strategy Underlying Manager River Canyon, which did not have any allocated assets, was removed as an Underlying Manager of the Fund.

At the beginning of the initial part of the Reporting Period, the Fund’s assets were allocated 55.8% to the event driven and credit strategy, 22.2% to the tactical trading strategy, 11.4% to the dynamic equity strategy and 10.6% to the relative value strategy. At the end of the initial part of the Reporting Period, the Fund’s assets were allocated 25.6% to the event driven and credit strategy, 17.4% to the tactical trading strategy, 20.3% to the dynamic equity strategy and 29.2% to the relative value strategy.

Q	What key factors were responsible for the Fund’s performance between September 22, 2023 through October 31, 2023 (the “latter part of the Reporting Period”)?

A

During the latter part of the Reporting Period, when the QIS Team was focused on building the Fund’s portfolio, the Fund’s positions in commodities and currencies added to its returns. In commodities, which experienced mixed performance across various market sectors, the Fund benefited from its cross-sectional positions. (Cross-sectional positions seek to capture risk premia by trading assets against each other—that is, by purchasing assets with the highest

4

FUND RESULTS

expected returns and selling those with the lowest expected returns.) In currencies, as the U.S. dollar appreciated versus most major currencies, the Fund’s cross-sectional positions also delivered positive results.

Conversely, the Fund’s positions in fixed income detracted from its performance, as fixed income markets were challenged by a sharp rise in bond yields during the latter part of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the initial part of the Reporting Period, the Underlying Managers of the Fund employed derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were equity futures, interest rate futures, options (single name and index), warrants, rights, interest rate swaps, total return swaps (single name and index), forward contracts, forward foreign currency exchange contracts, structured securities, commodity-linked derivatives, inverse floaters and their related floaters, interest only securities and stripped mortgage-backed securities. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the initial part of the Reporting Period.

During the latter part of the Reporting Period, the Fund employed forward foreign currency exchange contracts, government bond futures and commodities futures to implement its views. The use of these instruments, collectively, had a positive impact on the Fund’s performance during the latter part of the Reporting Period.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A

When the Reporting Period began, Betsy Gorton, Peter Seok and Jennifer Stack of XIG served as portfolio managers of the Fund. Effective September 22, 2023, the QIS Team assumed day-to-day management of the Fund, with Oliver Bunn, head of the QIS Alternatives team, becoming portfolio manager of the Fund. Betsy Gorton, Peter Seok and Jennifer Stack no longer served as portfolio managers of the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the QIS Team planned to seek diversifying alpha, or added value, among systematic macro opportunities and intended to employ strategies with low beta to equities. Within fixed income, we believed the dynamic interplay between macroeconomic conditions and the structural intricacies of the market could create investment opportunities, which may be identified through the examination of cross-sectional interest rate differentials and macroeconomic indicators. Regarding commodities, we believed investment opportunities could be uncovered by examining the fundamental complexities of specific commodities, including supply/demand dynamics and seasonality and trends, and also by considering the hedging and risk management activities of other market participants. As for currencies, we believed at the end of the Reporting Period that it was important to analyze and anticipate the macroeconomics driving market dynamics in order to make informed trading decisions.

5

FUND BASICS

Multi-Strategy Alternatives Fund

as of October 31, 2023

FUND COMPOSITION*

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

6

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on November 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. Through September 22, 2023, the Fund had been known as the Goldman Sachs Multi-Manager Alternatives Fund, and certain of its strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Strategy Alternatives Fund’s 10 Year Performance

     Performance of a $1,000,000 investment, with distributions reinvested, from November 1, 2013 through October 31, 2023.

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	-1.30%	2.39%	1.24%	—

Including sales charges	-6.70%	1.23%	0.67%	—

Class C

Excluding contingent deferred sales charges	-1.97%	1.63%	0.49%	—

Including contingent deferred sales charges	-2.95%	1.63%	0.49%	—

Institutional	-0.92%	2.73%	1.60%	—

Investor	-1.00%	2.66%	1.50%	—

Class R6 (Commenced February 28, 2018)	-0.81%	2.76%	N/A	2.05%

Class R	-1.45%	2.16%	1.00%	—

Class P (Commenced April 16, 2018)	-0.91%	2.74%	N/A	2.09%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

FUND BASICS

Index Definitions

The ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks(a) – 0.0%

Oil, Gas & Consumable Fuels – 0.0%
39,366	Gazprom PJSC*	$—
3,021	LUKOIL PJSC	—
27,893	Rosneft Oil Co. PJSC	—

		—

TOTAL COMMON STOCKS (Cost $621,979)		$—

Shares	Dividend Rate	Value

Investment Company(b) – 84.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
84,998,501	5.258%	$84,998,501
(Cost $84,998,501)

TOTAL INVESTMENTS – 84.5% (Cost $85,620,480)		$84,998,501

OTHER ASSETS IN EXCESS OF LIABILITIES – 15.5%		15,573,322

NET ASSETS – 100.0%		$100,571,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	CHF	3,210,000	USD	3,538,906	12/20/23	$10,802
	EUR	23,020,000	USD	24,391,047	12/20/23	25,529
	GBP	20,660,000	USD	25,081,709	12/20/23	39,969
	NZD	28,120,000	USD	16,384,146	12/20/23	1,430
	USD	13,648,585	AUD	21,190,000	12/20/23	183,447
	USD	58,393,667	CAD	78,660,000	12/20/23	1,619,597
	USD	49,596,805	CHF	44,780,000	12/20/23	77,838
	USD	4,496,705	EUR	4,230,000	12/20/23	10,080
	USD	613,257	GBP	500,000	12/20/23	5,278
	USD	45,781,898	JPY	6,800,190,000	12/20/23	524,265
	USD	11,605,137	NOK	124,620,000	12/20/23	432,416
	USD	18,376,418	NZD	31,020,000	12/20/23	301,007
	USD	2,595,260	SEK	28,600,000	12/20/23	26,460

TOTAL						$3,258,118

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	45,890,000	USD	29,229,988	12/20/23	$(69,290)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued) October 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC (continued)	CAD	7,450,000	USD	5,455,241	12/20/23	$(78,089)
	CHF	25,080,000	USD	27,944,478	12/20/23	(210,319)
	EUR	1,200,000	USD	1,275,022	12/20/23	(2,221)
	GBP	18,330,000	USD	22,407,532	12/20/23	(119,035)
	JPY	9,548,030,000	USD	64,814,326	12/20/23	(1,268,863)
	NOK	429,120,000	USD	38,887,410	12/20/23	(414,947)
	NZD	1,950,000	USD	1,144,841	12/20/23	(8,572)
	SEK	476,560,000	USD	43,276,662	12/20/23	(472,908)
	USD	609,278	AUD	960,000	12/20/23	(752)
	USD	252,461	CAD	350,000	12/20/23	(157)
	USD	24,607,054	CHF	22,450,000	12/20/23	(218,778)
	USD	24,787,052	EUR	23,510,000	12/20/23	(149,251)
	USD	44,300,584	GBP	36,500,000	12/20/23	(81,857)
	USD	1,175,729	NZD	2,020,000	12/20/23	(1,329)

TOTAL						$(3,096,368)

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	187	12/27/23	$ 21,174,246	$ (317,399)
10 Year U.S. Treasury Notes	60	12/19/23	6,370,312	(53,260)
5 Year German Euro-Oat	44	12/07/23	5,739,940	60,566
Australian 10 Year Government Bonds	76	12/15/23	5,218,540	(139,540)
Brent Crude	11	11/30/23	935,220	(35,750)
Canada 10 Year Government Bonds	57	12/18/23	4,724,002	33,005
Coffee	120	12/18/24	7,546,500	603,501
Copper	55	12/27/23	5,017,375	87,175
Corn	271	03/14/24	6,680,150	(97,043)
Cotton No.2	95	03/06/24	3,966,725	(251,275)
Gasoline RBOB	25	11/30/23	2,328,165	53,886
Gasoline RBOB	50	09/30/24	4,543,560	(13,640)
Gold	11	12/27/23	2,193,730	106,121
Italian 10 Year Government Bonds	41	12/07/23	4,781,576	75,242
Japan 10 Year Government Bond	104	12/13/23	98,631,041	(976,018)
KC HRW Wheat	126	07/12/24	4,132,800	(296,041)
Lead	79	11/13/23	4,098,619	(150,594)
Lead	2	01/15/24	104,288	(622)
Lead	80	12/18/23	4,172,500	(24,536)
Lead	51	08/19/24	2,682,600	18,752
Lean Hogs	158	02/14/24	4,732,100	(72,482)
Live Cattle	157	02/29/24	11,594,450	(458,050)
Low Sulphur Gas Oil	73	12/12/23	6,210,475	(443,449)
Natural Gas	72	03/26/24	2,337,120	126,010
Nickel	73	11/13/23	7,851,588	(226,940)
Nickel	1	12/18/23	108,090	(2,748)
Nickel	1	01/15/24	108,600	(2,520)
Nickel	51	06/17/24	5,678,748	(300,110)
NY Harbor ULSD	15	11/30/23	1,833,300	(109,360)
Primary Aluminum	71	12/18/23	3,988,691	76,453

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Primary Aluminum	171	11/13/23	$ 9,612,979	$ 289,804
Primary Aluminum	220	03/18/24	12,480,875	(11,281)
Primary Aluminum	9	01/15/24	506,340	12,521
Soybean	53	12/14/23	2,284,300	230,340
Soybean	556	07/12/24	24,660,782	(153,562)
Sugar 11	358	04/30/24	10,312,691	228,668
Wheat	203	07/12/24	6,285,388	(209,189)
WTI Crude	12	12/19/23	966,000	(105,600)
Zinc	42	12/18/23	2,551,238	(37,946)
Zinc	91	11/13/23	5,512,325	(34,413)
Zinc	2	01/15/24	121,376	551
Zinc	118	05/13/24	7,205,375	(163,231)
Zinc	116	08/19/24	7,123,125	(75,838)

Total				$(2,759,842)

Short position contracts:
Cattle Feeder	(37)	01/25/24	(4,388,200)	218,394
Cocoa	(88)	12/13/23	(3,358,960)	(347,269)
Coffee	(160)	12/18/23	(10,038,000)	(607,781)
Corn	(15)	12/14/23	(359,063)	5,000
Cotton No.2	(103)	12/06/23	(4,182,830)	351,675
Gasoline RBOB	(46)	12/29/23	(4,273,004)	(11,194)
German 10 Year Euro-Bund	(168)	12/07/23	(22,929,372)	(81,707)
KC HRW Wheat	(42)	12/14/23	(1,321,425)	123,867
Korea 10 Year Government Bonds	(232)	12/19/23	(18,071,452)	45,322
Lead	(79)	11/13/23	(4,098,619)	36,611
Lead	(50)	01/15/24	(2,607,188)	(15,528)
Lead	(3)	12/18/23	(156,469)	(668)
Lean Hogs	(89)	12/14/23	(2,553,410)	16,936
Live Cattle	(86)	12/29/23	(6,314,120)	137,630
Low Sulphur Gas Oil	(94)	01/11/24	(7,870,150)	150,692
Natural Gas	(34)	12/27/23	(1,296,420)	(1,920)
Natural Gas	(4)	11/28/23	(143,000)	(3,840)
Nickel	(73)	11/13/23	(7,851,588)	420,231
Nickel	(49)	01/15/24	(5,321,400)	145,845
Nickel	(26)	12/18/23	(2,810,340)	89,814
Nickel	(2)	06/17/24	(222,696)	5,733
NY Harbor ULSD	(50)	12/29/23	(5,997,810)	132,882
Primary Aluminum	(3)	12/18/23	(168,536)	(4,110)
Primary Aluminum	(171)	11/13/23	(9,612,979)	(85,225)
Primary Aluminum	(220)	03/18/24	(12,480,875)	(256,809)
Silver	(18)	12/27/23	(2,065,680)	(38,470)
Soybean	(71)	12/14/23	(2,190,492)	92,566
Soybean	(462)	01/12/24	(19,341,131)	(165,236)
Sugar 11	(513)	02/29/24	(15,564,830)	(336,957)
Wheat	(147)	12/14/23	(4,088,438)	155,363
WTI Crude	(49)	11/20/23	(3,969,980)	29,380
Zinc	(91)	11/13/23	(5,512,325)	127,552
Zinc	(112)	01/15/24	(6,797,028)	70,992

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued) October 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Zinc	(118)	05/13/24	$(7,205,375)	$77,825
Zinc	(3)	08/19/24	(184,219)	(1,418)

Total				$476,178

TOTAL FUTURES CONTRACTS				$(2,283,664)

Currency Abbreviations:

AUD  —Australian Dollar

CAD  —Canadian Dollar

CHF —Swiss Franc

EUR  —Euro

GBP —British Pound

JPY   —Japanese Yen

NOK  —Norwegian Krone

NZD  —New Zealand Dollar

SEK  —Swedish Krona

USD  —U.S. Dollar

Abbreviation: MS & Co. Int. PLC —Morgan Stanley & Co. International PLC

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a) October 31, 2023

Assets:

Investments in affiliated issuers, at value (cost $84,998,501)	$84,998,501
Investments in unaffiliated issuers, at value (cost $621,979)	—
Cash	7,404,024
Foreign currencies, at value (cost $1,123)	90
Unrealized gain on forward foreign currency exchange contracts	3,258,118
Receivables:
Collateral on certain derivative contracts(b)	9,045,012
Dividends	398,953
Reimbursement from investment adviser	113,759
Foreign tax reclaims	44,763
Due from broker	3,803
Investments sold	945
Other assets	57,076

Total assets	105,325,044

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	3,096,368
Variation margin on futures contracts	427,678
Payables:
Investments purchased	363,115
Fund shares redeemed	146,742
Management fees	51,570
Distribution and Service fees and Transfer Agency fees	6,328
Accrued expenses	661,420

Total liabilities	4,753,221

Net Assets:

Paid-in capital	142,175,592
Total distributable earnings (loss)	(41,603,769)

NET ASSETS	$100,571,823
Net Assets:
Class A	$7,875,770
Class C	542,182
Institutional	26,614,232
Investor	4,536,928
Class R6	11,218
Class R	28,524
Class P	60,962,969
Total Net Assets	$100,571,823
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	712,283
Class C	51,941
Institutional	2,362,388
Investor	405,243
Class R6	994
Class R	2,625
Class P	5,411,385
Net asset value, offering and redemption price per share:(c)
Class A	$11.06
Class C	10.44
Institutional	11.27
Investor	11.20
Class R6	11.29
Class R	10.86
Class P	11.27

(a)

Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity- MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes segregated cash of $9,045,012 relating to initial margin requirements and/or collateral on futures transactions.
(c)

Maximum public offering price per share for Class A Shares is $11.70. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statement of Operations(a) For the Fiscal Year Ended October 31, 2023

Investment Income:

Dividends — affiliated issuers	$2,719,971
Dividends — unaffiliated issuers (net of tax withholding of $57,801)	799,401
Interest	556,561

Total investment income	4,075,933

Expenses:

Management fees	2,494,521
Custody, accounting and administrative services	1,061,983
Professional fees	352,198
Printing and mailing costs	121,979
Registration fees	103,739
Dividend expense for securities sold short	82,457
Transfer Agency fees(b)	63,236
Trustee fees	38,994
Distribution and Service (12b-1) fees(b)	29,791
Prime broker fees	26,072
Service fees — Class C	2,984
Other	42,677

Total expenses	4,420,631

Less — expense reductions	(2,003,935)

Net expenses	2,416,696

NET INVESTMENT INCOME	1,659,237

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $6,005)	4,995,662
Securities sold short	119,330
Purchased options	(1,781,864)
Futures contracts	(987,599)
Written options	421,526
Swap contracts	(903,440)
Forward foreign currency exchange contracts	(1,159,652)
Foreign currency transactions	263,653
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(447,854)
Securities short sales	(6,157)
Purchased options	252,159
Futures contracts	(3,894,573)
Written options	11,492
Swap contracts	(19,663)
Forward foreign currency exchange contracts	150,335
Foreign currency translation	1,423

Net realized and unrealized loss	(2,985,222)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,325,985)

(a)

Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity- MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$20,696	$8,951	$144	$12,981	$1,885	$12,487	$8,811	$10	$46	$27,016

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

		Multi-Strategy Alternatives Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income (loss)	$1,659,237	$(1,568,896)
Net realized gain	967,616	6,251,004
Net change in unrealized loss	(3,952,838)	(13,265,978)

Net decrease in net assets resulting from operations	(1,325,985)	(8,583,870)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(19,132)	—
Institutional Shares	(170,765)	—
Investor Shares	(25,221)	—
Class R6 Shares	(185)	—
Class P Shares	(484,761)	—

Total distributions to shareholders	(700,064)	—

From share transactions:

Proceeds from sales of shares	7,328,573	21,896,074
Reinvestment of distributions	692,421	—
Cost of shares redeemed	(56,413,500)	(38,848,647)

Net decrease in net assets resulting from share transactions	(48,392,506)	(16,952,573)

TOTAL DECREASE	(50,418,555)	(25,536,443)

Net assets:

Beginning of year	150,990,378	176,526,821

End of year	$100,571,823	$150,990,378

(a)

Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Fund

	Class A Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.22	$11.86	$10.66	$10.48	$9.91

Net investment income (loss)(a)	0.11	(0.14)	(0.07)	(0.01)	0.04

Net realized and unrealized gain (loss)	(0.25)	(0.50)	1.27	0.25	0.53

Total from investment operations	(0.14)	(0.64)	1.20	0.24	0.57

Distributions to shareholders from net investment income	(0.02)	—	—	(0.06)	—

Net asset value, end of year	$11.06	$11.22	$11.86	$10.66	$10.48

Total return(b)	(1.30)%	(5.31)%	11.26%	2.33%	5.75%

Net assets, end of year (in 000s)	$7,876	$8,666	$7,943	$8,015	$11,538

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.02%	2.18%	2.15%	2.13%	2.12%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.95%	2.08%	2.08%	2.07%	2.07%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.53%	3.38%	3.36%	4.32%	3.51%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.46%	3.29%	3.30%	4.27%	3.46%

Ratio of net investment income (loss) to average net assets	1.00%	(1.21)%	(0.63)%	(0.17)%	0.39%

Portfolio turnover rate(c)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Fund

	Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.64	$11.34	$10.26	$10.11	$9.62

Net investment loss(a)	0.00	(0.24)	(0.15)	(0.09)	(0.03)

Net realized and unrealized gain (loss)	(0.20)	(0.46)	1.23	0.24	0.52

Total from investment operations	(0.20)	(0.70)	1.08	0.15	0.49

Net asset value, end of year	$10.44	$10.64	$11.34	$10.26	$10.11

Total return(b)	(1.97)%	(6.08)%	10.53%	1.48%	4.98%

Net assets, end of year (in 000s)	$542	$1,810	$3,544	$5,045	$7,646

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.85%	2.93%	2.89%	2.88%	2.87%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.76%	2.83%	2.84%	2.82%	2.82%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.36%	4.11%	4.15%	5.09%	4.27%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	4.27%	4.01%	4.09%	5.03%	4.21%

Ratio of net investment income (loss) to average net assets	0.03%	(2.16)%	(1.39)%	(0.92)%	(0.36)%

Portfolio turnover rate(c)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Fund

	Institutional Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.42	$12.04	$10.78	$10.62	$10.00

Net investment income (loss)(a)	0.14	(0.11)	(0.03)	0.01	0.07

Net realized and unrealized gain (loss)	(0.23)	(0.51)	1.29	0.26	0.55

Total from investment operations	(0.09)	(0.62)	1.26	0.27	0.62

Distributions to shareholders from net investment income	(0.06)	—	—	(0.11)	—

Net asset value, end of year	$11.27	$11.42	$12.04	$10.78	$10.62

Total return(b)	(0.92)%	(5.07)%	11.58%	2.66%	6.20%

Net assets, end of year (in 000s)	$26,614	$35,165	$54,438	$67,354	$158,958

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.73%	1.86%	1.82%	1.81%	1.80%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.66%	1.76%	1.76%	1.75%	1.74%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.18%	3.00%	3.00%	3.94%	3.03%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.10%	2.90%	2.94%	3.88%	2.98%

Ratio of net investment income (loss) to average net assets	1.26%	(0.98)%	(0.28)%	0.14%	0.71%

Portfolio turnover rate(c)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Fund

	Investor Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.35	$11.97	$10.73	$10.56	$9.95

Net investment income (loss)(a)	0.14	(0.12)	(0.04)	0.01	0.07

Net realized and unrealized gain (loss)	(0.24)	(0.50)	1.28	0.26	0.54

Total from investment operations	(0.10)	(0.62)	1.24	0.27	0.61

Distributions to shareholders from net investment income	(0.05)	—	—	(0.10)	—

Net asset value, end of year	$11.20	$11.35	$11.97	$10.73	$10.56

Total return(b)	(1.00)%	(5.10)%	11.56%	2.59%	6.02%

Net assets, end of year (in 000s)	$4,537	$5,853	$7,478	$10,061	$12,457

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.79%	1.93%	1.89%	1.88%	1.87%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.72%	1.83%	1.83%	1.82%	1.82%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.30%	3.12%	3.10%	4.07%	3.23%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.22%	3.02%	3.04%	4.02%	3.18%

Ratio of net investment income (loss) to average net assets	1.22%	(1.07)%	(0.38)%	0.07%	0.63%

Portfolio turnover rate(c)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.44	$12.05	$10.79	$10.63	$10.01

Net investment income (loss)(a)	0.13	(0.10)	(0.04)	0.02	0.08

Net realized and unrealized gain (loss)	(0.22)	(0.51)	1.30	0.25	0.54

Total from investment operations	(0.09)	(0.61)	1.26	0.27	0.62

Distributions to shareholders from net investment income	(0.06)	—	—	(0.11)	—

Net asset value, end of year	$11.29	$11.44	$12.05	$10.79	$10.63

Total return(b)	(0.81)%	(5.06)%	11.68%	2.60%	6.19%

Net assets, end of year (in 000s)	$11	$37	$12	$11	$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.80%	1.87%	1.83%	1.81%	1.79%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.70%	1.77%	1.76%	1.76%	1.74%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.24%	3.01%	2.96%	3.93%	3.23%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.14%	2.91%	2.89%	3.88%	3.18%

Ratio of net investment income (loss) to average net assets	1.12%	(0.91)%	(0.30)%	0.12%	0.75%

Portfolio turnover rate(c)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Fund

	Class R Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.02	$11.68	$10.52	$10.37	$9.82

Net investment income (loss)(a)	0.08	(0.17)	(0.10)	(0.05)	0.02

Net realized and unrealized gain (loss)	(0.24)	(0.49)	1.26	0.26	0.53

Total from investment operations	(0.16)	(0.66)	1.16	0.21	0.55

Distributions to shareholders from net investment income	—	—	—	(0.06)	—

Net asset value, end of year	$10.86	$11.02	$11.68	$10.52	$10.37

Total return(b)	(1.45)%	(5.57)%	11.03%	1.98%	5.60%

Net assets, end of year (in 000s)	$29	$29	$31	$27	$27

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.27%	2.42%	2.39%	2.38%	2.38%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.20%	2.32%	2.33%	2.32%	2.32%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.77%	3.62%	3.59%	4.56%	3.86%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.71%	3.52%	3.53%	4.50%	3.81%

Ratio of net investment income (loss) to average net assets	0.77%	(1.50)%	(0.87)%	(0.44)%	0.15%

Portfolio turnover rate(c)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Fund

	Class P Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.42	$12.04	$10.78	$10.62	$10.00

Net investment income (loss)(a)	0.14	(0.11)	(0.03)	0.02	0.08

Net realized and unrealized gain (loss)	(0.23)	(0.51)	1.29	0.25	0.54

Total from investment operations	(0.09)	(0.62)	1.26	0.27	0.62

Distributions to shareholders from net investment income	(0.06)	—	—	(0.11)	—

Net asset value, end of year	$11.27	$11.42	$12.04	$10.78	$10.62

Total return(b)	(0.91)%	(5.07)%	11.69%	2.60%	6.20%

Net assets, end of year (in 000s)	$60,963	$99,431	$103,080	$59,182	$73,641

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.75%	1.85%	1.81%	1.80%	1.79%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.66%	1.75%	1.76%	1.74%	1.73%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.19%	2.99%	2.91%	3.93%	3.13%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.11%	2.89%	2.85%	3.88%	3.08%

Ratio of net investment income (loss) to average net assets	1.24%	(0.93)%	(0.29)%	0.15%	0.73%

Portfolio turnover rate(c)	242%	236%	269%	222%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Fund (the “Fund”). Effective September 22, 2023, the fund changed its name from Multi-Manager Alternatives Fund to Multi-Strategy Alternatives Fund. The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

Effective September 22, 2023, GSAM no longer had sub-advisory agreements for the Fund with Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Longfellow Investment Management Co., LLC (“Longfellow”), Marathon Asset Management, L.P. (“Marathon”), Russell Investments Commodity Advisor, LLC (“RICA”), TCW Investment Management Company LLC (“TCW”), Trium Capital LLP (“Trium”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for the Goldman Sachs Multi-Strategy Alternatives Fund — The Cayman Commodity — MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2023, the Fund’s net assets were $100,571,823 of which, $22,077,468 or 22.0%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event

23

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that

24

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Special Purpose Acquisition Companies — The Fund may invest in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A Probability Value Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are generally classified as Level 3. The Fund may also enter into an unfunded commitment to purchase securities in a PIPE transaction

25

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

and will satisfy the commitment if and when the SPAC completes its merger or acquisition. The Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Shares class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

26

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$—	$—

Investment Company	84,998,501	—	—

Total	$84,998,501	$—	$—

27

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$3,258,118	$—

Futures Contracts	4,436,905	—	—

Total	$4,436,905	$3,258,118	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(3,096,368)	$—

Futures Contracts	(6,720,569)	—	—

Total	$(6,720,569)	$(3,096,368)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2023. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$4,222,770	(a)	Variation margin on futures contracts	$(5,152,645	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,258,118		Payable for unrealized loss on forward foreign currency exchange contracts	(3,096,368)

Interest rate	Variation margin on futures contracts	214,135	(a)	Variation margin on futures contracts	(1,567,924	)(a)

Total		$7,695,023			$(9,816,937)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

28

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$ 2,638,358	$ (977,763)

Currency	Net realized gain (loss) from forward foreign currency exchange Contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	(1,161,517)	145,667

Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swaps contracts, purchase options and written options	(4,290,978)	(1,308,392)

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,596,892)	(1,359,762)

Total		$(4,411,029)	$(3,500,250)

For the fiscal year ended October 31, 2023, the relevant values for each derivative type were as follows:

Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

1,671	$156,210,475	$28,111,376	199,995	75,133

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that Fund held such derivatives during the fiscal year ended October 31, 2023.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate

29

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

counterparty risk by only entering into agreements with counterparties that the Investment Adviser believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2023:

Multi-Strategy Alternatives Fund

	Derivative Assets(1)	Derivative Liabilities(1)

Counterparty	Forward Currency Contracts	Forward Currency Contracts	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

MS & Co. Int. PLC	$3,258,118	$(3,096,368)	$161,750	$—	$161,750

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2023 the effective management fee rate was 1.83% and the effective net management fee rate was 1.44%. As of October 31, 2023, contractual management fees with GSAM were at the following rates:

Contractual Management Rate

First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.75%	0.68%	0.64%	0.63%

Prior to the close of business on September 22, 2023, the contractual management fee rates were as stated below:

Contractual Management Rate

First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion

1.90%	1.80%	1.71%	1.68%

Prior to September 22, 2023, GSAM had agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus.

30

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended October 31, 2023, GSAM waived $104,877 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2023, GSAM waived $21,494 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Multi-Strategy Alternatives	$681

During the fiscal year ended October 31, 2023, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and Class P Shares. Goldman Sachs has agreed

31

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least February 28, 2025 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees. Prior to July 1, 2023, fees charged for such transfer agency services were 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividends and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the average daily net assets of the Fund and limit the Fund’s annual operating expenses. These Other Expense limitations will remain in effect through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to the close of business on September 22, 2023, GSAM had agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividends and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares to (after the application of the TA Fee Waiver described above) 2.12%, 2.87%, 1.80%, 1.87%, 1.79%, 2.37%, and 1.79%, respectively.

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Multi-Strategy Alternatives	$527,234	$9,070	$1,467,631	$2,003,935

G.  Line of Credit Facility — As of October 31, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2023, Goldman Sachs earned $6,019 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 and 99% of Class R Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2023.

32

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

Fund	Underlying Fund	Beginning Value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Multi-Strategy Alternatives	Goldman Sachs Financial Square Government Fund — Institutional Shares	$54,883,978	$412,177,275	$(382,062,752)	$84,998,501	84,998,501	$2,719,971

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Multi-Strategy Alternatives	$138,174,357	$189,671,332

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

Distributions paid from:

Ordinary income	$700,064

Total taxable distributions	$700,064

There were no distributions by the Fund during the fiscal year ended October 31, 2022.

As of October 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,366,344

Capital loss carryforwards:
Perpetual Short-Term	(41,474,724)
Perpetual Long-Term	(1,626,550)

Total capital loss carryforwards	(43,101,274)

Timing differences (Straddles, Russian Dividend Accrual)	$(183,351)

Unrealized gains (loss) — net	(1,685,488)

Total accumulated earnings (loss) net	$(41,603,769)

As of October 31, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$84,559,227

Gross unrealized gain	2,863,574

Gross unrealized loss	(4,549,062)

Net unrealized loss	$(1,685,488)

33

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments.

The Fund reclassed $14,041 from paid in capital to distributable earnings for the year ending October 31, 2023. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

34

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

8. OTHER RISKS (continued)

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund‘s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

35

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

8. OTHER RISKS (continued)

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024.

36

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

37

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Strategy Alternatives Fund
	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	147,853	$1,646,506	228,560	$2,589,593

Reinvestment of distributions	1,655	18,502	—	—

Shares redeemed	(209,620)	(2,342,229)	(125,663)	(1,439,448)

	(60,112)	(677,221)	102,897	1,150,145

Class C Shares

Shares sold	2,316	24,403	4,047	45,050

Shares redeemed	(120,429)	(1,267,292)	(146,539)	(1,578,078)

	(118,113)	(1,242,889)	(142,492)	(1,533,028)

Institutional Shares

Shares sold	258,269	2,933,294	628,917	7,341,641

Reinvestment of distributions	14,428	163,755	—	—

Shares redeemed	(988,807)	(11,214,686)	(2,070,507)	(24,657,300)

	(716,110)	(8,117,637)	(1,441,590)	(17,315,659)

Investor Shares

Shares sold	72,337	814,913	119,216	1,376,997

Reinvestment of distributions	2,234	25,218	—	—

Shares redeemed	(185,030)	(2,074,466)	(228,237)	(2,628,654)

	(110,459)	(1,234,335)	(109,021)	(1,251,657)

Class R6 Shares

Shares sold	—	—	2,235	27,024

Reinvestment of distributions	16	185	—	—

Shares redeemed	(2,246)	(25,364)	—	—

	(2,230)	(25,179)	2,235	27,024

Class R Shares

Shares sold	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	—	—	—	—

	—	—	—	—

Class P Shares

Shares sold	169,134	1,909,457	888,469	10,515,769

Reinvestment of distributions	42,710	484,761	—	—

Shares redeemed	(3,504,125)	(39,489,463)	(745,158)	(8,545,167)

	(3,292,281)	(37,095,245)	143,311	1,970,602

NET DECREASE	(4,299,305)	$(48,392,506)	(1,444,660)	$(16,952,573)

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Strategy Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Multi-Strategy Alternatives Fund and its subsidiary (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statements of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the consolidated financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

39

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Strategy Alternatives Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23		Expenses Paid for the 6 months ended 10/31/23*
Class A
Actual	$1,000.00	$ 984.00		$ 9.27
Hypothetical 5% return	1,000.00	1,015.90	+	9.42
Class C
Actual	1,000.00	980.30		13.54
Hypothetical 5% return	1,000.00	1,011.50	+	13.75
Institutional
Actual	1,000.00	986.00		7.84
Hypothetical 5% return	1,000.00	1,017.30	+	7.97
Investor
Actual	1,000.00	985.90		8.21
Hypothetical 5% return	1,000.00	1,016.90	+	8.34
Class R6
Actual	1,000.00	986.00		8.61
Hypothetical 5% return	1,000.00	1,016.50	+	8.75
Class R
Actual	1,000.00	982.80		10.54
Hypothetical 5% return	1,000.00	1,014.60	+	10.71
Class P
Actual	1,000.00	986.00		8.07
Hypothetical 5% return	1,000.00	1,017.10	+	8.20

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Multi-Strategy Alternatives	1.85%	2.71%	1.57%	1.64%	1.72%	2.11%	1.61%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

40

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreements and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund. Prior to September 22, 2023, the Fund employed a “manager of managers” structure, whereby the Investment Adviser was responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. Effective on September 22, 2023, the Fund was renamed “Goldman Sachs Multi-Strategy Alternatives Fund” and repositioned from a strategy of allocating assets among the Fund’s sub-advisers to being managed solely by the Investment Adviser’s Quantitative Investment Strategies Team.

The Management Agreement was most recently approved for continuation until September 30, 2024 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19-20, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams that would manage the Fund following its repositioning;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

41

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreements and Sub-Advisory Agreements (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and an expense limitation;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of March 31, 2023, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of June 30, 2023. The information on the Fund’s investment performance prepared by the Outside Data Provider was provided

42

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreements and Sub-Advisory Agreements (Unaudited) (continued)

for the one-, three-and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and benchmark index that caused them to be imperfect bases for comparison.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s performance peer group for the five-year period and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s U.S. Treasury-based benchmark index for three- and five-year periods and underperformed for the one-year period ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder before and following its repositioning. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund (reflecting the Fund’s expenses prior to its repositioning), as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information (reflecting the Fund’s expenses following its repositioning) for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and an expense limitation. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

43

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreements and Sub-Advisory Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund (following its repositioning) at the below annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and certain fees and to limit certain expenses of the Fund that exceed a specified level, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (g) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business

44

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreements and Sub-Advisory Agreements (Unaudited) (continued)

judgment, that the management fees paid by the Fund were reasonable in light of services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders, and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2024.

45

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company)(1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	None

John F. Killian Age: 68	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	None

Michael Latham Age: 58	Trustee	Since 2021	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	91	None

46

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 69	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				91	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee		Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

47

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Assistant Secretary — Goldman Sachs MLP and Energy Renaissance Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Multi-Strategy Alternatives Fund - Tax Information (Unaudited)

For the year ended October 31, 2023, 27.68% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2023, 100% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

48

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund4

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affectthe performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail –1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 348258-OTU-1931273 MMALTAR 23

Strategic Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

During the 12-month period ended October 31, 2023 (the “Reporting Period”), the performance of the capital markets was driven primarily by rising interest rates, inflation data, volatile energy prices and speculation about whether central banks would achieve soft or hard economic landings. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

Global equity markets posted strong gains during the Reporting Period, with the MSCI All Country World Index (Net Total Return, Unhedged, USD) (“MSCI ACWI Index”) returning 10.5%. The majority of the gains occurred during the first nine months of the Reporting Period. The final three months saw corrections across most regions and sectors within the MSCI ACWI Index. (A correction is a condition in which securities prices fall 10% or more from recent highs.) Non-U.S. developed markets stocks, as represented by the MSCI EAFE Index (Net, Unhedged, USD), performed best, returning 14.4% during the Reporting Period overall, with value stocks outpacing growth stocks. From a regional standpoint, Japanese and European equities were the strongest performers. Despite significant depreciation in the Japanese yen relative to the U.S. dollar, Japan’s stock market was one of the best performing developed markets regions, as it benefited from continuation of the central bank’s accommodative monetary policy, rising share buybacks and growing corporate investment. Market technicals (i.e., supply/demand conditions) also supported the performance of Japanese equities, as investment inflows increased, perhaps driven by optimism that long-promised corporate governance reforms were finally starting to bear fruit. As for European equities, they appreciated significantly early in the Reporting Period, recovering from previously depressed levels. Investors had been bearish on European stocks due both to inflation worries, especially concerns about energy price inflation caused by Russia’s invasion of Ukraine, and to rising interest rates and overall economic weakness. However, reduced energy demand because of a warmer than expected winter, success in securing alternative energy imports and generous government support for the consumer improved investor sentiment, led to a significant rally in European equity performance. Challenges then followed, with March 2023 especially difficult, as a U.S. regional banking crisis spilled over to European banks, leading to the high-profile bankruptcy of Credit Suisse but not much further fallout due to prompt government intervention. European equities were volatile for the rest of the Reporting Period, with the outlook for economies and interest rates weighing on market sentiment. Overall, macroeconomic fundamentals in European countries were lethargic during the Reporting Period, with Germany, for example, entering a technical recession and its inflation remaining above target, although employment in the country stayed robust. (A technical recession is commonly defined as two consecutive quarters of negative growth in a country’s gross domestic product.) In the U.S., where growth stocks beat value stocks by a wide margin, the broad equity market generated a return of 9.5%, as measured by the Russell 1000® Index. The rally in growth stocks was led by the so-called “Magnificent Seven” (specifically, Apple, Microsoft, Alphabet, Amazon.com, Nvidia, Meta Platforms and Tesla), which were responsible for almost all of the U.S equity market’s gains in the first half of 2023. The rally was driven by a combination of factors, including a reversal of previous multiples compression and the strong fundamental performance of some of these companies. (Multiple compression, or valuation derating, is when a company’s valuation multiples, such as the price/earnings ratio, is reduced either because of increased earnings without a corresponding increase in stock price or because of a decreased stock price without a corresponding decrease in earnings.) Many of the Magnificent Seven were beneficiaries of investor optimism about artificial intelligence (“AI”) following the release of ChatGPT as well as excitement about generative AI. As for emerging markets equities, they returned 10.8%, as measured by the MSCI Emerging Markets Index (Net, USD, Unhedged), during the Reporting Period. Chinese equities posted the strongest gains, with the MSCI China All Shares Index (Net Total Return, USD, Unhedged) notching a 21.1% return during the Reporting Period, though performance was highly volatile. At first, Chinese equities benefited from the reopening of the country’s economy following COVID-19-related lockdowns, but they subsequently weakened, as an expected surge in consumer spending did not materialize due in part to worries about China’s property crisis and level of unemployment. These investor concerns were exacerbated by geopolitical and regulatory issues.

Despite persistent interest rate volatility, global spread, or non-government bond, sectors recorded positive returns during the Reporting Period, recovering from the sell-off they had endured in 2022. Spread sectors benefited overall from the tightening of credit spreads, which are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity. Bank loans outperformed virtually all other spread sectors, largely due to their floating rate nature and strong investor demand. High yield corporate bonds generated positive returns during the Reporting Period amid positive market technicals and spread tightening, most notably in lower-rated segments of the market. In the emerging markets, U.S. dollar-denominated bonds trailed local currency-denominated bonds, mainly due to higher U.S. interest rates and the strong performance of emerging markets

1

MARKET REVIEW

currencies. In local emerging markets debt, select countries with high monetary policy rates and falling inflation, particularly in Latin America and Eastern Europe, were the top performers. In U.S. dollar-denominated emerging markets debt, high yield sovereign bonds produced the strongest returns, as spreads tightened. Investment grade corporate spreads also narrowed during the Reporting Period but not as much as those of other spread sectors.

Global real estate securities dropped significantly during the Reporting Period, which was notable given the strong gains of global equities broadly. Rising interest rates, as well as worsening market sentiment for office real estate investment trusts (“REITs”), drove the decline. Dispersion of returns among regions was modestly elevated, with continental European real estate securities outperforming global real estate securities, Japan generally performing in line with global real estate securities, and North American and Asia ex Japan real estate securities underperforming global real estate securities. Negative investor sentiment for European real estate securities eased during the Reporting Period, as recession fears waned and given that time had passed since the energy shortages caused by the Russia/Ukraine war. Japan’s economic growth outlook improved, while China’s economic recovery turned out to be more lackluster than previously anticipated. There was also dispersion of performance among property types during the Reporting Period. Office REITs were hurt by lower post COVID-19 occupancy rates as well as by lease rolls and debt maturities that would be due in upcoming years. (A lease roll is a term used to describe a lease that automatically extends at the end of each year for another full term.) Retail REITs declined on worries about a slowdown in consumer spending driven by higher interest rates, energy prices, inflation and resumption of student debt payments. The performance of self-storage REITs was down sharply, as post-COVID rent increases and demand from populations migrating out of urban areas slowed. Industrial/ warehousing logistics REITs declined amid decelerating rent increases and persistent post-pandemic oversupply concerns. The performance of cell tower REITs was significantly negative, as rising interest rates continued to impact the discount of their longer-duration cash flow profiles and amid some signs of a potential spending slowdown by carriers. On the other hand, senior housing REITs generated strong gains during the Reporting Period given the positive outlook for occupancy as well as demographic tailwinds. Data center REITs performed well, as they began seeing the early benefits of AI-driven demand for their facilities.

Global infrastructure securities declined during the Reporting Period, underperforming the broader global equity market but outpacing global real estate securities. Much of the negative performance came late in the Reporting Period, especially during the final three months, as the rise in long-term interest rates weighed heavily on the utilities sector. In addition, digital infrastructure securities (specifically, cell tower REITs) were hurt during the Reporting Period by the increase in long-term rates and a slowdown in carrier spending. Midstream energy stocks fell, as a decline in crude oil prices during the Reporting Period offset a generally positive outlook for midstream volumes as well as natural gas-related export growth opportunities. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) On the positive side, transportation infrastructure securities were up substantially during the Reporting Period, due primarily to the performance of European transportation infrastructure securities (i.e., toll roads, airports), which were buoyed by a softer than consensus expected slowdown in the European economy.

Looking Ahead

At the end of the Reporting Period, many investors continued to debate whether central banks could engineer soft landings or if protracted economic declines were more probable. Although inflation had come down substantially, central banks remained cautious at the end of the Reporting Period about declaring victory due to the potentially sticky components of core inflation, such as wages, that could keep inflation above policymakers’ desired 2% target in major developed markets economies. In most developed markets countries, consumer spending was solid and employment robust, and we thought investors would continue assessing whether this strength could be sustained. In the emerging markets, some countries, such as Mexico, India and Indonesia, were benefiting from “near-shoring” trends wherein Western firms were trying to reduce supply-chain dependency on China, leading to increased investment in other emerging markets countries. Meanwhile, China’s future path was a point of debate, with many investors bearish for both the short term and long term and no signs apparent of a clear catalyst that might fuel a rally without

2

MARKET REVIEW

significant government stimulus. Geopolitical risks also remained top of mind for many investors at the end of the Reporting Period, as the Russia/Ukraine war entered another winter, Israel/Hamas war risks escalated and impacted the broader Middle East region, and trade tensions persisted between the U.S. and China.

3

FUND RESULTS

Goldman Sachs Multi-Manager Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group and the Goldman Sachs External Investing Group (“XIG”) (formerly, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group) discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 10.10%. This return compares to the 9.48% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a mix of international, emerging markets and U.S.-focused equity investment strategies. The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. XIG is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management. The MAS Group also provides certain risk management services to the Fund.

During the Reporting Period, the Fund generated a positive absolute return and outperformed the Index. The Fund’s relative results can be attributed to the performance of the Fund’s Underlying Managers overall. Strategic asset allocation slightly underperformed the Index during the Reporting Period.

During the Reporting Period, the Fund had the following Underlying Managers, though not all were allocated capital—Axiom International Investors LLC (“Axiom”); Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Diamond Hill Capital Management Inc. (“Diamond Hill”),

GW&K Investment Management, LLC (“GW&K”), Massachusetts Financial Services Company, doing business as MFS Investment Management, (“MFS”), Principal Global Investors, LLC (“Principal”), T. Rowe Price Associates, Inc. (“T. Rowe Price”); Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”).

These Underlying Managers represented five market segments across global equity as part of the Fund’s top-level strategy allocation—U.S. large cap (Diamond Hill, T. Rowe Price, Vaughan Nelson and Vulcan); Europe, Australasia and Far East (“EAFE”) large cap (Causeway, MFS and WCM); U.S. small cap (Boston Partners and GW&K); EAFE small cap (Principal); and emerging markets (Axiom and Wellington).

Of the 11 Underlying Managers with allocated capital during the Reporting Period, nine generated positive absolute returns and two generated negative absolute returns. On a relative basis, seven Underlying Managers outperformed their respective benchmark indices and four underperformed their respective benchmark indices during the Reporting Period. Vulcan did not have allocated capital during the Reporting Period.

During the Reporting Period, the MAS Group managed a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund. Also, in connection with the risk management services it provides, the MAS Group maintained passive equity exposure to the Fund in order to keep the Fund’s beta closer to the intended strategic asset allocation and to provide a buffer for liquidity. (Beta refers to the component of the returns that is attributable market risk exposure, rather than manager skill.)

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, slightly underperformed the Index during the

4

FUND RESULTS

Reporting Period. The underperformance was driven mostly by the Fund’s small underweight versus the Index in U.S. large-cap equities and its overweights in global small-cap and emerging markets equities. U.S. large cap equities remained resilient during the Reporting Period as recession fears continued to shrink, while emerging markets equities were negatively impacted by geopolitical tensions in Eastern Europe and a number of challenges in China.

Q	Which global equity asset classes most significantly affected Fund performance?

A

In U.S. large cap, Underlying Manager Diamond Hill outperformed the Russell 1000® Value Index during the Reporting Period, largely because of strong stock selection within the health care, consumer discretionary and materials sectors. A relative underweight and weak stock selection in communication services, along with stock selection in industrials and consumer staples, detracted, partially offsetting these positive results. Underlying manager Vaughan Nelson outperformed the S&P 500® Index, driven by effective stock selection in the financials and industrials sectors. Conversely, stock selection in consumer staples, as well as stock selection and an underweight position in utilities, detracted from relative returns. Underlying Manager T. Rowe Price outperformed the Russell 1000® Growth Index due to stock selection and a relative overweight in communication services, stock selection in information technology, and stock selection and an underweight position in consumer staples. These positive results were partly offset by selection in the consumer discretionary and financials sectors and an overweight in the health care sector, which detracted.

In U.S. small cap, Boston Partners, the value-oriented Underlying Manager, outperformed the Russell 2000® Value Index during the Reporting Period, because of strong stock selection and a relative underweight in health care. Selection and an overweight in information technology also contributed positively. Stock selection within the energy and materials sectors detracted, partially offsetting these results. Underlying Manager GW&K underperformed the Russell 2000® Index mainly because of stock selection in financials, selection and an underweight in energy, and selection and an overweight in health care. Conversely, strong selection in consumer discretionary added to relative returns during the Reporting Period.

In EAFE large cap, Underlying Manager Causeway outperformed its benchmark index, the MSCI EAFE Index, due to effective stock selection within capital goods, banks, and technology hardware and equipment. Underlying Manager MFS outperformed the MSCI EAFE Index during the Reporting Period due to broad-based positive stock selection across the communication services, materials and industrials sectors. In communication services, MFS benefited from out-of-benchmark exposures to Asian gaming companies, while its gains in the materials sector were highlighted by European chemical and industrial gas providers. A lack of exposure to the real estate sector also contributed positively. Conversely, stock selection in the health care and financials sectors and a relative overweight in consumer staples had a negative impact on results. From a regional perspective, selection in the U.K. and an underweight in Asia ex Japan (especially no exposure to Australia) added to relative returns. Stock selection in Japan, with a preference for health care companies, retailers and manufacturers over banks, and out-of-benchmark exposure to North America, predominantly Canadian transportation and financials, detracted from performance. Underlying Manager WCM underperformed its benchmark index, the MSCI ACWI ex USA Index, during the Reporting Period as a result of weak stock selection in the information technology and financials sectors. These losses were partially offset by an overweight in the health care sector as well as lack of exposure to the real estate sector, which added value.

In EAFE small cap, Underlying Manager Principal outperformed its benchmark index, the MSCI World ex USA Small Cap Index, mainly due to strong stock selection within the consumer discretionary, utilities and real estate sectors. Conversely, stock selection in financials and information technology detracted from relative performance. On a regional basis, selection in developed Asia, North America and continental Europe contributed positively to relative returns, while selection in Japan detracted from performance during the Reporting Period.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Wellington outperformed the benchmark index, largely because of effective stock selection within the financials, communication services and materials sectors. Selection in the utilities and real estate sectors detracted from relative results. Regionally, selection in emerging Asia was the primary driver of relative outperformance, while selection in the Middle East and Africa held back returns. Overall, Wellington’s quantitative equity model’s factors and currency-based factors bolstered returns, though these positive results were partially offset by country-based and style-based factors, which hurt. Within Wellington’s quantitative equity model, the value factor, including both the pure value and fair value signals, added to performance. The momentum factor also contributed positively, driven by the strong results of its long-term signals. As for Underlying Manager Axiom, its strategy underperformed the benchmark index due primarily to stock selection in the information technology and health care sectors. Selection in consumer discretionary and utilities contributed positively, partly offsetting these negative results. From a regional perspective, selection within Latin America was the most meaningful detractor, while stock selection and an underweight in frontier markets added most to relative returns during the Reporting Period. (A frontier market is a country that is more established than the least developed countries but is still less established than the emerging markets broadly.)

5

FUND RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the MAS Group managed a passive currency overlay that sought to minimize unintended currency exposures for the Fund relative to the Index. As part of this currency overlay, the MAS Group used forward foreign currency exchange contracts, which had a slightly positive impact on performance. The MAS Group also used equity futures within the Fund’s large-cap equity allocation in an effort to maintain target exposure relative to the Index and to facilitate the capital required for the currency overlay and for short-term liquidity needs. This had a negative impact on the Fund’s performance during the Reporting Period. Equity futures were also employed to equitize the Fund’s cash holdings and manage investment inflows, which had a positive impact on performance. The Fund’s Underlying Managers employed rights and warrants to implement their strategies. The use of rights and warrants did not have a material impact on the Fund’s performance during the Reporting Period overall.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

During the Reporting Period, we made some changes to the Fund’s allocations. In May 2023, we refreshed the Fund’s strategic asset allocation to move it toward the MAS Group’s latest framework and long-term risk/return assumptions.

Regarding the Fund’s strategic asset allocation, at the beginning of the Reporting Period, the Fund’s assets were allocated 53.2% to U.S. large cap, 26.3% to non-U.S. developed large cap, 6.5% to U.S. small cap, 4.1% to non-U.S. developed small cap, 11.1% to emerging markets and 0.4% to cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 53.2% to U.S. large cap, 25.1% to non-U.S. developed large cap, 6.5% to U.S. small cap, 4.1% to non-U.S. developed small cap, 12.3% to emerging markets and 0.4% to cash and cash equivalents. This sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective July 18, 2023, Neill Nuttall and Siwen Wu no longer served as portfolio managers for the Fund. As of the same date, Scott McDermott and Mao Dong became portfolio managers for the Fund, joining Betsy Gorton. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

6

FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23 ‡

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.0%	Software

Amazon.com, Inc.	2.0	Broadline Retail

Alphabet, Inc. Class A	1.9	Interactive Media & Services

NVIDIA Corp.	1.2	Semiconductors & Semiconductor Equipment

Apple, Inc.	1.0	Technology Hardware, Storage & Peripherals

Berkshire Hathaway, Inc. Class B	0.9	Financial Services

Union Pacific Corp.	0.9	Ground Transportation

Salesforce, Inc.	0.9	Software

Intercontinental Exchange, Inc.	0.9	Capital Markets

O’Reilly Automotive, Inc.	0.8	Specialty Retail

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 7.9% of the Fund’s net assets as of 10/31/23.

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the rounding and/or exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

MULTI-MANAGER GLOBAL EQUITY FUND

     Performance Summary

            October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Class R6 Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager Global Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 24, 2015 through October 31, 2023.

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Since Inception

Class R6 Shares (Commenced June 24, 2015)	10.10%	7.65%	5.93%

*

Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

8

FUND RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group and the Goldman Sachs External Investing Group (“XIG”) (formerly, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group) discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of 9.89%. This return compares to the 10.92% average annual total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged) (the “Bloomberg Index”), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (the “Credit Suisse Index”), the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan EMBISM Index”) and the J.P. Morgan Government Bond Index—Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan GBI-EMSM Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the Bloomberg Index, the Credit Suisse Index, the J.P. Morgan EMBISM Index and the J.P. Morgan GBI-EMSM Index returned 9.02%, 11.54%, 8.36% and 13.50%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a non-core fixed income investment strategy. (Non-core fixed income includes non-investment grade securities, bank loans and emerging markets debt). The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. XIG is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return but underperformed the Index. The Fund’s relative results can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation also slightly underperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had the following Underlying Managers, though not all were allocated capital—Ares Capital Management II LLC (“Ares”); Aristotle Pacific Capital, LLC (“Aristotle Pacific”) (formerly, Pacific Asset Management LLC); Brigade Capital Management, LP (“Brigade”); Marathon Emerging Markets Debt, L.P. (“Marathon”); Ninety One North America, Inc. (“Ninety One”); Nuveen Asset Management, LLC (“Nuveen”); RBC Global Asset Management (UK) Limited, doing business as RBC BlueBay Asset Management (“RBC UK”); RBC Global Asset Management (U.S.) Inc., doing business as RBC Global Asset Management (“RBC US”); River Canyon Fund Management LLC (“River Canyon”); and TCW Investment Management Company LLC (“TCW”). As a reminder, RBC US was previously added as an Underlying Manager for the Fund to allow us to enhance RBC UK’s ability to coordinate its management services to the Fund, and thus for these reporting purposes, are being discussed as one Underlying Manager.

9

FUND RESULTS

These Underlying Managers represented five sectors across non-core fixed income as part of the Fund’s top-level strategy allocation—high yield (Ares, Brigade and RBC UK/RBC US), bank loans (Ares, Aristotle Pacific and Nuveen), external emerging markets debt (Marathon), local emerging markets debt (Ninety One and TCW) and structured credit (River Canyon).

All seven of the Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns. On a relative basis, five of these Underlying Managers underperformed their respective benchmark indices and two outperformed their respective benchmark indices during the Reporting Period. Ninety-One and Ares, the latter as a bank loan Underlying Manager, did not have allocated capital during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, slightly underperformed the Index during the Reporting Period. The underperformance was driven by the Fund’s overweight relative to the Index in high yield corporate bonds versus bank loans broadly. During the Reporting Period, high yield corporate bonds underperformed bank loans.

Q	Which non-core fixed income Underlying Managers most significantly affected Fund performance?

A

RBC UK/RBC US, a high yield Underlying Manager, underperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period. Term structure effects hurt performance the most, especially between August and October 2023 when the strategy had marginally long exposure to U.S. interest rates and the yield on 10-year U.S. Treasuries rose dramatically. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Positioning in consumer cyclicals also had a negative impact on returns as did selection among financials and transportation credits. Conversely, positioning in the energy market segment and credit selection in capital goods contributed positively to relative performance. From a ratings perspective, selection of BB-rated credits detracted from returns. However, selection among credits rated CCC and below, as well as an out-of-benchmark allocation to investment grade rated credits, added value, offsetting some of the negative results.

From a regional perspective, selection amongst emerging markets credits hampered relative returns, while credit selection in North America and the U.K. added to performance.

Ares, another high yield Underlying Manager, underperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period. Much of its underperformance was driven by the timing of investment flows. The strategy received a large inflow in January 2023, which was challenging to invest during a risk-on rally, or a period of increased risk appetite, early in the calendar year. In addition, during the Reporting Period overall, positioning in the basic industry, transportation and utilities market segments weighed on relative returns, while positioning in media, services and energy contributed positively to performance. From a ratings perspective, selection among BB-rated credits detracted from results, offset somewhat by positioning among CCC-rated credits, which contributed positively. Finally, an out-of-benchmark allocation to bank loans bolstered relative returns, given that bank loans broadly outperformed high yield corporate bonds during the Reporting Period.

Brigade, the Fund’s other high yield Underlying Manager, underperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period. Credit selection within the services, technology, retail, utility, media and telecommunications market segments detracted from performance. A relative overweight in media and the strategy’s cash position also weighed on results. Conversely, credit selection within financials, energy and capital goods, as well as an overweight in basic industry, added to relative returns. From a ratings perspective, the strategy was hurt by selection across ratings tiers, including BB-rated, B-rated and CCC-rated and below credits.

Aristotle Pacific, a bank loans Underlying Manager, outperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. A relative underweight and strong security selection in media and telecommunications, the worst performing market segment in the benchmark index during the Reporting Period, contributed positively to returns. Effective selection within health care further bolstered relative performance. An overweight position and selection within gaming and leisure, which benefited from strong consumer spending in services and travel, were also advantageous. However, weak security selection in the financials and services market segments hampered relative returns; these results were more a function of not owning issuers that had previously underperformed and subsequently recovered rather than a function of owning underperforming

10

FUND RESULTS

issuers. From a ratings perspective, the strategy’s underweight in bank loans rated BB and above aided results. In addition, strong selection among CCC-rated bank loans, particularly higher quality second lien loans, bolstered relative performance. However, the strategy was hurt by its allocation to high yield corporate bonds, as interest rates rose.

Nuveen, another bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Credit selection in the technology market segment detracted most from relative performance. Credit selection within consumer discretionary, health care and energy contributed positively, helping to offset some of the losses. In terms of positioning, an overweight in the communication services and health care market segments, as well as underweights in real estate and materials, weighed on relative returns. The strategy benefited from an overweight in energy. From a ratings perspective, selection among CCC-rated credits and non-rated issuers hindered relative performance. An overweight in “reorg equity” was another detractor. (Reorg equity refers to equity securities that are issued in connection with a reorganization or restructuring.)

Marathon, the Fund’s external emerging markets debt Underlying Manager, outperformed the J.P. Morgan EMBISM Global Diversified Index during the Reporting Period. Its relative outperformance was driven by selection overall, followed by the strategy’s legacy holdings in specific sovereign bonds. In particular, an investment in Mexico’s state-owned petroleum company and an overweight relative to the benchmark in Colombian higher coupon securities added to results. Legacy holdings in Venezuela also bolstered relative returns, as reports of diplomatic progress with the U.S. pushed up Venezuelan bond prices, though valuations remained highly depressed. On the other hand, selection in Brazil and an underweight in China detracted from relative performance. An overweight in Chile further hurt results.

TCW, the Fund’s local emerging markets debt Underlying Manager, underperformed the J.P. Morgan GBI-EMSM Global Diversified Index during the Reporting Period. Overweight positions versus the benchmark index in South Africa and Thailand detracted most from performance. South African local bonds experienced significant volatility amid idiosyncratic events. Regarding Thailand, the country’s current account did not benefit as much from China’s economic re-opening as TCW had anticipated. Also detracting during the Reporting Period was the strategy’s underweight in Chinese local bonds, which dampened relative returns as Chinese interest rates fell on the back of weaker than consensus expected economic data and more aggressive central bank monetary easing. An allocation to cash detracted further from performance given that local emerging markets debt posted strong positive absolute returns during the Reporting Period. On the positive side, an underweight in Turkey’s local bonds added to relative results. Turkish local bonds weakened as the country’s central bank tightened monetary policy. The strategy was also helped by an overweight in Hungarian local bonds, which benefited from declining inflation, and an overweight in Colombian local bonds, which benefited from their high carry. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, a specialized index of credit default swaps (“CDX”) was used as a cost-efficient instrument to help manage the Fund’s cash position. The use of CDX had a positive impact on the Fund’s performance. The Fund’s Underlying Managers employed credit default swaps, U.S. Treasury futures, forward foreign currency exchange contracts, foreign exchange options, rights and warrants to implement their strategies during the Reporting Period. The use of credit default swaps by Underlying Managers had a positive impact on performance. The use of U.S. Treasury futures, forward foreign currency exchange contracts and foreign exchange options by Underlying Managers each had a negative impact on the Fund’s performance. The use of rights and warrants by Underlying Managers each had a neutral impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

We made a number of changes in the Fund’s allocations during the Reporting Period. In January 2023, the Fund’s strategic asset allocation was shifted toward the MAS Group’s latest framework and long-term risk/return assumptions, accounting for Index updates. Such shifts resulted in decreased allocations to high yield corporate bonds and external emerging markets debt and increased allocations to bank loans and local emerging markets debt. Then, at January month-end, we reduced the Fund’s allocation to bank loans in favor of a greater allocation to high yield corporate bonds. We unwound this positioning at May 2023 month-end, increasing the Fund’s exposure to bank loans and decreasing its exposure to high yield corporate bonds.

11

FUND RESULTS

On February 28, 2023, River Canyon was removed as an Underlying Manager of the Fund. As a reminder, XIG had previously eliminated the Fund’s allocation to structured credit in March 2022, but River Canyon remained an Underlying Manager of the Fund at that time.

Effective April 1, 2023, Underlying Manager BlueBay Asset Management LLP (“BlueBay”) was consolidated with and into RBC Global Asset Management (UK) Limited (“RBC UK”) in connection with an internal corporate reorganization. Accordingly, this Underlying Manager is now called RBC UK, which does business as RBC BlueBay Asset Management. RBC Global Asset Management (U.S.) Inc., another Underlying Manager of the Fund, does business as RBC Global Asset Management.

On April 17, 2023, Pacific Asset Management LLC, an Underlying Manager of the Fund, was acquired by Aristotle Capital Management, LLC and renamed Aristotle Pacific Capital, LLC (“Aristotle Pacific”).

On September 22, 2023, Ninety One was added as an Underlying Manager of the Fund but was not allocated capital. Its strategy applies a risk conscious and highly structured, fundamental-research driven investment process to identify alpha opportunities primarily across emerging markets currencies and local sovereign interest rates. XIG added Ninety One to provide manager diversification within the Fund’s allocations to local emerging markets debt.

Ares, already a high yield Underlying Manager, was added on September 22, 2023 as an Underlying Manager for bank loans but was not allocated capital. Ares’ bank loan strategy takes a conservative and defensive approach by focusing on higher quality, attractively priced issues, ultimately seeking to maximize alpha while minimizing default risk. XIG added the strategy to provide greater flexibility with managing sector, issuer and credit quality exposures as well as to provide further diversification for the Fund’s bank loans allocation.

In terms of the Fund’s strategic allocation, at the start of the Reporting Period, the Fund’s assets were allocated 39.8% to high yield corporate bonds, 23.6% to bank loans, 22.5% to local emerging markets debt, 14.7% to external emerging markets debt and 2.2% to cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 38.2% to high yield corporate bonds, 25.9% to bank loans, 24.7% to local emerging markets debt, 11.8% to external emerging markets debt and 2.2% to cash and cash equivalents. This sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective July 18, 2023, Neill Nuttall and Siwen Wu no longer served as portfolio managers for the Fund. As of the same date, Scott McDermott and Mao Dong became portfolio managers for the Fund, joining Betsy Gorton. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

12

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23 ‡

Holding	Coupon Rate	Maturity Date	% of Net Assets	Line of Business

Brazil Notas do Tesouro Nacional	10.000	01/01/2025	1.1%	Sovereign Debt Obligations

Brazil Notas do Tesouro Nacional	10.000	01/01/2029	1.0	Sovereign Debt Obligations

Brazil Notas do Tesouro Nacional	10.000	01/01/2027	0.9	Sovereign Debt Obligations

China Government Bonds	3.270	11/19/2030	0.7	Sovereign Debt Obligations

Republic of South Africa Government Bonds	8.875	02/28/2035	0.6	Sovereign Debt Obligations

Mexico Bonos	8.500	05/31/2029	0.5	Sovereign Debt Obligations

Indonesia Treasury Bonds	7.000	02/15/2033	0.5	Sovereign Debt Obligations

International Finance Corp.	6.300	11/25/2024	0.5	Corporate Obligations

Malaysia Government Bonds	3.733	06/15/2028	0.5	Sovereign Debt Obligations

Thailand Government Bonds	2.000	12/17/2031	0.5	Sovereign Debt Obligations

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 7.3% of the Fund’s net assets as of 10/31/23.

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the rounding and/or exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 31, 2015 through October 31, 2023.

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Since Inception

Class R6 Shares (Commenced March 31, 2015)	9.89%	1.97%	1.82%

*

Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

14

FUND RESULTS

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Objective The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group and the Goldman Sachs External Investing Group (“XIG”) (formerly, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group) discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -2.88%. This return compares to the -4.52% average annual total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Dow Jones Brookfield Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the FTSE Index and the Dow Jones Brookfield Index returned -5.86% and -2.90%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that invest primarily in real assets. (Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.) The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. XIG is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

The Fund posted a negative absolute return during the Reporting Period but outperformed the Index. The Fund’s relative results can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation slightly underperformed the Index during the Reporting Period.

During the Reporting Period, the Fund allocated capital to the following Underlying Managers—Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), PGIM Real Estate, a business unit of PGIM, Inc. (“PRE”), Principal Real Estate Investors, LLC (“PrinREI”) and RREEF America L.L.C. (“RREEF”), a wholly-owned subsidiary of DWS Group GmbH & Co. KgaA, an affiliate of Deutsche Bank AG.

These Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation—global real estate (PRE and PrinREI) and global infrastructure (Cohen & Steers and RREEF).

During the Reporting Period, all four of the Underlying Managers generated modestly negative absolute returns. On a relative basis, three of the Underlying Managers outperformed their respective benchmark indices and one Underlying Manager underperformed its benchmark index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, slightly underperformed the Index during the Reporting Period. For a brief time early in the Reporting Period, the Fund’s strategic allocation to global infrastructure securities was slightly smaller than that of the Index, while its strategic allocation to global real estate securities was slightly larger. As a reminder, the Index has a comparatively larger weighting in global real estate securities than in global infrastructure securities. Although both asset classes generated negative absolute returns during the Reporting Period, global

15

FUND RESULTS

infrastructure securities performed better than global real estate securities, as rising long-term interest rates hurt the valuations of global real estate securities.

Q	Which real assets asset classes most significantly affected Fund performance?

A

In global real estate, which we measure against the FTSE Index, Underlying Manager PRE strongly outperformed the benchmark index during the Reporting Period. These results were due primarily to security selection and a relative underweight in office real estate investment trusts (“REITs”), which struggled with lower occupancy from post COVID-19 workforce trends. Additionally, an overweight in senior housing health care REITs, as well as an overweight and selection in data center REITs, added to relative performance. Conversely, security selection among real estate operating companies, multi-family residential REITs and single-family residential REITs detracted slightly from performance.

Also in global real estate, PrinREI strongly outperformed the benchmark index during the Reporting Period. Its outperformance was driven by selection among health care REITs (especially senior housing), multi-family residential REITs and diversified REITs. On the other hand, selection of self-storage REITs and specialized REITs, along with out-of-benchmark exposure to cell tower REITs, detracted from relative returns. Geographically, the strategy benefited from selection in Asia ex Japan (notably, Australia) due to its logistics and data center exposures and in North America due to its senior housing exposures. An underweight position in select North American triple net lease REITs also added to results. Security selection in Japan held back performance during the Reporting Period.

In global infrastructure, which we measure against the Dow Jones Brookfield Index, Underlying Manager Cohen & Steers outperformed the benchmark index during the Reporting Period. Its strategy benefited from positive security selection within utilities and digital infrastructure (specifically, cell towers) as well as from a relative overweight in transportation infrastructure. Within utilities, effective security selection among electric utilities and an overweight in multi-utilities added most to relative returns, while selection among Asia gas utilities detracted. Within transportation, an overweight position and investments in airports, along with an overweight in marine ports, added value, more than offsetting the negative performance of an underweight in European toll roads. There were few sector-level detractors during the Reporting Period within the strategy. However, among cell tower investments, favorable security selection within North America was partially offset by poor security selection within Europe. Regionally, selection in North America and an underweight in Asia ex Japan contributed positively to relative performance, while a modest overweight in the emerging markets weighed on results.

RREEF, the Fund’s other global infrastructure Underlying Manager, modestly underperformed the benchmark index during the Reporting Period. A relative underweight in transportation infrastructure, as well as an overweight and selection in digital infrastructure (specifically, cell towers), detracted from returns. Within transportation infrastructure, the strategy’s underweight in European toll roads hurt relative performance, as these companies generally advanced amid the softening recessionary outlook for Europe. On the positive side, out-of-benchmark holdings in freight rail and security selection among electric utilities added to performance. Regionally, an underweight and selection in Europe ex-U.K. detracted from relative returns. Selection in the emerging markets was also slightly negative during the Reporting Period. However, selection in North America contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

Forward foreign currency exchange contracts were used by Underlying Managers to facilitate equity transactions settling in foreign currencies. The use of forward foreign currency exchange contracts had a negative impact on the Fund’s performance during the Reporting Period. The Fund’s Underlying Managers also employed rights and warrants to implement their strategies. The use of rights and warrants did not have a material impact on the Fund’s performance during the Reporting Period. In addition, real estate index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of real estate index futures, which helped us increase the Fund’s exposure to U.S. real estate securities and provide a buffer for short-term liquidity needs. During the Reporting Period, the use of real estate index futures had a negative impact on the Fund’s performance.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

During the Reporting Period, we made some changes in the Fund’s allocations. In January 2023, the Fund’s strategic asset allocation was shifted toward the MAS Group’s latest framework and long-term risk/return assumptions, accounting for Index updates. Such shifts resulted in decreased exposure to global real estate securities and increased exposure to global infrastructure securities.

In terms of the Fund’s strategic asset allocation, at the beginning of the Reporting Period, the Fund’s assets were allocated 59.8% to global real estate and 40.2% to global infrastructure, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 55.6% to global real estate and 44.4% to global infrastructure, with the remainder in cash and cash equivalents. This sector breakout is inclusive of derivative exposure across all asset classes.

16

FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective July 18, 2023, Neill Nuttall and Siwen Wu no longer served as portfolio managers for the Fund. As of the same date, Scott McDermott and Mao Dong became portfolio managers for the Fund, joining Betsy Gorton and Yvonne Wu. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

17

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2023

TOP TEN HOLDINGS AS OF 10/31/23 ‡

Holding	% of Net Assets	Line of Business
American Tower Corp.	4.1%	Specialized REITs
Prologis, Inc.	2.9	Industrial REITs
Vinci SA	2.5	Construction & Engineering
Welltower, Inc.	2.4	Health Care REITs
National Grid PLC	2.3	Multi-Utilities
Equinix, Inc.	2.3	Specialized REITs
ONEOK, Inc.	2.2	Oil, Gas & Consumable Fuels
Enbridge, Inc.	2.1	Oil, Gas & Consumable Fuels
Digital Realty Trust, Inc.	2.1	Specialized REITs
Sempra	1.9	Multi-Utilities

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 2.2% of the Fund’s net assets as of 10/31/23.

18

FUND BASICS

FUND SECTOR ALLOCATIONS *

†  The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

MULTI-MANAGER REAL ASSETS STRATEGY FUND

Performance Summary

October 31, 2023

The following graph shows the value, as of October 31, 2023, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager Real Assets Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 30, 2015 through October 31, 2023.

Average Annual Total Return through October 31, 2023*	One Year	Five Years	Since Inception

Class R6 Shares (Commenced June 30, 2015)	-2.88%	1.72%	1.01%

*

Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

20

FUND BASICS

Index Definitions

Market Review

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red chips, P chips and foreign listings (e.g., American Depositary Receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

Multi-Manager Global Equity

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices. Russell 1000®Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000®Value Index is an unmanaged index of common stock prices that measures the performance those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000®Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 27 emerging markets countries.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries.

Multi-Manager Non-Core Fixed Income

Bloomberg Global High Yield Corporate Index is a multi-currency measure of the global high yield debt market.

ICE BofA Global High Yield Investment Grade Country Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index – Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

21

FUND BASICS

Multi-Manager Real Assets Strategy

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

22

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 90.3%

Australia – 0.3%
12,295	Allkem Ltd.* (Metals & Mining)	$75,131
8,764	Ampol Ltd. (Oil, Gas & Consumable Fuels)	177,714
7,759	AUB Group Ltd. (Insurance)	133,249
124,816	Bellevue Gold Ltd.* (Metals & Mining)	113,511
134,713	De Grey Mining Ltd.* (Metals & Mining)	101,250
46,715	Deterra Royalties Ltd. (Metals & Mining)	139,585
19,525	Eagers Automotive Ltd. (Specialty Retail)	160,585
16,246	Flight Centre Travel Group Ltd. (Hotels, Restaurants & Leisure)	193,122
29,580	GrainCorp Ltd. Class A (Consumer Staples Distribution & Retail)	130,733
129,223	HomeCo Daily Needs REIT (Retail REITs)	88,122
133,816	Mirvac Group (Diversified REITs)	155,260
28,057	nib holdings Ltd. (Insurance)	129,304
106,874	Nine Entertainment Co. Holdings Ltd. (Media)	125,939
52,872	Orora Ltd. (Containers & Packaging)	82,857
3,324	Pro Medicus Ltd. (Health Care Technology)	158,332
11,386	Seven Group Holdings Ltd. (Trading Companies & Distributors)	201,209
18,005	Steadfast Group Ltd. (Insurance)	61,915
104,534	Ventia Services Group Pty. Ltd. (Construction & Engineering)	182,702

		2,410,520

Austria – 0.1%
3,455	ANDRITZ AG (Machinery)	159,030
5,183	BAWAG Group AG(a) (Banks)	230,853
4,799	Erste Group Bank AG (Banks)	171,849
6,054	Wienerberger AG (Construction Materials)	146,670

		708,402

Belgium – 0.3%
1,759	Aedifica SA (Health Care REITs)	95,963
23,728	Anheuser-Busch InBev SA (Beverages)	1,350,077
7,253	KBC Group NV (Banks)	399,168
5,555	Warehouses De Pauw CVA (Industrial REITs)	137,445

		1,982,653

Bermuda – 0.3%
14,420	Arch Capital Group Ltd.* (Insurance)	1,249,926
3,443	Assured Guaranty Ltd. (Insurance)	214,843
5,435	Axis Capital Holdings Ltd. (Insurance)	310,339

Shares	Description	Value

Common Stocks (continued)

Bermuda (continued)
3,293	Seadrill Ltd.* (Energy Equipment & Services)	$130,139

		1,905,247

Brazil – 0.7%
18,150	Allos SA (Real Estate Management & Development)	82,439
99,650	Ambev SA (Beverages)	254,177
28,000	Auren Energia SA (Independent Power and Renewable Electricity Producers)	74,530
131,900	B3 SA - Brasil Bolsa Balcao (Capital Markets)	290,393
152,525	Banco Bradesco SA ADR (Banks)	425,545
66,600	Banco BTG Pactual SA (Capital Markets)	391,007
56,700	Banco do Brasil SA (Banks)	543,749
10,100	Embraer SA* (Aerospace & Defense)	35,237
33,300	Localiza Rent a Car SA (Ground Transportation)	335,989
91,400	NU Holdings Ltd. Class A* (Banks)	749,480
24,300	PRIO SA* (Oil, Gas & Consumable Fuels)	229,902
90,200	Raia Drogasil SA (Consumer Staples Distribution & Retail)	461,578
2,844	Sigma Lithium Corp.* (Metals & Mining)	69,536
13,700	SLC Agricola SA (Food Products)	99,888
8,250	Telefonica Brasil SA (Diversified Telecommunication Services)	74,028
36,800	TOTVS SA (Software)	184,739
24,650	Vale SA (Metals & Mining)	337,353
38,500	WEG SA (Electrical Equipment)	252,072
2,230	XP, Inc. Class A (Capital Markets)	44,600
15,850	YDUQS Participacoes SA (Diversified Consumer Services)	55,739

		4,991,981

Canada – 2.2%
17,800	Alamos Gold, Inc. Class A (Metals & Mining)	220,390
17,452	Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	950,028
13,400	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	215,579
4,000	ATS Corp.* (Machinery)	134,704
2,660	BRP, Inc. (Leisure Products)	179,789
5,100	Canadian Apartment Properties REIT (Residential REITs)	150,122
8,914	Canadian National Railway Co. (Ground Transportation)	942,923
39,619	Canadian Pacific Kansas City Ltd. (Ground Transportation)	2,812,112

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

Canada (continued)
8,180	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	$209,344
31,100	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	249,383
5,200	Definity Financial Corp. (Insurance)	143,766
8,899	Descartes Systems Group, Inc.* (Software)	642,761
13,200	Element Fleet Management Corp. (Financial Services)	178,570
5,950	Empire Co. Ltd. Class A (Consumer Staples Distribution & Retail)	163,043
5,160	Enerplus Corp. (Oil, Gas & Consumable Fuels)	87,256
10,320	Filo Corp.* (Metals & Mining)	134,400
5,910	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	167,871
2,900	Granite Real Estate Investment Trust (Industrial REITs)	132,061
3,780	Intact Financial Corp. (Insurance)	531,094
8,250	Interfor Corp.* (Paper & Forest Products)	101,790
9,981	International Petroleum Corp.* (Oil, Gas & Consumable Fuels)	105,865
6,800	Keyera Corp. (Oil, Gas & Consumable Fuels)	158,140
1,747	Methanex Corp. (Chemicals)	72,064
13,500	Osisko Gold Royalties Ltd. (Metals & Mining)	165,008
6,320	Parkland Corp. (Oil, Gas & Consumable Fuels)	191,275
7,300	Quebecor, Inc. Class B (Diversified Telecommunication Services)	150,606
3,620	Stantec, Inc. (Construction & Engineering)	221,494
4,630	Stella-Jones, Inc. (Paper & Forest Products)	242,526
20,849	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	675,196
850	TFI International, Inc. (Ground Transportation)	94,032
6,430	Thomson Reuters Corp. (Professional Services)	770,209
1,747	Toromont Industries Ltd. (Trading Companies & Distributors)	131,521
14,063	Toronto-Dominion Bank (Banks)	785,520
108,815	Wheaton Precious Metals Corp. (Metals & Mining)	4,597,434
29,400	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	227,059

		16,934,935

Cayman Islands – 0.2%
955	BeiGene Ltd. ADR* (Biotechnology)	177,897

Shares	Description	Value

Common Stocks (continued)

Cayman Islands (continued)
23,900	KE Holdings, Inc. ADR (Real Estate Management & Development)	$351,569
43,550	Kingsoft Corp. Ltd. (Entertainment)	151,967
7,418	Legend Biotech Corp. ADR* (Biotechnology)	490,107
72,668	Lufax Holding Ltd. ADR (Consumer Finance)	69,384
16,594	MINISO Group Holding Ltd. ADR (Broadline Retail)	419,994

		1,660,918

Chile – 0.0%
54,828	Cencosud SA (Consumer Staples Distribution & Retail)	88,827
33,135	Enel Chile SA ADR (Electric Utilities)	96,423

		185,250

China – 3.3%
59,100	3SBio, Inc.(a) (Biotechnology)	52,578
6,100	Airtac International Group (Machinery)	200,553
192,150	Alibaba Group Holding Ltd.* (Broadline Retail)	1,978,198
358,100	Aluminum Corp. of China Ltd. Class H (Metals & Mining)	191,559
9,955	Autohome, Inc. ADR (Interactive Media & Services)	266,296
64,350	Baidu, Inc. Class A* (Interactive Media & Services)	844,838
474,013	Bank of Communications Co. Ltd. Class H (Banks)	280,381
358,500	Baoshan Iron & Steel Co. Ltd. Class A (Metals & Mining)	305,656
384,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	141,442
6,332	Beijing Kingsoft Office Software, Inc. Class A (Software)	248,230
641,700	BOE Technology Group Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	342,807
3,700	BYD Co. Ltd. Class A (Automobiles)	120,329
5,700	BYD Co. Ltd. Class H (Automobiles)	173,338
28,350	BYD Electronic International Co. Ltd. (Communications Equipment)	118,347
877,411	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	85,322
534,900	China CITIC Bank Corp. Ltd. Class H (Banks)	238,623
429,000	China Construction Bank Corp. Class H (Banks)	242,624
49,632	China Medical System Holdings Ltd. (Pharmaceuticals)	79,366

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

China (continued)
950,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	$485,866
31,000	China Resources Beer Holdings Co. Ltd. (Beverages)	164,042
138,950	China Resources Land Ltd. (Real Estate Management & Development)	520,105
193,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	119,891
128,100	China Taiping Insurance Holdings Co. Ltd. (Insurance)	118,336
3,990,350	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	372,103
150,450	COSCO SHIPPING Holdings Co. Ltd. Class H (Marine Transportation)	153,013
142,200	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	124,207
88,350	Dongyue Group Ltd. (Chemicals)	70,375
10,000	Eastroc Beverage Group Co. Ltd. Class A (Beverages)	261,683
741,900	Focus Media Information Technology Co. Ltd. Class A (Media)	698,973
68,300	Foxconn Industrial Internet Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	137,158
127,250	Geely Automobile Holdings Ltd. (Automobiles)	144,470
62,700	Gree Electric Appliances, Inc. of Zhuhai Class A (Household Durables)	289,845
126,800	Guotai Junan Securities Co. Ltd. Class A (Capital Markets)	255,250
72,100	Haidilao International Holding Ltd.(a) (Hotels, Restaurants & Leisure)	180,524
7,390	Hello Group, Inc. ADR (Interactive Media & Services)	52,321
35,400	Hengdian Group DMEGC Magnetics Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	70,250
61,300	Huatai Securities Co. Ltd. Class A (Capital Markets)	133,898
1,273,900	Industrial & Commercial Bank of China Ltd. Class H (Banks)	610,510
26,840	JA Solar Technology Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	81,949
29,950	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	42,348
46,300	Jinduicheng Molybdenum Co. Ltd. Class A (Metals & Mining)	63,343
1,758	JOYY, Inc. ADR (Interactive Media & Services)	68,421
12,750	Li Auto, Inc. Class A* (Automobiles)	215,649

Shares	Description	Value

Common Stocks (continued)

China (continued)
13,500	LONGi Green Energy Technology Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	$44,412
6,200	Luzhou Laojiao Co. Ltd. Class A (Beverages)	180,992
18,311	Meituan Class B*(a) (Hotels, Restaurants & Leisure)	259,558
84,350	NetEase, Inc. (Entertainment)	1,805,221
904	NetEase, Inc. ADR (Entertainment)	96,656
21,300	New China Life Insurance Co. Ltd. Class A (Insurance)	97,017
4,550	PDD Holdings, Inc. ADR* (Broadline Retail)	461,461
213,150	People’s Insurance Co. Group of China Ltd. Class H (Insurance)	70,331
1,018,300	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	664,660
84,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	428,624
30,750	Sany Heavy Equipment International Holdings Co. Ltd. (Machinery)	40,394
12,200	Shenzhen Inovance Technology Co. Ltd. Class A (Machinery)	100,511
4,450	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Supplies)	173,352
15,400	Sichuan Kelun Pharmaceutical Co. Ltd. Class A (Pharmaceuticals)	57,652
38,750	Sinotruk Hong Kong Ltd. (Machinery)	72,986
124,966	Tencent Holdings Ltd. (Interactive Media & Services)	4,624,833
18,800	Tongwei Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	69,991
21,050	Trip.com Group Ltd.* (Hotels, Restaurants & Leisure)	717,418
24,900	Trip.com Group Ltd. ADR* (Hotels, Restaurants & Leisure)	846,600
7,800	Tsingtao Brewery Co. Ltd. Class H (Beverages)	59,152
3,363	Vipshop Holdings Ltd. ADR* (Broadline Retail)	47,956
10,300	Wuliangye Yibin Co. Ltd. Class A (Beverages)	218,833
43,400	WuXi AppTec Co. Ltd. Class A (Life Sciences Tools & Services)	511,423
71,650	Xiaomi Corp. Class B*(a) (Technology Hardware, Storage & Peripherals)	128,470
24,425	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	1,283,778
71,150	Zhongsheng Group Holdings Ltd. (Specialty Retail)	164,306

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

China (continued)
32,400	ZTE Corp. Class A (Communications Equipment)	$115,459
2,169	ZTO Express Cayman, Inc. ADR (Air Freight & Logistics)	51,123

		24,738,186

Denmark – 0.8%
9,061	ALK-Abello AS* (Pharmaceuticals)	100,581
5,325	Bavarian Nordic AS* (Biotechnology)	101,497
4,646	Carlsberg AS Class B (Beverages)	553,678
5,330	DSV AS (Air Freight & Logistics)	796,520
3,129	NKT AS* (Electrical Equipment)	157,324
40,998	Novo Nordisk AS Class B (Pharmaceuticals)	3,955,331
2,270	Royal Unibrew AS (Beverages)	164,209
3,578	Sydbank AS (Banks)	155,427

		5,984,567

France – 3.7%
17,833	Air Liquide SA (Chemicals)	3,055,723
86,214	Alstom SA (Machinery)	1,167,550
1,151	Alten SA (IT Services)	135,965
1,024	Arkema SA (Chemicals)	95,952
36,883	AXA SA (Insurance)	1,092,859
7,524	BNP Paribas SA (Banks)	432,660
9,335	Capgemini SE (IT Services)	1,649,764
45,532	Carrefour SA (Consumer Staples Distribution & Retail)	798,242
14,928	Cie de Saint-Gobain SA (Building Products)	812,593
18,491	Cie Generale des Etablissements Michelin SCA (Automobile Components)	549,339
28,516	Danone SA (Food Products)	1,696,430
10,769	Dassault Systemes SE (Software)	443,611
14,139	Elis SA (Commercial Services & Supplies)	231,879
68,069	Engie SA (Multi-Utilities)	1,082,630
6,734	EssilorLuxottica SA (Health Care Equipment & Supplies)	1,219,416
12,168	Forvia SE* (Automobile Components)	205,039
1,290	Gecina SA (Office REITs)	126,666
2,646	Kering SA (Textiles, Apparel & Luxury Goods)	1,076,132
7,630	Legrand SA (Electrical Equipment)	660,044
2,380	L’Oreal SA (Personal Products)	1,000,387
3,785	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,709,796
1,693	Nexans SA (Electrical Equipment)	119,931
6,308	Pernod Ricard SA (Beverages)	1,120,152
9,862	Rexel SA (Trading Companies & Distributors)	201,409

Shares	Description	Value

Common Stocks (continued)

France (continued)
4,950	Rubis SCA (Gas Utilities)	$107,774
13,930	Sanofi SA (Pharmaceuticals)	1,264,931
17,226	Schneider Electric SE (Electrical Equipment)	2,650,346
6,679	SCOR SE (Insurance)	199,398
1,423	SOITEC* (Semiconductors & Semiconductor Equipment)	212,395
1,002	Sopra Steria Group SACA (IT Services)	179,895
7,552	SPIE SA (Commercial Services & Supplies)	198,599
5,351	Technip Energies NV (Energy Equipment & Services)	117,239
40,830	Valeo SE (Automobile Components)	539,490
13,495	Vallourec SACA* (Energy Equipment & Services)	162,080
3,647	Verallia SA(a) (Containers & Packaging)	118,587
6,816	Vinci SA (Construction & Engineering)	753,675

		28,188,578

Germany – 1.9%
5,147	Allianz SE (Insurance)	1,205,646
34,631	Bayer AG (Pharmaceuticals)	1,496,356
11,351	Beiersdorf AG (Personal Products)	1,492,883
4,349	CompuGroup Medical SE & Co. KgaA (Health Care Technology)	159,464
3,677	CTS Eventim AG & Co. KGaA (Entertainment)	222,628
7,785	Deutsche Boerse AG (Capital Markets)	1,281,384
77,233	Deutsche Telekom AG (Diversified Telecommunication Services)	1,676,239
868	Gerresheimer AG (Life Sciences Tools & Services)	80,961
23,549	LANXESS AG (Chemicals)	539,615
7,344	Merck KGaA (Pharmaceuticals)	1,109,226
2,110	MTU Aero Engines AG (Aerospace & Defense)	396,589
26,458	RWE AG (Independent Power and Renewable Electricity Producers)	1,012,426
25,389	SAP SE (Software)	3,405,486
2,819	Scout24 SE(a) (Interactive Media & Services)	173,425
1,258	Sixt SE (Ground Transportation)	108,540
3,226	Stroeer SE & Co. KGaA (Media)	147,597
18,739	TAG Immobilien AG* (Real Estate Management & Development)	204,892

		14,713,357

Greece – 0.1%
84,000	Alpha Services & Holdings SA* (Banks)	125,742

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Greece (continued)
29,500	Eurobank Ergasias Services & Holdings SA Class A* (Banks)	$48,219
3,250	JUMBO SA (Specialty Retail)	85,489
1,700	Mytilineos SA (Industrial Conglomerates)	62,921
20,150	National Bank of Greece SA* (Banks)	115,406
5,300	OPAP SA (Hotels, Restaurants & Leisure)	89,773
29,050	Piraeus Financial Holdings SA* (Banks)	86,108

		613,658

Hong Kong – 0.4%
168,100	AIA Group Ltd. (Insurance)	1,459,747
60,650	China Gas Holdings Ltd. (Gas Utilities)	54,525
78,500	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	441,285
75,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	98,584
61,549	Hopson Development Holdings Ltd.* (Real Estate Management & Development)	36,039
242,250	Kunlun Energy Co. Ltd. (Gas Utilities)	201,820
12,400	Man Wah Holdings Ltd. (Household Durables)	7,701
1,028,650	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	399,609

		2,699,310

Hungary – 0.0%
3,450	OTP Bank Nyrt (Banks)	128,409

India – 2.0%
3,400	ABB India Ltd. (Electrical Equipment)	167,690
2,787	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	161,376
89,134	Ashok Leyland Ltd. (Machinery)	179,710
3,249	Asian Paints Ltd. (Chemicals)	117,033
8,900	Aurobindo Pharma Ltd. (Pharmaceuticals)	90,818
76,201	Axis Bank Ltd. (Banks)	899,157
9,647	Bajaj Finance Ltd. (Consumer Finance)	868,417
52,650	Bank of Baroda (Banks)	124,144
216,491	Bharat Electronics Ltd. (Aerospace & Defense)	346,838
3,400	BSE Ltd. (Capital Markets)	76,109
16,650	Canara Bank (Banks)	76,923
35,050	CG Power & Industrial Solutions Ltd. (Electrical Equipment)	164,142

Shares	Description	Value

Common Stocks (continued)

India (continued)
115,600	Coal India Ltd. (Oil, Gas & Consumable Fuels)	$436,359
2,000	Cochin Shipyard Ltd.(a) (Machinery)	22,848
8,000	Cummins India Ltd. (Machinery)	161,139
12,616	DLF Ltd. (Real Estate Management & Development)	85,466
3,100	Dr Reddy’s Laboratories Ltd. (Pharmaceuticals)	200,088
3,500	Garden Reach Shipbuilders & Engineers Ltd. (Aerospace & Defense)	31,226
57,301	HDFC Bank Ltd. (Banks)	1,016,779
29,164	HDFC Life Insurance Co. Ltd.(a) (Insurance)	216,650
7,200	Hindustan Aeronautics Ltd. (Aerospace & Defense)	157,570
70,921	ICICI Bank Ltd. (Banks)	780,259
45,990	ICICI Bank Ltd. ADR (Banks)	1,020,518
121,700	IDFC First Bank Ltd.* (Banks)	120,940
3,002	IndiaMart InterMesh Ltd.(a) (Trading Companies & Distributors)	95,558
57,392	Indian Hotels Co. Ltd. (Hotels, Restaurants & Leisure)	264,334
40,650	Indraprastha Gas Ltd. (Gas Utilities)	186,728
14,200	KPIT Technologies Ltd. (Software)	207,773
26,768	Larsen & Toubro Ltd. (Construction & Engineering)	941,990
20,000	Max Healthcare Institute Ltd. (Health Care Providers & Services)	137,823
6,350	Natco Pharma Ltd. (Pharmaceuticals)	61,041
47,000	National Aluminium Co. Ltd. (Metals & Mining)	52,041
158,800	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	355,329
6,600	Oil India Ltd. (Oil, Gas & Consumable Fuels)	23,718
700	Persistent Systems Ltd. (IT Services)	51,848
5,650	PI Industries Ltd. (Chemicals)	230,755
1,600	Polycab India Ltd. (Electrical Equipment)	94,552
35,043	Power Finance Corp. Ltd. (Financial Services)	103,780
95,300	Punjab National Bank (Banks)	83,590
80,354	REC Ltd. (Financial Services)	277,744
10,224	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	281,137
159,078	Samvardhana Motherson International Ltd. (Automobile Components)	175,690
4,250	Shriram Finance Ltd. (Consumer Finance)	95,902
10,800	State Bank of India (Banks)	73,387
11,100	Sun TV Network Ltd. (Media)	84,544
3,650	Supreme Industries Ltd. (Chemicals)	189,788
4,900	Tanla Platforms Ltd. (Software)	56,037

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

India (continued)
6,000	Tata Communications Ltd. (Diversified Telecommunication Services)	$119,961
18,028	Tata Consultancy Services Ltd. (IT Services)	729,838
62,550	Tata Motors Ltd. (Automobiles)	472,441
173,790	Tata Steel Ltd. (Metals & Mining)	247,996
7,191	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	275,672
17,271	TVS Motor Co. Ltd. (Automobiles)	330,038
38,623	Varun Beverages Ltd. (Beverages)	421,564
35,100	Vedanta Ltd. (Metals & Mining)	91,342
69,700	Wipro Ltd. (IT Services)	319,973
13,200	Zensar Technologies Ltd. (IT Services)	77,723
437,345	Zomato Ltd.* (Hotels, Restaurants & Leisure)	553,164

		15,287,000

Indonesia – 0.2%
467,750	Adaro Energy Indonesia Tbk. PT (Oil, Gas & Consumable Fuels)	75,471
719,100	Bank Central Asia Tbk. PT (Banks)	396,167
1,194,000	Bank Mandiri Persero Tbk. PT (Banks)	426,559
2,112,300	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	660,482
451,850	Sumber Alfaria Trijaya Tbk. PT (Consumer Staples Distribution & Retail)	82,206
67,400	United Tractors Tbk. PT (Oil, Gas & Consumable Fuels)	106,661

		1,747,546

Ireland – 2.8%
18,865	Accenture PLC Class A (IT Services)	5,604,603
19,165	Aon PLC Class A (Insurance)	5,929,651
17,248	Bank of Ireland Group PLC (Banks)	154,572
61,560	Experian PLC (Professional Services)	1,867,656
4	Flutter Entertainment PLC Class DI* (Hotels, Restaurants & Leisure)	628
6,810	ICON PLC ADR* (Life Sciences Tools & Services)	1,661,367
7,841	Keywords Studios PLC (IT Services)	124,507
5,298	Linde PLC (Chemicals)	2,024,683
30,887	Medtronic PLC (Health Care Equipment & Supplies)	2,179,387
18,863	Ryanair Holdings PLC ADR* (Passenger Airlines)	1,654,285
2,311	Weatherford International PLC* (Energy Equipment & Services)	215,131

		21,416,470

Shares	Description	Value

Common Stocks (continued)

Israel* – 0.1%
4,758	Check Point Software Technologies Ltd. (Software)	$638,761
1,037	CyberArk Software Ltd. (Software)	169,695
1,898	Nova Ltd. (Semiconductors & Semiconductor Equipment)	180,253

		988,709

Italy – 1.1%
27,332	Banca Mediolanum SpA (Financial Services)	223,181
17,489	BFF Bank SpA(a) (Financial Services)	168,138
2,652	Brunello Cucinelli SpA (Textiles, Apparel & Luxury Goods)	213,321
301,570	Enel SpA (Electric Utilities)	1,914,240
63,763	Eni SpA (Oil, Gas & Consumable Fuels)	1,042,376
5,511	Ferrari NV (Automobiles)	1,668,201
355,994	Intesa Sanpaolo SpA (Banks)	927,646
85,276	UniCredit SpA (Banks)	2,137,836

		8,294,939

Japan – 3.5%
7,900	ABC-Mart, Inc. (Specialty Retail)	122,363
9,600	ADEKA Corp. (Chemicals)	160,495
26,000	Advantest Corp. (Semiconductors & Semiconductor Equipment)	669,724
18,100	Air Water, Inc. (Chemicals)	228,218
8,264	Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	214,533
26,000	Amada Co. Ltd. (Machinery)	252,212
6,500	Amano Corp. (Electronic Equipment, Instruments & Components)	132,771
8,400	Amvis Holdings, Inc. (Health Care Providers & Services)	143,297
4,400	Anycolor, Inc.* (Entertainment)	103,297
7,100	Asics Corp. (Textiles, Apparel & Luxury Goods)	224,907
8,000	BIPROGY, Inc. (IT Services)	199,538
8,000	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	191,844
31,900	Chiba Bank Ltd. (Banks)	237,608
37,100	Concordia Financial Group Ltd. (Banks)	172,381
15,500	Credit Saison Co. Ltd. (Consumer Finance)	232,342
6,800	Daikin Industries Ltd. (Building Products)	980,416
1,600	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	171,626
58,400	Denso Corp. (Automobile Components)	862,354
12,800	DMG Mori Co. Ltd. (Machinery)	211,712

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
55,100	FANUC Corp. (Machinery)	$1,367,383
8,200	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	144,133
3,100	Fuso Chemical Co. Ltd. (Chemicals)	84,233
17,800	H2O Retailing Corp. (Consumer Staples Distribution & Retail)	190,693
6,000	Hitachi Construction Machinery Co. Ltd. (Machinery)	155,014
26,400	Hitachi Ltd. (Industrial Conglomerates)	1,673,406
4,800	Hoya Corp. (Health Care Equipment & Supplies)	462,089
10,100	Iino Kaiun Kaisha Ltd. (Marine Transportation)	72,444
24,900	INFRONEER Holdings, Inc. (Construction & Engineering)	262,667
11,400	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	184,208
435	Invincible Investment Corp. (Hotel & Resort REITs)	167,301
14,500	J Front Retailing Co. Ltd. (Broadline Retail)	138,233
235	Japan Metropolitan Fund Invest (Retail REITs)	151,657
11,700	Kajima Corp. (Construction & Engineering)	193,370
9,900	Kamigumi Co. Ltd. (Transportation Infrastructure)	200,837
168	Kenedix Office Investment Corp. (Office REITs)	175,222
2,420	Keyence Corp. (Electronic Equipment, Instruments & Components)	936,827
14,700	Koito Manufacturing Co. Ltd. (Automobile Components)	220,246
2,000	Kokusai Electric Corp.* (Semiconductors & Semiconductor Equipment)	32,591
10,800	KOMEDA Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	197,073
5,400	Kose Corp. (Personal Products)	357,755
19,800	Kubota Corp. (Machinery)	266,295
16,600	Kyocera Corp. (Electronic Equipment, Instruments & Components)	818,237
8,300	MatsukiyoCocokara & Co. (Consumer Staples Distribution & Retail)	145,597
8,300	Mazda Motor Corp. (Automobiles)	80,228
68,800	Mebuki Financial Group, Inc. (Banks)	208,272
51,200	Mitsubishi Electric Corp. (Electrical Equipment)	587,085

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
64	Mitsui Fudosan Logistics Park, Inc. (Industrial REITs)	$193,487
7,900	Monogatari Corp. (Hotels, Restaurants & Leisure)	213,936
93,300	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	1,598,171
7,400	Nifco, Inc. (Automobile Components)	173,546
5,800	NOF Corp. (Chemicals)	228,815
4,200	OKUMA Corp. (Machinery)	172,916
50,500	Olympus Corp. (Health Care Equipment & Supplies)	674,445
101,300	Persol Holdings Co. Ltd. (Professional Services)	151,891
12,200	Pola Orbis Holdings, Inc. (Personal Products)	122,545
20,300	Rengo Co. Ltd. (Containers & Packaging)	134,435
5,800	Rohto Pharmaceutical Co. Ltd. (Personal Products)	135,322
3,300	Sankyo Co. Ltd. (Leisure Products)	137,141
5,500	Sankyu, Inc. (Air Freight & Logistics)	165,606
4,500	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	209,215
8,100	Sega Sammy Holdings, Inc. (Leisure Products)	126,681
15,200	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	556,908
1,100	Shimamura Co. Ltd. (Specialty Retail)	108,559
9,000	Shin Nippon Biomedical Laboratories Ltd. (Life Sciences Tools & Services)	100,304
12,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	379,773
2,000	SMC Corp. (Machinery)	923,526
1,600	Socionext, Inc. (Semiconductors & Semiconductor Equipment)	156,059
12,400	Sojitz Corp. (Trading Companies & Distributors)	257,491
12,800	Sony Group Corp. (Household Durables)	1,064,177
9,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	462,797
6,700	Sumitomo Osaka Cement Co. Ltd. (Construction Materials)	155,967
6,100	Suzuken Co. Ltd. (Health Care Providers & Services)	186,842
38,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,050,501
22,500	Terumo Corp. (Health Care Equipment & Supplies)	615,559
7,400	TIS, Inc. (IT Services)	158,470

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
29,900	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	$174,207
6,100	Toyo Suisan Kaisha Ltd. (Food Products)	281,399
6,000	Toyota Boshoku Corp. (Automobile Components)	104,346
8,200	Yamazaki Baking Co. Ltd. (Food Products)	173,386
4,600	Yokohama Rubber Co. Ltd. (Automobile Components)	85,006
13,800	ZOZO, Inc. (Specialty Retail)	262,404

		26,680,567

Jordan – 0.0%
7,883	Hikma Pharmaceuticals PLC (Pharmaceuticals)	182,645

Luxembourg – 0.0%
2,769	Orion SA (Chemicals)	56,211
4,185	Ternium SA ADR (Metals & Mining)	156,895

		213,106

Macau* – 0.0%
126,800	MGM China Holdings Ltd. (Hotels, Restaurants & Leisure)	157,813

Malaysia – 0.0%
161,600	CIMB Group Holdings Bhd. (Banks)	193,613
217,750	YTL Power International Bhd. (Multi-Utilities)	96,503

		290,116

Mexico – 0.5%
200,650	America Movil SAB de CV Series B (Wireless Telecommunication Services)	165,715
61,000	Arca Continental SAB de CV (Beverages)	547,000
33,000	Cemex SAB de CV ADR* (Construction Materials)	197,010
20,250	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	63,494
5,020	Fomento Economico Mexicano SAB de CV ADR (Beverages)	569,318
7,300	Gruma SAB de CV Class B (Food Products)	127,030
1,738	Grupo Aeroportuario del Centro Norte SAB de CV ADR (Transportation Infrastructure)	106,314
1,250	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	26,939
89,950	Grupo Financiero Banorte SAB de CV Class O (Banks)	730,017

Shares	Description	Value

Common Stocks (continued)

Mexico (continued)
34,300	Grupo Financiero Inbursa SAB de CV Class O* (Banks)	$70,735
90,100	Grupo Mexico SAB de CV Series B (Metals & Mining)	367,467
138,250	Kimberly-Clark de Mexico SAB de CV Class A (Household Products)	253,434
69,100	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	247,325

		3,471,798

Netherlands – 1.5%
4,566	Aalberts NV (Machinery)	142,561
1,280	Adyen NV*(a) (Financial Services)	863,342
27,357	Akzo Nobel NV (Chemicals)	1,835,236
3,921	Arcadis NV (Professional Services)	165,720
2,570	ASM International NV (Semiconductors & Semiconductor Equipment)	1,060,588
4,000	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,395,240
5,817	ASR Nederland NV (Insurance)	217,081
6,412	Expro Group Holdings NV* (Energy Equipment & Services)	100,989
163,330	ING Groep NV (Banks)	2,093,976
68,924	Koninklijke Philips NV* (Health Care Equipment & Supplies)	1,311,105
45,350	NEPI Rockcastle NV* (Real Estate Management & Development)	244,933
15,120	QIAGEN NV* (Life Sciences Tools & Services)	563,494
7,215	Randstad NV (Professional Services)	373,627

		11,367,892

Poland – 0.1%
13,300	Bank Polska Kasa Opieki SA (Banks)	404,149
864	Dino Polska SA*(a) (Consumer Staples Distribution & Retail)	81,869
1,850	Santander Bank Polska SA* (Banks)	200,923

		686,941

Portugal – 0.1%
41,501	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	624,788
164,056	Sonae SGPS SA (Consumer Staples Distribution & Retail)	161,395

		786,183

Qatar – 0.0%
4,556	Barwa Real Estate Co. (Real Estate Management & Development)	3,170
118,200	Dukhan Bank (Banks)	117,792
150,450	Gulf International Services QSC (Energy Equipment & Services)	113,456

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Qatar (continued)
39,850	Ooredoo QPSC (Diversified Telecommunication Services)	$108,244

		342,662

Russia(b) – 0.0%
61,284	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	—
5,200	LUKOIL PJSC ADR* (Oil, Gas & Consumable Fuels)	—
2,390	Magnit PJSC (Consumer Staples Distribution & Retail)	—
3,393	Novolipetsk Steel PJSC GDR* (Metals & Mining)	—
36	PhosAgro PJSC* (Chemicals)	—
5,614	PhosAgro PJSC GDR* (Chemicals)	—
19,000	Surgutneftegas PJSC ADR* (Oil, Gas & Consumable Fuels)	—
23,847	VTB Bank PJSC GDR* (Banks)	—

		—

Singapore – 0.3%
102,700	CapitaLand Ascendas REIT (Industrial REITs)	195,134
39,400	DBS Group Holdings Ltd. (Banks)	946,519
56,500	Sembcorp Industries Ltd. (Multi-Utilities)	189,552
30,700	United Overseas Bank Ltd. (Banks)	605,548

		1,936,753

South Africa – 0.1%
9,050	Absa Group Ltd. (Banks)	82,578
2,200	Bid Corp. Ltd. (Consumer Staples Distribution & Retail)	46,672
56,242	FirstRand Ltd. (Financial Services)	185,413
72,150	Impala Platinum Holdings Ltd. (Metals & Mining)	300,547
15,015	Investec Ltd. (Capital Markets)	82,150
19,300	Nedbank Group Ltd. (Banks)	207,700
23,700	Truworths International Ltd. (Specialty Retail)	96,008

		1,001,068

South Korea – 1.9%
11,298	BNK Financial Group, Inc. (Banks)	56,865
2,750	Classys, Inc. (Health Care Equipment & Supplies)	67,187
1,450	Cosmax, Inc.* (Personal Products)	145,789
35,573	Coupang, Inc.* (Broadline Retail)	604,741
400	DB Insurance Co. Ltd. (Insurance)	26,024
9,956	Hana Financial Group, Inc. (Banks)	289,488
1,614	Hanall Biopharma Co. Ltd.* (Pharmaceuticals)	35,009
1,500	Hankook Tire & Technology Co. Ltd. (Automobile Components)	42,557

Shares	Description	Value

Common Stocks (continued)

South Korea (continued)
1,050	HD Hyundai Electric Co. Ltd. (Electrical Equipment)	$58,438
1,800	HPSP Co. Ltd. (Semiconductors & Semiconductor Equipment)	41,753
1,353	HYBE Co. Ltd.* (Entertainment)	220,354
950	Hyundai Autoever Corp. (IT Services)	91,720
7,250	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	179,806
307	Hyundai Mobis Co. Ltd. (Automobile Components)	47,543
5,050	Hyundai Motor Co. (Automobiles)	636,220
13,600	Hyundai Steel Co. (Metals & Mining)	330,730
12,317	Industrial Bank of Korea (Banks)	101,935
950	JYP Entertainment Corp. (Entertainment)	72,314
16,762	KB Financial Group, Inc. (Banks)	638,938
12,578	Kia Corp. (Automobiles)	718,599
5,167	Korea Aerospace Industries Ltd. (Aerospace & Defense)	170,018
2,950	Korea Investment Holdings Co. Ltd. (Capital Markets)	110,282
650	Krafton, Inc.* (Entertainment)	79,126
7,418	KT Corp. (Diversified Telecommunication Services)	179,457
2,200	NAVER Corp. (Interactive Media & Services)	307,567
330	NongShim Co. Ltd. (Food Products)	108,535
1,250	OCI Holdings Co. Ltd. (Chemicals)	90,315
400	Orion Corp. (Food Products)	35,402
1,000	PharmaResearch Co. Ltd. (Biotechnology)	86,345
491	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	258,122
68,456	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	3,407,389
2,413	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	3,017,398
4,450	Samsung Engineering Co. Ltd.* (Construction & Engineering)	78,430
1,377	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	436,006
17,045	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,480,224
1	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	91
10,550	SOLUM Co. Ltd.* (Electronic Equipment, Instruments & Components)	226,668

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

South Korea (continued)
36,505	Woori Financial Group, Inc. (Banks)	$322,440

		14,799,825

Spain – 0.5%
7,376	Aena SME SA(a) (Transportation Infrastructure)	1,070,263
24,754	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	1,412,780
231,144	Banco de Sabadell SA (Banks)	287,403
5,037	CIE Automotive SA (Automobile Components)	128,428
65,747	Iberdrola SA (Electric Utilities)	731,239

		3,630,113

Sweden – 0.5%
10,673	AAK AB (Food Products)	202,973
10,221	Assa Abloy AB Class B (Building Products)	217,861
47,010	Atlas Copco AB Class A (Machinery)	608,733
10,010	Evolution AB(a) (Hotels, Restaurants & Leisure)	891,945
6,284	Loomis AB (Commercial Services & Supplies)	163,241
4,183	Saab AB Class B (Aerospace & Defense)	214,887
1,264	Sandvik AB (Machinery)	21,530
27,145	Securitas AB Class B (Commercial Services & Supplies)	217,442
5,160	Spotify Technology SA* (Entertainment)	850,162
9,516	Trelleborg AB Class B (Machinery)	240,651

		3,629,425

Switzerland – 2.4%
1,276	BKW AG (Electric Utilities)	214,506
14,926	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	1,760,902
307	Comet Holding AG (Electronic Equipment, Instruments & Components)	60,382
6,449	Julius Baer Group Ltd. (Capital Markets)	382,179
57	Lonza Group AG (Life Sciences Tools & Services)	19,962
31,541	Nestle SA (Food Products)	3,401,341
24,196	Novartis AG (Pharmaceuticals)	2,265,219
2,313	PSP Swiss Property AG (Real Estate Management & Development)	284,590
14,194	Roche Holding AG (Pharmaceuticals)	3,657,929
6,999	SIG Group AG (Containers & Packaging)	154,305
5,017	Sika AG (Chemicals)	1,200,615
2,268	Sonova Holding AG (Health Care Equipment & Supplies)	537,546

Shares	Description	Value

Common Stocks (continued)

Switzerland (continued)
549	Tecan Group AG (Life Sciences Tools & Services)	$158,002
73,522	UBS Group AG (Capital Markets)	1,727,504
433	VAT Group AG(a) (Machinery)	153,550
4,039	Zurich Insurance Group AG (Insurance)	1,918,495

		17,897,027

Taiwan – 1.7%
45,750	Accton Technology Corp. (Communications Equipment)	708,862
7,150	Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	586,417
10,909	Asia Vital Components Co. Ltd. (Technology Hardware, Storage & Peripherals)	96,394
780	ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	62,336
11,550	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	121,103
8,171	Bora Pharmaceuticals Co. Ltd. (Pharmaceuticals)	163,669
28,500	Chailease Holding Co. Ltd. (Financial Services)	154,600
175,450	China Airlines Ltd. (Passenger Airlines)	105,175
879,550	China Development Financial Holding Corp.* (Insurance)	307,454
68,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	59,149
42,900	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	386,610
15,500	E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	80,648
11,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	175,079
6,650	Elite Material Co. Ltd. (Electronic Equipment, Instruments & Components)	74,200
2,600	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	162,894
111,450	Eva Airways Corp. (Passenger Airlines)	94,511
37,700	Evergreen Marine Corp. Taiwan Ltd. (Marine Transportation)	125,457
16,150	Fitipower Integrated Technology, Inc. (Semiconductors & Semiconductor Equipment)	133,686

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Taiwan (continued)
11,300	Gigabyte Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	$76,772
10,350	International Games System Co. Ltd. (Entertainment)	199,495
2,850	King Slide Works Co. Ltd. (Technology Hardware, Storage & Peripherals)	62,201
30,200	Lite-On Technology Corp. ADR (Technology Hardware, Storage & Peripherals)	94,028
12,000	Makalot Industrial Co. Ltd. (Textiles, Apparel & Luxury Goods)	134,309
19,400	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	506,327
104,800	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	210,101
14,350	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	202,092
123,150	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	109,771
86,800	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	512,494
24,638	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	94,437
329,055	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,374,293
10,028	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	865,517
20,950	Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	107,256
30,600	United Integrated Services Co. Ltd. (Construction & Engineering)	227,185
199,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	286,185
5,194	Universal Vision Biotechnology Co. Ltd. (Health Care Providers & Services)	47,730
19,700	Wistron Corp. (Technology Hardware, Storage & Peripherals)	54,934
11,215	Wowprime Corp. (Hotels, Restaurants & Leisure)	82,850
291,100	Yuanta Financial Holding Co. Ltd. (Financial Services)	218,708

		13,064,929

Shares	Description	Value

Common Stocks (continued)

Thailand – 0.4%
82,700	Airports of Thailand PCL NVDR* (Transportation Infrastructure)	$153,542
115,200	Amata Corp. PCL (Real Estate Management & Development)	76,296
22,900	Bangkok Bank PCL (Banks)	100,350
551,800	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	406,767
41,850	Bumrungrad Hospital PCL (Health Care Providers & Services)	302,471
20,050	Central Pattana PCL (Real Estate Management & Development)	34,880
102,400	Kasikornbank PCL (Banks)	374,502
166,800	Krung Thai Bank PCL (Banks)	87,214
107,550	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	491,163
118,500	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	541,169
61,500	SCB X PCL (Banks)	168,618
2,371,150	TMBThanachart Bank PCL (Banks)	110,150
1,247,700	WHA Corp. PCL (Real Estate Management & Development)	173,723

		3,020,845

Turkey – 0.0%
9,650	BIM Birlesik Magazalar AS (Consumer Staples Distribution & Retail)	92,686
8,658	Eldorado Gold Corp.* (Metals & Mining)	93,593
3,950	Migros Ticaret AS (Consumer Staples Distribution & Retail)	47,103
34,050	Sok Marketler Ticaret AS (Consumer Staples Distribution & Retail)	71,976

		305,358

United Arab Emirates – 0.2%
29,772	Abu Dhabi Commercial Bank PJSC (Banks)	65,088
55,915	Abu Dhabi Islamic Bank PJSC (Banks)	156,800
68,100	Ajman Bank PJSC* (Banks)	38,008
144,098	Americana Restaurants International PLC (Hotels, Restaurants & Leisure)	145,157
405,200	Emaar Properties PJSC (Real Estate Management & Development)	738,187
107,997	Emirates NBD Bank PJSC (Banks)	498,380

		1,641,620

United Kingdom – 5.3%
3,310	4imprint Group PLC (Media)	202,576
6,859	Anglo American PLC (Metals & Mining)	174,764
20,006	AstraZeneca PLC (Pharmaceuticals)	2,504,823

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
36,903	B&M European Value Retail SA (Broadline Retail)	$237,572
42,942	Balfour Beatty PLC (Construction & Engineering)	161,383
1,055,653	Barclays PLC (Banks)	1,694,371
30,783	Beazley PLC (Insurance)	192,836
9,438	Berkeley Group Holdings PLC (Household Durables)	463,940
324,845	BP PLC (Oil, Gas & Consumable Fuels)	1,983,508
36,158	British American Tobacco PLC (Tobacco)	1,080,126
122,558	Centrica PLC (Multi-Utilities)	234,612
124,569	Compass Group PLC (Hotels, Restaurants & Leisure)	3,140,554
6,061	Computacenter PLC (IT Services)	189,573
80,337	ConvaTec Group PLC(a) (Health Care Equipment & Supplies)	199,392
3,091	Cranswick PLC (Food Products)	131,423
6,094	Derwent London PLC (Office REITs)	135,433
63,875	Diageo PLC (Beverages)	2,415,495
5,606	Diploma PLC (Trading Companies & Distributors)	194,365
63,186	DS Smith PLC (Containers & Packaging)	219,159
5,030	Endava PLC ADR* (IT Services)	252,305
9,079	Entain PLC (Hotels, Restaurants & Leisure)	103,068
17,233	Ferguson PLC (Trading Companies & Distributors)	2,588,423
73,156	GSK PLC (Pharmaceuticals)	1,304,135
11,510	IMI PLC (Machinery)	205,558
598	Immunocore Holdings PLC ADR* (Biotechnology)	26,551
10,043	Indivior PLC* (Pharmaceuticals)	192,256
30,054	J Sainsbury PLC (Consumer Staples Distribution & Retail)	94,034
126,020	JD Sports Fashion PLC (Specialty Retail)	195,940
15,052	JET2 PLC (Passenger Airlines)	183,947
110,624	Kingfisher PLC (Specialty Retail)	282,480
212,624	Legal & General Group PLC (Insurance)	547,826
9,523	London Stock Exchange Group PLC (Capital Markets)	960,823
75,606	Man Group PLC (Capital Markets)	202,143
201,425	NatWest Group PLC (Banks)	438,264
2,804	Noble Corp. PLC (Energy Equipment & Services)	130,919
226,317	Prudential PLC (Insurance)	2,366,457
29,530	QinetiQ Group PLC (Aerospace & Defense)	118,803
30,265	Reckitt Benckiser Group PLC (Household Products) RELX PLC	2,024,938
71,820	(Professional Services)	2,507,724

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
21,978	Rio Tinto PLC (Metals & Mining)	$1,402,206
1,429,170	Rolls-Royce Holdings PLC* (Aerospace & Defense)	3,761,895
41,079	Rotork PLC (Machinery)	146,895
13,316	Safestore Holdings PLC (Specialized REITs)	110,809
33,560	Segro PLC (Industrial REITs)	291,708
111,144	Serco Group PLC (Commercial Services & Supplies)	193,179
53,115	Shell PLC (Oil, Gas & Consumable Fuels)	1,735,141
190,170	Tesco PLC (Consumer Staples Distribution & Retail)	624,054
112,759	Tritax Big Box REIT PLC (Industrial REITs)	187,734
14,948	Unilever PLC (Personal Products)	707,947
9,998	Weir Group PLC (Machinery)	207,664
51,830	WH Smith PLC (Specialty Retail)	730,762
4,651	Whitbread PLC (Hotels, Restaurants & Leisure)	188,589

		40,571,082

United States – 50.5%
44,051	Abbott Laboratories (Health Care Equipment & Supplies)	4,165,022
10,744	AbbVie, Inc. (Biotechnology)	1,516,838
1,491	ABM Industries, Inc. (Commercial Services & Supplies)	58,656
984	Acuity Brands, Inc. (Electrical Equipment)	159,378
7,727	Adeia, Inc. (Software)	65,139
2,463	Adobe, Inc.* (Software)	1,310,464
5,296	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	521,656
15,359	Affirm Holdings, Inc.* (Financial Services)	270,472
5,740	Agree Realty Corp. (Retail REITs)	321,096
2,895	Alamo Group, Inc. (Machinery)	464,068
11,754	Alight, Inc. Class A* (Professional Services)	78,047
2,086	Allegiant Travel Co. (Passenger Airlines)	138,969
3,453	Allison Transmission Holdings, Inc. (Machinery)	174,100
27,031	Allstate Corp. (Insurance)	3,463,482
117,248	Alphabet, Inc. Class A* (Interactive Media & Services)	14,548,132
113,359	Amazon.com, Inc.* (Broadline Retail)	15,086,949
976	Amedisys, Inc.* (Health Care Providers & Services)	89,294
96,947	American International Group, Inc. (Insurance)	5,943,821
11,819	Ameris Bancorp (Banks)	440,849
5,266	AMERISAFE, Inc. (Insurance)	268,408

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
1,331	AMN Healthcare Services, Inc.* (Health Care Providers & Services)	$100,970
20,570	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	1,656,913
3,475	Appfolio, Inc. Class A* (Software)	651,806
44,303	Apple, Inc. (Technology Hardware, Storage & Peripherals)	7,565,623
17,548	Arcutis Biotherapeutics, Inc.* (Biotechnology)	39,483
13,071	Artivion, Inc.* (Health Care Equipment & Supplies)	166,525
1,443	Ashland, Inc. (Chemicals)	110,577
1,286	Atkore, Inc.* (Electrical Equipment)	159,824
13,379	Atlassian Corp. Class A* (Software)	2,416,783
8,900	AtriCure, Inc.* (Health Care Equipment & Supplies)	308,296
52,067	Aurora Innovation, Inc.* (Software)	91,117
2,930	Avantax, Inc.* (Capital Markets)	75,623
15,696	Avient Corp. (Chemicals)	496,308
5,239	Avnet, Inc. (Electronic Equipment, Instruments & Components)	242,723
5,089	Azenta, Inc.* (Life Sciences Tools & Services)	231,295
3,209	Balchem Corp. (Chemicals)	373,014
135,184	Bank of America Corp. (Banks)	3,560,747
1,699	Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	120,918
14,491	Becton Dickinson & Co. (Health Care Equipment & Supplies)	3,663,035
3,176	Belden, Inc. (Electronic Equipment, Instruments & Components)	225,178
2,278	BellRing Brands, Inc.* (Personal Products)	99,617
20,917	Berkshire Hathaway, Inc. Class B* (Financial Services)	7,139,600
3,066	Berkshire Hills Bancorp, Inc. (Banks)	60,124
34,526	BGC Group, Inc. Class A (Capital Markets)	202,668
19,073	BioCryst Pharmaceuticals, Inc.* (Biotechnology)	104,711
3,272	Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	76,368
570	Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,590,049
4,748	Boot Barn Holdings, Inc.* (Specialty Retail)	329,986
41,108	BorgWarner, Inc. (Automobile Components)	1,516,885
12,814	Bowlero Corp. Class A* (Hotels, Restaurants & Leisure)	129,293
5,351	Brink’s Co. (Commercial Services & Supplies)	357,768
2,837	Buckle, Inc. (Specialty Retail)	95,805

Shares	Description	Value

Common Stocks (continued)

United States (continued)
4,851	Bumble, Inc. Class A* (Interactive Media & Services)	$65,197
1,665	Cactus, Inc. Class A (Energy Equipment & Services)	78,155
7,928	Cadence Design Systems, Inc.* (Software)	1,901,531
3,334	Caleres, Inc. (Specialty Retail)	85,284
46,925	CarMax, Inc.* (Specialty Retail)	2,866,648
12,991	Carrier Global Corp. (Building Products)	619,151
2,964	Cars.com, Inc.* (Interactive Media & Services)	45,142
5,996	Catalyst Pharmaceuticals, Inc.* (Biotechnology)	74,410
11,218	Caterpillar, Inc. (Machinery)	2,535,829
9,329	Cathay General Bancorp (Banks)	316,346
8,800	CBIZ, Inc.* (Professional Services)	457,248
13,696	Central Garden & Pet Co. Class A* (Household Products)	543,594
16,294	ChampionX Corp. (Energy Equipment & Services)	501,855
2,425	Chart Industries, Inc.* (Machinery)	281,858
6,740	Chemed Corp. (Health Care Providers & Services)	3,792,261
19,699	Chevron Corp. (Oil, Gas & Consumable Fuels)	2,870,735
460	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	893,412
6,947	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	233,836
11,112	Cigna Group (Health Care Providers & Services)	3,435,830
2,676	Clearfield, Inc.* (Communications Equipment)	64,278
2,460	Cognizant Technology Solutions Corp. Class A (IT Services)	158,596
7,127	Cohen & Steers, Inc. (Capital Markets)	372,314
42,477	ConocoPhillips (Oil, Gas & Consumable Fuels)	5,046,268
9,865	Constellium SE* (Metals & Mining)	155,867
13,256	CoreCivic, Inc.* (Commercial Services & Supplies)	168,351
4,514	Cousins Properties, Inc. (Office REITs)	80,665
28,740	Crown Castle, Inc. (Specialized REITs)	2,672,245
7,241	CryoPort, Inc.* (Life Sciences Tools & Services)	70,238
2,136	Curtiss-Wright Corp. (Aerospace & Defense)	424,658
19,130	Danaher Corp. (Life Sciences Tools & Services)	3,673,343
2,479	Dave & Buster’s Entertainment, Inc.* (Hotels, Restaurants & Leisure)	86,616

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

United States (continued)
5,622	Deere & Co. (Machinery)	$2,054,054
35,480	Dexcom, Inc.* (Health Care Equipment & Supplies)	3,151,688
6,266	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	1,004,565
2,968	Dime Community Bancshares, Inc. (Banks)	54,582
4,657	Dollar General Corp. (Consumer Staples Distribution & Retail)	554,369
31,590	Dominion Energy, Inc. (Multi-Utilities)	1,273,709
3,600	Ducommun, Inc.* (Aerospace & Defense)	172,224
17,618	Dynatrace, Inc.* (Software)	787,701
15,416	Ecovyst, Inc.* (Chemicals)	141,827
4,327	Eli Lilly & Co. (Pharmaceuticals)	2,396,855
2,084	Employers Holdings, Inc. (Insurance)	79,192
1,473	EnerSys (Electrical Equipment)	126,059
12,028	Entravision Communications Corp. Class A (Media)	43,060
2,370	EPAM Systems, Inc.* (IT Services)	515,641
4,456	Essent Group Ltd. (Financial Services)	210,501
20,225	Estee Lauder Cos., Inc. Class A (Personal Products)	2,606,396
2,121	Evercore, Inc. Class A (Capital Markets)	276,112
15,021	Extra Space Storage, Inc. (Specialized REITs)	1,556,025
7,938	Extreme Networks, Inc.* (Communications Equipment)	163,682
830	Fair Isaac Corp.* (Software)	702,072
2,204	Federal Agricultural Mortgage Corp. Class C (Financial Services)	327,426
4,339	First Merchants Corp. (Banks)	118,498
4,308	First Watch Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	71,987
2,286	FirstCash Holdings, Inc. (Consumer Finance)	248,991
27,804	Fiserv, Inc.* (Financial Services)	3,162,705
21,992	Flywire Corp.* (Financial Services)	591,365
4,048	Foot Locker, Inc. (Specialty Retail)	84,968
3,340	Fortrea Holdings, Inc.* (Life Sciences Tools & Services)	94,856
3,740	Fox Factory Holding Corp.* (Automobile Components)	304,698
56,578	Freeport-McMoRan, Inc. (Metals & Mining)	1,911,205
5,842	Fresh Del Monte Produce, Inc. (Food Products)	146,050
3,858	Frontdoor, Inc.* (Diversified Consumer Services)	111,612
1,206	FTI Consulting, Inc.* (Professional Services)	255,986
88,593	General Motors Co. (Automobiles)	2,498,323

Shares	Description	Value

Common Stocks (continued)

United States (continued)
7,472	Glacier Bancorp, Inc. (Banks)	$225,580
11,520	Global Payments, Inc. (Financial Services)	1,223,654
8,404	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	384,147
5,092	Grand Canyon Education, Inc.* (Diversified Consumer Services)	602,536
2,979	Granite Construction, Inc. (Construction & Engineering)	120,590
308	Group 1 Automotive, Inc. (Specialty Retail)	77,718
3,176	Hackett Group, Inc. (IT Services)	70,793
3,197	Haemonetics Corp.* (Health Care Equipment & Supplies)	272,480
11,799	Halozyme Therapeutics, Inc.* (Biotechnology)	399,632
2,925	Hancock Whitney Corp. (Banks)	100,708
22,536	Hartford Financial Services Group, Inc. (Insurance)	1,655,269
12,004	HCA Healthcare, Inc. (Health Care Providers & Services)	2,714,585
7,885	HealthEquity, Inc.* (Health Care Providers & Services)	565,197
8,570	Heartland Express, Inc. (Ground Transportation)	99,926
2,263	Helen of Troy Ltd.* (Household Durables)	222,498
2,962	Herbalife Ltd.* (Personal Products)	42,209
5,661	Heritage Commerce Corp. (Banks)	46,307
28,000	Hess Corp. (Oil, Gas & Consumable Fuels)	4,043,200
8,676	Home Depot, Inc. (Specialty Retail)	2,469,970
9,519	Honeywell International, Inc. (Industrial Conglomerates)	1,744,452
7,564	Hope Bancorp, Inc. (Banks)	66,261
12,939	Horace Mann Educators Corp. (Insurance)	410,554
4,571	Hostess Brands, Inc. * (Food Products)	152,671
5,765	Houlihan Lokey, Inc. (Capital Markets)	579,498
1,931	Hub Group, Inc. Class A* (Air Freight & Logistics)	132,756
7,550	Humana, Inc. (Health Care Providers & Services)	3,953,859
3,706	ICF International, Inc. (Professional Services)	469,661
1,685	ICU Medical, Inc.* (Health Care Equipment & Supplies)	165,231
3,650	IDACORP, Inc. (Electric Utilities)	345,691
5,202	Independent Bank Corp. (Banks)	253,858
22,227	Ingersoll Rand, Inc. (Machinery)	1,348,734
2,364	Ingevity Corp.* (Chemicals)	95,222
3,177	Inmode Ltd.* (Health Care Equipment & Supplies)	60,681

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,308	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	$330,736
9,127	Insmed, Inc.* (Biotechnology)	228,723
4,800	Intapp, Inc.* (Software)	164,160
6,716	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	241,507
60,295	Intercontinental Exchange, Inc. (Capital Markets)	6,478,095
3,165	InterDigital, Inc. (Software)	238,166
4,728	International Game Technology PLC (Hotels, Restaurants & Leisure)	120,186
7,322	Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	364,343
7,886	Intuit, Inc. (Software)	3,903,176
7,819	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	2,050,298
4,385	ITT, Inc. (Machinery)	409,340
15,291	Janus International Group, Inc.* (Building Products)	143,124
20,740	Johnson & Johnson (Pharmaceuticals)	3,076,572
19,350	JPMorgan Chase & Co. (Banks)	2,690,811
5,052	Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	65,019
56,847	KKR & Co., Inc. (Capital Markets)	3,149,324
627,210	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	4,541,000
11,615	L3Harris Technologies, Inc. (Aerospace & Defense)	2,083,847
9,630	Laboratory Corp. of America Holdings (Health Care Providers & Services)	1,923,400
2,333	Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	150,712
23,269	Laureate Education, Inc. (Diversified Consumer Services)	329,024
2,176	LCI Industries (Automobile Components)	236,074
13,392	Lear Corp. (Automobile Components)	1,737,746
13,313	Legalzoom.com, Inc.* (Professional Services)	132,731
11,033	Leonardo DRS, Inc.* (Aerospace & Defense)	210,399
1,675	Lithia Motors, Inc. (Specialty Retail)	405,702
6,773	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	477,767
23,986	Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	538,486
6,641	Marsh & McLennan Cos., Inc. (Insurance)	1,259,466
3,486	Martin Marietta Materials, Inc. (Construction Materials)	1,425,565
1,190	Masonite International Corp.* (Building Products)	94,177

Shares	Description	Value

Common Stocks (continued)

United States (continued)
8,780	Mastercard, Inc. Class A (Financial Services)	$3,304,353
12,400	Matador Resources Co. (Oil, Gas & Consumable Fuels)	764,956
2,129	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	516,644
14,500	Meta Platforms, Inc. Class A* (Interactive Media & Services)	4,368,415
570	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	561,564
68,307	Microsoft Corp. (Software)	23,095,280
6,902	Minerals Technologies, Inc. (Chemicals)	373,122
767	MongoDB, Inc.* (IT Services)	264,301
11,110	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	4,907,731
23,337	Monster Beverage Corp.* (Beverages)	1,192,521
38,626	Nasdaq, Inc. (Capital Markets)	1,915,850
7,910	National Energy Services Reunited Corp.* (Energy Equipment & Services)	44,691
4,840	National Health Investors, Inc. (Health Care REITs)	242,194
2,741	NCR Atleos Corp.* (Financial Services)	60,466
5,622	NCR Voyix Corp.* (Software)	85,960
1,158	Nelnet, Inc. Class A (Consumer Finance)	98,210
3,263	Netflix, Inc.* (Entertainment)	1,343,344
1,538	Nexstar Media Group, Inc. (Media)	215,443
55,260	NextEra Energy, Inc. (Electric Utilities)	3,221,658
8,406	Northwestern Energy Group, Inc. (Multi-Utilities)	403,572
3,992	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	527,184
6,733	NOW, Inc.* (Trading Companies & Distributors)	74,198
23,188	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	9,456,066
535	NVR, Inc.* (Household Durables)	2,895,752
29,134	OceanFirst Financial Corp. (Banks)	368,836
9,283	Old National Bancorp (Banks)	127,177
6,445	O’Reilly Automotive, Inc.* (Specialty Retail)	5,996,686
1,321	OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	137,741
4,354	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	367,478
15,582	Pacific Premier Bancorp, Inc. (Banks)	296,058

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

United States (continued)
5,107	Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	$167,612
6,712	Parker-Hannifin Corp. (Machinery)	2,476,124
3,711	Patrick Industries, Inc. (Automobile Components)	278,882
20,807	Patterson-UTI Energy, Inc. (Energy Equipment & Services)	264,249
17,553	Paycor HCM, Inc.* (Professional Services)	378,794
3,602	Paylocity Holding Corp.* (Professional Services)	646,199
3,684	Peapack-Gladstone Financial Corp. (Banks)	86,095
44,255	Peloton Interactive, Inc. Class A* (Leisure Products)	210,654
1,669	Penumbra, Inc.* (Health Care Equipment & Supplies)	319,029
23,305	PepsiCo, Inc. (Beverages)	3,805,240
6,676	PetIQ, Inc. * (Health Care Providers & Services)	125,309
52,153	Pfizer, Inc. (Pharmaceuticals)	1,593,796
2,983	PGT Innovations, Inc.* (Building Products)	89,311
16,416	Phreesia, Inc.* (Health Care Technology)	224,243
1,126	Portland General Electric Co. (Electric Utilities)	45,063
2,012	Preferred Bank (Banks)	119,855
19,803	Primoris Services Corp. (Construction & Engineering)	595,278
8,410	Progyny, Inc.* (Health Care Providers & Services)	259,533
24,295	Prologis, Inc. (Industrial REITs)	2,447,721
9,371	ProPetro Holding Corp.* (Energy Equipment & Services)	98,208
555	QuidelOrtho Corp.* (Health Care Equipment & Supplies)	33,899
5,170	Rapid7, Inc.* (Software)	240,353
2,550	RBC Bearings, Inc.* (Machinery)	560,592
11,320	Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	71,090
15,361	Regal Rexnord Corp. (Electrical Equipment)	1,818,896
6,931	Revolve Group, Inc.* (Specialty Retail)	95,301
24,814	Rivian Automotive, Inc. Class A* (Automobiles)	402,483
12,860	Ross Stores, Inc. (Specialty Retail)	1,491,374
5,557	Ryman Hospitality Properties, Inc. (Hotel & Resort REITs)	475,679
2,713	S&T Bancorp, Inc. (Banks)	69,887
15,925	Saia, Inc.* (Ground Transportation)	5,708,953
33,923	Salesforce, Inc.* (Software)	6,812,756
8,718	SBA Communications Corp. (Specialized REITs)	1,818,836

Shares	Description	Value

Common Stocks (continued)

United States (continued)
14,781	Schlumberger NV (Energy Equipment & Services)	$822,710
3,408	Science Applications International Corp. (Professional Services)	372,290
15,102	Seacoast Banking Corp. of Florida (Banks)	305,211
10,310	Select Water Solutions, Inc. (Energy Equipment & Services)	76,706
4,242	ServiceNow, Inc.* (Software)	2,468,208
23,135	Sherwin-Williams Co. (Chemicals)	5,510,988
18,811	Shoals Technologies Group, Inc. Class A* (Electrical Equipment)	288,937
11,830	Silgan Holdings, Inc. (Containers & Packaging)	473,910
2,913	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	268,520
7,041	Skyline Champion Corp.* (Household Durables)	412,814
30,350	SLM Corp. (Consumer Finance)	394,550
35,342	Snap, Inc. Class A* (Interactive Media & Services)	353,773
1,758	SouthState Corp. (Banks)	116,204
2,970	Spirit Realty Capital, Inc. (Retail REITs)	106,890
8,301	SPX Technologies, Inc.* (Machinery)	665,076
47,684	SS&C Technologies Holdings, Inc. (Professional Services)	2,396,121
7,758	SSR Mining, Inc. (Metals & Mining)	107,356
17,676	STAG Industrial, Inc. (Industrial REITs)	587,197
4,820	STERIS PLC (Health Care Equipment & Supplies)	1,012,104
9,833	Sterling Check Corp.* (Professional Services)	109,933
7,683	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	251,926
7,792	Stifel Financial Corp. (Capital Markets)	444,144
1,235	StoneX Group, Inc.* (Capital Markets)	117,720
4,034	Stride, Inc.* (Diversified Consumer Services)	221,789
15,699	Stryker Corp. (Health Care Equipment & Supplies)	4,242,184
13,366	Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	318,779
19,347	Target Corp. (Consumer Staples Distribution & Retail)	2,143,454
15,801	TEGNA, Inc. (Media)	229,273
2,469	Tempur Sealy International, Inc. (Household Durables)	98,587
8,619	Terex Corp. (Machinery)	394,750

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
19,858	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	$2,820,035
7,079	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	718,802
877	Thor Industries, Inc. (Automobiles)	77,115
1,180	Tidewater, Inc.* (Energy Equipment & Services)	80,653
7,013	T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	1,008,890
8,543	Topgolf Callaway Brands Corp.* (Leisure Products)	104,395
2,346	Trade Desk, Inc. Class A* (Media)	166,472
10,166	Tradeweb Markets, Inc. Class A (Capital Markets)	915,042
67,279	Truist Financial Corp. (Banks)	1,908,032
3,525	U.S. Physical Therapy, Inc. (Health Care Providers & Services)	296,488
5,405	U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	65,238
5,250	UFP Industries, Inc. (Building Products)	499,642
3,928	Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	93,722
33,191	Union Pacific Corp. (Ground Transportation)	6,890,784
9,104	UnitedHealth Group, Inc. (Health Care Providers & Services)	4,875,738
2,736	Univest Financial Corp. (Banks)	45,582
14,209	Utz Brands, Inc. (Food Products)	173,208
371	Valmont Industries, Inc. (Construction & Engineering)	73,054
9,513	Vector Group Ltd. (Tobacco)	97,794
12,593	Veracyte, Inc.* (Biotechnology)	260,927
23,555	VeriSign, Inc.* (IT Services)	4,702,991
19,850	Verisk Analytics, Inc. (Professional Services)	4,513,096
2,743	Vertex Pharmaceuticals, Inc.* (Biotechnology)	993,268
3,140	Viad Corp.* (Commercial Services & Supplies)	76,082
40,910	Viavi Solutions, Inc.* (Communications Equipment)	318,280
9,238	Viper Energy Partners LP (Oil, Gas & Consumable Fuels)	263,098
20,020	Visa, Inc. Class A (Financial Services)	4,706,702
8,773	Vivid Seats, Inc. Class A* (Entertainment)	51,585
2,298	Voya Financial, Inc. (Financial Services)	153,437
5,151	Wabash National Corp. (Machinery)	106,574
1,576	Walker & Dunlop, Inc. (Financial Services)	102,125

Shares	Description	Value

Common Stocks (continued)

United States (continued)
6,510	Waste Connections, Inc. (Commercial Services & Supplies)	$843,045
11,600	Waste Management, Inc. (Commercial Services & Supplies)	1,906,228
68,662	Wells Fargo & Co. (Banks)	2,730,688
3,103	Western Alliance Bancorp (Banks)	127,533
248	White Mountains Insurance Group Ltd. (Insurance)	354,826
3,049	Wintrust Financial Corp. (Banks)	227,730
6,284	World Kinect Corp. (Oil, Gas & Consumable Fuels)	116,254
29,925	Zoetis, Inc. (Pharmaceuticals)	4,698,225

		384,265,250

Uruguay* – 0.3%
1,509	MercadoLibre, Inc. (Broadline Retail)	1,872,277

TOTAL COMMON STOCKS (Cost $658,743,494)		$687,395,930

Shares	Dividend Rate	Value

Preferred Stocks – 0.3%

Brazil – 0.2%
CTEEP-Cia de Transmissao de Energia Eletrica Paulista (Electric Utilities)
29,700	5.014%	$124,826

Gerdau SA (Metals & Mining)
35,340	14.599	152,596

Itausa SA (Banks)
46,100	8.564	79,001

Metalurgica Gerdau SA (Metals & Mining)
80,200	11.229	164,321

Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
124,000	10.467	854,418

		1,375,162

South Korea – 0.1%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)
17,625	2.696	703,673

TOTAL PREFERRED STOCKS (Cost $2,051,870)		$2,078,835

Shares	Description	Value

Exchange Traded Funds – 0.2%

20,800	iShares Core MSCI Emerging Markets ETF	$955,552

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Exchange Traded Funds

26,490	iShares MSCI Saudi Arabia ETF	$1,003,706

TOTAL EXCHANGE TRADED FUNDS (Cost $2,107,422)		$1,959,258

Shares	Dividend Rate	Value

Investment Companies(c) –7.9%
Goldman Sachs Financial Square Government Fund — Class R6
24,443,593	5.258%	$24,443,593
Goldman Sachs Financial Square Government Fund — Institutional Shares
35,857,520	5.258	35,857,520

TOTAL INVESTMENT COMPANIES – 7.9% (Cost $60,301,113)		$60,301,113

TOTAL INVESTMENTS – 98.7% (Cost $723,203,899)		$751,735,136

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		9,735,309

NET ASSETS – 100.0%		$761,470,445

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an Affiliated Issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2023

Sector	% of Total Market Value

Information Technology	16.8%

Financials	16.0

Health Care	13.0

Industrials	12.2

Consumer Discretionary	10.9

Investment Companies	8.0

Consumer Staples	5.1

Communication Services	4.9

Energy	4.6

Materials	4.4

Real Estate	2.2

Utilities	1.6

Exchange Traded Funds	0.3

100.0%

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA	DKK	19,380,000	USD	2,743,754	11/02/23	$3,988
	EUR	25,710,000	USD	27,173,459	11/02/23	32,443
	GBP	9,975,000	USD	12,103,499	11/02/23	20,739
	ILS	1,200,000	USD	295,887	11/02/23	1,016
	NOK	6,200,000	USD	553,902	11/02/23	1,143
	SEK	27,975,000	USD	2,503,430	11/02/23	2,941
	SGD	1,460,000	USD	1,065,741	11/02/23	706
	USD	6,088,843	AUD	9,480,000	11/02/23	74,780
	USD	6,030,603	AUD	9,480,000	12/04/23	9,910
	USD	8,229,968	CHF	7,480,000	11/02/23	5,315
	USD	8,325,737	CHF	7,480,000	12/04/23	70,854
	USD	2,761,565	DKK	19,380,000	11/02/23	13,822
	USD	27,311,959	EUR	25,710,000	11/02/23	106,056
	USD	12,158,820	GBP	9,975,000	11/02/23	34,582
	USD	1,858,574	HKD	14,530,000	11/02/23	1,679
	USD	1,858,908	HKD	14,530,000	12/04/23	761

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA (continued)	USD	314,686	ILS	1,200,000	11/02/23	$17,783
	USD	19,453,890	JPY	2,879,000,000	11/02/23	454,094
	USD	19,322,678	JPY	2,879,000,000	12/04/23	218,667
	USD	575,166	NOK	6,200,000	11/02/23	20,121
	USD	161,060	NZD	270,000	11/02/23	3,757
	USD	157,467	NZD	270,000	12/04/23	148
	USD	2,554,987	SEK	27,975,000	11/02/23	48,616
	USD	1,069,460	SGD	1,460,000	11/02/23	3,014
JPMorgan Securities, Inc.	DKK	6,590,000	USD	932,990	11/02/23	1,356
	EUR	8,750,000	USD	9,248,066	11/02/23	11,042
	GBP	3,395,000	USD	4,119,437	11/02/23	7,058
	ILS	400,000	USD	98,629	11/02/23	339
	NOK	2,100,000	USD	187,612	11/02/23	387
	SEK	9,525,000	USD	852,374	11/02/23	1,001
	SGD	500,000	USD	364,980	11/02/23	242
	USD	2,068,151	AUD	3,220,000	11/02/23	25,400
	USD	2,048,370	AUD	3,220,000	12/04/23	3,366
	USD	2,805,671	CHF	2,550,000	11/02/23	1,812
	USD	2,838,319	CHF	2,550,000	12/04/23	24,155
	USD	939,046	DKK	6,590,000	11/02/23	4,700
	USD	9,295,202	EUR	8,750,000	11/02/23	36,095
	USD	4,138,265	GBP	3,395,000	11/02/23	11,770
	USD	631,889	HKD	4,940,000	11/02/23	571
	USD	632,003	HKD	4,940,000	12/04/23	259
	USD	104,895	ILS	400,000	11/02/23	5,928
	USD	6,615,268	JPY	979,000,000	11/02/23	154,414
	USD	6,570,650	JPY	979,000,000	12/04/23	74,358
	USD	194,814	NOK	2,100,000	11/02/23	6,815
	USD	53,687	NZD	90,000	11/02/23	1,252
	USD	52,489	NZD	90,000	12/04/23	49
	USD	869,928	SEK	9,525,000	11/02/23	16,553
	USD	366,253	SGD	500,000	11/02/23	1,032
UBS AG (London)	PLN	139,763	USD	33,161	11/03/23	19

TOTAL						$1,536,908

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA	AUD	9,480,000	USD	6,024,228	11/02/23	$(10,166)
	CHF	7,480,000	USD	8,297,779	11/02/23	(73,126)
	HKD	14,530,000	USD	1,857,836	11/02/23	(942)
	JPY	2,879,000,000	USD	19,224,792	11/02/23	(224,996)
	NZD	270,000	USD	157,455	11/02/23	(151)
	USD	2,748,154	DKK	19,380,000	12/04/23	(4,459)
	USD	27,208,474	EUR	25,710,000	12/04/23	(36,351)
	USD	12,105,768	GBP	9,975,000	12/04/23	(21,156)
	USD	296,286	ILS	1,200,000	12/04/23	(1,079)
	USD	554,424	NOK	6,200,000	12/04/23	(1,182)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA (continued)	USD	2,506,610	SEK	27,975,000	12/04/23	$(3,378)
	USD	1,067,244	SGD	1,460,000	12/04/23	(795)
JPMorgan Securities, Inc.	AUD	3,220,000	USD	2,046,204	11/02/23	(3,453)
	CHF	2,550,000	USD	2,828,788	11/02/23	(24,929)
	HKD	4,940,000	USD	631,639	11/02/23	(320)
	JPY	979,000,000	USD	6,537,364	11/02/23	(76,509)
	NZD	90,000	USD	52,485	11/02/23	(50)
	USD	934,486	DKK	6,590,000	12/04/23	(1,516)
	USD	9,259,982	EUR	8,750,000	12/04/23	(12,372)
	USD	4,120,209	GBP	3,395,000	12/04/23	(7,201)
	USD	98,762	ILS	400,000	12/04/23	(360)
	USD	187,789	NOK	2,100,000	12/04/23	(400)
	USD	853,457	SEK	9,525,000	12/04/23	(1,150)
	USD	365,495	SGD	500,000	12/04/23	(272)

TOTAL						$(506,313)

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	179	12/15/23	$37,699,638	$(2,682,179)
S&P Toronto Stock Exchange 60 Index	132	12/14/23	21,607,355	(1,503,026)

TOTAL FUTURES CONTRACTS				$(4,185,205)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LP	—Limited Partnership
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments October 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – 34.1%

Advertising(a)(b) – 0.2%
CMG Media Corp.
	$2,329,000	8.875%	12/15/27	$1,810,145
Summer BC Holdco A SARL
EUR	282,931	9.250	10/31/27	238,247
Summer BC Holdco B SARL
	442,000	5.750	10/31/26	422,732

				2,471,124

Aerospace & Defense – 0.2%
Bombardier, Inc.(a)(b)
	$560,000	7.875	04/15/27	539,202
	1,142,000	7.500	02/01/29	1,057,777
TransDigm, Inc.(a)(b)
	913,000	6.250	03/15/26	892,686

				2,489,665

Airlines – 0.6%
Allegiant Travel Co.(a)(b)
	255,000	7.250	08/15/27	231,821
American Airlines, Inc.(a)(b)
	504,000	7.250	02/15/28	469,269
Avianca Midco 2 PLC(a)(b)
	1,743,873	9.000	12/01/28	1,441,747
Azul Secured Finance LLP(a)(b)
	484,000	11.930	08/28/28	468,173
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(a)(b)
	1,220,000	5.750	01/20/26	901,202
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.(a)(b)
	707,000	8.000	09/20/25	521,702
	349,000	8.000	09/20/25	258,386
United Airlines, Inc.(a)(b)
	345,000	4.375	04/15/26	320,881
	755,000	4.625	04/15/29	638,315
VistaJet Malta Finance PLC/Vista Management Holding, Inc.(a)(b)
	423,000	9.500	06/01/28	323,916
	943,000	6.375	02/01/30	631,225

				6,206,637

Apparel(a)(b) – 0.3%
CT Investment GmbH
EUR	1,145,000	5.500	04/15/26	1,135,029
Hanesbrands, Inc.
	$873,000	9.000	02/15/31	811,707
Wolverine World Wide, Inc.
	1,464,000	4.000	08/15/29	1,090,167

				3,036,903

Automotive – 1.1%
Adient Global Holdings Ltd.(a)(b)
	420,000	8.250	04/15/31	410,428
Allison Transmission, Inc.(a)(b)
	499,000	4.750	10/01/27	456,166
Benteler International AG(a)
EUR	333,000	9.375	05/15/28	355,709

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
	$650,000	10.500	%(b)	05/15/28	$656,441
Clarios Global LP/Clarios U.S. Finance Co.(a)
EUR	475,000	4.375		05/15/26	482,132
	$569,000	8.500	(b)	05/15/27	560,624
Dana Financing Luxembourg SARL(a)
EUR	600,000	3.000	(b)	07/15/29	501,997
	430,000	8.500		07/15/31	464,278
Dealer Tire LLC/DT Issuer LLC(a)(b)
	$755,000	8.000		02/01/28	707,661
Ford Motor Credit Co. LLC(a)
	360,000	4.063		11/01/24	350,687
	626,000	4.125		08/17/27	568,809
	145,000	3.815		11/02/27	129,314
	425,000	6.800		05/12/28	423,933
	1,220,000	5.113		05/03/29	1,106,333
	1,205,000	4.000		11/13/30	992,510
IHO Verwaltungs GmbH(a)(b)(c)
	335,000	6.000		05/15/27	312,193
EUR	920,000	8.750		05/15/28	1,004,087
	$435,000	6.375		05/15/29	382,317
Jaguar Land Rover Automotive PLC(a)(b)
EUR	685,000	4.500		07/15/28	660,719
	$934,000	5.500		07/15/29	805,837
Tenneco, Inc.(a)(b)
	800,000	8.000		11/17/28	642,000

					11,974,175

Banks – 2.2%
Banca Monte dei Paschi di Siena SpA(a)(d) (EIISDB05 + 5.005%)
EUR	1,580,000	7.708		01/18/28	1,457,257
Banco Bilbao Vizcaya Argentaria SA(a)(d)
(-1X 5 yr. EUR Swap + 6.039%)
	600,000	6.000		03/29/24	628,467
(-1X 5 yr. EUR Swap + 6.456%)
	400,000	6.000		01/15/26	397,846
Banco de Sabadell SA(a)(d) (5 yr. EUR Swap + 6.830%)
	800,000	9.375		07/18/28	830,609
Barclays PLC(a)(d)
(5 yr. GBP Swap + 5.639%)
GBP	778,000	9.250		09/15/28	863,729
(5 yr. UK Government Bond + 6.579%)
	370,000	7.125		06/15/25	418,672
CaixaBank SA(a)(d) (-1X 5 yr. EUR Swap + 3.857%)
EUR	800,000	3.625		09/14/28	569,613
Comerica, Inc.(a)
	$600,000	4.000		02/01/29	490,170
Commerzbank AG(a)(d) (-1X 5 yr. EUR Swap + 6.363%)
EUR	600,000	6.125		10/09/25	585,659
Deutsche Bank AG(a)(d) (5 yr. EURIBOR ICE Swap + 6.940%)
	800,000	10.000		12/01/27	846,895
Freedom Mortgage Corp.(a)(b)
	$479,000	6.625		01/15/27	414,479
	1,140,000	12.000		10/01/28	1,143,933
Ibercaja Banco SA(a)(d) (-1X 5 yr. EUR Swap + 2.882%)
EUR	600,000	2.750		07/23/30	575,202

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
International Finance Corp.
INR	450,000,000	6.300%		11/25/24	$5,352,735
Intesa Sanpaolo SpA
	$840,000	5.710	(b)	01/15/26	797,328
(-1X 5 yr. EUR Swap + 5.848%)
EUR	621,000	5.500	(a)(d)	03/01/28	548,885
(-1X 5 yr. EUR Swap + 6.086%)
	520,000	5.875	(a)(d)	09/01/31	433,292
KeyCorp(a)(d) (Secured Overnight Financing Rate Index + 1.250%)
	$500,000	3.878		05/23/25	477,745
Lloyds Banking Group PLC(a)(d)
(5 yr. UK Government Bond + 5.883%)
GBP	500,000	8.500		09/27/27	568,982
(5 yr. USD ICE Swap + 4.496%)
	$740,000	7.500		09/27/25	686,557
Novo Banco SA
EUR	95,000	3.500		01/02/43	74,063
	745,000	3.500		01/23/43	577,915
Popular, Inc.(a)
	$880,000	7.250		03/13/28	872,177
Societe Generale SA(a)(d)
(5 yr. CMT + 5.385%)
	402,000	9.375		11/22/27	387,777
(5 yr. EUR Swap + 5.228%)
EUR	500,000	7.875		01/18/29	499,291
UniCredit SpA(a)(d)
(-1X 5 yr. EUR Swap + 4.606%)
	721,000	4.450		12/03/27	584,870
(5 yr. EURIBOR ICE Swap + 7.334%)
	690,000	7.500		06/03/26	710,961
(5 yr. USD ICE Swap + 3.703%)
	$1,775,000	5.861	(b)	06/19/32	1,601,032

					23,396,141

Biotechnology(a) – 0.1%
Cidron Aida Finco SARL
EUR	819,000	5.000		04/01/28	778,045

Building Materials(a) – 0.5%
AmeriTex HoldCo Intermediate LLC(b)
	$801,000	10.250		10/15/28	758,315
Camelot Return Merger Sub, Inc.(b)
	606,000	8.750		08/01/28	565,822
CP Atlas Buyer, Inc.(b)
	901,000	7.000		12/01/28	686,571
Emerald Debt Merger Sub LLC(b)
	808,000	6.625		12/15/30	769,264
Griffon Corp.
	684,000	5.750		03/01/28	617,816
Knife River Corp.(b)
	510,000	7.750		05/01/31	508,200
Smyrna Ready Mix Concrete LLC(b)
	1,256,000	6.000		11/01/28	1,161,411

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(a) – (continued)
Summit Materials LLC/Summit Materials Finance Corp.(b)
$563,000	5.250%	01/15/29	$510,489

			5,577,888

Chemicals – 1.5%
ASP Unifrax Holdings, Inc.(a)(b)
775,000	5.250	09/30/28	526,829
Axalta Coating Systems LLC(a)(b)
505,000	3.375	02/15/29	416,231
Braskem Netherlands Finance BV(a)(b)
560,000	8.500	01/12/31	524,272
761,000	7.250	02/13/33	657,314
Cerdia Finanz GmbH(a)(b)(e)
1,000,000	10.500	02/15/27	984,510
CF Industries, Inc.
792,000	5.150	03/15/34	702,924
Chemours Co.(a)(b)
522,000	5.750	11/15/28	441,508
384,000	4.625	11/15/29	296,920
Cornerstone Chemical Co.(a)(b)
4,606,648	10.250	09/01/27	3,924,496
Crnrch Ssp Unf
152,156	0.000	12/31/50	152,156
GPD Cos., Inc.(a)(b)
391,000	10.125	04/01/26	353,812
Innophos Holdings, Inc.(a)(b)
715,000	9.375	02/15/28	674,002
Iris Holdings, Inc.(a)(b)(c)
615,000	8.750	02/15/26	547,823
NOVA Chemicals Corp.(a)(b)
1,500,000	4.250	05/15/29	1,113,750
Rain Carbon, Inc.(a)(b)
1,000,000	12.250	09/01/29	1,017,530
Rain CII Carbon LLC/CII Carbon Corp.(a)(b)
14,000	7.250	04/01/25	13,445
Rayonier AM Products, Inc.(a)(b)
1,168,000	7.625	01/15/26	991,959
SCIH Salt Holdings, Inc.(a)(b)
210,000	4.875	05/01/28	182,717
817,000	6.625	05/01/29	688,175
Tronox, Inc.(a)(b)
1,129,000	4.625	03/15/29	886,434
Vibrantz Technologies, Inc.(a)(b)
509,000	9.000	02/15/30	406,976
WR Grace Holdings LLC(a)(b)
578,000	5.625	08/15/29	447,962

			15,951,745

Commercial Services – 1.1%
ADT Security Corp.(a)(b)
527,000	4.125	08/01/29	452,203
Albion Financing 1 SARL/Aggreko Holdings, Inc.(a)(b)
570,000	6.125	10/15/26	527,324
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a)(b)
1,500,000	6.625	07/15/26	1,404,270

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – (continued)
BCP V Modular Services Finance II PLC(a)(b)
EUR	565,000	4.750%		11/30/28	$494,917
Castor SpA(a)(b)
	691,000	6.000		02/15/29	608,797
CPI CG, Inc.(a)(b)
	$538,000	8.625		03/15/26	514,931
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(a)(b)
	1,445,000	7.125		07/31/26	1,383,587
Korn Ferry(a)(b)
	915,000	4.625		12/15/27	835,148
Multiversity SRL(a)(b)(d) (3 mo. EUR EURIBOR + 8.218%)
EUR	250,000	8.218		10/30/28	262,128
Neptune Bidco U.S., Inc.(a)(b)
	$711,000	9.290		04/15/29	628,033
Sabre Global, Inc.(a)(b)
	1,440,000	11.250		12/15/27	1,281,442
StoneMor, Inc.(a)(b)
	975,000	8.500		05/15/29	781,706
Techem Verwaltungsgesellschaft 674 GmbH(a)(b)
EUR	571,479	6.000		07/30/26	585,199
United Rentals North America, Inc.(a)
	$535,000	5.250		01/15/30	489,268
	595,000	4.000		07/15/30	500,127
Verisure Holding AB(a)
EUR	470,000	9.250		10/15/27	528,389
	461,000	7.125	(b)	02/01/28	491,443
WW International, Inc.(a)(b)
	$530,000	4.500		04/15/29	331,171

					12,100,083

Computers(a) – 0.3%
Ahead DB Holdings LLC(b)
	983,000	6.625		05/01/28	811,290
CA Magnum Holdings(b)
	1,400,000	5.375		10/31/26	1,219,204
McAfee Corp.(b)
	906,000	7.375		02/15/30	724,483
Science Applications International Corp.(b)
	694,000	4.875		04/01/28	622,802
Seagate HDD Cayman
	325,000	3.375		07/15/31	222,225

					3,600,004

Distribution & Wholesale(a)(b) – 0.1%
H&E Equipment Services, Inc.
	1,143,000	3.875		12/15/28	968,430

Diversified Financial Services – 1.4%
Ally Financial, Inc.(a)
	248,000	4.750		06/09/27	224,539
Armor Holdco, Inc.(a)(b)
	890,000	8.500		11/15/29	777,370
Bach Bidco SpA(a)(b) (3 mo. EUR EURIBOR + 8.215%)
EUR	575,000	8.215		10/15/28	602,324

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Bread Financial Holdings, Inc.(a)(b)
	$455,000	7.000%		01/15/26	$415,561
Coinbase Global, Inc.(a)(b)
	600,000	3.375		10/01/28	441,120
Finance of America Funding LLC(a)(b)
	1,810,000	7.875		11/15/25	1,470,010
Global Aircraft Leasing Co. Ltd.(a)(b)(c) (PIK 7.250%, Cash 6.500%)
	1,140,656	6.500		09/15/24	1,024,035
Jefferies Finance LLC/JFIN Co.-Issuer Corp.(a)(b)
	574,000	5.000		08/15/28	459,590
Kane Bidco Ltd.(a)
GBP	213,000	6.500		02/15/27	232,735
LD Holdings Group LLC(a)(b)
	$795,000	6.500		11/01/25	640,945
	1,420,000	6.125		04/01/28	787,688
Midcap Financial Issuer Trust(a)(b)
	1,012,000	6.500		05/01/28	861,718
	735,000	5.625		01/15/30	569,191
Nationstar Mortgage Holdings, Inc.(a)(b)
	1,045,000	5.500		08/15/28	922,913
Navient Corp.(a)
	360,000	11.500		03/15/31	359,316
NFP Corp.(a)(b)
	1,067,000	6.875		08/15/28	911,794
OneMain Finance Corp.
	125,000	7.125		03/15/26	121,476
	177,000	3.500	(a)	01/15/27	149,839
	745,000	3.875	(a)	09/15/28	591,947
	91,000	9.000	(a)	01/15/29	88,757
	1,565,000	5.375	(a)	11/15/29	1,292,643
PennyMac Financial Services, Inc.(a)(b)
	555,000	4.250		02/15/29	453,224
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(a)(b)
	437,000	3.625		03/01/29	355,312
United Wholesale Mortgage LLC(a)(b)
	345,000	5.500		11/15/25	328,799
	607,000	5.750		06/15/27	553,214
	80,000	5.500		04/15/29	66,926
Voyager Aviation Holdings LLC(a)(b)(f)
	1,020,000	8.500		05/09/26	828,566

					15,531,552

Electrical – 1.0%
Calpine Corp.(a)(b)
	443,000	4.500		02/15/28	399,555
	755,000	4.625		02/01/29	636,646
Electricite de France SA(a)(d)
(-1X 5 yr. EUR Swap + 3.198%)
EUR	1,200,000	3.000		09/03/27	1,067,962
(-1X 5 yr. EUR Swap + 3.970%)
	1,600,000	3.375		06/15/30	1,301,463
Eskom Holdings SOC Ltd.(g)
	$867,000	4.314		07/23/27	758,590

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
Mercury Chile Holdco LLC(a)
	$1,687,000	6.500%		01/24/27	$1,514,083
NPC Ukrenergo(f)(g)
	263,000	6.875		11/09/28	69,038
NRG Energy, Inc.(a)(b)
	665,000	3.625		02/15/31	501,762
	571,000	7.000		03/15/33	538,442
(5 yr. CMT + 5.920%)
	639,000	10.250	(d)	03/15/28	616,635
Pattern Energy Operations LP/Pattern Energy Operations, Inc.(a)(b)
	733,000	4.500		08/15/28	637,666
Talen Energy Supply LLC(a)(b)
	688,000	8.625		06/01/30	699,840
Vistra Operations Co. LLC(a)(b)
	700,000	5.000		07/31/27	642,215
	400,000	4.375		05/01/29	339,076
	29,000	4.300		07/15/29	25,242
	667,000	7.750		10/15/31	643,955

					10,392,170

Electrical Components & Equipment(a)(b) – 0.1%
Belden, Inc.
EUR	751,000	3.375		07/15/31	655,390

Electronics(a)(b) – 0.0%
Coherent Corp.
	$556,000	5.000		12/15/29	472,361

Energy-Alternate Sources(a)(b) – 0.2%
Cullinan Holdco SCSp
EUR	500,000	4.625		10/15/26	370,885
Enviva Partners LP/Enviva Partners Finance Corp.
	$1,240,000	6.500		01/15/26	871,360
TerraForm Power Operating LLC
	952,000	5.000		01/31/28	871,461

					2,113,706

Engineering & Construction(a) – 0.3%
Abertis Infraestructuras Finance BV(d) (-1X 5 yr. EUR Swap + 3.694%)
EUR	900,000	3.248		11/24/25	880,611
Assemblin Group AB(b) (3 mo. EUR EURIBOR + 5.000%)
	400,000	8.964		07/05/29	417,383
Global Infrastructure Solutions, Inc.(b)
	$989,000	5.625		06/01/29	798,845
Tutor Perini Corp.(b)
	983,000	6.875		05/01/25	845,586

					2,942,425

Entertainment – 1.4%
888 Acquisitions Ltd.(a)(b)
EUR	753,000	7.558		07/15/27	713,943
Allwyn Entertainment Financing U.K. PLC(a)(b)
	750,000	7.250		04/30/30	787,623
Allwyn International AS(a)(b)
	350,000	3.875		02/15/27	341,171

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Entertainment – (continued)
Banijay Group SAS(a)
EUR	505,000	6.500%	03/01/26	$527,314
Caesars Entertainment, Inc.(a)(b)
	$1,675,000	8.125	07/01/27	1,658,786
	839,000	4.625	10/15/29	690,002
	540,000	7.000	02/15/30	519,761
Churchill Downs, Inc.(a)(b)
	418,000	6.750	05/01/31	390,345
Cirsa Finance International SARL(a)(b)
EUR	600,000	4.750	05/22/25	624,004
	1,280,000	4.500	03/15/27	1,233,071
Empire Resorts, Inc.(a)(b)
	$1,730,000	7.750	11/01/26	1,410,815
International Game Technology PLC(a)(b)
	335,000	6.250	01/15/27	326,437
EUR	600,000	2.375	04/15/28	559,725
	$190,000	5.250	01/15/29	172,940
Jacobs Entertainment, Inc.(a)(b)
	670,000	6.750	02/15/29	570,398
	150,000	6.750	02/15/29	125,523
LHMC Finco 2 SARL(a)(b)(c)
EUR	260,000	7.250	10/02/25	265,026
Live Nation Entertainment, Inc.(a)(b)
	$790,000	4.750	10/15/27	722,273
Loarre Investments SARL(a)(b)
EUR	600,000	6.500	05/15/29	593,842
Merlin Entertainments Ltd.(a)(b)
	$250,000	5.750	06/15/26	236,188
Raptor Acquisition Corp./Raptor Co.-Issuer LLC(a)(b)
	640,000	4.875	11/01/26	595,718
WMG Acquisition Corp.(a)(b)
EUR	769,000	2.250	08/15/31	631,220
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a)(b)
	$1,351,000	7.125	02/15/31	1,258,146

				14,954,271

Environmental(a)(b) – 0.0%
Madison IAQ LLC
	573,000	5.875	06/30/29	443,834

Food & Drug Retailing – 0.5%
Iceland Bondco PLC(a)(b)
GBP	596,000	4.625	03/15/25	714,512
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a)
	$603,000	5.500	01/15/30	551,317
Lamb Weston Holdings, Inc.(a)(b)
	925,000	4.125	01/31/30	786,121
MARB BondCo PLC(a)
	1,028,000	3.950	01/29/31	747,870
Minerva Luxembourg SA(a)(b)
	864,000	8.875	09/13/33	846,245
New Albertsons LP
	800,000	8.700	05/01/30	839,824
	175,000	8.000	05/01/31	177,293

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
Nomad Foods Bondco PLC(a)(b)
EUR	407,000	2.500%	06/24/28	$372,746
Post Holdings, Inc.(a)(b)
	$565,000	5.625	01/15/28	524,783

				5,560,711

Forest Products & Paper(a)(b) – 0.2%
Domtar Corp.
	2,579,000	6.750	10/01/28	2,102,091

Gaming(a) – 0.1%
MGM Resorts International
	819,000	4.750	10/15/28	714,954
Wynn Macau Ltd.(b)
	730,000	5.125	12/15/29	568,933

				1,283,887

Hand/Machine Tools(a)(b) – 0.0%
IMA Industria Macchine Automatiche SpA
EUR	360,000	3.750	01/15/28	342,585

Health Care Services(a)(b) – 0.1%
Cerba Healthcare SACA
	700,000	3.500	05/31/28	599,943

Healthcare Providers & Services – 1.5%
Air Methods Corp.(a)(b)(f)
	$245,000	8.000	05/15/25	617
Akumin, Inc.(a)(b)(f)
	2,595,000	7.000	11/01/25	2,207,359
	15,000	7.500	08/01/28	11,863
Avantor Funding, Inc.(a)(b)
EUR	504,000	2.625	11/01/25	512,308
	195,000	3.875	07/15/28	188,276
CAB SELAS(a)(b)
	835,000	3.375	02/01/28	736,674
Envision Healthcare Corp.(a)(b)(f)
	$835,000	8.750	10/15/26	39,136
Global Medical Response, Inc.(a)(b)
	3,545,000	6.500	10/01/25	2,258,519
HCA, Inc.(a)
	611,000	3.500	09/01/30	505,700
Legacy LifePoint Health LLC(a)(b)
	66,000	4.375	02/15/27	54,562
LifePoint Health, Inc.(a)(b)
	472,000	5.375	01/15/29	285,305
	914,000	9.875	08/15/30	825,717
Medline Borrower LP(a)(b)
	1,561,000	3.875	04/01/29	1,317,375
Molina Healthcare, Inc.(a)(b)
	893,000	4.375	06/15/28	797,244
	650,000	3.875	11/15/30	530,322
Radiology Partners, Inc.(a)(b)
	645,000	9.250	02/01/28	240,121
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)(b)
	327,000	9.750	12/01/26	307,942

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – (continued)
RP Escrow Issuer LLC(a)(b)
	$3,200,000	5.250%		12/15/25	$2,311,488

Team Health Holdings, Inc.(a)(b)
	956,000	6.375		02/01/25	766,244
Tenet Healthcare Corp.(a)
	1,131,000	6.125		10/01/28	1,046,333
	1,000,000	6.750	(b)	05/15/31	949,880

					15,892,985

Home Builders – 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.(a)(b)
	350,000	6.625		01/15/28	320,530
	321,000	4.625		08/01/29	260,206

					580,736

Home Furnishings(a)(b) – 0.1%
International Design Group SpA
EUR	600,000	6.500		11/15/25	605,092

Household Products(a)(b) – 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
	$491,000	7.000		12/31/27	419,186

Insurance – 0.5%
Acrisure LLC/Acrisure Finance, Inc.(a)(b)
	525,000	10.125		08/01/26	528,523
	131,000	4.250		02/15/29	107,426
Alliant Holdings Intermediate LLC/Alliant Holdings
Co-Issuer(a)(b)
	440,000	6.750		10/15/27	401,447
AssuredPartners, Inc.(a)(b)
	3,250,000	7.000		08/15/25	3,184,610
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond
Co.-Issuer, Inc.(a)(b)(c)
	1,191,875	7.625		10/15/25	1,161,423
Sagicor Financial Co. Ltd.(a)
	235,000	5.300		05/13/28	217,866

					5,601,295

Internet – 0.3%
ANGI Group LLC(a)(b)
	979,000	3.875		08/15/28	735,797
Cablevision Lightpath LLC(a)(b)
	550,000	5.625		09/15/28	412,505
Engineering - Ingegneria Informatica - SpA(a)(b)
EUR	650,000	5.875		09/30/26	608,693
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(a)(b)
	$346,000	5.250		12/01/27	326,610
	207,000	3.500		03/01/29	174,093
GrubHub Holdings, Inc.(a)(b)
	470,000	5.500		07/01/27	346,743
HSE Finance SARL(a)(b)
EUR	150,000	5.625		10/15/26	80,575
Netflix, Inc.(a)(b)
	323,000	3.625		06/15/30	327,894

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Internet – (continued)

United Group BV(a)(b)
EUR	870,000	5.250%		02/01/30	$744,953

					3,757,863

Investment Companies – 0.6%
Blackstone Private Credit Fund(a)
	$1,000,000	2.625		12/15/26	856,300
Blue Owl Capital Corp.(a)
	962,000	3.400		07/15/26	857,748
Gaci First Investment Co.(a)
	478,000	4.875		02/14/35	422,433
	879,000	5.125		02/14/53	677,929
GTCR W-2 Merger Sub LLC(a)(b)
	500,000	7.500		01/15/31	493,055
Khazanah Capital Ltd.
	1,471,000	4.876		06/01/33	1,346,627
Khazanah Global Sukuk Bhd.
	415,000	4.687		06/01/28	398,010
MDGH GMTN RSC Ltd.
	633,000	5.500	(a)	04/28/33	612,427
	925,000	5.875	(b)	05/01/34	914,714

					6,579,243

Iron/Steel – 0.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP(a)(b)
	2,215,000	8.750		07/15/26	2,131,561
CSN Resources SA(a)
	758,000	5.875		04/08/32	596,925
Mineral Resources Ltd.(a)(b)
	2,000,000	8.125		05/01/27	1,942,940
	442,000	8.000		11/01/27	428,369
	447,000	9.250		10/01/28	446,258
	504,000	8.500		05/01/30	484,913
Tacora Resources, Inc.(a)(b)
	405,000	8.250		05/15/26	221,175

					6,252,141

Leisure Time – 0.4%
Carnival Corp.(a)(b)
	1,250,000	5.750		03/01/27	1,115,675
	764,000	9.875		08/01/27	796,134
Deuce Finco PLC(a)(b)
GBP	150,000	5.500		06/15/27	158,231
NCL Corp. Ltd. Class C(a)(b)
	$1,000,000	5.875		03/15/26	899,120
TUI Cruises GmbH(a)(b)
EUR	450,000	6.500		05/15/26	440,825
Viking Cruises Ltd.(a)(b)
	$681,000	5.875		09/15/27	613,308
	449,000	9.125		07/15/31	441,080

					4,464,373

Lodging(a)(b) – 0.1%
Hilton Domestic Operating Co., Inc.
	575,000	4.000		05/01/31	475,094

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging(a)(b) – (continued)

NH Hotel Group SA
EUR	400,000	4.000%		07/02/26	$403,094

					878,188

Machinery - Construction & Mining(a)(b) – 0.1%
BWX Technologies, Inc.
	$645,000	4.125		06/30/28	569,974

Machinery-Diversified – 0.3%
Chart Industries, Inc.(a)(b)
	717,000	7.500		01/01/30	704,467
	1,048,000	9.500		01/01/31	1,079,723
Novafives SAS(a)(b)
EUR	300,000	5.000		06/15/25	304,069
(3 mo. EUR EURIBOR + 4.500%)
	345,000	8.345		06/15/25	353,418
OT Merger Corp.(a)(b)
	$614,000	7.875		10/15/29	362,285
SPX FLOW, Inc.(a)(b)
	538,000	8.750		04/01/30	492,501

					3,296,463

Media – 3.4%
Altice Financing SA(a)(b)
EUR	300,000	2.250		01/15/25	306,352
	$417,000	5.000		01/15/28	339,851
	2,570,000	5.750		08/15/29	1,984,683
Altice Finco SA(a)(b)
EUR	242,000	4.750		01/15/28	190,278
Audacy Capital Corp.(a)(b)
	$745,000	6.500		05/01/27	7,450
	925,000	6.750		03/31/29	10,360
Beasley Mezzanine Holdings LLC(a)(b)
	1,610,000	8.625		02/01/26	1,062,503
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	1,344,000	6.375		09/01/29	1,232,717
	1,855,000	4.500		08/15/30	1,489,268
	650,000	4.250		02/01/31	505,752
	1,143,000	7.375		03/01/31	1,080,158
CSC Holdings LLC(a)(b)
	721,000	5.500		04/15/27	602,021
	215,000	6.500		02/01/29	169,779
	2,538,000	5.750		01/15/30	1,332,298
Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(b)(f)
	2,069,000	5.375		08/15/26	23,214
	1,274,000	6.625		08/15/27	12,867
DISH DBS Corp.
	180,000	5.875		11/15/24	165,150
	1,238,000	7.750		07/01/26	828,853
	2,260,000	5.250	(a)(b)	12/01/26	1,825,831
	992,000	5.750	(a)(b)	12/01/28	709,211
	1,063,000	5.125		06/01/29	546,520
DISH Network Corp.(a)(b)
	480,000	11.750		11/15/27	475,411

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)

Gray Escrow II, Inc.(a)(b)
	$840,000	5.375%	11/15/31	$526,772
Gray Television, Inc.(a)(b)
	2,363,000	7.000	05/15/27	1,992,080
	1,233,000	4.750	10/15/30	791,080
LCPR Senior Secured Financing DAC(a)(b)
	1,692,000	6.750	10/15/27	1,532,004
Liberty Interactive LLC(a)
	3,940,472	4.000	11/15/29	728,987
	340,589	3.750	02/15/30	63,009
McGraw-Hill Education, Inc.(a)(b)
	450,000	5.750	08/01/28	379,481
Nexstar Media, Inc.(a)(b)
	583,000	5.625	07/15/27	524,508
	545,000	4.750	11/01/28	458,628
Paramount Global(a)(d) (5 yr. CMT + 3.999%)
	1,347,000	6.375	03/30/62	985,613
Radiate Holdco LLC/Radiate Finance, Inc.(a)(b)
	1,775,000	4.500	09/15/26	1,360,857
Scripps Escrow II, Inc.(a)(b)
	1,077,000	3.875	01/15/29	816,948
Sinclair Television Group, Inc.(a)(b)
	805,000	5.500	03/01/30	436,745
	957,000	4.125	12/01/30	601,044
Sirius XM Radio, Inc.(a)(b)
	300,000	3.125	09/01/26	269,238
	858,000	5.000	08/01/27	787,798
	800,000	4.000	07/15/28	680,088
Spanish Broadcasting System, Inc.(a)(b)
	1,225,000	9.750	03/01/26	759,868
Summer BidCo BV(a)(b)(c)
EUR	816,675	9.000	11/15/25	845,087
TEGNA, Inc.(a)
	$1,392,000	4.625	03/15/28	1,205,709
	624,000	5.000	09/15/29	523,942
Tele Columbus AG(a)(b)
EUR	200,000	3.875	05/02/25	115,047
Telenet Finance Luxembourg Notes SARL(a)(b)
	$1,200,000	5.500	03/01/28	1,057,068
Univision Communications, Inc.(a)(b)
	468,000	6.625	06/01/27	427,476
	528,000	7.375	06/30/30	465,601
Urban One, Inc.(a)(b)
	1,215,000	7.375	02/01/28	1,009,616
Virgin Media Secured Finance PLC(a)(b)
GBP	470,000	5.000	04/15/27	531,650
VTR Comunicaciones SpA(a)(b)
	$170,000	4.375	04/15/29	73,629
VTR Finance NV(a)(b)
	1,145,000	6.375	07/15/28	196,768
VZ Secured Financing BV(a)(b)
	1,255,000	5.000	01/15/32	953,662

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)

Ziggo Bond Co. BV(a)(b)
$395,000	6.000%	01/15/27	$361,603

			36,362,133

Mining – 0.8%
Arsenal AIC Parent LLC(a)(b)
403,000	8.000	10/01/30	397,938
Compass Minerals International, Inc.(a)(b)
850,000	6.750	12/01/27	800,870
Corp. Nacional del Cobre de Chile(a)(b)
1,140,000	5.950	01/08/34	1,059,060
First Quantum Minerals Ltd.(a)(b)
175,000	7.500	04/01/25	163,205
700,000	6.875	03/01/26	614,075
200,000	6.875	10/15/27	168,500
727,000	8.625	06/01/31	612,498
FMG Resources August 2006 Pty. Ltd.(a)(b)
595,000	5.875	04/15/30	533,275
Freeport-McMoRan, Inc.(a)
320,000	4.625	08/01/30	282,576
795,000	5.400	11/14/34	701,953
Mountain Province Diamonds, Inc.(a)(b)(h)
2,861,000	9.000	12/15/25	2,789,475
Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(b)(f)
1,260,000	7.125	11/01/22	126

			8,123,551

Miscellaneous Manufacturing(a)(b) – 0.1%
LSB Industries, Inc.
730,000	6.250	10/15/28	648,554

Office & Business Equipment – 0.1%
Pitney Bowes, Inc.(a)(b)
420,000	6.875	03/15/27	347,390
705,000	7.250	03/15/29	532,346

			879,736

Oil Field Services – 3.0%
Antero Resources Corp.(a)(b)
182,000	7.625	02/01/29	184,486
873,000	5.375	03/01/30	797,232
Apache Corp.(a)
634,000	5.100	09/01/40	493,170
Archrock Partners LP/Archrock Partners Finance Corp.(a)(b)
604,000	6.250	04/01/28	561,925
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)(b)
230,000	7.000	11/01/26	222,270
500,000	8.250	12/31/28	496,550
Baytex Energy Corp.(a)(b)
756,000	8.500	04/30/30	749,703
Callon Petroleum Co.(a)(b)
125,000	8.000	08/01/28	123,908
390,000	7.500	06/15/30	377,773
Chesapeake Energy Corp.(i)
195,000	7.000	10/01/24	4,290
935,000	7.500	10/01/26	18,700

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)

CITGO Petroleum Corp.(a)(b)
	$671,000	7.000%		06/15/25	$659,915
	774,000	6.375		06/15/26	761,214
	1,243,000	8.375		01/15/29	1,231,067
Civitas Resources, Inc.(a)(b)
	773,000	8.375		07/01/28	778,550
	578,000	8.750		07/01/31	583,624
Earthstone Energy Holdings LLC(a)(b)
	1,241,000	8.000		04/15/27	1,257,865
	497,000	9.875		07/15/31	535,885
Ecopetrol SA(a)
	233,000	8.625		01/19/29	231,952
	736,000	8.875		01/13/33	703,616
EDO Sukuk Ltd.(b)
	716,000	5.875		09/21/33	686,823
Energian Israel Finance Ltd.(a)
	970,240	8.500		09/30/33	845,322
Greenfire Resources Ltd.(a)(b)
	620,000	12.000		10/01/28	617,092
Guara Norte SARL(b)
	442,130	5.198		06/15/34	371,864
KazMunayGas National Co. JSC(a)
	462,000	3.500		04/14/33	336,105
Kosmos Energy Ltd.(a)(b)
	742,000	7.750		05/01/27	666,375
Moss Creek Resources Holdings, Inc.(a)(b)
	1,001,000	7.500		01/15/26	957,777
Noble Finance II LLC(a)(b)
	448,000	8.000		04/15/30	449,537
Northern Oil & Gas, Inc.(a)(b)
	345,000	8.125		03/01/28	340,546
NuVista Energy Ltd.(a)(b)
CAD	775,000	7.875		07/23/26	560,258
Permian Resources Operating LLC(a)(b)
	$410,000	7.750		02/15/26	410,041
Petroleos de Venezuela SA(f)
	997,000	6.000		11/15/26	126,121
Petroleos del Peru SA
	1,492,000	5.625		06/19/47	813,796
Petroleos Mexicanos
	3,835,000	10.000	(a)	02/07/33	3,418,902
	3,271,000	6.750		09/21/47	1,851,386
Petronas Capital Ltd.(a)
	1,200,000	3.500		04/21/30	1,043,004
	694,000	2.480		01/28/32	538,690
	505,000	3.404		04/28/61	299,312
QatarEnergy(a)
	1,227,000	2.250		07/12/31	957,827
Rockcliff Energy II LLC(a)(b)
	967,000	5.500		10/15/29	874,903
Strathcona Resources Ltd.(a)(b)
	1,805,000	6.875		08/01/26	1,678,524
Transocean Titan Financing Ltd.(a)(b)
	370,000	8.375		02/01/28	370,821

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)

Transocean, Inc.(a)(b)
	$583,000	7.250%	11/01/25	$568,542
	507,000	11.500	01/30/27	527,315
	380,000	8.000	02/01/27	356,516
	738,150	8.750	02/15/30	736,947
Wintershall Dea Finance 2 BV(a)(d) (-1X 5 yr. EUR Swap + 3.319%)
EUR	1,100,000	3.000	07/20/28	940,265

				32,118,306

Packaging – 0.7%
ARD Finance SA(a)(b)(c)
	271,000	5.000	06/30/27	166,662
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(a)(b)
	400,000	2.000	09/01/28	348,525
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
	$610,000	5.250	04/30/25	587,894
	362,000	5.250	08/15/27	263,380
	142,000	5.250	08/15/27	103,394
Ball Corp.(a)
	1,249,000	2.875	08/15/30	973,633
	680,000	3.125	09/15/31	525,783
Canpack SA/Canpack U.S. LLC(a)(b)
EUR	307,000	2.375	11/01/27	272,473
Fiber Bidco Spa(a)(b)
	266,000	11.000	10/25/27	298,500
Guala Closures SpA(a)(b)
	725,000	3.250	06/15/28	665,042
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC(a)(b)
	$1,306,000	6.000	09/15/28	1,079,853
Kleopatra Holdings 2 SCA(a)(b)
EUR	300,000	6.500	09/01/26	182,522
OI European Group BV(a)(b)
	450,000	2.875	02/15/25	461,366
	$514,000	4.750	02/15/30	437,249
Trident TPI Holdings, Inc.(a)(b)
	856,000	12.750	12/31/28	877,349

				7,243,625

Pharmaceuticals – 0.7%
Almirall SA(a)(b)
EUR	554,000	2.125	09/30/26	546,872
Bormioli Pharma Spa(a)(b) (3 mo. EUR EURIBOR + 5.500%)
	550,000	9.281	05/15/28	578,289
Cheplapharm Arzneimittel GmbH(a)(b)
	650,000	4.375	01/15/28	625,859
	$1,341,000	5.500	01/15/28	1,198,693
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(a)(b)(f)
	1,183,000	9.500	07/31/27	81,260
	946,000	6.000	06/30/28	73,211
Grifols SA(a)(b)
EUR	700,000	2.250	11/15/27	648,716
	$659,000	4.750	10/15/28	552,282

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals – (continued)
Lannett Co., Inc.(b)(h)
	$2,355,000	7.750%		04/15/26	$—
Nidda BondCo GmbH(a)(b)
EUR	450,000	5.000		09/30/25	471,384
Nidda Healthcare Holding GmbH(a)(b)
	300,000	7.500		08/21/26	317,763
Option Care Health, Inc.(a)(b)
	$865,000	4.375		10/31/29	725,787
Organon & Co./Organon Foreign Debt Co.-Issuer BV(a)(b)
	435,000	5.125		04/30/31	339,905
Par Pharmaceutical, Inc.(a)(b)(f)
	344,000	7.500		04/01/27	232,881
Teva Pharmaceutical Finance Netherlands II BV(a)
EUR	451,000	7.375		09/15/29	482,701
	400,000	4.375		05/09/30	360,503

					7,236,106

Pipelines – 1.8%
Cheniere Energy Partners LP(a)
	$321,000	4.500		10/01/29	287,420
CQP Holdco LP/BIP-V Chinook Holdco LLC(a)(b)
	1,000,000	5.500		06/15/31	872,760
EnLink Midstream LLC(a)
	947,000	5.375		06/01/29	867,566
	1,075,000	6.500	(b)	09/01/30	1,032,666
EQM Midstream Partners LP(a)
	915,000	7.500	(b)	06/01/30	900,616
	1,109,000	6.500		07/15/48	935,819
Galaxy Pipeline Assets Bidco Ltd.
	2,235,755	2.940		09/30/40	1,647,752
Genesis Energy LP/Genesis Energy Finance Corp.(a)
	855,000	7.750		02/01/28	806,342
Global Partners LP/GLP Finance Corp.(a)
	992,000	7.000		08/01/27	934,702
	420,000	6.875		01/15/29	373,309
Howard Midstream Energy Partners LLC(a)(b)
	385,000	6.750		01/15/27	365,250
ITT Holdings LLC(a)(b)
	2,695,000	6.500		08/01/29	2,260,889
New Fortress Energy, Inc.(a)(b)
	889,000	6.500		09/30/26	795,833
NGL Energy Partners LP/NGL Energy Finance Corp.(a)
	851,000	6.125		03/01/25	832,933
QazaqGaz NC JSC
	390,000	4.375		09/26/27	354,920
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)
	636,000	5.750		04/15/25	599,754
	210,000	9.000	(b)	10/15/26	201,608
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
	914,000	6.000		03/01/27	838,824
	1,588,000	6.000		12/31/30	1,346,179
Venture Global Calcasieu Pass LLC(a)(b)
	590,000	4.125		08/15/31	475,286
	220,000	3.875		11/01/33	166,687

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Venture Global LNG, Inc.(a)(b)
	$386,000	8.125%		06/01/28	$374,760
	550,000	9.500		02/01/29	557,871
Western Midstream Operating LP(a)
	1,369,000	5.250		02/01/50	1,006,598

					18,836,344

Real Estate – 0.2%
Cushman & Wakefield U.S. Borrower LLC(a)(b)
	500,000	8.875		09/01/31	474,240
Heimstaden Bostad Treasury BV(a)
EUR	994,000	1.625		10/13/31	623,194
Samhallsbyggnadsbolaget i Norden AB(a)
	450,000	1.750		01/14/25	412,275
	500,000	2.375		09/04/26	383,821
WeWork Cos LLC(a)(b)(c)
	$1,335,000	11.000		08/15/27	111,940
	1,064,106	15.000		08/15/27	489,489

					2,494,959

Real Estate Investment Trust – 1.1%
Brandywine Operating Partnership LP(a)
	767,000	7.800		03/15/28	692,018
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(a)(b)
	1,266,000	4.500		04/01/27	1,055,059
Diversified Healthcare Trust(a)
	1,050,000	4.750		05/01/24	985,425
	200,000	9.750		06/15/25	194,088
	300,000	4.750		02/15/28	218,535
	1,320,000	4.375		03/01/31	908,649
HAT Holdings I LLC/HAT Holdings II LLC(b)
	251,000	6.000	(a)	04/15/25	243,937
	506,000	3.375	(a)	06/15/26	445,655
	275,000	3.750		09/15/30	197,920
Iron Mountain U.K. PLC(a)(b)
GBP	400,000	3.875		11/15/25	458,015
Iron Mountain, Inc.(a)(b)
	$419,000	5.250		03/15/28	383,565
	480,000	7.000		02/15/29	465,840
	635,000	4.875		09/15/29	553,390
	175,000	4.500		02/15/31	143,274
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a)(b)
	287,000	5.250		10/01/25	273,129
	717,000	4.250		02/01/27	629,591
	1,000,000	4.750		06/15/29	805,960
Piedmont Operating Partnership LP(a)
	488,000	9.250		07/20/28	486,043
Service Properties Trust(a)
	490,000	4.950		02/15/27	408,797
	380,000	5.500		12/15/27	320,428
	125,000	4.950		10/01/29	90,081
	625,000	4.375		02/15/30	430,500

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust – (continued)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(a)(b)
	$510,000	10.500%		02/15/28	$491,400
VICI Properties LP/VICI Note Co., Inc.(a)(b)
	898,000	3.750		02/15/27	808,523

					11,689,822

Retailing – 1.5%
1011778 BC ULC/New Red Finance, Inc.(a)(b)
	250,000	3.875		01/15/28	223,390
	460,000	4.375		01/15/28	414,212
Asbury Automotive Group, Inc.(a)
	782,000	4.500		03/01/28	694,244
	138,000	4.625	(b)	11/15/29	116,649
Bath & Body Works, Inc.
	256,000	9.375	(b)	07/01/25	263,759
	145,000	5.250		02/01/28	133,552
	395,000	6.875		11/01/35	348,532
	840,000	6.750		07/01/36	725,693
BCPE Ulysses Intermediate, Inc.(a)(b)(c)
	721,667	7.750		04/01/27	611,620
Constellation Automotive Financing PLC(a)(b)
GBP	525,000	4.875		07/15/27	493,617
Doman Building Materials Group Ltd.(a)(b)
CAD	1,590,000	5.250		05/15/26	1,031,909
Ferrellgas LP/Ferrellgas Finance Corp.(a)(b)
	$1,073,000	5.375		04/01/26	1,005,058
	435,000	5.875		04/01/29	384,175
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(a)(b)
	789,000	6.750		01/15/30	627,002
LBM Acquisition LLC(a)(b)
	2,085,000	6.250		01/15/29	1,647,338
LCM Investments Holdings II LLC(a)(b)
	1,048,000	4.875		05/01/29	880,163
Macy’s Retail Holdings LLC(a)(b)
	585,000	6.125		03/15/32	483,801
Neiman Marcus Group Ltd. LLC(h)(i)
	605,000	8.000		10/15/21	75,959
QVC, Inc.(a)
	445,000	4.450		02/15/25	383,385
	1,485,000	4.750		02/15/27	845,514
Rite Aid Corp.(a)(b)(f)
	445,000	7.500		07/01/25	309,644
Shiba Bidco SpA(a)(b)
EUR	343,000	4.500		10/31/28	325,873
Specialty Building Products Holdings LLC/SBP Finance Corp.(a)(b)
	$1,797,000	6.375		09/30/26	1,677,859
SRS Distribution, Inc.(a)(b)
	542,000	6.125		07/01/29	453,882
	544,000	6.000		12/01/29	452,924
Stonegate Pub Co. Financing 2019 PLC(a)
GBP	114,000	8.250		07/31/25	127,379
Victoria’s Secret & Co.(a)(b)
	$365,000	4.625		07/15/29	268,359

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
White Cap Parent LLC(a)(b)(c)
	$655,000	8.250%	03/15/26	$622,643
Yum! Brands, Inc.
	465,000	6.875	11/15/37	460,234

				16,088,369

Semiconductors(a)(b) – 0.2%
Entegris Escrow Corp.
	935,000	4.750	04/15/29	840,060
Entegris, Inc.
	145,000	3.625	05/01/29	121,252
Synaptics, Inc.
	972,000	4.000	06/15/29	808,092

				1,769,404

Software(a)(b) – 0.3%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
	450,000	8.000	06/15/29	446,368
Central Parent, Inc./CDK Global, Inc.
	1,250,000	7.250	06/15/29	1,199,800
Elastic NV
	540,000	4.125	07/15/29	454,486
Open Text Holdings, Inc.
	817,000	4.125	02/15/30	677,620

				2,778,274

Telecommunication Services – 1.9%
Altice France Holding SA(a)(b)
EUR	365,000	8.000	05/15/27	210,324
	$1,231,000	10.500	05/15/27	670,821
Altice France SA(a)(b)
EUR	100,000	2.500	01/15/25	98,685
	500,000	2.125	02/15/25	490,366
	$2,805,000	5.500	10/15/29	1,935,646
Ciena Corp.(a)(b)
	500,000	4.000	01/31/30	416,635
CommScope, Inc.(a)(b)
	2,378,000	8.250	03/01/27	987,702
	395,000	7.125	07/01/28	151,009
Iliad Holding SASU(a)(b)
	155,000	6.500	10/15/26	144,675
	2,868,000	7.000	10/15/28	2,593,389
Level 3 Financing, Inc.(a)(b)
	125,000	3.400	03/01/27	116,251
	1,371,000	4.625	09/15/27	923,355
	270,000	4.250	07/01/28	152,477
	626,000	3.625	01/15/29	320,956
	300,000	3.875	11/15/29	274,575
	1,023,000	10.500	05/15/30	1,023,880
Lorca Telecom Bondco SA(a)(b)
EUR	400,000	4.000	09/18/27	393,258
Lumen Technologies, Inc.(a)(b)
	$350,000	4.000	02/15/27	238,445
SoftBank Group Corp.(a)
EUR	1,044,000	3.375	07/06/29	889,293

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
TDC Net AS(a)
EUR	232,000	5.056%		05/31/28	$242,367
	460,000	6.500		06/01/31	480,092
Telecom Italia Capital SA
	$326,000	6.000		09/30/34	268,226
Telecom Italia SpA
	230,000	5.303	(b)	05/30/24	226,120
EUR	991,000	2.375	(a)	10/12/27	897,572
Telesat Canada/Telesat LLC(a)(b)
	$1,020,000	5.625		12/06/26	647,486
Viasat, Inc.(a)(b)
	752,000	7.500		05/30/31	491,710
Vmed O2 U.K. Financing I PLC(a)(b)
	1,295,000	4.250		01/31/31	1,021,056
VTR Comunicaciones SpA(a)(b)
	80,000	5.125		01/15/28	35,000
Windstream Escrow LLC/Windstream Escrow Finance Corp.(a)(b)
	2,320,000	7.750		08/15/28	1,838,298
Zayo Group Holdings, Inc.(a)(b)
	2,981,000	4.000		03/01/27	2,244,007

					20,423,676

Transportation(b) – 0.1%
Rand Parent LLC(a)
	853,000	8.500		02/15/30	777,296
Transnet SOC Ltd.
	727,000	8.250		02/06/28	687,015

					1,464,311

Water(a)(b) – 0.0%
Aegea Finance SARL
	521,000	9.000		01/20/31	519,697

Water Utilities(a)(b) – 0.1%
Aegea Finance SARL
	1,106,000	6.750		05/20/29	1,009,225

TOTAL CORPORATE OBLIGATIONS (Cost $409,442,637)					$364,529,397

Sovereign Debt Obligations – 32.6%

Brazil Real – 3.1%
Brazil Notas do Tesouro Nacional
BRL	61,946,000	10.000%		01/01/25	$12,141,865
	52,911,000	10.000		01/01/27	10,149,299
	56,862,000	10.000		01/01/29	10,607,055
	4,009,000	10.000		01/01/31	730,144

					33,628,363

Chilean Peso – 0.5%
Bonos de la Tesoreria de la Republica en pesos
CLP	560,000,000	5.000		10/01/28	584,507
	2,445,000,000	4.700		09/01/30	2,434,537
	895,000,000	6.000		04/01/33	957,289
	72,776,140	2.000		03/01/35	70,185

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Chilean Peso – (continued)
CLP	665,000,000	4.500%	03/01/26	$706,390
	550,000,000	5.000	03/01/35	542,048

				5,294,956

Chinese Yuan Renminbi – 1.2%
China Government Bonds
CNY	50,310,000	3.270	11/19/30	7,162,589
	19,950,000	2.600	09/01/32	2,688,608
	21,110,000	2.670	05/25/33	2,863,493

				12,714,690

Colombia Peso – 0.8%
Colombia TES
COP	2,463,000,000	7.500	08/26/26	550,082
	10,443,600,000	6.000	04/28/28	2,097,645
	13,143,600,000	7.750	09/18/30	2,675,374
	14,901,700,000	7.000	06/30/32	2,736,821
	3,849,900,000	6.250	07/09/36	601,694

				8,661,616

Czech Republic Koruna – 1.6%
Czech Republic Government Bonds
CZK	70,860,000	5.500	12/12/28	3,194,674
	14,990,000	5.000	09/30/30	661,449
	47,530,000	1.000	06/26/26	1,867,587
	62,410,000	2.000	10/13/33	2,120,854
	17,320,000	3.500	05/30/35	666,856
	67,260,000	1.250	02/14/25	2,752,885
	44,790,000	0.250	02/10/27	1,679,791
	53,660,000	0.950	05/15/30	1,845,600
	55,150,000	1.750	06/23/32	1,894,663

				16,684,359

Hungarian Forint – 0.7%
Hungary Government Bonds
HUF	496,810,000	3.250	10/22/31	1,048,278
	569,140,000	2.500	10/24/24	1,488,805
	263,510,000	3.000	10/27/27	618,728
	188,730,000	1.000	11/26/25	457,006
	436,220,000	2.750	12/22/26	1,039,153
	1,264,550,000	4.750	11/24/32	2,879,841

				7,531,811

Indonesia Rupiah – 2.5%
Indonesia Treasury Bonds
IDR	21,243,000,000	8.375	09/15/26	1,382,099
	39,183,000,000	7.000	09/15/30	2,456,800
	63,186,000,000	7.500	08/15/32	4,034,717
	59,485,000,000	6.125	05/15/28	3,604,300
	61,988,000,000	9.000	03/15/29	4,228,140
	18,457,000,000	8.375	03/15/34	1,256,610
	47,736,000,000	6.375	04/15/32	2,866,864
	87,414,000,000	7.000	02/15/33	5,475,413
	11,642,000,000	7.500	06/15/35	747,550

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Indonesia Rupiah – (continued)
IDR	3,650,000,000	7.125%	06/15/38	$228,628

				26,281,121

Malaysia Ringgit – 2.5%
Malaysia Government Bonds
MYR	22,486,000	3.882	03/14/25	4,746,106
	22,957,000	3.885	08/15/29	4,789,675
	2,403,000	2.632	04/15/31	457,289
	13,479,000	3.582	07/15/32	2,719,677
	12,467,000	4.762	04/07/37	2,750,040
	11,680,000	4.893	06/08/38	2,623,336
	5,250,000	3.757	05/22/40	1,016,370
	5,165,000	4.065	06/15/50	1,001,129
	25,195,000	3.733	06/15/28	5,251,157
Malaysia Government Investment Issue
	6,994,000	3.465	10/15/30	1,412,246

				26,767,025

Mexican Peso – 2.6%
Mexico Bonos
MXN	58,332,200	10.000	12/05/24	3,191,349
	26,240,700	5.000	03/06/25	1,347,327
	70,952,700	5.750	03/05/26	3,529,601
	110,329,500	8.500	05/31/29	5,686,675
	97,452,800	7.750	05/29/31	4,706,412
	67,587,200	7.500	05/26/33	3,131,423
	44,372,500	7.750	11/23/34	2,068,420
	18,704,800	10.000	11/20/36	1,025,885
	70,504,100	8.500	11/18/38	3,409,168

				28,096,260

Peru Nuevo Sol – 0.4%
Peru Government Bonds
PEN	2,594,000	6.150	08/12/32	616,786
	2,422,000	7.300	08/12/33	617,699
	8,912,000	5.400	08/12/34	1,939,856
Peru Government International Bonds
	6,677,000	6.900	08/12/37	1,613,647

				4,787,988

Polish Zloty – 1.9%
Republic of Poland Government Bonds
PLN	15,516,000	2.250	10/25/24	3,585,251
	8,372,000	2.500	04/25/24	1,963,421
	9,888,000	3.250	07/25/25	2,273,133
	9,672,000	2.500	07/25/27	2,094,680
	22,369,000	1.250	10/25/30	4,061,742
	7,866,000	2.750	10/25/29	1,626,349
	15,906,000	1.750	04/25/32	2,813,350
	9,667,000	0.750	04/25/25	2,154,875

				20,572,801

Romania New Leu – 0.9%
Romania Government Bonds
RON	6,405,000	3.250	06/24/26	1,265,267

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Romania New Leu – (continued)
RON	15,410,000	4.150%		01/26/28	$2,979,441
	4,460,000	4.750		02/24/25	933,969
	23,045,000	6.700		02/25/32	4,794,309

					9,972,986

South African Rand – 2.5%
Republic of South Africa Government Bonds
ZAR	35,073,349	10.500		12/21/26	1,938,613
	13,322,429	8.000		01/31/30	628,867
	104,425,327	7.000		02/28/31	4,429,632
	93,959,396	8.250		03/31/32	4,144,281
	152,936,986	8.875		02/28/35	6,528,233
	86,991,381	6.250		03/31/36	2,883,909
	84,456,539	8.500		01/31/37	3,347,367
	60,581,606	9.000		01/31/40	2,410,874

					26,311,776

Thailand Baht – 1.8%
Thailand Government Bonds
THB	122,576,000	1.600		12/17/29	3,136,486
	59,539,000	3.350		06/17/33	1,668,782
	8,577,000	3.390		06/17/37	234,469
	16,409,000	3.775		06/25/32	473,217
	147,171,000	2.875		12/17/28	4,075,338
	206,722,000	2.000		12/17/31	5,239,469
	132,209,000	1.585		12/17/35	2,998,993
	45,283,000	3.300		06/17/38	1,209,869

					19,036,623

United States Dollar – 9.6%
Abu Dhabi Government International Bonds
	$1,274,000	1.700		03/02/31	991,694
	1,180,000	1.625		06/02/28	1,004,475
	730,000	3.125		09/30/49	446,669
	454,000	3.000	(b)	09/15/51	268,144
Angola Government International Bonds
	349,000	8.750	(b)	04/14/32	273,093
	1,759,000	8.750		04/14/32	1,376,417
Argentina Republic Government International Bonds(a)
	1,318,924	1.000		07/09/29	352,812
	354,295	0.750	(j)	07/09/30	98,494
	4,432,281	3.500	(j)	07/09/41	1,153,778
Bahrain Government International Bonds
	566,000	7.750	(b)	04/18/35	543,360
	1,542,000	5.450		09/16/32	1,297,207
	1,046,000	4.250		01/25/28	936,170
Bolivia Government International Bonds
	409,000	4.500		03/20/28	204,500
Brazil Government International Bonds
	294,000	6.000		10/20/33	271,950
	3,228,000	4.750	(a)	01/14/50	2,154,690
CBB International Sukuk Programme Co. WLL
	591,000	3.875		05/18/29	503,089
Chile Government International Bonds(a)
	553,000	2.550		07/27/33	413,367

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$3,995,000	4.950%		01/05/36	$3,545,562
China Government International Bonds
707,000	0.750		10/26/24	675,715
688,000	0.550		10/21/25	627,367
Colombia Government International Bonds(a)
3,230,000	8.000		04/20/33	3,144,405
603,000	7.500		02/02/34	562,297
Costa Rica Government International Bonds(a)
1,271,000	6.550		04/03/34	1,208,085
Dominican Republic International Bonds(a)
3,503,000	7.050		02/03/31	3,355,874
Ecuador Government International Bonds(j)
863,159	6.000		07/31/30	437,190
2,824,232	3.500		07/31/35	1,070,384
Egypt Government International Bonds
710,000	7.300		09/30/33	390,500
3,495,000	7.625		05/29/32	1,992,150
El Salvador Government International Bonds
305,000	8.250		04/10/32	237,138
686,000	9.500	(a)	07/15/52	503,524
Ethiopia International Bonds
200,000	6.625		12/11/24	125,938
Export-Import Bank of India
1,032,000	2.250		01/13/31	788,231
Gabon Government International Bonds(a)
435,000	7.000	(b)	11/24/31	305,587
200,000	7.000		11/24/31	140,500
Ghana Government International Bonds(f)
1,551,000	8.625		04/07/34	668,869
995,000	7.875		02/11/35	431,581
223,000	10.750		10/14/30	138,818
Guatemala Government Bonds(a)(b)
678,000	7.050		10/04/32	661,050
2,319,000	6.600		06/13/36	2,142,756
Honduras Government International Bonds(a)
259,000	5.625		06/24/30	215,877
Hungary Government International Bonds
200,000	6.125	(b)	05/22/28	198,414
1,807,000	6.125		05/22/28	1,792,670
1,650,000	3.125		09/21/51	871,299
200,000	6.750		09/25/52	185,000
Indonesia Government International Bonds
499,000	4.150	(a)	09/20/27	472,478
1,474,000	4.550	(a)	01/11/28	1,415,969
846,000	2.850		02/14/30	715,073
1,470,000	4.850	(a)	01/11/33	1,370,481
2,178,000	5.650	(a)	01/11/53	1,986,510
Israel Government International Bonds
388,000	4.500		01/17/33	339,667
493,000	4.500	(k)	04/03/20	323,014
Ivory Coast Government International Bonds(a)(j)
429,744	5.750		12/31/32	382,030
Jordan Government International Bonds
811,000	7.500	(b)	01/13/29	751,189
591,000	7.375		10/10/47	445,466

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Kazakhstan Government International Bonds
$1,199,000	4.875%		10/14/44	$986,177
KSA Sukuk Ltd.(b)
3,554,000	4.274		05/22/29	3,331,875
Lebanon Government International Bonds(f)
464,000	7.000		03/20/28	27,840
3,668,000	6.100		10/04/22	223,821
1,259,000	6.650		11/03/28	77,164
Mexico Government International Bonds(a)
824,000	2.659		05/24/31	641,484
381,000	6.350		02/09/35	363,093
615,000	6.338		05/04/53	532,897
Mongolia Government International Bonds
543,000	3.500		07/07/27	453,541
Morocco Government International Bonds
808,000	5.950	(b)	03/08/28	790,830
200,000	5.950		03/08/28	195,750
238,000	4.000		12/15/50	140,718
Mozambique International Bonds
269,000	9.000		09/15/31	207,743
Nigeria Government International Bonds
1,582,000	8.375		03/24/29	1,382,272
1,820,000	7.375		09/28/33	1,365,000
Oman Government International Bonds
2,798,000	6.750		10/28/27	2,821,608
601,000	7.000		01/25/51	551,417
Pakistan Government International Bonds
400,000	8.250		09/30/25	280,344
429,000	6.875		12/05/27	224,024
788,000	7.375		04/08/31	382,353
Panama Government International Bonds(a)
2,272,000	6.400		02/14/35	2,065,248
2,625,000	6.853		03/28/54	2,239,125
Paraguay Government International Bonds(a)
291,000	3.849		06/28/33	232,655
1,346,000	5.850	(b)	08/21/33	1,238,320
Peru Government International Bonds(a)
2,792,000	2.783		01/23/31	2,236,392
286,000	3.300		03/11/41	188,903
217,000	3.230	(l)	07/28/21	108,826
Philippines Government International Bonds
517,000	5.170		10/13/27	508,806
2,843,000	1.950		01/06/32	2,123,465
1,591,000	5.000		07/17/33	1,495,540
Qatar Government International Bonds
1,787,000	4.500		04/23/28	1,729,030
1,556,000	4.817		03/14/49	1,271,544
361,000	4.400		04/16/50	278,196
Republic of Armenia International Bonds
231,000	3.600		02/02/31	169,785
Republic of Azerbaijan International Bonds
33,000	5.125		09/01/29	30,162
835,000	5.125		09/01/29	763,198
Republic of Kenya Government International Bonds
1,490,000	7.000		05/22/27	1,296,300

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Republic of Poland Government International Bonds(a)
$	935,000	5.500%		11/16/27	$938,805
	729,000	4.875		10/04/33	674,230
	1,034,000	5.500		04/04/53	908,338
Republic of South Africa Government International Bonds
	1,114,000	5.875		04/20/32	939,937
	1,840,000	5.750		09/30/49	1,196,000
Republic of Uzbekistan International Bonds
	200,000	7.850	(b)	10/12/28	199,000
	213,000	5.375		02/20/29	189,890
Romania Government International Bonds
	490,000	5.250	(b)	11/25/27	473,330
	124,000	5.250		11/25/27	119,782
	918,000	7.125	(b)	01/17/33	910,705
	186,000	7.625	(b)	01/17/53	181,537
	974,000	7.625		01/17/53	950,631
Russia Foreign Bonds - Eurobond(f)
	1,000,000	4.375		03/21/29	476,250
Saudi Government International Bonds
	295,000	4.375		04/16/29	276,563
	364,000	5.000		01/18/53	288,015
	796,000	5.000	(b)	01/18/53	629,835
Senegal Government International Bonds
	437,000	6.750		03/13/48	289,512
Serbia International Bonds
	351,000	6.500	(b)	09/26/33	329,189
	200,000	6.500		09/26/33	187,572
Slovenia Government International Bonds(b)
	616,000	5.000		09/19/33	584,116
Sri Lanka Government International Bonds(f)
	339,000	5.750		04/18/23	176,151
	2,094,000	6.750		04/18/28	1,039,922
State Agency of Roads of Ukraine(f)(g)
	295,000	6.250		06/24/30	77,438
Trinidad & Tobago Government International Bonds(a)(b)
	686,000	5.950		01/14/31	661,304
Tunisian Republic
	200,000	5.750		01/30/25	138,250
Turkiye Government International Bonds
	2,481,000	9.125		07/13/30	2,474,797
	1,731,000	5.950		01/15/31	1,454,040
Turkiye Ihracat Kredi Bankasi AS(b)
	715,000	9.000		01/28/27	716,787
	357,000	9.375		01/31/26	361,016
Ukraine Government International Bonds
	390,000	7.750		09/01/24	122,850
	794,000	9.750		11/01/30	230,260
	606,000	7.750		09/01/29	168,468
	1,715,000	6.876		05/21/31	422,747
	245,000	7.375		09/25/34	61,618
	250,000	7.253		03/15/35	62,875
Uruguay Government International Bonds
	1,792,329	5.750	(a)	10/28/34	1,789,641
	274,916	5.100		06/18/50	236,978
	962,561	4.975		04/20/55	801,813

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Uzbekneftegaz JSC(a)(b)
$222,000	4.750%	11/16/28	$174,270
Venezuela Government International Bonds(f)
110,000	7.750	10/13/19	14,850
85,000	6.000	12/09/20	11,900
140,000	12.750	08/23/22	24,710
203,000	9.000	05/07/23	34,003
199,000	7.650	04/21/25	32,338
205,000	11.750	10/21/26	38,950
205,000	11.950	08/05/31	38,438
190,000	7.000	03/31/38	29,450
175,000	8.250	10/13/24	28,875
165,000	9.250	09/15/27	30,938
145,000	9.250	05/07/28	25,158
152,000	9.375	01/13/34	26,372
Zambia Government International Bonds(f)
684,000	5.375	09/20/22	372,917

			102,487,374

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $367,730,907)			$348,829,749

Bank Loans(m) – 25.6%

Advertising(d) – 0.2%
Clear Channel Outdoor Holdings, Inc. (3 mo. USD Term SOFR + 3.500%)
$1,880,425	9.145%	08/21/26	$1,802,068
Dotdash Meredith, Inc.(h) (1 mo. USD Term SOFR + 4.000%)
64,020	9.415	12/01/28	60,499

			1,862,567

Aerospace & Defense – 1.1%
Dynasty Acquisition Co., Inc.(d)
(1 mo. USD Term SOFR + 4.000%)
3,142,125	9.324	08/24/28	3,102,848
(1 mo. USD Term SOFR + 4.000%)
1,346,625	9.324	08/24/28	1,329,792
TransDigm, Inc.(d)
(3 mo. USD Term SOFR + 3.250%)
4,520,974	8.640	02/22/27	4,516,273
(3 mo. USD Term SOFR + 3.250%)
238,830	8.640	02/22/27	238,582
(3 mo. USD Term SOFR + 3.250%)
2,556,088	8.640	08/24/28	2,552,049
(3 mo. USD Term SOFR + 3.250%).
12,731	8.640	08/24/28	12,711

			11,752,255

Airlines – 0.7%
Air Canada(d) (3 mo. USD Term SOFR + 3.500%)
738,760	9.128	08/11/28	737,467
American Airlines, Inc.(d) (3 mo. USD Term SOFR + 4.750%)
1,550,700	10.427	04/20/28	1,570,084

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Airlines – (continued)
Kestrel Bidco, Inc.(d) (3 mo. USD Term SOFR + 3.000%)
$1,521,885	8.339%	12/11/26	$1,467,356
Mileage Plus Holdings LLC(d) (3 mo. USD Term SOFR + 5.250%)
669,706	10.798	06/21/27	689,154
SkyMiles IP Ltd.(d) (3 mo. USD Term SOFR + 3.750%)
536,444	9.166	10/20/27	548,852
United Airlines, Inc.(d)
(1 mo. USD Term SOFR + 3.750%)
961,072	9.189	04/21/28	957,468
(3 mo. USD Term SOFR + 3.750%)
1,277,264	9.189	04/21/28	1,272,474

			7,242,855

Apparel(d) – 0.1%
Birkenstock GmbH & Co. KG (3mo. USD Term SOFR + 2.750%)
910,005	8.878	04/28/28	906,138

Beverages(d) – 0.2%
Arterra Wines Canada, Inc. (3 mo. USD Term SOFR + 3.500%)
25,004	9.152	11/24/27	23,542
City Brewing Co. LLC (3 mo. USD Term SOFR + 3.500%)
236,586	9.164	04/05/28	170,342
Naked Juice LLC (3 mo. USD Term SOFR + 3.250%)
1,244,339	8.740	01/24/29	1,141,295
Triton Water Holdings, Inc. (3 mo. USD Term SOFR + 3.250%)
310,380	8.902	03/31/28	293,591

			1,628,770

Building Materials(d) – 0.1%
ACProducts, Inc. (3 mo. USD Term SOFR)
104,732	4.750	05/17/28	82,913
Emrld Borrower LP (3 mo. USD Term SOFR + 3.000%)
250,000	8.380	05/31/30	249,335
Flynn Canada(h) (1 mo. USD Term SOFR + 4.500%)
215,839	9.939	07/31/28	205,048
Icebox Holdco III, Inc. (3 mo. USD Term SOFR + 3.750%)
249,367	9.402	12/22/28	243,964
Ingersoll-Rand Services Co. (1 mo. USD Term SOFR + 1.750%)
17,857	7.174	03/01/27	17,871
Watlow Electric Manufacturing Co. (1 mo. USD Term SOFR)
247,506	9.434	03/02/28	243,669

			1,042,800

Chemicals – 0.3%
Ascend Performance Materials Operations LLC(d) (3 mo. USD Term SOFR + 4.750%)
329,154	10.318	08/27/26	309,757
ASP Unifrax Holdings, Inc.(d) (3 mo. USD Term SOFR + 3.750%)
448,388	9.290	12/12/25	416,534
Avient Corp.(d) (3 mo. USD Term SOFR + 2.500%)
41,814	7.872	08/29/29	41,879

	Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Chemicals – (continued)
Axalta Coating Systems U.S. Holdings, Inc.(d) (3 mo. USD Term SOFR + 2.500%)
	$187,404	7.890%	12/20/29	$187,476
CPC Acquisition Corp.(d) (3 mo. USD Term SOFR + 3.750%)
	161,000	9.402	12/29/27	125,868
Discovery Purchaser Corp.(d) (3 mo. USD Term SOFR + 4.375%)
	248,747	9.765	10/04/29	230,578
Ineos U.S. Finance LLC(n)
	349,125	0.000	02/18/30	340,921
Lonza Group AG(d) (3 mo. USD Term SOFR + 3.925%)
	410,544	9.415	07/03/28	345,030
(3 mo. USD Term SOFR + 3.925%)
	400,563	9.415	07/03/28	336,641
Messer Industries GmbH(d) (3 mo. USD Term SOFR + 2.500%)
	200,624	8.152	03/02/26	200,401
PQ Corp.(d) (3 mo. USD Term SOFR + 2.500%)
	203,574	7.983	06/09/28	202,125
Tronox Finance LLC(d) (1 mo. USD Term SOFR + 3.500%)
	250,000	8.824	08/16/28	245,782

				2,982,992

Commercial Services – 1.4%
Allied Universal Holdco LLC(d) (1 mo. USD Term SOFR + 4.750%)
	3,875,000	10.074	05/12/28	3,751,504
Armorica Lux SARL
EUR	500,000	8.639	07/28/28	482,758
Avis Budget Car Rental LLC(d) (1 mo. USD Term SOFR + 1.750%)
	$388,614	7.189	08/06/27	385,618
(1 mo. USD Term SOFR + 3.500%)
	59,248	8.924	03/16/29	59,223
AVSC Holding Corp.(d) (1 mo. USD Term SOFR + 3.250%)
	120,108	8.820	03/03/25	112,533
(1 mo. USD Term SOFR + 5.500%)
	54,594	10.916	10/15/26	51,576
Belron Finance U.S. LLC(d) (3 mo. USD Term SOFR + 2.750%)
	249,375	8.245	04/18/29	249,532
Celestial Saturn Parent, Inc.(d) (1 mo. USD Term SOFR + 6.500%)
	825,000	11.939	06/04/29	660,000
CHG Healthcare Services, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
	363,186	8.575	09/29/28	359,057
CoreLogic, Inc.(d) (1 mo. USD Term SOFR + 3.500%)
	1,034,970	8.931	06/02/28	939,608
(1 mo. USD Term SOFR + 3.500%)
	79,796	8.939	06/02/28	72,444
Driven Holdings LLC(d) (1 mo. USD Term SOFR + 3.000%)
	349,114	8.439	12/17/28	339,077
Fly Funding II SARL(d) (3 mo.USD LIBOR + 1.750%)
	677,214	7.380	08/11/25	642,507

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Commercial Services – (continued)
GTCR W Merger Sub LLC(n)
$2,000,000	0.000%	09/20/30	$1,984,160
PECF USS Intermediate Holding III Corp.(d) (3 mo. USD Term SOFR + 4.250%)
808,989	9.895	12/15/28	609,071
Sabert Corp.(d) (1 mo. USD Term SOFR + 4.500%)
151,374	9.939	12/10/26	150,902
Sabre GLBL, Inc.(d) (1 mo. USD Term SOFR + 5.000%)
165,000	10.424	06/30/28	139,974
Spin Holdco, Inc.(d) (3 mo. USD Term SOFR + 4.000%)
1,455,152	9.664	03/04/28	1,240,517
(3 mo. USD Term SOFR + 4.000%)
383,058	9.664	03/04/28	326,557
Syniverse Holdings, Inc.(d) (3 mo. USD Term SOFR + 7.000%)
594,000	12.390	05/13/27	522,720
Team Health Holdings, Inc.(d) (1 mo.USD LIBOR + 2.750%)
595,943	8.189	02/06/24	580,550
(3 mo. USD Term SOFR + 5.250%)
2,410,594	10.577	03/02/27	1,720,224

			15,380,112

Computers – 0.4%
Ahead DB Holdings LLC(d) (3 mo. USD Term SOFR + 3.750%)
372,638	9.240	10/18/27	368,912
iQor U.S., Inc.(d) (1 mo. USD Term SOFR + 7.600%)
59,220	12.927	11/19/24	58,431
(1 mo. USD Term SOFR + 7.600%)
163,509	12.927	11/19/25	115,192
Magenta Buyer LLC(d) (3 mo. USD Term SOFR + 5.000%)
1,076,438	10.380	07/27/28	753,507
McAfee LLC(d) (1 mo. USD Term SOFR + 3.750%)
267,800	9.165	03/01/29	255,583
Peraton Corp.(d) (1 mo. USD Term SOFR + 3.750%)
602,535	9.174	02/01/28	590,484
(3 mo. USD Term SOFR + 7.750%)
1,361,339	13.233	02/01/29	1,310,289
Perforce Software, Inc.(d) (1 mo. USD Term SOFR + 3.750%)
240,625	9.189	07/01/26	227,051
Verifone Systems, Inc.(d) (3 mo. USD Term SOFR + 4.000%)
489,113	9.383	08/20/25	453,501
Virtusa Corp.(d) (3 mo. USD Term SOFR + 3.750%)
1,845	9.331	02/11/28	1,829
Vision Solutions, Inc.(d) (3 mo. USD Term SOFR + 4.000%)
299,193	9.640	04/24/28	284,308

			4,419,087

Consumer Cyclical Services – 0.1%
Asurion LLC(d) (3 mo. USD Term SOFR + 3.250%)
126,674	8.689	12/23/26	122,241

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Consumer Cyclical Services – (continued)
Hertz Corp.(d)
(1 mo. USD Term SOFR + 3.250%)
$1,253,485	8.691%	06/30/28	$1,241,740
(1 mo. USD Term SOFR + 3.250%)
241,571	8.691	06/30/28	239,307

			1,603,288

Distribution & Wholesale(d) – 0.0%
Core & Main LP (3 mo. USD Term SOFR + 2.500%)
361,318	8.056	07/27/28	359,623

Diversified Financial Services – 0.7%
Apex Group Treasury LLC(d)
(3 mo. USD Term SOFR + 5.000%)
868,749	10.426	07/27/28	860,608
(3 mo. USD Term SOFR + 3.750%)
1,602,382	9.379	07/27/28	1,560,992
Deerfield Dakota Holding LLC(d)
(3 mo. USD Term SOFR + 3.750%)
1,424,774	9.140	04/09/27	1,373,724
(3 mo. USD Term SOFR + 6.750%)
1,750,000	12.402	04/07/28	1,641,727
Delos Aircraft DAC(d) (3 mo. USD Term SOFR + 2.000%)
74,286	7.402	10/31/27	74,240
Ditech Holding Corp.(f)(h)(n)
188,851	0.000	06/30/24	5,288
NFP Corp.(d) (1 mo. USD Term SOFR + 3.250%)
1,496,124	8.689	02/16/27	1,465,828
Vida Capital, Inc.(d) (1 mo. USD Term SOFR + 6.000%)
725,175	11.439	10/01/26	594,644

			7,577,051

Electrical – 0.2%
Hamilton Projects Acquiror LLC(d) (3 mo. USD Term SOFR)
237,857	5.500	06/17/27	236,915
Pacific Gas & Electric Co.(d)
(1 mo. USD Term SOFR + 3.000%)
21,635	8.439	06/23/25	21,581
(1 mo. USD Term SOFR + 3.000%)
247,439	8.439	06/23/25	246,820
Talen Energy Supply LLC(d)
(3 mo. USD Term SOFR + 4.500%)
895,238	9.877	05/17/30	893,483
(3 mo. USD Term SOFR + 4.500%)
1,102,000	9.877	05/17/30	1,099,840

			2,498,639

Electronics(d) – 0.1%
Ingram Micro, Inc. (3 mo. USD Term SOFR + 3.000%)
260,869	8.439	06/30/28	259,760
Roper Industrial Products Investment Co. LLC (3 mo. USD Term SOFR + 4.500%)
1,237,497	9.890	11/22/29	1,234,403

			1,494,163

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Energy(d) – 0.0%
Oryx Midstream Services Permian Basin LLC (1 mo. USD Term SOFR + 3.250%)
$233,789	8.692%	10/05/28	$233,270

Engineering & Construction – 0.3%
Brown Group Holding LLC(d) (1 mo. USD Term SOFR + 2.750%)
242,687	8.075	06/07/28	238,035
KKR Apple Bidco LLC(d)
(1 mo. USD Term SOFR + 2.750%)
245,625	8.189	09/22/28	240,609
(1 mo. USD Term SOFR + 4.000%)
1,979,988	9.324	09/22/28	1,974,107
USIC Holdings, Inc.(d) (1 mo. USD Term SOFR + 6.500%)
453,984	11.939	05/14/29	413,693

			2,866,444

Entertainment – 0.5%
AMC Entertainment Holdings, Inc.(d) (1 mo. USD Term SOFR + 3.000%)
771,176	8.447	04/22/26	628,855
Caesars Entertainment Corp.(d) (1 mo. USD Term SOFR + 3.250%)
398,000	8.674	02/06/30	396,066
Churchill Downs, Inc.(d) (1 mo. USD Term SOFR + 2.000%)
33,570	7.424	03/17/28	33,486
Cinemark USA, Inc.(d) (1 mo. USD Term SOFR + 3.750%)
299,248	9.091	05/24/30	298,500
Crown Finance U.S., Inc.(d) (1 mo. USD Term SOFR + 8.500%)
622,634	7.381	07/31/28	634,308
East Valley Tourist Development Authority(d)(h) (3 mo. USD Term SOFR + 7.500%)
1,082,866	13.152	11/23/26	1,053,629
Everi Holdings, Inc.(d) (1 mo. USD Term SOFR + 2.500%)
606,900	7.939	08/03/28	605,535
GVC Holdings (Gibraltar) Ltd.(d) (3 mo. USD Term SOFR + 3.500%)
148,875	8.990	10/31/29	148,875
Motion Finco SARL(d)
(3 mo. USD Term SOFR + 3.250%)
31,274	8.902	11/12/26	31,133
(3 mo. USD Term SOFR + 3.250%)
219,502	8.903	11/12/26	218,514
NASCAR Holdings LLC(d) (1 mo. USD Term SOFR + 2.500%)
342,607	7.939	10/19/26	343,337
Scientific Games Holdings LP(d) (3 mo. USD Term SOFR + 3.500%)
247,500	8.914	04/04/29	243,077
Scientific Games International, Inc.(d) (1 mo. USD Term SOFR + 3.000%)
64,188	8.435	04/14/29	63,977
SeaWorld Parks & Entertainment, Inc.(d) (1 mo. USD Term SOFR +3.000%)
241,269	8.439	08/25/28	240,565

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Entertainment – (continued)
William Morris Endeavor Entertainment LLC(d) (1 mo. USD Term SOFR + 2.750%)
$183,009	8.075%	05/18/25	$182,715

			5,122,572

Environmental – 0.5%
Covanta Holding Corp.(d)
(1 mo. USD Term SOFR + 2.500%)
73,247	7.825	11/30/28	72,114
(1 mo. USD Term SOFR + 2.500%)
6,009	7.825	11/30/28	5,916
Filtration Group Corp.(d) (1 mo. USD Term SOFR + 4.250%)
2,988,117	9.689	10/21/28	2,986,713
GFL Environmental, Inc.(d)
(3 mo. USD Term SOFR + 2.500%)
1,277,927	7.912	05/31/27	1,276,866
(3 mo. USD Term SOFR + 2.500%)
489,829	7.912	05/31/27	489,422
Madison IAQ LLC(d) (1 mo. USD Term SOFR + 3.250%)
146,993	8.703	06/21/28	141,563
WIN Waste Innovations Holdings, Inc.(d) (1 mo. USD Term SOFR + 2.750%)
304,120	8.189	03/24/28	269,949

			5,242,543

Food & Drug Retailing – 0.2%
8th Avenue Food & Provisions, Inc.(d)
(1 mo. USD Term SOFR + 7.750%)
280,000	13.189	10/01/26	210,467
(1 mo. USD Term SOFR + 3.750%)
1,372,055	9.189	10/01/25	1,292,517
(1 mo. USD Term SOFR + 3.750%)
790,810	9.189	10/01/25	744,967
(1 mo. USD Term SOFR)
249,364	4.750	10/01/25	234,921
U.S. Foods, Inc.(d) (1 mo.USD LIBOR + 2.000%)
63,510	7.439	09/13/26	63,433
UTZ Quality Foods LLC(d) (3 mo. USD Term SOFR + 3.000%)
8,913	8.640	01/20/28	8,893

			2,555,198

Forest Products & Paper(d) – 0.0%
Asplundh Tree Expert LLC (1 mo. USD Term SOFR + 1.750%)
62,357	7.174	09/07/27	62,386

Gaming – 0.3%
Fertitta Entertainment LLC(d)
(1 mo. USD Term SOFR + 4.000%)
755,312	9.324	01/27/29	737,660
(1 mo. USD Term SOFR + 4.000%)
755,311	9.324	01/27/29	737,660
Stars Group Holdings BV(d)
(3 mo. USD Term SOFR + 2.250%)
388,104	7.902	07/21/26	387,692

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(m) – (continued)

Gaming – (continued)
(3 mo. USD Term SOFR + 3.250%)
	$865,628	8.902%		07/22/28	$865,628

					2,728,640

Hand/Machine Tools(d) – 0.0%
Alliance Laundry Systems LLC (3 mo. USD Term SOFR + 3.500%)
	213,804	8.932		10/08/27	213,231

Health Care(d) – 0.0%
Athenahealth Group, Inc. (1 mo. USD Term SOFR + 3.250%)
	5,585	8.577		02/15/29	5,403

Health Care Products – 0.7%
Auris Luxembourg III SARL (1 mo. USD Term SOFR + 4.000%)
EUR	600,000	7.781		02/27/26	610,786
Bausch & Lomb Corp.(d)
(1 mo. USD Term SOFR + 4.000%)
	$250,000	9.324		09/29/28	240,000
(3 mo. USD Term SOFR + 3.250%)
	1,608,097	8.755		05/10/27	1,536,987
(3 mo. USD Term SOFR + 3.250%)
	1,479,632	8.755		05/10/27	1,414,203
Carestream Dental Equipment, Inc.(d) (3 mo.USD LIBOR + 3.250%)
	241,377	8.981		09/01/24	199,539
Carestream Health, Inc.(d) (3 mo. USD Term SOFR + 7.500%)
	1,253,197	12.990		09/30/27	919,922
Medline Borrower LP(d) (1 mo. USD Term SOFR + 3.250%)
	1,409,560	8.689		10/23/28	1,399,876
Viant Medical Holdings, Inc.(d) (1 mo. USD Term SOFR + 3.750%)
	622,728	9.189		07/02/25	609,756
Vyaire Medical, Inc.(d) (3 mo. USD Term SOFR + 4.750%)
	365,837	10.408		04/16/25	254,868

					7,185,937

Health Care Services – 0.2%
Envision Healthcare Corp.(d)
(3 mo. USD Term SOFR + 4.250%)
	2,300,294	9.148		03/31/27	393,350
(3 mo. USD Term SOFR + 7.875%)
	329,958	13.267		03/31/27	427,296
ICON Luxembourg SARL(d) (3 mo. USD Term SOFR + 2.250%)
	291,559	7.902		07/03/28	291,627
National Mentor Holdings, Inc.
	44,885	0.000	(n)	03/02/28	39,036
(1 mo. USD Term SOFR)
	2,000	3.750	(d)	03/02/28	1,739
Select Medical Corp.(d) (1 mo. USD Term SOFR + 3.000%)
	163,667	8.324		03/06/27	163,002
Star Parent, Inc.(d) (3 mo.USD LIBOR + 4.000%)
	1,000,000	9.386		09/27/30	951,630
Verscend Holding Corp.(d) (1 mo. USD Term SOFR + 4.000%)
	226,244	9.325		08/27/25	225,914

					2,493,594

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Healthcare Providers & Services – 1.1%
DaVita, Inc.(d) (1 mo. USD Term SOFR + 1.750%)
$182,893	7.189%	08/12/26	$180,676
EyeCare Partners LLC(d) (3 mo. USD Term SOFR + 4.500%)
374,058	9.983	11/15/28	215,083
Fortrea Holdings, Inc. (1 mo. USD Term SOFR + 3.750%)
399,000	9.066	07/01/30	398,501
Global Medical Response, Inc.(d)
(3 mo. USD Term SOFR + 4.250%)
107,376	9.895	03/14/25	69,303
(3 mo. USD Term SOFR + 4.250%)
1,963,678	9.934	10/02/25	1,267,397
Heartland Dental LLC(d) (1 mo. USD Term SOFR + 5.000%)
658,726	10.335	04/28/28	637,673
Lifescan Global Corp.(d) (3 mo. USD Term SOFR + 6.000%)
3,250,874	11.747	12/31/26	2,562,761
Medline Borrower LP(d) (1 mo. USD Term SOFR + 3.250%)
2,496,202	8.689	10/23/28	2,479,054
Onex TSG Intermediate Corp.(d) (3 mo. USD Term SOFR + 4.750%)
364,386	10.395	02/28/28	335,465
Parexel International Corp.(d) (1 mo. USD Term SOFR + 3.250%)
1,308,691	8.575	11/15/28	1,292,006
Phoenix Guarantor, Inc.(d)
(1 mo. USD Term SOFR + 3.250%)
336,875	8.689	03/05/26	333,038
(1 mo. USD Term SOFR + 3.500%)
231,149	8.939	03/05/26	229,184
Pluto Acquisition I, Inc.(d) (3 mo. USD Term SOFR + 4.000%)
165,736	9.684	06/22/26	137,975
PRA Health Sciences, Inc.(d) (3 mo. USD Term SOFR + 2.250%)
72,642	7.902	07/03/28	72,659
Surgery Center Holdings, Inc.(d) (1 mo.USD SOFR)
1,786,046	9.203	08/31/26	1,783,313

			11,994,088

Home Construction(d) – 0.1%
Chamberlain Group, Inc. (1 mo. USD Term SOFR + 3.250%)
1,370,248	8.674	11/03/28	1,329,140

Home Furnishings(d) – 0.1%
AI Aqua Merger Sub, Inc. (1 mo. USD Term SOFR + 3.750%)
615,322	9.082	07/31/28	602,948
Herman Miller, Inc. (1 mo. USD Term SOFR + 2.000%)
364,096	7.439	07/19/28	358,693
Weber-Stephen Products LLC (1 mo. USD Term SOFR + 3.250%)
763,472	8.689	10/30/27	665,854

			1,627,495

Household Products – 0.1%
Kronos Acquisition Holdings, Inc.(d)
(3 mo. USD Term SOFR + 3.750%)
323,439	9.402	12/22/26	316,346

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Household Products – (continued)
(3 mo. USD Term SOFR + 6.000%)
$272,917	11.567%	12/22/26	$272,576

			588,922

Housewares(d) – 0.3%
Southern Veterinary Partners LLC (1 mo. USD Term SOFR + 4.000%)
2,828,280	9.439	10/05/27	2,792,926
Springs Windows Fashions LLC (1 mo. USD Term SOFR + 4.000%)
961,574	9.439	10/06/28	781,626

			3,574,552

Industrial Services(d) – 0.2%
LaserShip, Inc. (3 mo. USD Term SOFR + 4.500%)
1,932,999	10.396	05/07/28	1,725,800

Insurance – 1.7%
Acrisure LLC(d)
(1 mo.USD LIBOR + 3.500%)
1,741,609	8.939	02/15/27	1,693,436
(1 mo.USD LIBOR + 4.250%)
3,838,824	9.689	02/15/27	3,808,421
Alliant Holdings Intermediate LLC(d)
(1 mo. USD Term SOFR + 3.500%)
248,204	8.835	11/05/27	247,248
(1 mo. USD Term SOFR + 3.500%)
248,204	8.835	11/05/27	247,248
(1 mo.USD LIBOR + 3.500%)
244,997	8.939	11/05/27	244,034
AssuredPartners, Inc.(d)
(1 mo. USD Term SOFR + 3.500%)
368,131	8.824	02/12/27	364,726
(1 mo. USD Term SOFR + 3.500%)
500,000	8.939	02/12/27	495,280
(1 mo. USD Term SOFR + 3.500%)
2,110,432	8.939	02/12/27	2,090,657
Asurion LLC(d)
(1 mo. USD Term SOFR + 5.250%)
276,000	10.689	01/20/29	234,995
(3 mo. USD Term SOFR + 3.250%)
375,448	8.689	07/31/27	358,395
Broadstreet Partners, Inc.(d)
(1 mo. USD Term SOFR + 3.000%)
736,502	8.325	01/27/27	728,150
(1 mo. USD Term SOFR + 3.250%)
332,130	8.689	01/27/27	328,550
(1 mo. USD Term SOFR + 4.000%)
2,028,317	9.324	01/27/29	2,021,137
Howden Group Holdings Ltd.(d) (1 mo. USD Term SOFR + 4.000%)
1,119,375	9.324	04/18/30	1,117,629
HUB International Ltd.(d)
(3 mo. USD Term SOFR + 4.250%)
2,750,000	9.662	06/20/30	2,748,047

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Insurance – (continued)
(3 mo. USD Term SOFR + 4.250%)
	$846,645	9.662%	06/20/30	$846,044
Sedgwick Claims Management Services, Inc.(d) (1 mo. USD Term SOFR + 3.750%)
	174,561	9.074	02/24/28	173,798

				17,747,795

Internet – 0.5%
Arches Buyer, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
	1,000,000	8.674	12/06/27	970,180
CNT Holdings I Corp.(d)
(3 mo. USD Term SOFR + 3.500%)
	615,893	8.926	11/08/27	612,333
(3 mo. USD Term SOFR + 3.500%)
	122,487	8.926	11/08/27	121,779
(3 mo. USD Term SOFR + 6.750%)
	2,118,000	12.176	11/06/28	2,110,058
IU Finance Management GmbH(d) (3 mo. EUR EURIBOR + 4.980%)
EUR	192,307	8.775	12/08/28	201,573
MH Sub I LLC(d)
(1 mo. USD Term SOFR + 3.750%)
	$216,059	9.189	09/13/24	216,094
(1 mo. USD Term SOFR + 3.750%)
	474,409	9.189	09/13/24	474,115
Proofpoint, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
	249,870	8.689	08/31/28	245,428
PUG LLC(d) (1 mo. USD Term SOFR + 4.250%)
	536,426	9.689	02/12/27	505,581

				5,457,141

Leisure Time – 1.1%
Alterra Mountain Co.(d)
(1 mo. USD Term SOFR + 3.500%)
	366,863	8.939	08/17/28	366,404
(1 mo. USD Term SOFR + 3.750%)
	2,280,852	9.174	05/31/30	2,279,438
(1 mo. USD Term SOFR + 3.750%)
	448,545	9.174	05/31/30	448,267
Carnival Corp.(d)
(1 mo. USD Term SOFR + 3.250%)
	2,728,030	8.689	10/18/28	2,674,615
(1 mo. USD Term SOFR + 3.250%)
	259,845	8.689	10/18/28	254,758
ClubCorp Holdings, Inc.(d) (1 mo.USD LIBOR + 2.750%)
	4,290,049	8.189	09/18/24	4,153,325
Equinox Holdings, Inc.(d) (6 mo.USD LIBOR + 3.000%)
	786,421	8.731	03/08/24	756,599
Hornblower Sub LLC(d) (3 mo.USD LIBOR + 0.000%)
	45,216	10.152	04/27/25	15,713
Life Time Fitness, Inc.(d) (3 mo. USD Term SOFR + 4.750%)
	357,868	10.130	01/15/26	357,599

				11,306,718

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Lodging(h) – 0.1%
Compass IV Ltd. (1 mo. USD Term SOFR + 4.000%)
EUR	600,000	7.867%	05/09/25	$628,512

Machinery-Diversified – 1.2%
Ali Group North America Corp.(d) (1 mo. USD Term SOFR + 2.000%)
	$283,456	7.439	07/30/29	282,968
ASP Blade Holdings, Inc.(d) (1 mo. USD Term SOFR + 4.000%)
	978,561	9.325	10/13/28	858,081
Chart Industries, Inc.(d)
(1 mo. USD Term SOFR + 3.250%)
	248,750	8.665	03/15/30	247,922
(1 mo. USD Term SOFR + 3.750%)
	498,747	9.085	03/15/30	496,877
Pro Mach Group, Inc.(d)
(1 mo. USD Term SOFR + 4.000%)
	36,957	9.439	08/31/28	36,844
(1 mo. USD Term SOFR + 5.000%)
	997,500	10.424	08/31/28	997,500
SPX Flow, Inc.(d) (1 mo. USD Term SOFR + 4.500%)
	1,823,420	9.924	04/05/29	1,805,185
Star U.S. Bidco LLC(d) (1 mo. USD Term SOFR + 4.250%)
	1,237,742	9.674	03/17/27	1,231,813
Titan Acquisition Ltd.(d) (3 mo.USD LIBOR + 3.000%)
	4,905,793	8.731	03/28/25	4,825,535
Vertical U.S. Newco, Inc.(d)
(6 mo. USD Term SOFR + 3.500%)
	979,120	9.381	07/30/27	971,659
(6 mo. USD Term SOFR + 3.500%)
	52,539	9.381	07/30/27	52,138
Victory Buyer LLC(d) (1 mo. USD Term SOFR + 3.750%)
	588,280	9.189	11/19/28	550,883

				12,357,405

Media – 0.6%
Cengage Learning, Inc.(d) (3 mo. USD Term SOFR + 4.750%)
	962,137	10.406	07/14/26	950,659
CSC Holdings LLC(d)
(1 mo. USD Term SOFR + 4.500%)
	509,338	9.835	01/18/28	474,958
(1 mo.USD LIBOR + 2.250%)
	183,260	7.699	07/17/25	177,726
(1 mo.USD LIBOR + 2.250%)
	32,395	7.699	01/15/26	31,099
Diamond Sports Group LLC(d) (1 mo. USD Term SOFR + 5.2500%)
	573,887	0.000	08/24/26	6,100
DirecTV Financing LLC(d) (1 mo. USD Term SOFR + 5.000%)
	579,169	10.325	08/02/27	562,727
iHeartCommunications, Inc.(d) (1 mo. USD Term SOFR + 3.000%)
	545,431	8.439	05/01/26	463,693
LCPR Loan Financing LLC(d) (1 mo. USD Term SOFR + 3.750%)
	329,208	9.199	10/16/28	325,504

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Media – (continued)
McGraw-Hill Global Education Holdings LLC(d) (1 mo. USD Term SOFR + 4.750%)
$140,969	10.189%	07/28/28	$133,341
NEP/NCP Holdco, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
910,874	8.689	10/20/25	818,812
Radiate Holdco LLC(d) (1 mo. USD Term SOFR + 3.250%)
256,790	8.689	09/25/26	211,900
Univision Communications, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
645,591	8.689	03/15/26	639,671
UPC Financing Partnership(d) (1 mo. USD Term SOFR + 3.000%)
250,000	8.449	01/31/29	244,792
Virgin Media Bristol LLC(d) (3 mo. USD Term SOFR + 3.250%)
775,000	8.790	03/31/31	756,958
Ziggo Financing Partnership(d) (1 mo. USD Term SOFR + 2.500%)
615,000	7.949	04/30/28	601,242

			6,399,182

Media - Broadcasting & Radio(d) – 0.0%
Getty Images, Inc. (3 mo. USD Term SOFR + 4.500%)
44,818	9.990	02/19/26	44,846
Grinding Media, Inc. (3 mo. USD Term SOFR + 4.000%)
366,563	9.684	10/12/28	355,567

			400,413

Metal Fabricate & Hardware – 0.3%
Crosby U.S. Acquisition Corp.(d)
(1 mo. USD Term SOFR + 4.750%)
1,753,983	10.189	06/26/26	1,738,635
(1 mo. USD Term SOFR + 5.000%)
1,997,185	10.339	06/27/26	1,982,206

			3,720,841

Mining(h) – 0.0%
Dominion Diamond (Fixed + 10.000%)
467,153	10.000	06/30/26	467,153

Miscellaneous Manufacturing – 0.1%
Gates Global LLC(d) (1 mo. USD Term SOFR + 2.500%)
237,595	7.924	03/31/27	237,001
LTI Holdings, Inc.(d)
(1 mo. USD Term SOFR + 3.500%)
1,107,503	8.939	09/06/25	1,051,341
(1 mo. USD Term SOFR + 4.750%)
249,350	10.189	07/24/26	237,507

			1,525,849

Oil Field Services(d) – 0.3%
Gulf Finance LLC (1 mo. USD Term SOFR + 6.750%)
2,683,740	12.202	08/25/26	2,685,967
QuarterNorth Energy Holding, Inc. (1 mo. USD Term SOFR + 8.000%)
1,002,843	13.439	08/27/26	999,083

			3,685,050

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(m) – (continued)

Packaging – 0.7%
Berlin Packaging LLC(d) (3 mo. USD Term SOFR)
$149,618	4.250%		03/11/28	$145,905
Charter NEX U.S., Inc.(d) (1 mo. USD Term SOFR + 3.750%)
1,103,771	9.189		12/01/27	1,073,417
Clydesdale Acquisition Holdings, Inc.(d) (1 mo. USD Term SOFR + 4.175%)
186,744	9.599		04/13/29	180,379
Klockner-Pentaplast of America, Inc.(d) (6 mo. USD Term SOFR + 4.725%)
344,633	10.476		02/12/26	324,386
LABL, Inc.(d) (1 mo. USD Term SOFR + 5.000%)
2,206,080	10.424		10/29/28	2,071,796
(1 mo. USD Term SOFR + 5.000%)
149,241	10.424		10/29/28	140,156
Pregis TopCo Corp.(d) (1 mo. USD Term SOFR + 3.750%)
739,776	9.074		07/31/26	729,419
Pretium Packaging LLC(d) (3 mo. USD Term SOFR + 5.000%)
304,352	10.395		10/02/28	297,808
Pretium Packaging, LLC(d) (3 mo. USD Term SOFR + 5.000%)
159,251	10.395		10/02/28	155,826
(3 mo. USD Term SOFR + 4.600%)
1,624,123	9.991		10/02/28	1,234,334
Pretium PKG Holdings, Inc.(d) (3 mo. USD Term SOFR + 4.000%)
139,689	9.317		10/02/28	103,641
(3 mo. USD Term SOFR + 6.750%)
250,000	12.195		10/01/29	108,750
Reynolds Group Holdings, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
329,920	8.689		02/05/26	329,033
(1 mo. USD Term SOFR + 3.250%)
64,569	8.689		09/24/28	64,203
TricorBraun Holdings, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
301,852	8.689		03/03/28	292,042

				7,251,095

Pharmaceuticals – 2.1%
Curium Bidco Sarl(d) (3 mo. USD Term SOFR + 4.500%)
1,117,512	9.890		07/31/29	1,112,628
Gainwell Acquisition Corp.(d)
(3 mo. USD Term SOFR + 8.000%)
750,000	13.522	(h)	10/02/28	727,500
(3 mo. USD Term SOFR + 4.000%)
1,701,783	9.490		10/01/27	1,623,790
(3 mo. USD Term SOFR + 4.000%)
307,798	9.490		10/01/27	293,691
Grifols Worldwide Operations USA, Inc.(d) (1 mo. USD Term SOFR + 2.000%)
323,754	7.424		11/15/27	314,770
Jazz Financing Lux SARL(d) (1 mo. USD Term SOFR + 3.500%)
1,781,778	8.939		05/05/28	1,780,780
Lannett Co., Inc.(d)(h) (3 mo.USD LIBOR + 2.000%)
393,583	2.000		06/16/30	393,583

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Pharmaceuticals – (continued)
Midwest Veterinary Partners LLC(d) (1 mo. USD Term SOFR + 4.000%)
$1,100,781	9.439%	04/27/28	$1,072,799
Organon & Co.(d) (1 mo. USD Term SOFR + 3.000%)
951,330	8.451	06/02/28	948,239
Pathway Vet Alliance LLC(d) (1 mo. USD Term SOFR + 3.750%)
3,125,646	9.189	03/31/27	2,837,305
Pearl Intermediate Parent LLC(d) (1 mo. USD Term SOFR + 2.750%)
2,492,093	8.174	02/14/25	2,487,034
(1 mo. USD Term SOFR + 3.250%)
497,382	8.674	02/14/25	496,243
(1 mo. USD Term SOFR + 6.250%)
2,821,661	11.674	02/13/26	2,802,615
Southern Veterinary Partners LLC(d) (1 mo. USD Term SOFR)
375,000	13.070	10/05/28	357,499
Sunshine Luxembourg VII SARL(d) (3 mo. USD Term SOFR + 3.750%)
4,917,429	9.240	10/01/26	4,908,529

			22,157,005

Pipelines – 0.7%
Epic Y-Grade Services LP(d) (3 mo. USD Term SOFR + 6.000%)
2,169,651	11.522	06/30/27	2,034,048
Freeport LNG Investments LLLP(d) (3 mo. USD Term SOFR + 3.000%)
1,605,249	8.677	11/17/26	1,582,503
ITT Holdings LLC(n)
750,000	0.000	10/05/30	739,687
TransMontaigne Operating Co. LP(d) (1 mo. USD Term SOFR + 3.500%)
857,761	8.940	11/17/28	846,636
Traverse Midstream Partners LLC(d) (1 mo. USD Term SOFR + 3.750%)
1,666,053	9.240	02/16/28	1,659,806
(3 mo. USD Term SOFR + 3.750%)
334,712	9.240	02/16/28	333,456

			7,196,136

Real Estate – 0.1%
Cushman & Wakefield U.S. Borrower LLC(d) (1 mo. USD Term SOFR + 2.750%)
2,336	8.189	08/21/25	2,327
(1 mo. USD Term SOFR + 3.250%)
562,891	8.674	01/31/30	536,153
Cushman & Wakefield U.S. Borrower, LLC(d) (1 mo. USD Term SOFR + 2.750%)
51,267	8.189	08/21/25	51,075
Forest City Enterprises LP(d) (1 mo. USD Term SOFR + 3.500%)
239,000	8.939	12/08/25	214,727

			804,282

Retailers(d) – 0.0%
Jo-Ann Stores, Inc. (3 mo. USD Term SOFR + 4.750%)
288,313	10.391	07/07/28	83,611

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Retailing – 1.1%
1011778 BC Unlimited Liability Co.(d) (1 mo. USD Term SOFR + 2.250%)
$104,226	7.582%	09/20/30	$103,158
Academy Ltd.(d) (1 mo. USD Term SOFR + 3.750%)
678,453	9.179	11/05/27	677,394
BCPE Empire Holdings, Inc.(d) (1 mo. USD Term SOFR + 4.750%)
1,877,856	10.074	12/11/28	1,873,631
Belk, Inc.(d) (3 mo.USD LIBOR + 10.000%)
552,603	10.000	07/31/25	95,783
(3 mo. U.S. (Fed) Prime Rate + 6.500%)
112,852	15.000	07/31/25	95,924
EG Finco Ltd. (1 mo. USD Term SOFR + 4.000%)
91,145	7.858	02/05/25	95,878
(1 mo. USD Term SOFR + 4.000%)
176,555	7.858	02/07/28	178,900
EG Group Ltd.(d) (1 mo. USD Term SOFR + 4.000%)
$356,541	9.325	02/07/25	355,539
IRB Holding Corp.(d) (1 mo. USD Term SOFR + 3.000%)
818,452	8.424	12/15/27	808,901
K-Mac Holdings Corp.(d) (1 mo. USD Term SOFR + 6.750%)
500,000	12.174	07/21/29	466,875
PetSmart, Inc.(d) (1 mo. USD Term SOFR + 3.750%)
1,308,616	9.174	02/11/28	1,290,897
Restoration Hardware, Inc.(d) (1 mo. USD Term SOFR + 2.500%)
219,400	7.939	10/20/28	204,591
SRS Distribution, Inc.(d) (1 mo. USD Term SOFR + 3.500%)
99,746	8.825	06/02/28	97,097
(1 mo. USD Term SOFR + 3.500%)
2,143,664	8.939	06/02/28	2,090,072
(3 mo. USD Term SOFR + 3.500%)
249,365	8.825	06/02/28	242,742
Staples, Inc.(d) (3 mo.USD LIBOR + 5.000%)
120,386	10.634	04/16/26	103,307
Tacala LLC(d) (1 mo. USD Term SOFR + 3.500%)
997,362	9.439	02/05/27	990,301
(1 mo. USD Term SOFR + 7.500%)
500,000	13.439	02/04/28	480,625
Whatabrands LLC(d) (1 mo. USD Term SOFR + 3.000%)
1,447,589	8.439	08/03/28	1,432,939

			11,684,554

Semiconductors(d) – 0.0%
Bright Bidco BV (3 mo. USD Term SOFR + 1.000%)
580,108	6.378	10/31/27	215,609

Services Cyclical - Business Services(d) – 0.0%
Travelport Finance (Luxembourg) SARL (1 mo.USD LIBOR + 7.114%)
3,769	3.515	02/28/25	3,609

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Software – 3.8%
Applied Systems, Inc.(d)
(3 mo. USD Term SOFR + 4.500%)
$3,482,500	9.890%	09/18/26	$3,487,724
(3 mo. USD Term SOFR + 6.750%)
2,847,036	12.140	09/17/27	2,854,752
Apttus Corp.(d)
(1 mo. USD Term SOFR + 4.000%)
212,975	9.439	05/08/28	210,535
Banff Merger Sub, Inc.(d)
(1 mo. USD Term SOFR + 3.750%)
1,086,358	9.189	10/02/25	1,084,663
Camelot U.S. Acquisition LLC(d)
(1 mo. USD Term SOFR + 3.000%)
209,248	8.439	10/30/26	208,882
(1 mo. USD Term SOFR + 3.000%)
746,301	8.439	10/30/26	744,906
Dun & Bradstreet Corp.(d)
(1 mo. USD Term SOFR + 2.750%)
2,486,853	8.176	02/06/26	2,482,974
(1 mo. USD Term SOFR + 2.750%)
584,420	8.176	02/06/26	583,509
Epicor Software Corp.(d)
(1 mo. USD Term SOFR + 3.250%)
1,865,457	8.689	07/30/27	1,854,189
(1 mo. USD Term SOFR + 3.250%)
1,758,006	8.689	07/30/27	1,747,388
(1 mo. USD Term SOFR + 3.750%)
1,750,000	9.074	07/30/27	1,750,245
Greenway Health LLC(d) (1 mo. USD Term SOFR + 3.750%)
121,517	9.189	02/16/24	108,960
Informatica LLC(d) (1 mo. USD Term SOFR + 2.750%)
982,513	8.189	10/27/28	978,524
Ivanti Software, Inc.(d) (3 mo. USD Term SOFR + 4.250%)
37,980	9.652	12/01/27	33,691
Mavenir Systems, Inc.(d) (3 mo.USD LIBOR + 4.750%)
740,454	10.389	08/18/28	541,642
Open Text Corp.(d) (1 mo. USD Term SOFR + 2.750%)
1,311,024	8.174	01/31/30	1,309,568
Polaris Newco LLC(d) (1 mo. USD Term SOFR + 4.000%)
2,317,729	9.439	06/02/28	2,184,460
Quest Software U.S. Holdings, Inc.(d) (3 mo. USD Term SOFR + 7.500%)
312,603	13.033	02/01/30	209,250
Rackspace Technology Global, Inc.(d) (1 mo. USD Term SOFR + 2.750%)
2,668,782	8.206	02/15/28	1,163,349
RealPage, Inc.(d) (1 mo. USD Term SOFR + 6.500%)
3,989,000	11.939	04/23/29	3,967,060
Rocket Software, Inc.(d) (1 mo. USD Term SOFR + 4.750%)
124,349	10.145	11/28/28	121,831
Sophia LP(d)
(1 mo. USD Term SOFR + 8.000%)
2,000,000	13.424	10/09/28	1,995,000
(1 mo. USD Term SOFR + 3.500%)
1,090,213	8.924	10/07/27	1,075,222

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(m) – (continued)

Software – (continued)
SS&C European Holdings SARL(d) (1 mo. USD Term SOFR + 1.750%)
$429,826	7.189%		04/16/25	$429,452
SS&C Technologies, Inc.(d) (1 mo. USD Term SOFR + 1.750%)
452,678	7.189		04/16/25	452,284
The Ultimate Software Group, Inc.(d)
(3 mo. USD Term SOFR + 3.250%)
1,084,263	8.764		05/04/26	1,077,606
(3 mo. USD Term SOFR + 4.500%)
2,244,375	10.022		05/04/26	2,242,378
(3 mo. USD Term SOFR + 5.250%)
2,272,530	10.764		05/03/27	2,267,417
Ultimate Software Group, Inc.(d) (3 mo. USD Term SOFR + 3.750%)
2,375,000	9.233		05/04/26	2,368,611
West Corp.(d) (3 mo. USD Term SOFR)
570,980	5.000		04/10/27	530,691
Zelis Healthcare Corp.(d) (1 mo. USD Term SOFR + 3.500%)
241,203	8.939		09/30/26	240,940

				40,307,703

Technology - Software(d) – 0.1%
Quartz Acquireco LLC (1 mo. USD Term SOFR + 3.500%)
250,000	8.824		06/28/30	249,375
Riverbed Technology, Inc. (3 mo. USD Term SOFR + 4.000%)
504,006	9.890		07/01/28	323,824

				573,199

Telecommunication Services – 0.8%
Altice France SA(d)
(3 mo.USD LIBOR + 3.688%)
232,500	9.343		01/31/26	216,709
(3 mo.USD LIBOR + 4.000%)
213,802	9.626		08/14/26	198,926
Avaya, Inc.(d)
(1 mo. USD Term SOFR + 8.500%)
273,468	13.824		08/01/28	239,741
(1 mo. USD Term SOFR + 8.500%)
1,532,860	13.825		08/01/28	1,343,812
Cincinnati Bell, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
268,159	8.674		11/22/28	261,903
CommScope, Inc.(d) (1 mo. USD Term SOFR + 3.250%)
660,703	8.689		04/06/26	564,623
Cyxtera DC Holdings, Inc.(d)
(1 mo. USD Term SOFR + 8.500%)
387,600	13.951		12/07/23	386,922
(3 mo. USD Term SOFR + 3.000%)
1,157,899	0.000	(f)(o)	05/01/24	661,079
Dawn Acquisition LLC(d) (3 mo. USD Term SOFR + 3.750%)
1,457,528	9.402		12/31/25	1,226,597
Delta TopCo, Inc.(d) (6 mo. USD Term SOFR + 3.750%)
463,270	9.069		12/01/27	455,260
EOS Finco SARL(d) (3 mo. USD Term SOFR + 5.750%)
367,197	11.164		10/08/29	343,943

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)

Telecommunication Services – (continued)
Frontier Communications Corp.(d) (1 mo. USD Term SOFR + 3.750%)
	$969,975	9.189%	10/08/27	$932,389
GOGO Intermediate Holdings LLC(d) (1 mo. USD Term SOFR + 3.750%)
	801,467	9.189	04/30/28	799,968
MLN U.S. HoldCo LLC(d)
(1 mo. USD Term SOFR + 6.700%)
	547,835	12.195	11/01/27	136,959
(3 mo. USD Term SOFR + 4.500%)
	889,178	10.011	11/30/25	88,918
(3 mo. USD Term SOFR + 8.750%)
	250,000	14.261	11/30/26	18,750
Nuuday AS (1 mo. USD Term SOFR + 6.500%)
EUR	400,000	10.448	02/03/28	421,784

				8,298,283

Telecommunications(d) – 0.0%
CenturyLink, Inc. (1 mo. USD Term SOFR + 2.250%)
	$134,569	7.689	03/15/27	100,990
Level 3 Financing, Inc. (1 mo. USD Term SOFR + 1.750%)
	460,000	7.189	03/01/27	428,692

				529,682

Transportation – 0.1%
Kenan Advantage Group, Inc.(d)
(3 mo. USD Term SOFR + 3.750%)
	247,455	9.477	03/24/26	245,882
(3 mo. USD Term SOFR + 4.000%)
	498,750	9.727	03/24/26	496,570

				742,452

TOTAL BANK LOANS (Cost $282,803,600)				$273,842,834

	Shares	Description		Value

Common Stocks – 0.6%

Broadline Retail*(h) – 0.0%
	68	Belk, Inc.		$544

Commercial Services & Supplies*(h) – 0.0%
	1,565	Monitronics International,
		Inc.		—

Diversified Consumer Services* – 0.0%
	7,679	Premier Brands Group
		Holding		6,274

Energy Equipment & Services* – 0.0%
	17,933	Parker Drilling Co.		226,404

Entertainment* – 0.1%
	28,924	Cineworld Group PLC		594,388

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Financial Services*(h) – 0.0%
5,500	Copper Earnout Trust(i)	$15,125
240	Voyager Aviation Holdings LLC	—

		15,125

Media* – 0.0%
24,753	Clear Channel Outdoor Holdings, Inc.	27,228

Metals & Mining* – 0.0%
627	Arctic Canadian Diamond Co. Ltd.(h)	240,934
1,239,530	Burgundy Diamond Mines Ltd.	121,876
1,229,764	Tacora Resources, Inc.(h)	—

		362,810

Oil, Gas & Consumable Fuels – 0.2%
304	California Resources Corp.	15,988
18,456	Fieldwood Energy, Inc.*	2,466,958

		2,482,946

Pharmaceuticals*(h) – 0.0%
65,267	Lannett Co., Inc.	115,523

Professional Services – 0.1%
11,631	Avaya Holdings Corp.	84,325
49,875	Avaya Holdings Corp.*	361,593
865	Skillsoft Corp.*	16,262

		462,180

Real Estate – 0.1%
41,250	Copper Property CTL Pass-Through Trust	429,000

Semiconductors & Semiconductor Equipment* – 0.0%
18,377	Bright Bidco BV	8,564

Specialty Retail*(h) – 0.1%
7,504	Guitar Center, Inc.	1,371,506

Wireless Telecommunication Services* – 0.0%
5,606	IQOR US, Inc.	4,905
45,384	Windstream Corp.	419,802

		424,707

TOTAL COMMON STOCKS (Cost $9,748,329)		$6,527,199

Units	Expiration Date	Value

Warrants* – 0.0%

Avation PLC
20,510	10/31/26	$7,479
California Resources Corp.
670	10/27/24	11,953

Units	Expiration Date	Value

Warrants* – (continued)

Fieldwood Energy, Inc.
6,687	08/01/29	$85,318
Guitar Center, Inc.(h)
3,972	12/31/99	251,341

TOTAL WARRANTS (Cost $427,767)		$356,091

Shares	Dividend Rate	Value

Preferred Stocks(f)(h) – 0.0%

Post Secondary Education – 0.0%
Voyager Aviation Holdings LLC
1,441	0.000%	$—

Specialty Retail – 0.0%
Guitar Center, Inc.
103	0.000	9,632

TOTAL PREFERRED STOCKS (Cost $84,145)		$9,632

Shares	Description	Value

Exchange Traded Funds – 0.1%

20,730	iShares iBoxx High Yield Corporate Bond ETF	$1,504,376
(Cost $1,501,039)

Shares	Dividend Rate	Value

Investment Company(p) – 7.3%

Goldman Sachs Financial Square Government Fund—Institutional Shares
78,435,092	5.258%	$78,435,092
(Cost $78,435,092)

TOTAL INVESTMENTS – 100.3% (Cost $1,150,173,516)		$1,074,034,370

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(3,359,100)

NET ASSETS – 100.0%		$1,070,675,270

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Pay-in-kind securities.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2023.

(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on October 31, 2023.

(f)	Security is currently in default and/or non-income producing.

(g)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $905,066, which represents approximately 0% of the Fund’s net assets as of October 31, 2023.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(i)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $114,074, which represents approximately 0.0% of the Fund’s net assets as of 10/31/23. See additional details below:

Restricted Security	Acquisition Date	Cost

Chesapeake Energy Corp.	06/21/19	$42,991
Chesapeake Energy Corp.	06/21/19	316,924
Copper Earnout Trust	12/07/20	39,600
Neiman Marcus Group Ltd. LLC	10/15/21	605,000

(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2023.

(k)	Actual maturity date is April 03, 2120.

(l)	Actual maturity date is July 28, 2121.

(m)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(n)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(o)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(p)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Barclays Bank PLC	USD	237,581	AUD	369,000	12/21/23	$ 3,093
	USD	9,339,286	CNH	68,099,088	12/12/23	35,802
	USD	3,495,800	PEN	13,083,468	03/18/24	105,792
BNP Paribas SA	COP	3,599,692,668	USD	858,368	11/15/23	13,082
	HUF	629,607,026	USD	1,697,483	01/12/24	26,382
	USD	2,796,600	EUR	2,596,595	03/18/24	30,965
	USD	294,672	NGN	266,899,500	11/02/23	265
BofA Securities LLC	PLN	14,779,611	USD	3,415,909	12/07/23	89,984
	USD	706,460	HUF	256,589,523	01/12/24	3,917
Citibank NA	EUR	846,909	USD	896,881	01/18/24	2,657
	GBP	375,000	USD	455,682	01/18/24	412
	USD	1,086,403	CAD	1,486,198	01/18/24	13,155
	USD	1,062,000	EUR	995,113	01/18/24	5,049
JPMorgan Securities, Inc.	COP	3,665,611,700	USD	881,581	11/15/23	5,828
	THB	253,069,423	USD	6,998,601	01/12/24	89,493
MS & Co. Int. PLC	EUR	1,687,787	USD	1,779,606	11/16/23	7,435
	TRY	56,055,000	USD	1,850,000	01/12/24	13,790
	USD	1,008,855	CAD	1,381,829	11/16/23	12,192
	USD	3,963,470	MYR	18,455,900	01/12/24	71,520

TOTAL						$530,813

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Barclays Bank PLC	EUR	22,490,000	USD	24,013,945	01/25/24	$(118,788)
	GBP	2,680,000	USD	3,275,306	01/25/24	(15,599)
	MYR	18,455,900	USD	3,948,208	01/12/24	(56,258)
	USD	1,670,000	COP	6,974,003,500	11/15/23	(18,337)
BNP Paribas SA	COP	10,926,254,146	USD	2,663,707	11/15/23	(18,569)
	NGN	266,899,500	USD	333,000	11/02/23	(38,593)
	NGN	1,195,500,000	USD	1,500,000	11/13/23	(191,733)
	NGN	735,335,016	USD	919,169	11/15/23	(115,629)
	PLN	13,714,388	USD	3,253,865	12/07/23	(655)
BofA Securities LLC	CNH	68,099,088	USD	9,304,552	12/12/23	(1,068)
	PLN	9,396,290	USD	2,232,693	12/07/23	(3,786)
Citibank NA	CAD	1,464,705	USD	1,069,141	01/18/24	(11,414)
	EUR	650,000	USD	692,063	01/18/24	(1,671)
	GBP	711,971	USD	867,947	01/18/24	(2,012)
	USD	292,832	EUR	277,371	01/18/24	(1,775)
	USD	134,430	GBP	110,773	01/18/24	(298)
JPMorgan Securities, Inc.	COP	10,381,476,000	USD	2,539,500	11/15/23	(26,247)
	COP	28,770,000,000	USD	7,000,000	03/18/24	(230,262)
	TRY	73,770,400	USD	2,020,000	09/18/24	(95,757)
	USD	8,607,126	PLN	37,890,289	12/07/23	(380,884)
MS & Co. Int. PLC	CAD	1,381,829	USD	1,010,257	11/16/23	(13,594)
	EUR	452,745	USD	480,000	11/16/23	(630)
	GBP	484,402	USD	589,905	11/16/23	(1,082)
	TRY	23,302,987	USD	810,000	12/11/23	(13,510)
	TRY	51,124,770	USD	1,402,600	09/18/24	(69,051)
	USD	15,000	GBP	12,391	11/16/23	(62)

TOTAL						$(1,427,264)

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	24	12/19/23	$2,548,125	$(80,178)

SWAP CONTRACTS — At October 31, 2023, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at October 31, 2023(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid		Unrealized Appreciation/ (Depreciation)

Protection Sold:
American Airlines Group, Inc.	5.000%	9.904%	Citibank NA	06/20/28	$630	$(91,578)		$(46,049)	$(45,529)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at October 31, 2023(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Ford Motor Co.	5.000%	2.243%	Citibank NA	12/20/27	$1,490	$155,790	$92,312	$ 63,478

TOTAL						$ 64,212	$46,263	$ 17,949

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at October 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 54	5.000%	5.155%	12/20/28	$30,520	$(5,060)	$(29,749)	$24,689

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At October 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put ZAR	Barclays Bank PLC	19.300%	12/15/2023	6,625,000	$6,625,000	$63,944	$169,600	$(105,656)
Call USD/Put ZAR	BofA Securities LLC	19.300	12/15/2023	1,191,000	1,191,000	11,496	31,579	(20,083)
Written option contracts
Calls
Call USD/Put ZAR	Barclays Bank PLC	20.800	12/15/2023	(6,625,000)	(6,625,000)	(10,706)	(58,300)	47,594
Call USD/Put ZAR	BofA Securities LLC	20.800	12/15/2023	(1,191,000)	(1,191,000)	(1,925)	(10,296)	8,371

TOTAL				—	$—	$62,809	$132,583	$ (69,774)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:

AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
INR	—Indian Rupee
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
NGN	—Nigeria Naira
PEN	—Peru Nuevo Sol
PLN	—Polish Zloty
RON	—Romania New Leu
THB	—Thailand Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:

CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURIBOR	—Euro Interbank Offered Rate
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

Abbreviations:

BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.HY Ind 54	—CDX North America High Yield Index 54
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments October 31, 2023

Shares	Description	Value

Common Stocks – 94.2%

Australia – 2.7%
302,095	APA Group (Gas Utilities)	$1,583,564
256,039	Atlas Arteria Ltd. (Transportation Infrastructure)	865,571
622,208	Cleanaway Waste Management Ltd.
	(Commercial Services & Supplies)	886,364
166,968	Goodman Group (Industrial REITs)	2,209,303
1,649,886	National Storage REIT (Specialized REITs)	2,103,578
230,170	NEXTDC Ltd.* (IT Services)	1,728,314
2,185,341	Scentre Group (Retail REITs)	3,385,510
1,239,704	Stockland (Diversified REITs)	2,797,939
3	Transurban Group (Transportation Infrastructure)	22

		15,560,165

Belgium – 0.5%
10,913	Aedifica SA (Health Care REITs)	595,365
31,197	Shurgard Self Storage Ltd. (Real Estate Management & Development)	1,167,538
50,423	Warehouses De Pauw CVA (Industrial REITs)	1,247,591

		3,010,494

Brazil – 0.3%
202,885	CCR SA (Transportation Infrastructure)	482,087
690,175	Santos Brasil Participacoes SA (Transportation Infrastructure)	1,013,000

		1,495,087

Canada – 6.4%
89,840	Allied Properties Real Estate Investment Trust (Office REITs)	1,026,835
39,553	Boardwalk Real Estate Investment Trust (Residential REITs)	1,847,090
46,225	Canadian Apartment Properties REIT (Residential REITs)	1,360,667
49,507	Chartwell Retirement Residences (Health Care Providers & Services)	362,712
373,948	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	11,983,594
42,040	GFL Environmental, Inc. (Commercial Services & Supplies)	1,211,593
227,615	InterRent Real Estate Investment Trust (Residential REITs)	1,930,234
176,788	Keyera Corp. (Oil, Gas & Consumable Fuels)	4,111,349
128,970	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	3,969,309
50,148	RioCan Real Estate Investment Trust (Retail REITs)	609,334
240,162	TC Energy Corp. (Oil, Gas & Consumable Fuels)	8,271,237

		36,683,954

Shares	Description	Value

Common Stocks (continued)

China – 0.8%
13,922,000	China Tower Corp. Ltd. Class H(a)
	(Diversified Telecommunication Services)	$1,298,236
340,800	ENN Energy Holdings Ltd. (Gas Utilities)	2,581,608
1,026,000	Zhejiang Expressway Co. Ltd. Class H (Transportation Infrastructure)	772,307

		4,652,151

France – 3.7%
12,118	Gecina SA (Office REITs)	1,189,877
151,816	Klepierre SA (Retail REITs)	3,686,666
37,294	Unibail-Rodamco-Westfield* (Retail REITs)	1,847,887
128,646	Vinci SA (Construction & Engineering)	14,224,957

		20,949,387

Germany – 0.6%
70,842	TAG Immobilien AG* (Real Estate Management & Development)	774,586
106,560	Vonovia SE (Real Estate Management & Development)	2,453,233

		3,227,819

Hong Kong – 2.6%
288,000	China Gas Holdings Ltd. (Gas Utilities)	258,914
175,300	China Resources Gas Group Ltd. (Gas Utilities)	518,208
428,741	CK Asset Holdings Ltd. (Real Estate Management & Development)	2,142,987
1,014,200	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	705,994
1,120,000	Kunlun Energy Co. Ltd. (Gas Utilities)	933,076
660,369	Link REIT (Retail REITs)	3,030,525
127,000	Power Assets Holdings Ltd. (Electric Utilities)	607,165
417,211	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	4,284,214
130,602	Swire Properties Ltd. (Real Estate Management & Development)	252,872
575,331	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	2,012,530

		14,746,485

Italy – 1.5%
265,330	Snam SpA (Gas Utilities)	1,216,682
958,744	Terna - Rete Elettrica Nazionale (Electric Utilities)	7,341,135

		8,557,817

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks (continued)

Japan – 6.1%
661	Daiwa House REIT Investment Corp. (Diversified REITs)	$1,169,803
2,368	GLP J-Reit (Industrial REITs)	2,120,916
205	Hoshino Resorts REIT, Inc. (Hotel & Resort REITs)	806,556
1,163	Industrial & Infrastructure Fund Investment Corp. (Industrial REITs)	1,045,303
4,832	Invincible Investment Corp. (Hotel & Resort REITs)	1,858,389
32,000	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	1,407,329
4,819	Japan Hotel REIT Investment Corp. (Hotel & Resort REITs)	2,190,878
91,518	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	1,171,460
332,982	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	7,217,337
176	Mitsui Fudosan Logistics Park, Inc. (Industrial REITs)	532,089
212	Nippon Accommodations Fund, Inc. (Residential REITs)	854,105
745	Nippon Building Fund, Inc. (Office REITs)	2,993,360
1,058	Nippon Prologis REIT, Inc. (Industrial REITs)	1,882,579
1,041	Nomura Real Estate Master Fund, Inc. (Diversified REITs)	1,148,700
96,600	Osaka Gas Co. Ltd. (Gas Utilities)	1,821,661
2,114	Sekisui House Reit, Inc. (Diversified REITs)	1,113,392
123,800	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	3,106,629
60,100	Tokyo Gas Co. Ltd. (Gas Utilities)	1,349,675
232,589	Tokyu Fudosan Holdings Corp. (Real
	Estate Management & Development)	1,355,138

		35,145,299

Mexico – 0.5%
77,193	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation Infrastructure)	589,277
4,540	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation Infrastructure)	528,592
444	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation Infrastructure)	95,997
69,026	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	1,487,606
117,525	Prologis Property Mexico SA de CV (Industrial REITs)	421,171

		3,122,643

Netherlands – 0.5%
95,647	Ferrovial SE (Construction & Engineering)	2,878,596

Shares	Description	Value

Common Stocks (continued)

Portugal – 0.2%
293,642	EDP - Energias de Portugal SA (Electric Utilities)	$1,234,030

Singapore – 1.9%
884,700	CapitaLand Ascendas REIT (Industrial REITs)	1,680,969
3,014,044	CapitaLand Ascott Trust (Hotel & Resort REITs)	1,981,749
945,101	CapitaLand Integrated Commercial Trust (Retail REITs)	1,214,662
1,287,875	CapitaLand Investment Ltd. (Real Estate Management & Development)	2,765,302
1,028,884	Frasers Logistics & Commercial Trust (Industrial REITs)	781,548
971,900	Mapletree Industrial Trust (Industrial REITs)	1,527,731
837,539	Mapletree Logistics Trust (Industrial REITs)	899,390

		10,851,351

Spain – 2.2%
10,817	Aena SME SA(a) (Transportation Infrastructure)	1,569,554
300,812	Cellnex Telecom SA*(a) (Diversified Telecommunication Services)	8,842,698
177,336	Inmobiliaria Colonial Socimi SA (Office REITs)	994,903
154,729	Merlin Properties Socimi SA (Diversified REITs)	1,290,097

		12,697,252

Sweden – 0.7%
165,411	Castellum AB (Real Estate Management & Development)	1,585,259
21,227	Catena AB (Real Estate Management & Development)	703,172
43,253	Sagax AB Class B (Real Estate Management & Development)	783,006
169,628	Wihlborgs Fastigheter AB (Real Estate Management & Development)	1,099,536

		4,170,973

United Kingdom – 5.1%
161,918	Big Yellow Group PLC (Specialized REITs)	1,883,120
491,084	Grainger PLC (Real Estate Management & Development)	1,357,323
198,701	Great Portland Estates PLC (Office REITs)	941,893
107,338	Land Securities Group PLC (Diversified REITs)	744,035
1,109,791	National Grid PLC (Multi-Utilities)	13,232,003
128,623	Safestore Holdings PLC (Specialized REITs)	1,070,335

323,759	Segro PLC (Industrial REITs)	2,814,158
48,166	Severn Trent PLC (Water Utilities)	1,554,911
61,640	SSE PLC (Electric Utilities)	1,225,006

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued) October 31, 2023

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
916,762	Tritax Big Box REIT PLC (Industrial REITs)	$1,526,333
237,046	UNITE Group PLC (Residential REITs)	2,508,543
36,739	United Utilities Group PLC (Water Utilities)	475,166

		29,332,826

United States – 57.9%
27,665	Agree Realty Corp. (Retail REITs)	1,547,580
33,164	Alexandria Real Estate Equities, Inc. (Office REITs)	3,088,563
27,440	Alliant Energy Corp. (Electric Utilities)	1,338,798
22,759	Ameren Corp. (Multi-Utilities)	1,723,084
144,072	American Homes 4 Rent Class A (Residential REITs)	4,716,917
131,183	American Tower Corp. (Specialized REITs)	23,375,499
19,602	American Water Works Co., Inc. (Water Utilities)	2,306,175
101,764	Americold Realty Trust, Inc. (Industrial REITs)	2,668,252
126,061	Apartment Income REIT Corp. (Residential REITs)	3,682,242
20,607	Atmos Energy Corp. (Gas Utilities)	2,218,550
30,322	AvalonBay Communities, Inc. (Residential REITs)	5,025,568
30,998	Boston Properties, Inc. (Office REITs)	1,660,563
103,702	Brixmor Property Group, Inc. (Retail REITs)	2,155,965
212,071	Broadstone Net Lease, Inc. (Diversified REITs)	3,000,805
15,417	Camden Property Trust (Residential REITs)	1,308,595
243,757	CenterPoint Energy, Inc. (Multi-Utilities)	6,552,188
51,403	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	8,554,487
58,460	Community Healthcare Trust, Inc. (Health Care REITs)	1,676,048
52,736	Consolidated Edison, Inc. (Multi-Utilities)	4,629,693
4,561	Constellation Energy Corp. (Electric Utilities)	515,028
53,297	Cousins Properties, Inc. (Office REITs)	952,417
35,892	Crown Castle, Inc. (Specialized REITs)	3,337,238
25,366	CubeSmart (Specialized REITs)	864,727
95,742	Digital Realty Trust, Inc. (Specialized REITs)	11,906,475
34,206	DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	1,846,098

13,034	DTE Energy Co. (Multi-Utilities)	1,256,217

Shares	Description	Value

Common Stocks (continued)

United States (continued)
44,800	Edison International (Electric Utilities)	$2,825,088
34,531	EPR Properties (Specialized REITs)	1,474,474
17,913	Equinix, Inc. (Specialized REITs)	13,070,041
144,227	Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	1,279,294
6,370	Equity LifeStyle Properties, Inc. (Residential REITs)	419,146
76,752	Equity Residential (Residential REITs)	4,246,688
89,704	Essential Properties Realty Trust, Inc. (Diversified REITs)	1,969,003
50,911	Essential Utilities, Inc. (Water Utilities)	1,703,482
18,621	Essex Property Trust, Inc. (Residential REITs)	3,983,404
9,490	Eversource Energy (Electric Utilities)	510,467
277,923	Exelon Corp. (Electric Utilities)	10,822,322
67,438	Extra Space Storage, Inc. (Specialized REITs)	6,985,902
65,309	First Industrial Realty Trust, Inc. (Industrial REITs)	2,762,571
47,297	Gaming & Leisure Properties, Inc. (Specialized REITs)	2,146,811
82,560	Healthcare Realty Trust, Inc. (Health Care REITs)	1,184,736
197,756	Host Hotels & Resorts, Inc. (Hotel & Resort REITs)	3,061,263
33,050	InvenTrust Properties Corp. (Retail REITs)	829,555
177,926	Invitation Homes, Inc. (Residential REITs)	5,282,623
21,971	Iron Mountain, Inc. (Specialized REITs)	1,297,827
81,775	Kilroy Realty Corp. (Office REITs)	2,337,130
375,660	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	6,085,692
7,362	Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	661,549
47,738	NETSTREIT Corp. (Retail REITs)	680,267
21,718	NextEra Energy, Inc. (Electric Utilities)	1,266,159
264,419	NiSource, Inc. (Multi-Utilities)	6,652,782
104,047	Omega Healthcare Investors, Inc. (Health Care REITs)	3,443,956
188,512	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	12,290,982
546,075	PG&E Corp.* (Electric Utilities)	8,901,023
7,566	PNM Resources, Inc. (Electric Utilities)	319,739
113,963	PPL Corp. (Electric Utilities)	2,800,071
162,051	Prologis, Inc. (Industrial REITs)	16,326,638
9,617	Public Service Enterprise Group, Inc. (Multi-Utilities)	592,888
11,565	Public Storage (Specialized REITs)	2,760,681
66,652	Realty Income Corp. (Retail REITs)	3,157,972

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
66,942	Regency Centers Corp. (Retail REITs)	$4,033,925
83,773	Rexford Industrial Realty, Inc. (Industrial REITs)	3,622,345
460	Ryman Hospitality Properties, Inc. (Hotel & Resort REITs)	39,376
127,976	Sabra Health Care REIT, Inc. (Health Care REITs)	1,745,593
46,916	SBA Communications Corp. (Specialized REITs)	9,788,085
157,481	Sempra (Multi-Utilities)	11,028,394
55,235	Simon Property Group, Inc. (Retail REITs)	6,069,774
66,320	SITE Centers Corp. (Retail REITs)	773,291
40,218	STAG Industrial, Inc. (Industrial REITs)	1,336,042
42,987	Sun Communities, Inc. (Residential REITs)	4,781,874
125,863	Sunstone Hotel Investors, Inc. (Hotel & Resort REITs)	1,170,526
116,645	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	9,752,688
15,089	Terreno Realty Corp. (Industrial REITs)	803,942
70,730	UDR, Inc. (Residential REITs)	2,249,921
12,990	Union Pacific Corp. (Ground Transportation)	2,696,854
48,507	Urban Edge Properties (Retail REITs)	769,321
198,942	Ventas, Inc. (Health Care REITs)	8,447,077
171,893	Veris Residential, Inc. (Residential REITs)	2,301,647
242,661	VICI Properties, Inc. (Specialized REITs)	6,770,242
4,800	Waste Connections, Inc. (Commercial Services & Supplies)	621,517
166,408	Welltower, Inc. (Health Care REITs)	13,913,373
74,343	Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	2,557,399

		331,313,204

TOTAL COMMON STOCKS (Cost $563,771,816)		$539,629,533

Shares	Dividend Rate	Value

Investment Company(b) – 2.2%

Goldman Sachs Financial Square Government Fund — Institutional Shares
12,559,159	5.258%	$ 12,559,159
(Cost $12,559,159)

TOTAL INVESTMENTS – 96.4% (Cost $ 576,330,975)		$552,188,692

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%		20,340,983

NET ASSETS – 100.0%		$572,529,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated fund.

SECTOR ALLOCATION AS OF OCTOBER 31, 2023

Sector	% of Total Market Value
Real Estate	58.0%
Utilities	18.9
Energy	12.8
Industrials	5.7
Investment Company	2.3
Communication Services	1.8
Information Technology	0.3
Consumer Discretionary	0.1
Health Care	0.1

100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	367	12/15/23	$10,701,720	$(1,329,506)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued) October 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities October 31, 2023

	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

Assets:

Investments in unaffiliated issuers, at value (cost $662,902,786, $1,071,738,424 and $563,771,816, respectively)	$691,434,023	$995,599,278	$539,629,533
Investments in affiliated issuers, at value (cost $60,301,113, $78,435,092 and $12,559,159,respectively)	60,301,113	78,435,092	12,559,159
Purchased options, at value (premium paid $0, $201,179 and $0, respectively)	—	75,440	—
Cash	1,103,112	11,853,105	433,050
Foreign currencies, at value (cost $262,055, $2,531,873 and $457,242, respectively)	285,373	2,520,463	453,008
Unrealized gain on swap contracts	—	63,478	—
Unrealized gain on forward foreign currency exchange contracts	1,536,908	530,813	—
Variation margin on futures contracts	824,663	22,089	190,857
Variation margin on swaps contracts	—	110,491	—
Receivables:
Fund shares sold	10,600,000	3,500,000	18,900,000
Collateral on certain derivative contracts(a)	5,675,129	6,098,657	847,770
Investments sold	2,977,105	43,487,233	2,603,211
Interest and dividends	815,029	16,804,786	1,086,439
Foreign tax reclaims	532,584	321,677	91,669
Reimbursement from investment adviser	185,330	—	—
Investments sold on an extended-settlement basis	49,333	1,225,969	—
Upfront payments made on swap contracts	—	92,312	—
Other assets	28,784	19,826	18,048

Total assets	776,348,486	1,160,760,709	576,812,744

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	506,313	1,427,264	—
Unrealized loss on swap contracts	—	45,529	—
Written option contracts, at value (premium received $0, $68,596 and $0, respectively)	—	12,631	—
Payables:
Fund shares redeemed	10,200,000	45,113,000	500,000
Investments purchased	2,780,923	36,906,131	3,068,099
Management fees	261,686	360,708	255,528
Due to broker	31,180	120,000	—
Transfer Agency fees	12,950	18,728	9,408
Investments purchased on an extended-settlement basis	—	5,257,145	—
Upfront payments received on swap contracts	—	46,049	—
Accrued expenses	1,084,989	778,254	450,034

Total liabilities	14,878,041	90,085,439	4,283,069

Net Assets:

Paid-in capital	748,925,707	1,318,225,977	624,151,837
Total distributable earnings (loss)	12,544,738	(247,550,707)	(51,622,162)

NET ASSETS	$761,470,445	$1,070,675,270	$572,529,675

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	82,619,774	147,385,317	69,695,846
Net asset value, offering and redemption price per share:	$9.22	$7.26	$8.21

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Multi-Manager Global Equity	$3,365,129	$2,310,000	$—
Multi-Manager Non-Core Fixed Income	52,800	5,945,857	100,000
Multi-Manager Real Assets Strategy	847,770	—	—

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations For the Fiscal Year Ended October 31, 2023

	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $721,091, $0 and $791,052,respectively)	$9,177,394	$695,780	$ 15,593,749
Dividends — affiliated issuers	2,174,529	3,481,146	653,186
Interest (net of foreign withholding taxes of $0, $194,105 and $0, respectively)	71,364	85,256,462	33,293

Total investment income	11,423,287	89,433,388	16,280,228

Expenses:

Management fees	5,994,497	9,445,051	4,897,590
Custody, accounting and administrative services	1,421,245	1,163,874	616,182
Professional fees	379,902	244,913	223,937
Transfer Agency fees	116,398	222,236	97,952
Registration fees	79,911	68,211	56,434
Trustee fees	42,445	46,979	41,725
Printing and mailing costs	26,251	43,090	31,362
Prime broker fees	5,997	577	—
Other	77,779	50,682	20,608

Total expenses	8,144,425	11,285,613	5,985,790

Less — expense reductions	(5,069,049)	(4,897,185)	(2,244,767)

Net expenses	3,075,376	6,388,428	3,741,023

NET INVESTMENT INCOME	8,347,911	83,044,960	12,539,205

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $23,233, $0 and $11,989, respectively)	(11,572,359)	(66,078,432)	(16,314,030)
Purchased options	—	(478,772)	—
Futures contracts	3,276,281	(110,861)	(1,122,794)
Written options	—	60,268	—
Swap contracts	—	2,794,171	—
Forward foreign currency exchange contracts	(952,012)	(961,840)	(10,636)
Foreign currency transactions	504,670	219,331	(125,316)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	32,932,961	81,501,668	(20,388,673)
Unfunded loan commitment	—	11,167	—
Purchased options	—	(125,739)	—
Futures contracts	(4,229,374)	(80,178)	(268,873)
Written options	—	55,965	—
Swap contracts	—	(1,081,440)	—
Forward foreign currency exchange contracts	1,615,890	589,931	—
Foreign currency translation	22,302	143,323	17,712

Net realized and unrealized gain (loss)	21,598,359	16,458,562	(38,212,610)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,946,270	$99,503,522	$(25,673,405)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$8,347,911	$5,150,490	$83,044,960	$65,046,134

Net realized gain (loss)	(8,743,420)	33,072,283	(64,556,135)	(116,418,884)

Net change in unrealized gain (loss)	30,341,779	(129,440,987)	81,014,697	(152,735,103)

Net increase (decrease) in net assets resulting from operations	29,946,270	(91,218,214)	99,503,522	(204,107,853)

Distributions to shareholders:

From distributable earnings	(39,162,975)	(127,713,203)	(81,470,590)	(35,392,743)

From return of capital	—	—	(3,475,605)	(30,807,327)

Total distributions to shareholders	(39,162,975)	(127,713,203)	(84,946,195)	(66,200,070)

From share transactions:

Proceeds from sales of shares	511,675,000	66,510,000	424,368,538	121,791,000

Reinvestment of distributions	39,162,975	127,713,203	84,946,195	66,188,753

Cost of shares redeemed	(152,480,805)	(129,359,280)	(438,813,157)	(357,134,496)

Net increase (decrease) in net assets resulting from share transactions	398,357,170	64,863,923	70,501,576	(169,154,743)

TOTAL INCREASE (DECREASE)	389,140,465	(154,067,494)	85,058,903	(439,462,666)

Net assets:

Beginning of year	372,329,980	526,397,474	985,616,367	1,425,079,033

End of year	$761,470,445	$372,329,980	$1,070,675,270	$985,616,367

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$ 12,539,205	$ 10,153,400

Net realized gain (loss)	(17,572,776)	19,620,365

Net change in unrealized loss	(20,639,834)	(132,796,386)

Net decrease in net assets resulting from operations	(25,673,405)	(103,022,621)

Distributions to shareholders:

From distributable earnings	(25,978,821)	(37,115,315)

From share transactions:

Proceeds from sales of shares	205,108,061	97,110,000

Reinvestment of distributions	25,890,049	37,115,315

Cost of shares redeemed	(22,035,027)	(312,175,941)

Net increase (decrease) in net assets resulting from share transactions	208,963,083	(177,950,626)

TOTAL INCREASE (DECREASE)	157,310,857	(318,088,562)

Net assets:

Beginning of year	415,218,818	733,307,380

End of year	$572,529,675	$ 415,218,818

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Global Equity Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.09	$14.91	$10.64	$10.97	$10.62

Net investment income(a)	0.14	0.13	0.14	0.14	0.19

Net realized and unrealized gain (loss)	0.74	(2.39)	4.37	0.15	0.91

Total from investment operations	0.88	(2.26)	4.51	0.29	1.10

Distributions to shareholders from net investment income	(0.31)	(0.18)	(0.09)	(0.33)	(0.19)

Distributions to shareholders from net realized gains	(0.44)	(3.38)	(0.15)	(0.29)	(0.56)

Total distributions	(0.75)	(3.56)	(0.24)	(0.62)	(0.75)

Net asset value, end of year	$9.22	$9.09	$14.91	$10.64	$10.97

Total return(b)	10.10%	(19.61)%	42.93%	2.60%	11.39%

Net assets, end of year (in 000s)	$761,470	$372,330	$526,397	$527,449	$462,441

Ratio of net expenses to average net assets	0.53%	0.52%	0.51%	0.46%	0.72%

Ratio of total expenses to average net assets	1.40%	1.48%	1.31%	1.53%	1.42%

Ratio of net investment income to average net assets	1.43%	1.19%	1.07%	1.34%	1.81%

Portfolio turnover rate(c)	60%	90%	83%	79%	91%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.13	$8.91	$8.70	$9.06	$8.83

Net investment income(a)	0.56	0.43	0.43	0.45	0.54

Net realized and unrealized gain (loss)	0.14	(1.77)	0.22	(0.35)	0.31

Total from investment operations	0.70	(1.34)	0.65	0.10	0.85

Distributions to shareholders from net investment income	(0.55)	(0.24)	(0.41)	(0.40)	(0.55)

Distributions to shareholders from return of capital	(0.02)	(0.20)	(0.03)	(0.06)	(0.07)

Total distributions	(0.57)	(0.44)	(0.44)	(0.46)	(0.62)

Net asset value, end of year	$7.26	$7.13	$8.91	$8.70	$9.06

Total return(b)	9.89%	(15.42)%	7.47%	1.21%	9.03%

Net assets, end of year (in 000s)	$1,070,675	$985,616	$1,425,079	$940,024	$820,164

Ratio of net expenses to average net assets	0.57%	0.56%	0.55%	0.60%	0.61%

Ratio of total expenses to average net assets	1.02%	1.02%	0.98%	1.04%	1.05%

Ratio of net investment income to average net assets	7.47%	5.32%	4.69%	5.20%	6.01%

Portfolio turnover rate(c)	101%	78%	96%	102%	150%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Real Assets Strategy Fund

	Class R6 Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.95	$11.76	$8.93	$10.78	$9.24

Net investment income(a)	0.23	0.20	0.22	0.19	0.22

Net realized and unrealized gain (loss)	(0.44)	(2.40)	2.76	(1.51)	1.57

Total from investment operations	(0.21)	(2.20)	2.98	(1.32)	1.79

Distributions to shareholders from net investment income	(0.11)	(0.35)	(0.15)	(0.35)	(0.20)

Distributions to shareholders from net realized gains	(0.42)	(0.26)	—	(0.18)	(0.05)

Total distributions	(0.53)	(0.61)	(0.15)	(0.53)	(0.25)

Net asset value, end of year	$8.21	$8.95	$11.76	$8.93	$10.78

Total return(b)	(2.88)%	(19.78)%	33.70%	(12.86)%	20.04%

Net assets, end of year (in 000s)	$572,530	$415,219	$733,307	$459,950	$449,938

Ratio of net expenses to average net assets	0.76%	0.74%	0.69%	0.77%	0.81%

Ratio of total expenses to average net assets	1.22%	1.21%	1.16%	1.21%	1.24%

Ratio of net investment income to average net assets	2.56%	1.87%	2.08%	2.02%	2.23%

Portfolio turnover rate(c)	73%	104%	96%	92%	97%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements October 31, 2023

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Multi-Manager Global Equity	Class R6	Diversified

Multi-Manager Non-Core Fixed Income	Class R6	Diversified

Multi-Manager Real Assets Strategy	Class R6	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2023, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Diamond Hill Capital Management Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, LLC and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, Aristotle Pacific Capital, LLC (formerly Pacific Asset Management LLC), Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, RBC Global Asset Management (UK) Limited, doing business as RBC BlueBay Asset Management (formerly BlueBay Asset Management LLP), RBC Global Asset Management (U.S.) Inc., doing business as RBC Global Asset Management and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., Principal Real Estate Investors, LLC, PGIM Real Estate, a business unit of PGIM, Inc., and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized

84

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/ or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Multi-Manager Global Equity	Annually	Annually

Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually

Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to

85

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

86

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

87

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

88

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2023:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$ 432,530	$ 568,538	$—

Asia	7,979,435	98,530,645	—

Australia and Oceania	—	2,410,520	—

Europe	27,115,916	134,429,028	—

North America	410,286,591	465,496	—

South America	5,177,231	—	—

Preferred Stocks	—	2,078,835	—

Exchange Traded Funds	1,959,258	—	—

Investment Companies	60,301,113	—	—

Total	$513,252,074	$238,483,062	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$ —	$ 1,536,908	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$ —	$ (506,313)	$—

Futures Contracts	(4,185,205)	—	—

Total	$ (4,185,205)	$ (506,313)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

89

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$361,663,963	$2,865,434

Sovereign Debt Obligations	—	348,829,749	—

Bank Loans	—	270,301,622	3,541,212

Common Stock and/or Other Equity Investments(a)

Europe	121,876	—	—

North America	488,478	4,173,213	1,743,632

Warrants	—	104,750	251,341

Preferred Stocks	—	—	9,632

Exchange Traded Funds	1,504,376	—	—

Investment Company	78,435,092	—	—

Total	$80,549,822	$985,073,297	$8,411,251

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$530,813	$—

Credit Default Swap Contracts(b)	—	88,167	—

Purchased Option Contracts	—	75,440	—

Total	$—	$694,420	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(1,427,264)	$—

Futures Contracts(b)	(80,178)	—	—

Credit Default Swap Contracts(b)	—	(45,529)	—

Written Option Contracts	—	(12,631)	—

Total	$(80,178)	$(1,485,424)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

90

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$65,395,286	$—

Australia and Oceania	—	15,560,165	—

Europe	3,854,127	82,205,067	—

North America	371,119,801	—	—

South America	1,495,087	—	—

Investment Company	12,559,159	—	—

Total	$389,028,174	$163,160,518	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(1,329,506)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,536,908	Payable for unrealized loss on forward foreign currency exchange contracts	$(506,313)

Equity	—	—	Variation margin on futures contracts	(4,185,205	)(a)

Total		$1,536,908		$(4,691,518)

91

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$88,167	(a)	Variation margin on swap contracts	$(45,529	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and purchased options	606,253		Payable for unrealized loss on forward foreign currency exchange contracts and written options	(1,439,895)

Interest rate	—	—		Variation margin on futures contracts	(80,178	)(a)

Total		$694,420			$(1,565,602)

Multi-Manager Real Assets Strategy

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	—	$—		Variation margin on futures contracts	$(1,329,506	)(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$ (952,012)	$ 1,615,890

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,276,281	(4,229,374)

Total		$ 2,324,269	$(2,613,484)

92

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain (loss) on swap contracts	$2,794,171	$(1,081,440)

Currency	Net realized gain (loss) from purchased options; written options and forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on purchased options; written options and forward foreign currency exchange contracts	(1,380,344)	520,157

Interest rate	Net realized gain (loss) from futures contracts / Net change in unrealized gain (loss) on futures contracts	(110,861)	(80,178)

Total		$1,302,966	$(641,461)

Multi-Manager Real Assets Strategy

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$(10,636)	$—

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,122,794)	(268,873)

Total		$(1,133,430)	$(268,873)

For the fiscal year ended October 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Multi-Manager Global Equity	233	$244,312,765	$—	—	—

Multi-Manager Non-Core Fixed Income	26	135,709,925	31,927,083	20,419,198	7,816,000

Multi-Manager Real Assets Strategy	277	138,227	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

93

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^*

Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.41%

Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.41

Multi-Manager Real Assets Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.54

*

GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares and/or Class R6 Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2023, GSAM waived $72,633, $116,872 and $21,970 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90% respectively. In addition, GSAM has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The Total Annual Operating Expenses and Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

94

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Multi-Manager Global Equity	$3,623,878	$1,445,171	$5,069,049

Multi-Manager Non-Core Fixed Income	4,897,185	—	4,897,185

Multi-Manager Real Assets Strategy	2,244,767	—	2,244,767

D.  Line of Credit Facility — As of October 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2023, Goldman Sachs earned $611, $294, and $2,916 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2023:

Fund	Underlying Fund	Market Value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2023	Shares as of October 31, 2023	Dividend Income

Multi-Manager Global Equity	Goldman Sachs Financial Square Government Fund — Class R6	$13,221,910	$84,266,238	$(73,044,555)	$24,443,593	24,443,593	$921,348

	Goldman Sachs Financial Square Government Fund — Institutional Shares	14,902,614	361,882,482	(340,927,576)	35,857,520	35,857,520	1,253,181

Multi-Manager Non-Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	41,576,524	963,400,777	(926,542,209)	78,435,092	78,435,092	3,481,146

Multi-Manager Real Assets Strategy	Goldman Sachs Financial Square Government Fund — Institutional Shares	7,810,169	291,470,856	(286,721,866)	12,559,159	12,559,159	653,186

95

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2023, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities

Multi-Manager Global Equity	$—	$630,411,500	$—	$317,663,076

Multi-Manager Non-Core Fixed Income	1,985,730	1,066,243,133	1,992,293	1,032,534,731

Multi-Manager Real Assets Strategy	—	523,897,827	—	342,162,227

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Distributions paid from:

Ordinary income	$16,854,234	$81,470,590	$ 5,471,176

Net long-term capital gains	22,308,741	—	20,507,645

Total taxable distributions	$39,162,975	$81,470,590	$25,978,821

Tax return of capital	$ —	$ 3,475,605	$ —

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Distributions paid from:

Ordinary income	$ 65,041,708	$35,392,691	$24,023,817

Net long-term capital gains	62,671,495	—	13,091,498

Total taxable distributions	$127,713,203	$35,392,691	$37,115,315

Tax return of capital	$ —	$30,807,379	$ —

96

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

As of the Funds’ most recent fiscal year end, October 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Undistributed ordinary income — net	$ 8,969,215	$ —	$ 11,206,332

Capital loss carryforwards:

Perpetual Short-Term	(3,017,248)	(75,953,624)	(7,189,135)

Perpetual Long-Term	(2,351,950)	(83,294,538)	(8,747,023)

Total capital loss carryforwards	(5,369,198)	(159,248,162)	(15,936,158)

Timing differences(Straddle Loss Deferral)	$ (8,263)	$ (2,883,303)	$ —

Unrealized gains (loss) — net	8,952,984	(85,419,242)	(46,892,336)

Total accumulated earnings (loss) net	$12,544,738	$(247,550,707)	$(51,622,162)

As of October 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Tax Cost	$739,459,662	$1,158,390,777	$597,723,936

Gross unrealized gain	44,027,281	9,476,563	28,303,720

Gross unrealized loss	(35,074,297)	(94,895,805)	(75,196,056)

Net unrealized gain (loss) on securities	$ 8,952,984	$ (85,419,242)	$(46,892,336)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, partnership investments, and differences in the tax treatment of swap transactions, material modification of debt securities, market discount accretion and premium amortization, and passive foreign investment company investments.

The Non-Core Fixed Income Fund reclassed $52 from distributable earnings to paid in capital for the year ending October 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the the Non-Core Fixed Income Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

97

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

8. OTHER RISKS (continued)

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Some floating or variable rate obligations or investments of a Fund may reference (or may have previously referenced) the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis and are expected to cease being published in September 2024. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR, to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of a Fund’s floating and variable rate obligations and investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund’s obligations or investments may have transitioned from LIBOR or may transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its obligations or investments. Any pricing adjustments to a Fund’s obligations or investments resulting from use of an alternative reference rate may also adversely affect the Fund’s performance and/or NAV. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its obligations and investments.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a

98

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index/Tracking Error Risk — To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of a Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

99

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

100

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	53,170,599	$511,675,000	7,042,360	$66,510,000

Reinvestment of distributions	4,380,658	39,162,975	11,242,054	127,713,203

Shares redeemed	(15,911,348)	(152,480,805)	(12,609,091)	(129,359,280)

NET INCREASE	41,639,909	$398,357,170	5,675,323	$64,863,923

101

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	56,584,724	$ 424,368,538	15,306,628	$ 121,791,000

Reinvestment of distributions	11,392,098	84,946,195	8,400,275	66,188,753

Shares redeemed	(58,849,100)	(438,813,157)	(45,428,653)	(357,134,496)

NET INCREASE (DECREASE)	9,127,722	$ 70,501,576	(21,721,750)	$(169,154,743)

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	22,983,417	$205,108,061	9,498,167	$ 97,110,000

Reinvestment of distributions	2,825,332	25,890,049	3,236,155	37,115,315

Shares redeemed	(2,520,809)	(22,035,027)	(28,693,770)	(312,175,941)

NET INCREASE (DECREASE)	23,287,940	$208,963,083	(15,959,448)	$(177,950,626)

102

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

103

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2023 (Unaudited)

As a shareholder of Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund			Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 5/1/23	Ending Account Value 10/31/23		Expenses Paid for the 6 months ended 10/31/23*	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid for the 6 months ended 10/31/23
Class R6
Actual	$1,000.00	$ 978.80		$4.68	$1,000.00	$1,006.70	$5.83	$1,000.00	$ 885.70	$3.68
Hypothetical 5% return	1,000.00	1,020.50	+	4.78	1,000.00	1,019.40	5.86	1,000.00	1,021.30	3.94

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.52%
Multi-Manager Non-Core Fixed Income	0.64
Multi-Manager Real Assets Strategy	0.77

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

104

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until September 30, 2024 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) at a meeting held on September 19-20, 2023 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Diamond Hill Capital Management Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Principal Global Investors, LLC, T. Rowe Price Associates, Inc., Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, and Wellington Management Company LLP (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); (ii) each of Ares Capital Management II LLC, Aristotle Pacific Capital, LLC, Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, RBC Global Asset Management (U.K.) Limited (d/b/a RBC BlueBay Asset Management), RBC Global Asset Management (U.S.) Inc. (d/b/a RBC Global Asset Management) and TCW Investment Management Company LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); and (iii) each of Cohen & Steers Capital Management, Inc., Principal Real Estate Investors, LLC, PGIM Real Estate, a business unit of PGIM, Inc., and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

105

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

with respect to the Goldman Sachs Multi-Manager Global Equity Fund, to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

with respect to the Investment Adviser, portfolio manager ownership of Fund shares;the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates and Designated Sub-Advisers, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

106

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the sub-adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management, and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of March 31, 2023, and updated performance information prepared by the Investment Adviser as of June 30, 2023 ending on the applicable dates. The information on each Fund’s investment performance prepared by the Outside Data Provider was provided for the one-, three-, and five-year periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also received information comparing the performance of the Goldman Sachs Multi-Manager Global Equity Fund to that of comparable unregistered funds and separate accounts managed by the Investment Adviser. They considered that the unregistered funds and separate accounts provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Designated Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund had placed in the fourth quartile of its performance peer group for the one-, three-, and five-year periods, and had outperformed its benchmark index for the one- and three-year periods and had underperformed for the five-year period ended March 31, 2023. They observed that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund had placed in the fourth quartile of its performance peer group for the one-, three-, and five-year periods, and had underperformed its composite benchmark index for the one-, three-, and five-year periods ended March 31, 2023. The Trustees noted that the Goldman Sachs Multi-Manager Real Assets Strategy Fund had placed in the fourth quartile of its performance peer group for the one- and three-year periods and the top half for the five-year period, and had underperformed its composite benchmark index for the one- and three-year periods and outperformed for the five-year period ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense

107

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and expense limitations. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment program whereby the Funds and other funds act as core “building blocks” for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

First $1 billion	1.03%	0.85%	1.00%

Next $1 billion	0.93	0.85	0.90

Next $3 billion	0.89	0.77	0.86

Next $3 billion	0.87	0.73	0.84

Over $8 billion	0.84	0.71	0.82

108

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Funds’ sub-advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for purposes of applying breakpoints in a sub-advisory agreement; and (f) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders, and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2024.

109

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until September 30, 2024.

110

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on September 19-20, 2023, the Trustees, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Ninety One North America, Inc. (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation to be paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

111

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 65	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company)(1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	None

John F. Killian Age: 68	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	90	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				90	None

Michael Latham Age: 58	Trustee	Since 2021	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	91	FinTech Evolution Acquisition Group (a special purpose acquisition company)

112

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 69	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				91	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee		Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	193	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of October 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2023, Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

113

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Assistant Secretary — Goldman Sachs MLP and Energy Renaissance Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II – Strategic Multi-Asset Class Funds - Tax Information (Unaudited)

For the year ended October 31, 2023, 14.92%, 0.75% and 24.34% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income Fund, and Multi-Manager Real Assets Strategy Fund, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2023, 0.34% of the dividend paid from net investment company taxable income by the Multi-Manager Global Equity Fund qualify as section 199A dividends.

For the year ended October 31, 2023, 37.10% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Global Equity Fund and the Multi-Manager Real Assets Strategy Fund designate $22,308,741 and $20,507,645, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2023.

For the year ended October 31, 2023, the Multi-Manager Non-Core Fixed Income designates 100% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

114

(This page intentionally left blank)

(This page intentionally left blank)

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov. The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliatesorany third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider each Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about each Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550 © 2023 Goldman Sachs. All rights reserved. 348256-OTU-1929093 SMACAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2023	2022	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$490,622	$562,318	Financial Statement audits.

Audit-Related Fees:

• PwC	$100,800	$64,000	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,075,449	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2023 and October 31, 2022 were $100,800 and $64,000, respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2023. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022 for its Target Date Portfolios.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 4, 2024

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 4, 2024